UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5669
_________________________________________

FIFTH THIRD FUNDS
(Exact Name of Registrant as Specified in Charter)
_________________________________________

38 Fountain Square Plaza
Cincinnati, Ohio 45263
(Address of Principal Executive Office) (Zip Code)
_________________________________________

Registrant’s Telephone Number, including area code: (800) 282-5706

(Name and Address of Agent for Service)

E. Keith Wirtz
President
Fifth Third Funds
38 Fountain Square Plaza
Cincinnati, Ohio 45263

with a copy to:
David A. Sturms
Vedder Price P.C.
222 North LaSalle Street
Chicago, IL 60601-1003

Date of fiscal year end: July 31

Date of reporting period: July 31, 2011

Item 1.          Report to Stockholders.

Fifth Third Funds

2011 Stock and Bond Mutual Funds

Annual Report to Shareholders
July 31, 2011

Advised by:
FTAM
FIFTH THIRD ASSET MANAGEMENT

NOTICE OF DELIVERY OF PROSPECTUSES,
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS
In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds’ website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are filed on Form NQ and are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov. They may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Advisor to Fifth Third Funds and receives a fee for its services.

Fifth Third Funds, like all mutual funds:
•	are NOT FDIC insured
•	have no bank guarantee
•	may lose value

Rev. 11/2010
FACTS	WHAT DOES Fifth Third Funds DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
Social Security number and customer names
customer addresses and tax identification numbers
account numbers and account and transaction history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Fifth Third Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fifth Third Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	No
For our affiliates to market to you	No	No
For nonaffiliates to market to you	No	No

Questions?	Call 800-282-5706 or go to http://fifththirdfunds.com/

Who we are
Who is providing this notice?	Fifth Third Funds

What we do
How does Fifth Third Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Fifth Third Funds collect my personal information?	We collect your personal information, for example, when you
open an account or conduct account
transactions or request account information or
when our service providers service your account.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
sharing for affiliates’ everyday business purposes—information about your creditworthiness affiliates from using your information to market to you
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Fifth Third Bank, Inc., Fifth Third Securities, Inc., Fifth Third Asset Management, Inc. See www.53.com for a list of all affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
State Street Bank and Trust, Boston Financial Data Services, FTAM Funds Distributor, Inc.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
None

Other important information
The Fifth Third Funds require its service providers to maintain technical, physical, and administrative safeguards. Additionally, when customer information is shared, the Fifth Third Funds require third parties to treat and maintain the privacy of customer information with the same degree of diligence and careful attention required by the Fifth Third Funds.

TABLE OF CONTENTS

Economic Outlook and Commentary Section	1

Management Discussion of Fund Performance
Small Cap Growth	4
Mid Cap Growth	6
Quality Growth	8
Dividend Growth	10
Micro Cap Value	12
Small Cap Value	14
All Cap Value	16
Disciplined Large Cap Value	18
Structured Large Cap Plus	20
Equity Index	22
International Equity	24
Strategic Income	26
Fifth Third LifeModel AggressiveSM	28
Fifth Third LifeModel Moderately AggressiveSM	31
Fifth Third LifeModel ModerateSM	34
Fifth Third LifeModel Moderately ConservativeSM	37
Fifth Third LifeModel ConservativeSM	40
High Yield Bond	44
Total Return Bond	46
Short Term Bond	48

Schedules of Investments	51

Notes to Schedules of Investments	102

Statements of Assets and Liabilities	104

Statements of Operations	108

Statements of Changes in Net Assets	112

Statement of Cash Flows	129

Financial Highlights	130

Notes to Financial Highlights	152

Notes to Financial Statements	153

Report of Independent Registered Public Accounting Firm	179

Supplemental Information	180

Our Message to You

Although the economic optimism that buoyed the U.S. financial market through the first half of the fiscal year faded in its final months, stocks generally finished the period with double-digit gains and bonds ended with solid returns. Accordingly, Fifth Third Funds shareholders experienced positive results.

Within the stock market, returns reported during the 12-month period ending July 31, 2011, included:

•	A 19.65% advance for the S&P 500 Index[1] of large cap stocks.

•	A 25.77% advance for the S&P 400 Index[1] of mid cap stocks.

•	A 29.81% advance for the S&P 600 Index[1] of small cap stocks.

•	A 17.17% advance for the MSCI EAFE Index, Net[1], of international stocks.

Beneath such impressive figures existed an array of developments.

•	Last November, voters in the U.S. approved a significant shift in the makeup of the country’s leadership.

•	A series of devastating natural disasters hit Japan in March.

•	Weather-related disasters struck much of the U.S. during the spring, causing billions of dollars worth of damage.

•	Problems in Greece resurfaced in the spring, leading to a second bailout and fears of sovereign debt problems spreading, most immediately to Portugal and Italy.

•	By the final month of the fiscal year, all eyes were focused on Washington’s discussion regarding the national debt ceiling and what actions were being taken to avoid a technical default by the U.S.

The debate contributed to the sour mood within the country and played a role in the volatility experienced in the capital markets. Yet through it all, corporate profits continued to post impressive gains.

A closer look at the stock market will reveal the dynamics in play. Mid cap stocks generally led the way, followed by small cap stocks as a risk-on philosophy dominated the first part of the period. Accordingly, growth stocks outperformed value names, although international stocks trailed domestic equities.

Within the fixed income asset class, interest rates (which move in the opposite direction of prices) declined through the second half of the period amid a volatility inspired flight to quality. The Federal Reserve’s second round of quantitative easing also helped sustain prices as the central bank purchased $600 billion worth of government debt between November 2010 and June 2011. Money market fund returns lingered near zero as the Fed kept its Federal Funds Rate in a range of 0.0% to 0.25%. Commodities such as gold enjoyed a considerable ride upward, due in part to government bond market uncertainties and rising inflation in fast-growing emerging markets.

While lower-quality assets generally outperformed the market for the entire fiscal year, the late-period volatility served as a healthy reminder that higher-quality investments tend to lead the way in periods of uncertainty. I’m proud of the Fifth Third Funds’ performance for the entire fiscal year period, as our portfolio managers’ adherence to higher-quality investments reaped rewards. In addition, during periods of modest growth, investors seek out companies with steady earnings potential, which bodes well for the high-quality approach going forward.

As for the coming quarters, our expectations on the macro front include:

Sub-par growth in the U.S. gross domestic product (GDP). Aside from a few hiccups — growth never happens in a straight line — statistics related to the domestic economy suggest that the recovery has hit a soft-patch. As such, we anticipate the economy will grow at a 2.00% rate for all of 2011.

Rocky job landscape remains. Although we believe the economy is poised to grow in 2011, the employment market will continue to face challenges. The pressures on hiring are clear. U.S. companies are faced with rising regulatory burdens, higher employee costs, and rising input costs. Political unrest in Washington has only exacerbated the problem.

Earnings outlook rosy. After effectively navigating the Great Recession of 2008-09, many management teams have continued to run their organizations well through the recovery. To that end, we expect full-year profit growth rates to end in the mid-teens.

Valuations appealing. At period-end, stocks were trading near 13 times consensus earnings estimates for 2011. Such levels are extremely attractive on a historical basis and also compare favorably to the yield on 10-year Treasuries. Bluntly stated, stocks are cheap in relation to their earnings potential.

Quality a target. As we have noted, investors increasingly rediscovered the benefits of higher-quality investments as the stock market retreated through the final weeks of the period. In the wake of the volatility — and in recognition of the unknowns facing investors — we moved our portfolios up the quality spectrum in anticipation of the second half of 2011. In general, we believe quality factors will likely grow in importance over the next year.

We believe stocks remain the best option. Through the entire fiscal year period, the Fed signaled nothing but accommodation, which generally translates into lower yields on fixed income investments. Yet, volatility in bonds can spike following flight to quality rallies, and longer-term issues may start to reflect longer-term worries, such as inflation. Therefore, we continue to favor stocks over bonds, cash, and other asset classes for the balance of 2011.

Inflationary outlook still mixed. Some commodities investors booked profits in the latter weeks of the fiscal year after substantial increases in the price of oil, metals, and other input materials. In the near-term, we continue to anticipate that core inflation rates will remain muted, but a variety of pressures, including high potential growth rates in emerging economies, could fuel hefty increases further down the road.

The European Union remains a wild card. Until individual governments in the European Union realistically address systemic problems stemming largely from generous social welfare programs, we will continue to witness flare-ups of fiscal pain across the Continent. As such, we remain extremely wary of the region.

Admittedly, the debt ceiling and federal deficit debates that consumed Washington over the closing weeks of the fiscal year left a bad taste in the mouths of millions across the U.S. After all, it’s hard to feel encouraged when our elected leaders can’t agree upon what’s most important for the future of the nation.

Regardless of the outcome of those discussions — and the similar debates that are sure to follow — we believe the country’s economy is heading in the right direction. In turn, we believe high-quality investments are well-positioned to benefit from the future growth. Furthermore, by making Fifth Third Funds part of a well-diversified investment plan, I believe you’re putting your portfolio in an ideal position to realize positive risk-adjusted returns into the future.

Thank you for your confidence in Fifth Third Funds.

E. Keith Wirtz, CFA
Chief Investment Officer

[1]Terms and Definitions

The S&P 500® Stock Index is an index of 500 selected common stocks most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The S&P MidCap 400® Index is an index of 400 selected common stocks that tracks U.S. firms with market capitalizations of $850 million to $3.8 billion.

The S&P SmallCap 600® Index is an index of 600 selected common stocks that tracks U.S. firms with market capitalization of $250 million to $1.2 billion.

The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE)® Index is generally representative of a sample of companies of the market structure of 20 European and Pacific Basin countries.

The above indices do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Duration is the weighted average maturity of a bond’s cash flow.

Gross Domestic Product (GDP) is the market value of the goods and services produced by labor and property in the United States. GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services.

Sovereign Debt is the total amount owed to the holders of bonds issued by a national government.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Small Cap Growth Fund

For the 12-month period ended July 31, 2011, the Fifth Third Small Cap Growth Fund (Institutional) advanced 27.98% on a net of fee basis, compared to its benchmark, the Russell 2000® Growth Index, which gained 29.32%.

While the fiscal year for the Fund began with a weak start in August 2010, positive upward momentum quickly took hold and drove the Fund’s benchmark upward 45% between August and May 2011. The small cap growth sector was a prime beneficiary of a combination of heartening economic data, positive earnings reports and efforts on the part of Central Banks worldwide to stimulate the global economy through QE2. Downward price pressure followed in April and May of 2011 due primarily to stagnant employment numbers, uncertainty over Europe’s sovereign debt problems, weaker-than-expected first quarter Gross Domestic Product (GDP) numbers, and lackluster decision-making on the part of policymakers in the areas of domestic debt and budgeting.

Against that backdrop, the Fund responded fairly well over the period and stayed reasonably in line with its benchmark before experiencing significant setbacks during the latter part of the fiscal year.

Overweights and strong stock selection in the Consumer Discretionary and Consumer Staples sectors contributed the most in value relative to the rest of the portfolio during the period. The Fund repositioned weights in both Consumer Discretionary and Technology to take profits and add weights to Consumer Staples and Energy. With an underweight to Materials, advantageous stock selection prevailed as that group added almost as much as the two consumer groups to relative performance during the period.

However, the Fund’s underweight to Energy, the benchmark’s strongest performer, was a significant detractor to the portfolio. Although the Fund increased its energy position and was overweight in the Services area, the relative lack of exposure resulted in missed opportunities in the fast-growing Energy and Production area.

An underweight to Healthcare also hindered the portfolio, principally due to the fact that the Fund was almost wholly devoid of selections in the Biotechnology area, one of Healthcare’s top performers for the period.

By fiscal year end, however, the Portfolio remained well-diversified across economic sectors and positioned to take advantage of sector opportunities despite further headwinds and market volatility.

Investment Risk Considerations

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies’ stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of July 31, 2011

				Ending
	1 Year	5 Year	10 Year	Value[2]

Institutional	27.98%	3.80%	3.96%	$14,750

Class A Shares	21.22%	2.47%	3.15%	$13,638

Class B Shares	21.57%	2.56%	3.06%	$13,515

Class C Shares	26.44%	2.66%	2.87%	$13,274

Russell 2000® Growth Index[1]	29.32%	6.08%	5.15%	$16,523

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 1.27% (Institutional Shares), 1.52% (Class A) and 2.27% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Small Cap Growth Fund Institutional Shares reflects the performance of the Kent Small Company Growth Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for Class A Shares reflects the performance of the Kent Small Company Growth Investment Shares, with an inception date of December 4, 1992, adjusted for the maximum sales charge. The inception date for Class B and Class C Shares is October 29, 2001. For the period prior to October 29, 2001, the performance of Class B and Class C Shares reflect the performance of Institutional Shares of the Kent Small Company Growth Fund, adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

Top Ten Equity Holdings as of July 31, 2011* as a percentage of value of investments†

Primo Water Corp.	2.20%
Global Geophysical Services, Inc.	2.13%
Cardtronics, Inc.	2.10%
Akorn, Inc.	1.92%
MDC Partners, Inc.	1.86%
Carpenter Technology Corp.	1.82%
SciQuest, Inc.	1.82%
Cogent Communications Group, Inc.	1.76%
Endologix, Inc.	1.76%
Diamond Foods, Inc.	1.76%

* Long-term securities.
† Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Small Cap Growth Fund

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]

The Fund’s performance is measured against the Russell 2000® Growth Index. The Russell 2000® Growth Index tracks the performance of common stocks that measure the performance of the securities found in the Russell 2000® universe with higher forecasted growth values.

The Russell 2000® Growth Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Mid Cap Growth Fund

For the 12-month period ended July 31, 2011, the Fifth Third Mid Cap Growth Fund (Institutional) gained 37.30% on a net of fee basis, outperforming its benchmark, the Russell Midcap® Growth Index, which advanced 28.99%.

Beginning in 2009, the mid cap growth sector distinguished itself by outperforming both large cap and small cap growth, a trend which continued through most of the past fiscal year. For investors who wanted to see earnings growth momentum transformed into rising stock prices, mid cap growth proved to be the right place to invest.

More recently, investors have been re-allocating downward in capitalization which has raised earnings expectations and valuations for mid cap stocks. By April, the focus on mid cap growth earnings was no longer being rewarded; and, by July, the sentiment had changed and selling pressure for the sector was underway.

With that as background, the Fund was well-positioned throughout most of the fiscal year to benefit from outperformance and stock selection in overweights to Technology and Consumer Discretionary. From a thematic standpoint, the Fund was also allocated to benefit strongly from the two dominant growth areas of Technology: cloud computing and Software-as-a-Service (SaaS).

Healthcare was a major contributor to Fund performance as well, particularly in the Biotechnology area where the Fund uncovered a number of rapidly growing niche services and devices.

Alternatively, a balance between underweights and poor stock selection contributed to the Fund’s underperformance relative to its benchmark in Materials and Energy.

The Fund ended the fiscal year with a foreshortened buy list, ready to raise and redeploy cash to fresh mid cap growth opportunities beginning sometime in the fourth quarter.

Investment Risk Considerations

Mid capitalization funds typically carry additional risk since mid-size companies generally have a higher risk of failure. Historically, mid-size companies’ stocks have experienced a greater degree of market volatility than large company stocks on average.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of July 31, 2011

				Ending
	1 Year	5 Year	10 Year	Value[2]

Institutional	37.30%	5.11%	3.93%	$14,698

Class A Shares	30.01%	3.76%	3.12%	$13,601

Class B Shares	30.99%	3.82%	3.03%	$13,480

Class C Shares	35.88%	4.07%	2.89%	$13,300

Russell Midcap® Growth Index[1]	28.99%	6.25%	5.85%	$17,663

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 1.24% (Institutional Shares), 1.49% (Class A) and 2.24% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

Top Ten Equity Holdings as of July 31, 2011* as a percentage of value of investments†

Alexion Pharmaceuticals, Inc.	1.86%
Wynn Resorts, Ltd.	1.76%
Fossil, Inc.	1.75%
CF Industries Holdings, Inc.	1.70%
Kansas City Southern	1.65%
CBS Corp.	1.60%
Agilent Technologies, Inc.	1.55%
Gardner Denver, Inc.	1.53%
SXC Health Solutions Corp.	1.51%
Polycom, Inc.	1.50%

* Long-term securities.
† Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Mid Cap Growth Fund

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]

The Fund’s performance is measured against the Russell Midcap® Growth Index. The Russell Midcap® Growth Index measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

The Russell Midcap® Growth Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Quality Growth Fund

For the 12-month period ended July 31, 2011, the Fifth Third Quality Growth Fund (Institutional) gained 27.01% on a net of fee basis, outperforming its benchmark, the Russell 1000® Growth Index, which advanced 24.76%.

The equity markets over the preceding 12 months resembled a two-act play. During the first act, generally from August through December of 2010, a buoyancy in mood strongly favored cyclical stocks — those equities which are best able to translate improving economic activity into upward price momentum.

Beginning in January, however, defensive stocks — which generally show downside resilience during times of stress — began showing some robust earnings growth. This was the start of act two, a turning point that arrived generally in the spring. Subsequent months have been characterized by growing institutional unease over the prospects for slower growth, continued Congressional irresolution over longer-term fiscal policy, and growing sovereign debt exposure in the European markets.

The Fund took advantage of the positive climate for cyclical stocks in the first half of the year by increasingly implementing an overweight to the Industrials sector, which served as one of the primary drivers of Fund performance for the year. The other main performance driver was a move toward Healthcare, which began early in 2011. By March, the Fund was well on its way to reducing its overweight in Industrials, while increasing its overweight bias to Healthcare in parallel to the market’s changing sentiment toward the defensive side.

Relative to its benchmark, Information Technology was the next best contributor to Fund performance. Favorable stock selection in this sector was the primary contributor to performance. Even though the Fund’s holdings in the Energy sector outperformed the overall market, its selections did not keep pace with the robust returns generated by the sector for its benchmark. The Energy sector itself delivered the best absolute performance for its benchmark during the period.

At the beginning of the new fiscal year, the Fund remains overweight to Healthcare; but with somewhat less enthusiasm due to concerns about potential cuts in Medicare and other institutional healthcare-related policy decisions. Overall, in response to the market’s downbeat sentiment at year-end, the Fund has been moving to a sector neutral position until the dust settles and a fresh trend line becomes clearer.

Investment Risk Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of July 31, 2011

				Ending
	1 Year	5 Year	10 Year	Value[2]

Institutional	27.01%	6.10%	1.66%	$11,795

Class A Shares	20.32%	4.74%	0.89%	$10,931

Class B Shares	20.83%	4.70%	0.81%	$10,838

Class C Shares	25.73%	5.02%	0.65%	$10,666

Russell 1000® Growth Index[1]	24.76%	5.52%	2.40%	$12,671

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 1.13% (Institutional Shares), 1.38% (Class A) and 2.13% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

Top Ten Equity Holdings as of July 31, 2011* as a percentage of value of investments†

Apple, Inc.	5.17%
International Business Machines Corp.	3.58%
Exxon Mobil Corp.	2.49%
Coca-Cola Co. (The)	2.43%
Schlumberger, Ltd.	2.21%
Costco Wholesale Corp.	2.00%
McDonald’s Corp.	2.00%
Oracle Corp.	1.99%
UnitedHealth Group, Inc.	1.83%
Occidental Petroleum Corp.	1.80%

* Long-term securities.
† Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Quality Growth Fund

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]

The Fund’s performance is measured against the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Growth Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Dividend Growth Fund

For the 12-month period ended July 31, 2011, the Fifth Third Dividend Growth Fund (Institutional) advanced 18.02% on a net of fee basis, underperforming its benchmark, the S&P 500® Index, which gained 19.65%.

Stocks endured considerable volatility through the second half of the fiscal year yet finished with solid gains. Riskier names generally performed better — small and mid cap stocks outperformed large cap holdings and growth stocks topped value positions — as the Federal Reserve’s second round of quantitative easing occurred during much of the period. Between November 2010 and June 2011, the central bank purchased $600 billion in U.S. Government securities, which helped keep short term interest rates low and encouraged investment in riskier assets such as stocks and higher yielding bonds.

Within the Fund, stock selection in the Consumer Discretionary and Consumer Staples sectors hindered relative performance as investors shied away from higher quality investments. Alternatively, investments in the Industrials sector, most notably within the transportation and heavy machinery industries, boosted relative returns. A spike in performance in a Utilities sector stock and an underweight position, relative to the benchmark, in the underperforming Financials sector also proved advantageous.

As the market struggled through the final month of the period, bogged down by the debt and fiscal woes in the U.S. and yet another flare-up of European debt concerns, investors started to seek out higher quality assets. Such a development tracks with historical trends that show increased demand for higher quality assets when economic recoveries are showing fatigue and political turmoil dominates.

As for the Fund, the flattening of economic expectations prompted caution in the Industrials sector, which did well as outlooks improved, and in the Energy sector, in which the Fund’s exposure was cut. An overweight stake in the Healthcare sector remained in place, as did an underweight position in the Financials sector, where companies continued to face regulatory challenges and low revenue growth.

Investment Risk Considerations

As a non-diversified Fund, the Fund may invest a greater percentage of assets in a particular company or a smaller number of companies as compared to diversified funds. As a result, the value of the Fund’s shares may fluctuate more than funds invested in a broader range of companies.

Average Annual Total Returns as of July 31, 2011

				Ending
	1 Year	5 Year	10 Year	Value[2]

Institutional	18.02%	2.24%	0.01%	$10,013

Class A Shares	11.90%	0.95%	-0.73%	$9,296

Class B Shares	11.85%	0.84%	-0.89%	$9,145

Class C Shares	16.90%	1.19%	-0.99%	$9,056

S&P 500® Index[1]	19.65%	2.39%	2.61%	$12,938

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 3.08% (Institutional Shares), 3.28% (Class A), 4.15% (Class B) and 4.04% (Class C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

Top Ten Equity Holdings as of July 31, 2011* as a percentage of value of investments†

International Business Machines Corp.	4.33%
Apple, Inc.	3.45%
Schlumberger, Ltd.	3.06%
Apache Corp.	2.81%
Novartis AG	2.50%
McDonald’s Corp.	2.49%
Procter & Gamble Co. (The)	2.32%
Exxon Mobil Corp.	2.17%
JP Morgan Chase & Co.	2.16%
Baxter International, Inc.	2.15%

* Long-term securities.
† Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Dividend Growth Fund

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]

The Fund’s performance is measured against the S&P 500® Index. The S&P 500® Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The S&P 500® Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class for the 10-Year period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Micro Cap Value Fund

For the 12-month period ended July 31, 2011, the Fifth Third Micro Cap Value Fund (Institutional) gained 16.84% on a net of fee basis, outperforming its benchmark, the Russell Microcap Value® Index, which advanced 16.17%.

From the beginning of the fiscal year, market activity was primarily driven by the efforts on the part of Central Banks worldwide to stimulate the global economy by making capital loans more readily available through quantitative easing — strategies popularly known as QE1 and QE2.

From August 2010 through January 2011, these monetary policies worked well and led to some very strong sector returns in the micro cap value universe. Headwinds against continued growth, however, appeared in the form of persistent high unemployment and the re-emergence of bank balance sheet problems from troubled loans.

Against that background, The Fund finished the year in a stable, defensive posture with overweights in Consumer Staples, Healthcare, Industrials and Telecommunications.

From January onward, the Fund took profits from an overweight in Technology, providing the Fund with its primary contribution to relative return and leading to the sector’s current underweight at fiscal year-end. Much of the contribution was due to allocation decisions made in the 2009 to early 2010 timeframe prior to the Technology growth surge last fall.

Underweights to two of the benchmark’s worst performers, Financial and Consumer Discretionary, were relative contributors to Fund performance. The Community Bank area in Financials, however, is being closely monitored by the Fund because of recent improvements in that area’s credit metrics over the past two quarters. One of the Fund’s strongest sectors, Utilities, which represents a very small portion of the benchmark, regrettably added only slightly to relative performance.

The Fund’s overweight in Industrials, most notably Transportation, detracted from performance, primarily because Trucking volume was weaker than anticipated — despite the economy’s moderate strength through much of the period.

Finally, the Fund’s large cash balance which had grown from 5% of assets to 9% by fiscal year-end placed a drag on performance; although the source of the cash — profit-taking from the Technology sector — provided a prime driver for the Fund’s outperformance relative to the benchmark.

Investment Risk Considerations

Micro capitalization funds typically carry additional risk since micro-cap companies generally have a higher risk of failure. Historically, micro-cap stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of July 31, 2011

				Ending
	1 Year	5 Year	10 Year	Value[2]

Institutional	16.84%	4.00%	9.86%	$25,611

Class A Shares	10.99%	2.69%	9.03%	$23,739

Class B Shares	10.69%	2.76%	9.05%	$23,785

Class C Shares	16.00%	2.98%	8.90%	$23,466

Russell 2000® Value Index[1]	18.55%	1.84%	7.41%	$20,434

Russell Microcap® Value Index[1]	16.17%	-0.99%	7.18%[3]	$20,009

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 1.71% (Institutional Shares), 1.96% (Class A) and 2.71% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

Top Ten Equity Holdings as of July 31, 2011* as a percentage of value of investments†

BioScrip, Inc.	1.93%
Petroquest Energy, Inc.	1.46%
Celadon Group, Inc.	1.39%
Winn-Dixie Stores, Inc.	1.36%
Pike Electric Corp.	1.34%
Nash Finch Co.	1.33%
PH Glatfelter Co.	1.31%
Cache, Inc.	1.31%
Prestige Brands Holdings, Inc.	1.31%
Berkshire Hills Bancorp, Inc.	1.28%

* Long-term securities.
† Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Micro Cap Value Fund

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]

The Fund’s performance is measured against the Russell 2000® Value Index and the Russell Microcap® Value Index. The Russell 2000® Value Index measures the performance of those Russell 2000® companies with a less-than-average growth orientation. The Russell Microcap® Value Index measures the performance of those Russell Microcap companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Value Index and the Russell Microcap® Value Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2011.

[3]	The average annual total return for the Russell Microcap® Value Index since its inception.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Small Cap Value Fund

For the 12-month period ended July 31, 2011, the Fifth Third Small Cap Value Fund (Institutional) advanced 20.80% on a net of fee basis, outperforming its benchmark, the Russell 2000® Value Index, which gained 18.55%.

The first half of the fiscal year, from August 2010 through February 2011, was positively influenced by the market’s response to the worldwide effort on the part of central banks to ease monetary policy — nicknamed QE2. It appeared to the markets that a global recovery was underway. An uptick in U.S. employment also added to market optimism.

The second half of the year, however, underscored the current interdependence of global economies. When Japan’s triple disaster in March 2011 — tsunami, earthquake and nuclear catastrophe — set off a profound sense of disruption, other fears multiplied. While China’s efforts to combat inflation were seen to dampen economic growth expectations, national leaders in Europe and the U.S. seemed incapable of coping with the growing global debt crisis.

Against this backdrop, the Fund began the year with strong contributions from overweights in Consumer Staples, Industrials, Materials, and Energy. Slight underweights in Telecommunications, Information Technology and Utilities also made portfolio contributions. The Fund benefited additionally from overweights to Industrials and Materials, which took advantage of the converging interplay between a weak dollar and strong demand for commodities in emerging economies during much of the period. An underweight to the particularly challenging Financials sector also contributed to the upside, while overweights to Energy were helpful from a sector allocation standpoint. On the other hand, an underweight to Healthcare detracted from overall performance.

By the end of the period, the Fund’s defensive qualities were apparent: To adjust to slowing economic conditions, the Fund increased its holdings in Consumer Staples, Healthcare and Financials, while decreasing its positions in Industrials, Materials and Information Technology.

Investment Risk Considerations

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies’ stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of July 31, 2011

	Inception			Since	Ending
	Date	1 Year	5 Year	Inception	Value[2]

Institutional	4/1/03	20.80%	4.87%	10.27%	$22,586

Class A Shares	4/1/03	14.50%	3.54%	9.31%	$20,993

Class B Shares	4/1/03	14.65%	3.49%	9.20%	$20,825

Class C Shares	4/1/03	19.58%	3.81%	9.15%	$20,739

Russell 2000® Value Index[1]		18.55%	1.84%	7.41%	$23,488

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 1.35% (Institutional Shares), 1.60% (Class A) and 2.35% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

Top Ten Equity Holdings as of July 31, 2011* as a percentage of value of investments†

BioScrip, Inc.	2.41%
Winn-Dixie Stores, Inc.	2.21%
PH Glatfelter Co.	2.10%
UMB Financial Corp.	1.88%
FNB Corp.	1.81%
Navigant Consulting, Inc.	1.81%
American Equity Investment Life Holding Co.	1.71%
Nash Finch Co.	1.71%
Symmetry Medical, Inc.	1.70%
ViewPoint Financial Group	1.67%

* Long-term securities.
† Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Small Cap Value Fund

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]

The Fund’s performance is measured against the Russell 2000® Value Index. The Russell 2000® Value Index measures the performance of those Russell 2000® companies with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios.

The Russell 2000® Value Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

All Cap Value Fund

For the 12-month period ended July 31, 2011, the Fifth Third All Cap Value Fund (Institutional) gained 16.94% on a net of fee basis, compared to its benchmark, the Russell 3000® Value Index, which advanced 16.90%.

The first half of the fiscal year, from August 2010 through February 2011, was positively influenced by the market’s response to the worldwide effort on the part of central banks to ease monetary policy. With an uptick in U.S. employment adding to market optimism, a stabilizing, global recovery didn’t seem impossible.

The second half of the year, however, exposed the interdependent vulnerabilities of the global economy. When Japan’s triple disaster in March 2011 set off a profound sense of global disruption, other fears quickly multiplied. While China’s efforts to combat inflation were suddenly seen as a damper to economic growth, national leaders in Europe and the U.S. were viewed as incapable of coping with the growing global debt crisis.

Against this backdrop, sectors that were helpful to Fund performance included overweight positions in Industrials and Materials; and an underweight in Consumer Staples. Stock selection in each of those sectors contributed to the upside as well as outperformance relative to the benchmark.

An equal weight in Financials also contributed to the upside through strong stock selection. The Fund took advantage of opportunities in Diversified Financials especially, most notably consumer credit card companies and insurance companies with asset management capabilities.

On the downside, an underweight in Utilities proved detrimental toward the end of the year, due mostly to poor stock selection and an underexposure to Multi-Utility issues. Also, while Energy proved to be one of the best performers for the Fund from an absolute standpoint, an underweight in Consumable Fuels and suboptimal relative stock selection detracted from the portfolio. Within the Healthcare sector, underweight exposure to Pharmaceuticals and weaker than expected stock selection contributed to underperformance.

As an “All Cap” vehicle, the Fund experienced strong stock selection and weighting in the under $100 billion category, as well as the mid cap $1 billion to $5 billion range. The Fund’s underweight in the $100 billion and up category was helpful; although toward the end of the fiscal year, the position moved toward relative outperformance as investors recognized the defensive attractions of these corporate giants.

Investment Risk Considerations

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Historically, smaller companies’ stocks have experienced a greater degree of market volatility than large company stocks on average.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of July 31, 2011

				Ending
	1 Year	5 Year	10 Year	Value[2]

Institutional	16.94%	-0.11%	4.92%	$16,159

Class A Shares	10.85%	-1.37%	4.11%	$14,960

Class B Shares	10.72%	-1.37%	4.04%	$14,855

Class C Shares	15.80%	-1.11%	3.87%	$14,621

Russell 3000® Value Index[1]	16.90%	0.14%	3.93%	$14,710

Russell Midcap® Value Index[1]	20.60%	3.39%	8.08%	$21,747

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 1.45% (Institutional Shares), 1.70% (Class A) and 2.45% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to August 13, 2001, the quoted performance of the All Cap Value Fund Institutional Shares reflects the performance of the Fifth Third/Maxus Equity Fund Institutional Shares with an inception date of April 1, 1999. The inception date for the Class A, Class B and Class C Shares is August 13, 2001. Prior to such date, the quoted performance for Class A Shares reflects performance of the Fifth Third/Maxus Equity Fund Investor Shares and is adjusted for the maximum sales charges. The quoted performance of Class B and Class C Shares reflects the performance of the Fifth Third/Maxus Equity Fund Investor Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

Top Ten Equity Holdings as of July 31, 2011* as a percentage of value of investments†

JP Morgan Chase & Co.	3.36%
General Electric Co.	3.35%
UnitedHealth Group, Inc.	2.54%
ConocoPhillips	2.40%
Amgen, Inc.	2.40%
Dow Chemical Co. (The)	2.24%
Chevron Corp.	2.17%
Ensco PLC	1.89%
Citigroup, Inc.	1.89%
Microsoft Corp.	1.88%

* Long-term securities.
† Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

All Cap Value Fund

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]

The Fund’s performance is measured against the Russell 3000® Value Index and the Russell Midcap® Value Index. The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index measures the performance of those Russell mid cap companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Value and the Russell Midcap® Value Indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Disciplined Large Cap Value Fund

For the 12-month period ended July 31, 2011, the Fifth Third Disciplined Large Cap Value Fund (Institutional) advanced 16.31% on a net of fee basis, compared to its benchmark, the Russell 1000® Value Index, which gained 16.76%.

From the beginning of the fiscal year, market activity was primarily driven by efforts on the part of Central Banks worldwide to stimulate the global economy through the policy of quantitative easing known as QE2. From August 2010 through January 2011, these monetary policies worked reasonably well and led to some very strong sector returns. Headwinds against continued growth, however, appeared in the form of persistent high unemployment and the re-emergence of bank balance sheet problems from troubled loans.

It was against this backdrop that the Fund further reduced its exposure to those Financial Services stocks most affected by the ongoing residential mortgage crisis. This underweight proved to be the most significant contributor to positive relative portfolio performance during the period. Stock selection in Consumer Finance, Capital Markets and Insurance also contributed considerably to relative performance. Stock selection in Consumer Staples also added to relative results as the Fund’s holdings responded well to company-specific catalysts, especially within the Household Products industry.

An overweight in Energy — which was the top performing industry group for the fiscal year — also contributed to Fund outperformance. Selections in the Equipment and Services area proved particularly beneficial.

Alternatively, stock selection was weak within Information Technology; particularly in the Office Electronics, and Computers and Peripherals areas. The Fund’s selections failed to keep pace with the benchmark’s smaller, growth-oriented counterparts. Likewise, an underweight position and poor stock selection in the Utilities area also detracted from Fund performance. The Fund had focused on more mature, larger and more defensive Utilities; while it was the smaller, growth-oriented Utilities that were favored during the fiscal period.

The Fund ended the fiscal year with an emphasis on Energy, Healthcare and Financials, and a de-emphasis on Utilities, Consumer Staples and Consumer Discretionary — in all, a slight pro-cyclical bias.

Investment Risk Considerations

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of July 31, 2011

				Ending
	1 Year	5 Year	10 Year	Value[2]

Institutional	16.31%	0.14%	4.08%	$14,920

Class A Shares	10.31%	-1.12%	3.29%	$13,828

Class B Shares	10.20%	-1.16%	3.22%	$13,729

Class C Shares	15.26%	-0.85%	3.04%	$13,496

Russell 1000® Value Index[1]	16.76%	-0.01%	3.66%	$14,321

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 1.09% (Institutional Shares), 1.34% (Class A) and 2.09% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

Top Ten Equity Holdings as of July 31, 2011* as a percentage of value of investments†

Chevron Corp.	4.85%
UnitedHealth Group, Inc.	4.76%
Royal Dutch Shell PLC	4.02%
Citigroup, Inc.	3.99%
General Electric Co.	3.78%
CIGNA Corp.	3.53%
Prudential Financial, Inc.	3.30%
Teva Pharmaceutical Industries, Ltd.	3.21%
Verizon Communications, Inc.	3.03%
U.S. BanCorp.	2.95%

* Long-term securities.
† Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Disciplined Large Cap Value Fund

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]

The Fund’s performance is measured against the Russell 1000® Value Index. The Russell 1000® Value Index measures the performance of 1,000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields and lower forecasted growth values.

The Russell 1000® Value Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Structured Large Cap Plus Fund

For the 12-month period ended July 31, 2011, the Fifth Third Structured Large Cap Plus Fund (Institutional) gained 25.51% on a net of fee basis, outperforming its benchmark, the S&P 500® Index, which advanced 19.65%.

From the beginning of the fiscal year, upward market momentum was helped by efforts on the part of the Fed to keep interest rates low through the policy of quantitative easing known as QE2. From August 2010 through January 2011, this policy worked reasonably well and led to some very strong sector returns. Headwinds against continued growth, however, appeared in the form of persistent high unemployment and continued fallout from the global financial crisis. By the spring, the cumulative disasters in Japan, fresh worries over European sovereign debt, and uncertainty over how to solve the U.S. debt and budget challenges pushed market sentiment toward the defensive side.

Against this background, the Fund’s strategy of holding 130% long and 30% short positions contributed positively to relative performance on both sides of the trade. While the Fund’s relative performance was mostly flat for the first half of the fiscal year, the long positions contributed significantly to performance especially from December 2010 through May 2011. At that point, when the market mood turned defensive, the short positions generally took over, contributing to performance up to the fiscal year end. The Fund’s quantitative model performed well during the period, with all four factor groups (valuation, earnings quality, capital discipline, and investor sentiment) contributing positively to model performance.

The top three contributors to portfolio performance were Consumer Discretionary, Financials and Healthcare. Performance in Consumer Discretionary was especially helped by selections within Textiles, Apparel and Luxury Goods, Specialty Retail and Media Industries. Financials benefited from stock selection within Diversified Financial Services. Additionally, being underweight within Thrifts and Mortgage Finance enhanced performance. Healthcare was helped by stock selection in Pharmaceuticals and Biotechnology.

Alternatively, two sectors detracted from performance. The Utilities sector was hurt by weak stock selection within the Gas Utilities and Multi-Utilities Industries. Consumer Staples was disadvantaged by stock selections within the Food Products and Food and Staples Retailing Industries.

Investment Risk Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The Fund is subject to risks associated with short selling, which may result in the Fund sustaining greater losses or lower returns than if the Fund held only long positions.

Average Annual Total Returns as of July 31, 2011

				Ending
	1 Year	5 Year	10 Year	Value[2]

Institutional	25.51%	-2.45%	-0.17%	$9,829

Class A Shares	19.03%	-3.67%	-0.92%	$9,115

Class B Shares	19.34%	-3.76%	-1.04%	$9,008

Class C Shares	24.21%	-3.43%	-1.18%	$8,885

S&P 500® Index[1]	19.65%	2.39%	2.61%	$12,938

Russell 1000® Index[1]	20.68%	2.80%	3.13%	$13,604

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect dividends on short sales, extraordinary expenses and interest expense as well as the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 1.70% (Institutional Shares), 1.95% (Class A) and 2.70% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Structured Large Cap Plus Fund Institutional Shares reflects the performance of the Kent Growth and Income Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects performance of the Kent Growth and Income Fund Investment Shares, with an inception date of December 1, 1992, adjusted for maximum sales charge. The inception date of Class B and Class C Shares is October 29, 2001. The quoted performance of Class B and Class C Shares reflects the performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

Top Ten Equity Holdings as of July 31, 2011* as a percentage of value of investments†

International Business Machines Corp.	2.43%
Microsoft Corp.	2.31%
Chevron Corp.	2.31%
Procter & Gamble Co. (The)	1.76%
Intel Corp.	1.61%
Exxon Mobil Corp.	1.61%
Verizon Communications, Inc.	1.58%
ConocoPhillips	1.58%
AT&T, Inc.	1.37%
Wells Fargo & Co.	1.36%

* Long-term securities.
† Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Structured Large Cap Plus Fund

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]

The Fund’s performance is measured against the Russell 1000® Index and the S&P 500® Index. The Russell 1000® Index measures the performance of 1,000 largest securities found in the Russell universe. The S&P 500® Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The Russell 1000® Index and the S&P 500® Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Equity Index Fund

For the 12-month period ended July 31, 2011, the Fifth Third Equity Index Fund (Institutional) gained 19.54% on a net of fee basis, compared to its benchmark, the S&P 500® Index, which advanced 19.65%.

From the beginning of the fiscal year, upward market momentum was helped by efforts on the part of the Fed to keep interest rates low through the policy of quantitative easing known as QE2. From August 2010 through January 2011, this policy worked reasonably well and led to some very strong sector returns. Headwinds against continued growth, however, appeared in the form of persistent high unemployment and continued fallout from the global financial crisis. By the spring, the cumulative disasters in Japan, fresh worries over European sovereign debt, and uncertainty over how to solve the U.S. debt and budget challenges pushed market sentiment toward the defensive side. Against this background, the Fund, which generally seeks to duplicate the returns of the S&P 500 Index, saw Energy, Consumer Discretionary and Materials provide the strongest contributions to portfolio performance relative to the benchmark. Both Energy and Materials benefited from a surge in infrastructure development in developing nations.

Alternatively, the primary sectors that detracted from performance included Financials, Utilities and Industrials. The Financials sector lagged the benchmark as the post financial crisis business environment remained challenging. While Utilities underperformed during the first half of the fiscal year as the markets generally moved up, they began to improve toward the end of the fiscal year as the market mood turned defensive. Industrials, on the other hand, performed generally well for the first half of the fiscal year before lagging the market for the second half.

During the period, a modest 17 Index changes occurred, with nine resulting from merger and acquisition activity. On occasion, the Fund may implement transactions earlier or later than the Index’s official change date, which can generate slightly different returns. Such strategies vary based on the broader market environment and the makeup of the Index changes.

Investment Risk Considerations

The Fund invests substantially all of its assets in common stock of companies that make up the S&P 500® Index. The Advisor attempts to track the performance of the S&P 500® Index to achieve a correlation of 95% between the performance of the Fund and that of the S&P 500® Index without taking into account the Fund’s expenses.

It is important to remember that there are risks associated with index investing, including the potential risk of market decline, as well as the risks associated with investing in specific companies.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of July 31, 2011

				Ending
	1 Year	5 Year	10 Year	Value[2]

Institutional	19.54%	2.30%	2.43%	$12,710

Class A Shares	13.21%	1.00%	1.64%	$11,766

Class B Shares	13.35%	0.91%	1.56%	$11,673

Class C Shares	18.22%	1.23%	1.38%	$11,470

Select Shares	19.40%	2.22%	2.34%	$12,607

Preferred Shares	19.33%	2.15%	2.27%	$12,512

Trust Shares	19.21%	2.05%	2.17%	$12,395

S&P 500®Index[1]	19.65%	2.39%	2.61%	$12,938

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 0.59% (Institutional Shares), 0.84% (Class A), 0.67% (Select Shares), 0.74% (Preferred Shares), 0.84% (Trust shares) and 1.59% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares. For the period prior to October 29, 2001, the quoted performance of the Equity Index Fund Institutional Shares reflects the performance of the Kent Index Equity Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the quoted performance for the Class A Shares reflects the performance of the Kent Index Equity Fund Investment Shares, with an inception date of November 25, 1992, adjusted for maximum sales charge. The inception date for the Class B and Class C Shares is October 29, 2001. Prior to such date, quoted performance of Class B and Class C Shares reflects performance of the Institutional Shares and is adjusted to reflect expenses and applicable sales charges for Class B and Class C. The inception date for the Select, Preferred and Trust Shares is October 20, 2003. Prior to such date, quoted performance of the Select, Preferred and Trust Shares reflects performance of the Institutional Shares and is adjusted to reflect expenses for Select, Preferred and Trust Shares.

Top Ten Equity Holdings as of July 31, 2011* as a percentage of value of investments†

Exxon Mobil Corp.	3.18%
Apple, Inc.	2.92%
International Business Machines Corp.	1.78%
Chevron Corp.	1.69%
Microsoft Corp.	1.65%
General Electric Co.	1.54%
Johnson & Johnson	1.44%
AT&T, Inc.	1.40%
Procter & Gamble Co. (The)	1.39%
JP Morgan Chase & Co.	1.30%

* Long-term securities.
†Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Equity Index Fund

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]
The Fund’s performance is measured against the S&P 500® Index. The S&P 500® Index measures the performance of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The S&P 500® Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

International Equity Fund

For the 12-month period ended July 31, 2011, the Fifth Third International Equity Fund (Institutional) gained 17.42% on a net of fee basis compared to its benchmark, the MSCI EAFE Index, Net, which advanced 17.17%.

From the beginning of the fiscal year, global market activity was characterized by optimism and upward momentum. Commodity prices increased, supporting the belief that a global recovery was underway, which further encouraged investors to participate in the market. A depreciating U.S. dollar also enhanced dollar denominated returns. Headwinds against continued growth, however, appeared by the spring of 2011. The cumulative effects of the earthquake disaster in Japan, fresh worries over European sovereign debt, and uncertainty over global deficit and budgeting challenges pushed market sentiment toward the defensive side. By June and July, market volatility picked up considerably as Portugal, Italy, Ireland, Greece and Spain, became a significant drag on the European market.

With that as background, the Fund model excelled until the fiscal year passed its mid-point. Overall, the value and earnings quality factors had mixed performance during the period. Momentum factors posted strong performance for the entire period while growth factors slightly underperformed the Fund’s benchmark.

The Fund’s top three performing countries relative to the benchmark were Japan, Australia and Spain. Strong stock selection in Japan and Australia as well as an underweight position in Spain contributed to outperformance. Worldwide, the Fund also benefited from strong stock selection and being underweight Financials, particularly commercial banks. Materials helped outperformance until May’s market retreat. An overweight position in Healthcare, especially Pharmaceuticals, helped as well.

Alternatively, the most significant hindrance to performance worldwide came from Consumer Discretionary, particularly Automobiles and Media. Country-specific overweight’s to Industrials within Hong Kong and stock selection within French Industrials contributed to underperformance. The Fund was disadvantaged by an underweight country allocation to Switzerland, mainly due to a strong Swiss Franc, which had a negative impact on performance relative to the benchmark.

Investment Risk Considerations

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of July 31, 2011

				Ending
	1 Year	5 Year	10 Year	Value[2]

Institutional	17.42%	0.01%	4.55%	$15,608

Class A Shares	11.25%	-1.28%	3.81%	$14,529

Class B Shares	11.29%	-1.23%	3.67%	$14,338

Class C Shares	16.23%	-1.00%	3.50%	$14,111

MSCI EAFE Index, Net[1]	17.17%	0.95%	5.69%	$17,384

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect interest expense as well as the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 1.36% (Institutional Shares), 1.61% (Class A) and 2.36% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

Top Ten Equity Holdings as of July 31, 2011* as a percentage of value of investments†

Novartis AG	2.06%
Total SA	1.83%
BASF SE	1.81%
Rio Tinto PLC	1.80%
British American Tobacco PLC	1.71%
Royal Dutch Shell PLC	1.67%
Sanofi-Aventis SA	1.65%
BHP Billiton PLC	1.57%
Bayer AG	1.46%
Xstrata PLC	1.21%

* Long-term securities.
† Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

International Equity Fund

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]
The Fund’s performance is measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, Net. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, Net is generally representative of a sample of companies of the market structure of 20 European and Pacific Basin countries.

The MSCI EAFE Index, Net does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Strategic Income Fund

For the 12-month period ended July 31, 2011, the Fifth Third Strategic Income Fund (Institutional) advanced 10.15% on a net of fee basis, outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which gained 4.44%.

A second round of quantitative easing, in which the U.S. Federal Reserve purchased $600 billion worth of U.S. Government bonds between November 2010 and June 2011, fueled investor demand for riskier assets during much of the period. Enthusiasm dampened, however, through the closing months of the fiscal year as the quantitative easing program expired, worries over European sovereign debt flared up, the U.S. contended with festering debt and budgetary woes, and signs of sluggish economic growth emerged. Nonetheless, stocks, corporate bonds, and preferred stocks all finished with better full-period returns than U.S. Treasury securities, which surged amid a late-period flight to safety.

Within the Fund, an early period increase in equity exposure proved beneficial, as did the decision to cut back on stock positions later on. Investments in corporate bonds, which outperformed Treasuries and U.S. Government Agency securities, added to relative results, as did rising preferred stock holdings. Convertible security and international currency positions further enhanced returns, while select holdings pressed relative performance.

Over the course of the period, the Fund adopted a more defensive profile in anticipation of the end of the quantitative easing program and the reality that the economic recovery was maturing. Exposure to Europe was trimmed, as were investments in the Financials sector. The Fund focused on bonds in the Industrials sector and international opportunities outside of Western Europe.

In hindsight, the economy was not poised for rapid growth in the coming quarters and unfortunately, the U.S. political drama trimmed the outlook even further. Simply put, businesses are hesitant to invest and hire employees while sizeable government issues remain unresolved. Until signs of real solutions emerge in the U.S. and Europe, the Fund’s management will remain wary.

Investment Risk Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Average Annual Total Returns as of July 31, 2011

				Ending
	1 Year	5 Year	10 Year	Value[2]

Institutional	10.15%	5.70%	6.11%	$18,095

Class A Shares	4.37%	4.40%	5.26%	$16,692

Class B Shares	3.99%	4.36%	5.24%	$16,663

Class C Shares	9.09%	4.68%	5.03%	$16,332

Barclays Capital U.S. Aggregate Bond Index[1]	4.44%	6.57%	5.68%	$17,370

Barclays Capital Intermediate Credit Bond Index[1]	5.98%	6.90%	5.97%	$17,858

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 1.36% (Institutional Shares), 1.61% (Class A) and 2.36% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 22, 2001, the quoted performance for the Fifth Third Strategic Income Fund Institutional Shares reflects the performance of the Fifth Third/Maxus Income Fund Institutional Shares with an inception date of September 1, 1998. Class A, Class B and Class C Shares were initially offered on April 1, 2004, April 1, 2004 and October 29, 2001, respectively. The performance figures for Class A, Class B and Class C Shares for periods prior to such dates represent the performance for the Fifth Third/Maxus Income Fund Investor Shares with an inception date of March 10, 1985 and are adjusted to reflect expenses and applicable sales charges for the respective share class.

Fund Holdings as of July 31, 2011 as a percentage of value of investments†#

† Portfolio composition is subject to change. # Excludes State Street Navigator Securities Lending Portfolio.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Strategic Income Fund

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]
The Fund’s performance is measured against the Barclays Capital U.S. Intermediate Credit Bond Index and the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Intermediate Credit Bond Index is generally representative of investment grade/corporate bonds with maturities from one to ten years. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

The Barclays Capital U.S. Intermediate Credit Bond Index and the Barclays Capital U.S. Aggregate Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Fifth Third LifeModel Aggressive FundSM

For the 12-month period ended July 31, 2011, the Fifth Third LifeModel Aggressive FundSM (Institutional) gained 22.19% on a net of fee basis, outperforming its benchmark, a blend of the Russell 3000® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which advanced 19.26%.

Investors spent the first part of the period with a pro-risk mindset, due largely to the presence of the U.S. Federal Reserve’s second round of quantitative easing. The program, which was suggested by Fed Chair Ben Bernanke in August 2010, implemented three months later and expired on June 30, 2011, featured $600 billion worth of government debt purchases by the central bank. The program helped keep interest rates low and spurred demand in stocks and higher yielding bonds.

Enthusiasm peaked, however, in the spring as questions about Europe’s extensive debt crisis resurfaced and prompted a renewed interest in higher quality assets. The selloff in risky assets — and an accompanying rush into Treasuries — accelerated through the final weeks of the fiscal year as the U.S. credit rating endured unprecedented scrutiny while legislators debated the federal debt ceiling and budget deficit. Notwithstanding the volatility, equities rode solid corporate earnings reports to finish with double-digit gains, led by mid cap and small cap stocks. In addition, growth holdings generally outperformed value names. Among fixed income investments, higher-risk issues such as Mortgage-Backed Securities, corporate bonds, and high yield bonds outperformed Treasuries, which did stage a late rally amid the flight to safety.

Within the Fund, an overweight position, relative to the benchmark targets, in equities aided relative performance. An overweight stake in mid cap growth stocks and an underweight exposure to international stocks enhanced relative gains. Alternatively, an overweight position in large cap stocks and minimal exposure to high yield bonds modestly diminished performance.

At period-end, uncertainties were plentiful. With economic data sluggish, unemployment stubbornly high, and legislators working into the 11th hour to craft a solution to the U.S. fiscal issues, investors quickly adopted a cautionary mindset. Yet, corporations appeared well-prepared to weather any storm, armed with healthy balance sheets and solid earnings outlooks.

Investment Risk Considerations

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Average Annual Total Returns as of July 31, 2011

	Inception			Since	Ending
	Date	1 Year	5 Year	Inception	Value[2]

Institutional	8/1/02	22.19%	2.02%	6.39%	$17,459

Class A Shares	8/1/02	15.78%	0.72%	5.49%	$16,180

Class B Shares	8/1/02	16.06%	0.70%	5.39%	$16,034

Class C Shares	8/1/02	20.85%	0.97%	5.30%	$15,916

LifeModel Aggressive Target Neutral 90% Russell 3000® Index/10% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend[1]		19.26%	3.38%	6.71%	$17,934

LifeModel Aggressive Target Neutral Style Class Index Blend[1]		19.35%	3.49%	7.87%	$19,772

Barclays Capital U.S. Intermediate Government/Credit Bond Index[1]		4.12%	6.15%	5.07%	$15,603

Russell 3000® Index[1]		20.94%	2.89%	6.74%	$17,988

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 0.55% (Institutional Shares), 0.80% (Class A) and 1.55% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

Fund Holdings as of July 31, 2011 as a percentage of value of investments†

† Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Fifth Third LifeModel Aggressive FundSM

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]
The Fund’s performance is measured against the LifeModel Aggressive Target Neutral 90% Russell 3000® Index/10% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend, an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc. The LifeModel Aggressive Target Neutral 90% Russell 3000® Index/10% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

The LifeModel Aggressive Target Neutral Style Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

The Russell 3000® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Fifth Third LifeModel Aggressive FundSM

LifeModel Aggressive Target Neutral Style Class Index Blend
Small Cap Growth Index[3]	4.5%
Small Cap Value Index[4]	4.5%
International Index[5]	18.0%
Mid Cap Growth Index[6]	9.0%
Mid Cap Value Index[7]	9.0%
Large Cap Growth Index[8]	15.5%
Large Cap Value Index[9]	15.5%
Large Cap Core Index[10]	14.0%
Specialty Index[11]	2.0%
High Yield Bond Index[12]	1.0%
Total Return Bond Index[13]	5.0%
Short Term Bond Index[14]	2.0%

[3]
The Small Cap Growth Index represents the Russell 2000® Growth Index. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies that have higher price-to-book values and higher forecasted growth rates.

[4]
The Small Cap Value Index represents the Russell 2000® Value Index. The Russell 2000® Value Index measures the performance of those Russell 2000® companies that have lower price-to-book ratios and lower forecasted growth values.

[5]
The International Index represents the MSCI EAFE Index, Net. The MSCI EAFE Index, Net is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

[6]
The Mid Cap Growth Index represents the Russell Midcap® Growth Index. The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

[7]
The Mid Cap Value Index represents the Russell Midcap® Value Index. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

[8]
The Large Cap Growth Index represents the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

[9]
The Large Cap Value Index represents the Russell 1000® Value Index. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

[10]
The Large Cap Core Index represents the S&P 500® Index. The S&P 500® Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock Market as a whole.

[11]
The Specialty Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

[12]
The High Yield Bond Index represents the BofA Merrill Lynch High Yield Master, Cash Pay Index. The BofA Merrill Lynch High Yield Master, Cash Pay Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

[13]
The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

[14]
The Short Term Bond Index represents the BofA Merrill Lynch 1-3 Year Government Corporate Bond Index. The BofA Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Fifth Third LifeModel Moderately Aggressive FundSM

For the 12-month period ended July 31, 2011, the Fifth Third LifeModel Moderately Aggressive FundSM (Institutional) gained 19.24% on a net of fee basis, outperforming its benchmark, a blend of the Russell 3000® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which advanced 15.90%.

Investors spent the first part of the period with a pro-risk mindset, due largely to the U.S. Federal Reserve’s second round of quantitative easing. The program, which was suggested by Fed Chair Ben Bernanke in August 2010, implemented three months later and expired on June 30, 2011, featured $600 billion worth of government debt purchases by the central bank. The program helped keep interest rates low and spurred demand in stocks and higher yielding bonds.

Enthusiasm peaked, however, in the spring as questions about Europe’s extensive debt crisis resurfaced and prompted a renewed interest in higher quality assets. The selloff in risky assets — and an accompanying rush into Treasuries — accelerated through the final weeks of the fiscal year as the U.S. credit rating endured unprecedented scrutiny while legislators debated the federal debt ceiling and budget deficit. Notwithstanding the volatility, equities rode solid corporate earnings reports to finish with double-digit gains, led by mid cap and small cap stocks. In addition, growth holdings generally outperformed value names. Among fixed income investments, higher-risk issues such as Mortgage-backed Securities, corporate bonds, and high yield bonds outperformed Treasuries, which did stage a late rally amid the flight to safety.

Within the Fund, an overweight position, relative to the benchmark targets, in equities aided relative performance. Drilling deeper, an overweight stake in mid cap growth stocks and an underweight exposure to international stocks enhanced relative gains. Alternatively, an overweight position in large cap stocks and minimal exposure to high yield bonds modestly diminished performance.

At period-end, uncertainties were plentiful. With economic data sluggish, unemployment stubbornly high, and legislators working into the 11th hour to craft a solution to the U.S. fiscal issues, investors quickly adopted a cautionary mindset. Yet, corporations appeared well-prepared to weather any storm, armed with healthy balance sheets and solid earnings outlooks.

Investment Risk Considerations

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Average Annual Total Returns as of July 31, 2011

	Inception			Since	Ending
	Date	1 Year	5 Year	Inception	Value[2]

Institutional	8/1/02	19.24%	2.74%	6.48%	$17,603

Class A Shares	8/1/02	12.96%	1.45%	5.62%	$16,353

Class B Shares	8/1/02	12.98%	1.41%	5.52%	$16,218

Class C Shares	8/1/02	18.02%	1.73%	5.44%	$16,106

LifeModel Moderately Aggressive Target Neutral 70% Russell 3000® Index/30% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend[1]		15.90%	4.25%	6.54%	$17,692

LifeModel Moderately Aggressive Target Neutral Style Class Index Blend[1]		15.98%	4.35%	7.50%	$19,167

Barclays Capital U.S. Intermediate Government/Credit Bond Index[1]		4.12%	6.15%	5.07%	$15,603

Russell 3000® Index[1]		20.94%	2.89%	6.74%	$17,988

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 0.54% (Institutional Shares), 0.79% (Class A) and 1.54% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

Fund Holdings as of July 31, 2011 as a percentage of value of investments†

†Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Fifth Third LifeModel Moderately Aggressive FundSM

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]
The Fund’s performance is measured against the LifeModel Moderately Aggressive Target Neutral 70% Russell 3000® Index/30% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend, an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc. The LifeModel Moderately Aggressive Target Neutral 70% Russell 3000® Index/30% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

The LifeModel Moderately Aggressive Target Neutral Style Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

The Russell 3000® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Fifth Third LifeModel Moderately Aggressive FundSM

LifeModel Moderately Aggressive Target Neutral Style Class Index Blend
Small Cap Growth Index[3]	3.5%
Small Cap Value Index[4]	3.5%
International Index[5]	14.0%
Mid Cap Growth Index[6]	7.0%
Mid Cap Value Index[7]	7.0%
Large Cap Growth Index[8]	12.0%
Large Cap Value Index[9]	12.0%
Large Cap Core Index[10]	11.0%
Specialty Index[11]	3.0%
High Yield Bond Index[12]	1.5%
Total Return Bond Index[13]	18.0%
Short Term Bond Index[14]	7.5%

[3]
The Small Cap Growth Index represents the Russell 2000® Growth Index. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies that have higher price-to-book values and higher forecasted growth rates.

[4]
The Small Cap Value Index represents the Russell 2000® Value Index. The Russell 2000® Value Index measures the performance of those Russell 2000® companies that have lower price-to-book ratios and lower forecasted growth values.

[5]
The International Index represents the MSCI EAFE Index, Net. The MSCI EAFE Index, Net is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

[6]
The Mid Cap Growth Index represents the Russell Midcap® Growth Index. The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

[7]
The Mid Cap Value Index represents the Russell Midcap® Value Index. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

[8]
The Large Cap Growth Index represents the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

[9]
The Large Cap Value Index represents the Russell 1000® Value Index. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

[10]
The Large Cap Core Index represents the S&P 500® Index. The S&P 500 ® Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock Market as a whole.

[11]
The Specialty Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

[12]
The High Yield Bond Index represents the BofA Merrill Lynch High Yield Master, Cash Pay Index. The BofA Merrill Lynch High Yield Master, Cash Pay Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

[13]
The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

[14]
The Short Term Bond Index represents the BofA Merrill Lynch 1-3 Year Government Corporate Bond Index. The BofA Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Fifth Third LifeModel Moderate FundSM

For the 12-month period ended July 31, 2011, the Fifth Third LifeModel Moderate FundSM (Institutional) gained 15.73% on a net of fee basis, outperforming its benchmark, a blend of the Russell 3000® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which advanced 12.53%.

Investors spent the first part of the period with a pro-risk mindset, due largely to the U.S. Federal Reserve’s second round of quantitative easing. The program, which was suggested by Fed Chair Ben Bernanke in August 2010, implemented three months later and expired on June 30, 2011, featured $600 billion worth of government debt purchases by the central bank. The program helped keep interest rates low and spurred demand in stocks and higher yielding bonds.

Enthusiasm peaked, however, in the spring as questions about Europe’s extensive debt crisis resurfaced and prompted a renewed interest in higher quality assets. The selloff in risky assets — and an accompanying rush into Treasuries — accelerated through the final weeks of the fiscal year as the U.S. credit rating endured unprecedented scrutiny while legislators debated the federal debt ceiling and budget deficit. Notwithstanding the volatility, equities rode solid corporate earnings reports to finish with double-digit gains, led by mid cap and small cap stocks. In addition, growth holdings generally outperformed value names. Among fixed income investments, higher-risk issues such as Mortgage-backed Securities, corporate bonds, and high yield bonds outperformed Treasuries, which did stage a late rally amid the flight to safety.

Within the Fund, an overweight position, relative to the benchmark targets, in equities aided relative performance. Drilling deeper, a slightly overweight stake in mid cap growth stocks and an underweight exposure to international stocks enhanced relative gains. Alternatively, an overweight position in large cap stocks and minimal exposure to high yield bonds modestly diminished performance.

At period-end, uncertainties were plentiful. With economic data sluggish, unemployment stubbornly high, and legislators working into the 11th hour to craft a solution to the U.S. fiscal issues, investors quickly adopted a cautionary mindset. Yet, corporations appeared well-prepared to weather any storm, armed with healthy balance sheets and solid earnings outlooks.

Investment Risk Considerations

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Average Annual Total Returns as of July 31, 2011

	Inception			Since	Ending
	Date	1 Year	5 Year	Inception	Value[2]

Institutional	8/1/02	15.73%	3.42%	5.65%	$16,400

Class A Shares	8/1/02	9.54%	2.11%	4.78%	$15,223

Class B Shares	8/1/02	9.55%	2.06%	4.68%	$15,092

Class C Shares	8/1/02	14.48%	2.37%	4.60%	$14,990

LifeModel Moderate Target Neutral 50% Russell 3000® Index/50% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend[1]		12.53%	4.97%	6.26%	$17,279

LifeModel Moderate Target Neutral Style Class Index Blend[1]		12.61%	5.06%	7.01%	$18,393

Barclays Capital U.S. Intermediate Government/Credit Bond Index[1]		4.12%	6.15%	5.07%	$15,603

Russell 3000® Index[1]		20.94%	2.89%	6.74%	$17,988

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 0.46% (Institutional Shares), 0.71% (Class A) and 1.46% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

Fund Holdings as of July 31, 2011 as a percentage of value of investments†

†Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Fifth Third LifeModel Moderate FundSM

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]
The Fund’s performance is measured against the LifeModel Moderate Target Neutral 50% Russell 3000® Index/50% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend, an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc. The LifeModel Moderate Target Neutral 50% Russell 3000® Index/50% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

The LifeModel Moderate Target Neutral Style Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

The Russell 3000® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Fifth Third LifeModel Moderate FundSM

LifeModel Moderate Target Neutral Style Class Index Blend
Small Cap Growth Index[3]	2.5%
Small Cap Value Index[4]	2.5%
International Index[5]	10.0%
Mid Cap Growth Index[6]	5.0%
Mid Cap Value Index[7]	5.0%
Large Cap Growth Index[8]	8.5%
Large Cap Value Index[9]	8.5%
Large Cap Core Index[10]	8.0%
Specialty Index[11]	5.0%
High Yield Bond Index[12]	2.5%
Total Return Bond Index[13]	30.0%
Short Term Bond Index[14]	12.5%

[3]
The Small Cap Growth Index represents the Russell 2000® Growth Index. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies that have higher price-to-book values and higher forecasted growth rates.

[4]
The Small Cap Value Index represents the Russell 2000® Value Index. The Russell 2000® Value Index measures the performance of those Russell 2000® companies that have lower price-to-book ratios and lower forecasted growth values.

[5]
The International Index represents the MSCI EAFE Index, Net. The MSCI EAFE Index, Net is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

[6]
The Mid Cap Growth Index represents the Russell Midcap® Growth Index. The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

[7]
The Mid Cap Value Index represents the Russell Midcap® Value Index. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

[8]
The Large Cap Growth Index represents the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

[9]
The Large Cap Value Index represents the Russell 1000® Value Index. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

[10]
The Large Cap Core Index represents the S&P 500® Index. The S&P 500 ® Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock Market as a whole.

[11]
The Specialty Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

[12]
The High Yield Bond Index represents the BofA Merrill Lynch High Yield Master, Cash Pay Index. The BofA Merrill Lynch High Yield Master, Cash Pay Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

[13]
The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

[14]
The Short Term Bond Index represents the BofA Merrill Lynch 1-3 Year Government Corporate Bond Index. The BofA Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Fifth Third LifeModel Moderately Conservative FundSM

For the 12-month period ended July 31, 2011, the Fifth Third LifeModel Moderately Conservative FundSM (Institutional) gained 14.33% on a net of fee basis, outperforming its benchmark, a blend of the Russell 3000® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which advanced 10.85%.

Investors spent the first part of the period with a pro-risk mindset, due largely to the U.S. Federal Reserve’s second round of quantitative easing. The program, which was suggested by Fed Chair Ben Bernanke in August 2010, implemented three months later and expired on June 30, 2011, featured $600 billion worth of government debt purchases by the central bank. The program helped keep interest rates low and spurred demand in stocks and higher yielding bonds.

Enthusiasm peaked, however, in the spring as questions about Europe’s extensive debt crisis resurfaced and prompted a renewed interest in higher quality assets. The selloff in risky assets — and an accompanying rush into Treasuries — accelerated through the final weeks of the fiscal year as the U.S. credit rating endured unprecedented scrutiny while legislators debated the federal debt ceiling and budget deficit. Notwithstanding the volatility, higher-risk fixed income investments such as Mortgage-Backed Securities, corporate bonds, and high yield bonds outperformed Treasuries, which did stage a late rally amid the flight to safety. Stocks rode solid corporate earnings reports to finish with double-digit gains, led by mid cap and small cap stocks. In addition, growth holdings generally outperformed value names.

Within the Fund, an overweight position, relative to the benchmark targets, in equities aided relative performance. Drilling deeper, a slightly overweight stake in mid cap growth stocks and an underweight exposure to international stocks enhanced relative gains. Alternatively, an overweight position in large cap stocks and minimal exposure to high yield bonds modestly diminished performance.

At period-end, uncertainties were plentiful. With economic data sluggish, unemployment stubbornly high, and legislators working into the 11th hour to craft a solution to the U.S. fiscal issues, investors quickly adopted a cautionary mindset. Yet, corporations appeared well-prepared to weather any storm, armed with healthy balance sheets and solid earnings outlooks.

Investment Risk Considerations

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Average Annual Total Returns as of July 31, 2011

	Inception Date	1 Year	5 Year	Since Inception	Ending Value[2]

Institutional	8/1/02	14.33%	3.87%	5.23%	$15,821

Class A Shares	8/1/02	8.35%	2.53%	4.36%	$14,682

Class B Shares	8/1/02	8.10%	2.51%	4.27%	$14,573

Class C Shares	8/1/02	13.14%	2.82%	4.18%	$14,455

LifeModel Moderately Conservative Target Neutral 40% Russell 3000® Index/60% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend[1]		10.85%	5.28%	6.08%	$17,012

LifeModel Moderately Conservative Target Neutral Style Class Index Blend[1]		10.93%	5.36%	6.72%	$17,954

Barclays Capital U.S. Intermediate Government/Credit Bond Index[1]		4.12%	6.15%	5.07%	$15,603

Russell 3000® Index[1]		20.94%	2.89%	6.74%	$17,988

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 0.64% (Institutional Shares), 0.89% (Class A) and 1.64% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

Fund Holdings as of July 31, 2011

as a percentage of value of investments†

† Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Fifth Third LifeModel Moderately Conservative FundSM

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]

The Fund’s performance is measured against the LifeModel Moderately Conservative Target Neutral 40% Russell 3000® Index/60% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend, an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc. The LifeModel Moderately Conservative Target Neutral 40% Russell 3000® Index/60% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

The LifeModel Moderately Conservative Target Neutral Style Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

The Russell 3000® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Fifth Third LifeModel Moderately Conservative FundSM

LifeModel Moderately Conservative Target Neutral Style Class Index Blend
Small Cap Growth Index[3]	2.0%
Small Cap Value Index[4]	2.0%
International Index[5]	8.0%
Mid Cap Growth Index[6]	4.0%
Mid Cap Value Index[7]	4.0%
Large Cap Growth Index[8]	7.0%
Large Cap Value Index[9]	7.0%
Large Cap Core Index[10]	6.0%
Specialty Index[11]	5.0%
High Yield Bond Index[12]	3.0%
Total Return Bond Index[13]	37.0%
Short Term Bond Index[14]	15.0%

[3]

The Small Cap Growth Index represents the Russell 2000® Growth Index. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies that have higher price-to-book values and higher forecasted growth rates.

[4]

The Small Cap Value Index represents the Russell 2000® Value Index. The Russell 2000® Value Index measures the performance of those Russell 2000® companies that have lower price-to-book ratios and lower forecasted growth values.

[5]

The International Index represents the MSCI EAFE Index, Net. The MSCI EAFE Index, Net is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

[6]

The Mid Cap Growth Index represents the Russell Midcap® Growth Index. The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

[7]

The Mid Cap Value Index represents the Russell Midcap® Value Index. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

[8]

The Large Cap Growth Index represents the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

[9]

The Large Cap Value Index represents the Russell 1000® Value Index. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

[10]

The Large Cap Core Index represents the S&P 500® Index. The S&P 500® Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock Market as a whole.

[11]

The Specialty Index represents the Barclays Capital Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value- weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset- backed and mortgage-backed securities with maturities of at least one year.

[12]

The High Yield Bond Index represents the BofA Merrill Lynch High Yield Master, Cash Pay Index. The BofA Merrill Lynch High Yield Master, Cash Pay Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

[13]

The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

[14]

The Short Term Bond Index represents the BofA Merrill Lynch 1-3 Year Government Corporate Bond Index. The BofA Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Fifth Third LifeModel Conservative FundSM

For the 12-month period ended July 31, 2011, the Fifth Third LifeModel Conservative FundSM (Institutional) gained 10.70% on a net of fee basis, outperforming its benchmark, a blend of the Russell 3000® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, which advanced 7.48%.

Investors spent the first part of the period with a pro-risk mindset, due largely to the U.S. Federal Reserve’s second round of quantitative easing. The program, which was suggested by Fed Chair Ben Bernanke in August 2010, implemented three months later and expired on June 30, 2011, featured $600 billion worth of government debt purchases by the central bank. The program helped keep interest rates low and spurred demand in stocks and higher yielding bonds.

Enthusiasm peaked, however, in the spring as questions about Europe’s extensive debt crisis resurfaced and prompted a renewed interest in higher quality assets. The selloff in risky assets — and an accompanying rush into Treasuries — accelerated through the final weeks of the fiscal year as the U.S. credit rating endured unprecedented scrutiny while legislators debated the federal debt ceiling and budget deficit. Notwithstanding the volatility, higher-risk fixed income investments such as Mortgage-Backed Securities, corporate bonds, and high yield bonds outperformed Treasuries, which did stage a late rally amid the flight to safety. Stocks rode solid corporate earnings reports to finish with double-digit gains, led by mid cap and small cap stocks. In addition, growth holdings generally outperformed value names.

Within the Fund, an overweight position, relative to the benchmark targets, in equities aided relative performance. Drilling deeper, an overweight stake in mid cap growth stocks and an underweight exposure to international stocks enhanced relative gains. Alternatively, an overweight position in large cap stocks and minimal exposure to high yield bonds modestly diminished performance.

At period-end, uncertainties were plentiful. With economic data sluggish, unemployment stubbornly high, and legislators working into the 11th hour to craft a solution to the U.S. fiscal issues, investors quickly adopted a cautionary mindset. Yet, corporations appeared well-prepared to weather any storm, armed with healthy balance sheets and solid earnings outlooks.

Investment Risk Considerations

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

Average Annual Total Returns as of July 31, 2011

	Inception Date	1 Year	5 Year	Since Inception	Ending Value[2]

Institutional	8/1/02	10.70%	3.92%	4.64%	$15,047

Class A Shares	8/1/02	4.88%	2.62%	3.78%	$13,968

Class B Shares	8/1/02	4.57%	2.55%	3.69%	$13,861

Class C Shares	8/1/02	9.67%	2.91%	3.61%	$13,762

LifeModel Conservative Target Neutral 20% Russell 3000® Index/80% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend[1]		7.48%	5.78%	5.63%	$16,371

LifeModel Conservative Target Neutral Style Class Index Blend[1]		7.56%	5.85%	6.06%	$16,974

Barclays Capital U.S. Intermediate Government/Credit Bond Index[1]		4.12%	6.15%	5.07%	$15,603

Russell 3000® Index[1]		20.94%	2.89%	6.74%	$17,988

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 0.72% (Institutional Shares), 0.97% (Class A) and 1.72% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 5.0%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The Fund’s performance in the above table does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

Fund Holdings as of July 31, 2011

as a percentage of value of investments†

† Portfolio composition is subject to change.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Fifth Third LifeModel Conservative FundSM

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]

The Fund’s performance is measured against the LifeModel Conservative Target Neutral 20% Russell 3000® Index/80% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend, an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc. The LifeModel Conservative Target Neutral 20% Russell 3000® Index/80% Barclays Capital U.S. Intermediate Government/Credit Bond Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

The LifeModel Conservative Target Neutral Style Class Index Blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund. The Advisor will periodically adjust the baseline style class allocation.

The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

The Russell 3000® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Fifth Third LifeModel Conservative FundSM

LifeModel Conservative Target Neutral Style Class Index Blend
Small Cap Growth Index[3]	1.0%
Small Cap Value Index[4]	1.0%
International Index[5]	4.0%
Mid Cap Growth Index[6]	2.0%
Mid Cap Value Index[7]	2.0%
Large Cap Growth Index[8]	3.5%
Large Cap Value Index[9]	3.5%
Large Cap Core Index[10]	3.0%
Specialty Index[11]	5.0%
High Yield Bond Index[12]	3.0%
Total Return Bond Index[13]	52.0%
Short Term Bond Index[14]	20.0%

[3]

The Small Cap Growth Index represents the Russell 2000® Growth Index. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies that have higher price-to-book values and higher forecasted growth rates.

[4]

The Small Cap Value Index represents the Russell 2000® Value Index. The Russell 2000® Value Index measures the performance of those Russell 2000® companies that have lower price-to-book ratios and lower forecasted growth values.

[5]

The International Index represents the MSCI EAFE Index, Net. The MSCI EAFE Index, Net is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

[6]

The Mid Cap Growth Index represents the Russell Midcap® Growth Index. The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

[7]

The Mid Cap Value Index represents the Russell Midcap® Value Index. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

[8]

The Large Cap Growth Index represents the Russell 1000® Growth Index. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

[9]

The Large Cap Value Index represents the Russell 1000® Value Index. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

[10]

The Large Cap Core Index represents the S&P 500® Index. The S&P 500® Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock Market as a whole.

[11]

The Specialty Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

[12]

The High Yield Bond Index represents the BofA Merrill Lynch High Yield Master, Cash Pay Index. The BofA Merrill Lynch High Yield Master, Cash Pay Index tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule.

[13]

The Total Return Bond Index represents the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

[14]

The Short Term Bond Index represents the BofA Merrill Lynch 1-3 Year Government Corporate Bond Index. The BofA Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

High Yield Bond Fund

For the 12-month period ended July 31, 2011, the Fifth Third High Yield Bond Fund (Institutional) advanced 12.01% on a net of fee basis, underperforming its benchmark, the BofA Merrill Lynch High Yield Master, Cash Pay Index, which gained 12.81%.

A lengthy rally in risk assets received a boost in the second half of 2010, but stalled in mid-2011 amid worries of a slowdown in global economic activity, a default by Greece, and uncertainties surrounding the U.S. debt ceiling and budget. In addition, the U.S. Federal Reserve’s second round of quantitative easing, a $600 billion government bond purchase program that inspired many investors to return to riskier assets when it was first discussed by Fed Chair Ben Bernanke in August 2010, expired on June 30, 2011.

Within the high yield space, the spread between high yield rates and Treasuries tightened during the period and the lowest quality segment (CCC-rated securities) generally outperformed higher-quality B- and BB-rated bonds. Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. While spreads did end the fiscal year nearly 100 basis points tighter, they widened during the volatile final three months of the period. During that fiscal quarter, the highest quality bonds (BB-rated securities), which tend to be more sensitive to interest rate moves, gained ground as a flight to quality drove U.S. Treasury rates lower.

Fund performance was negatively impacted by security selection and an underweight position, relative to the benchmark, in CCC-rated securities. Furthermore, a lack of exposure to select BB-rated companies that were either upgraded or poised for an upgrade to investment grade hindered relative returns. Conversely, an underweight position in the banking and thrift industry bolstered relative results, as did an overweight stake in master limited partnerships.

At period-end, the economy was sluggish and inflation was easing as oil prices retreated. Meanwhile, the country’s fiscal policy was undergoing a shift from expansion to restraint as legislators zeroed in on deficit reduction and spending cuts. Notwithstanding the softening economic outlook, steadily declining default rates and attractive valuations contributed to a positive outlook for high yield bonds, particularly in comparison to other fixed income investments.

Investment Risk Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

Average Annual Total Returns as of July 31, 2011

	Inception Date	1 Year	5 Year	Since Inception	Ending Value[2]

Institutional	11/29/05	12.01%	9.06%	8.25%	$15,674

Class A Shares	11/29/05	6.45%	7.64%	6.98%	$14,663

Class B Shares	11/29/05	5.91%	7.68%	7.04%	$14,711

Class C Shares	11/29/05	10.95%	7.98%	7.18%	$14,818

BofA Merrill Lynch U.S. High Yield, Cash Pay Index[1]		12.81%	9.10%	8.93%	$16,250

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 1.14% (Institutional Shares), 1.39% (Class A) and 2.14% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 4.75%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares.

Fund Holdings as of July 31, 2011

as a percentage of value of investments†#

†   Portfolio composition is subject to change.
#   Excludes State Street Navigator Securities Lending Portfolio.
^   Amount is less than 0.05%.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

High Yield Bond Fund

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]

The Fund’s performance is measured against the BofA Merrill Lynch U.S. High Yield Cash Pay Index, an unmanaged index which tracks the performance of below investment grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, at least $100,000,000 par outstanding, and a fixed coupon schedule. The index does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class from its inception to the period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Total Return Bond Fund

For the 12-month period ended July 31, 2011, the Fifth Third Total Return Bond Fund (Institutional) gained 8.28% on a net of fee basis, outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which gained 4.44%.

The Fund’s performance was enhanced 1.86% (Institutional) during the period, resulting from security litigation payments including a settlement between the Securities and Exchange Commission (“SEC”) and JP Morgan LLC. The settlement related to charges that JP Morgan LLC misled investors in a complex mortgage securities transaction. Please refer to the notes to the financial highlights and notes to the financial statements for more information.

With a boost from the U.S. Federal Reserve, investors spent the beginning of the fiscal year shunning the safety of U.S. Treasury securities, opting instead for higher yield riskier assets. The central bank’s encouragement largely came in the form of its second round of quantitative easing, which entailed the purchase of $600 billion worth of government bonds between November 2010 and June 2011. The Fed’s efforts helped keep yields (which move in the opposite direction of prices) low and stoked demand for Mortgage-Backed Securities (MBS), Asset-Backed Securities (ABS), and corporate bonds, all of which considerably outperformed Treasuries.

Enthusiasm peaked, however, in the spring as questions about Europe’s extensive debt crisis resurfaced and prompted a renewed interest in higher quality assets. The selloff in risky assets — and an accompanying rush into Treasuries — accelerated through the final weeks of the fiscal year as the U.S. credit rating endured unprecedented scrutiny while legislators debated the federal debt ceiling and budget deficits.

Within the Fund, overweight positions, relative to the benchmark, in non-U.S. Government Agency MBS, Commercial MBS, ABS, and corporate bonds keyed outperformance. Exposure to Government National Mortgage Association Project Loan Securities also supplied a relative lift. Alternatively, a shorter duration than the benchmark, which is designed to outperform when rates rise, modestly hindered relative returns.

The Fund took advantage of the run-up in non-Agency MBS to book select profits — part of a broader strategy to adopt a more defensive profile as global macroeconomic risks escalated during the period. The approach also included an increase in exposure to corporate bonds issued by companies with stellar balance sheets, and the maintenance of an overweight stake in CMBS, especially older issues that had initially undergone stringent underwriting.

Investment Risk Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

Average Annual Total Returns as of July 31, 2011

	1 Year	5 Year	10 Year	Ending Value[2]

Institutional	8.28%	4.38%	4.16%	$15,034

Class A Shares	2.77%	3.10%	3.40%	$13,976

Class B Shares	2.17%	3.02%	3.28%	$13,808

Class C Shares	7.18%	3.34%	3.13%	$13,605

Barclays Capital U.S. Aggregate Bond Index[1]	4.44%	6.57%	5.68%	$17,370

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 0.89% (Institutional Shares), 1.14% (Class A) and 1.89% (Classes B & C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 4.75%. The total return figures for B Shares reflect the maximum contingent deferred sales charge (CDSC) of 5.0% within the first year.

The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance for the Fifth Third Total Return Bond Fund Institutional Shares reflects the performance of the Kent Income Fund Institutional Shares with an inception date of March 20, 1995. Prior to October 29, 2001, the performance figures for the Fifth Third Total Return Bond Fund Class A Shares reflect the performance of the Kent Income Fund Investment Shares with an inception date of March 22, 1995, adjusted for the maximum sales charge. Class B and Class C Shares were initially offered on October 29, 2001. The performance figures for Class B and Class C Shares for periods prior to such date represent the performance for Institutional Shares and are adjusted to reflect expenses and applicable sales charges for Class B and Class C Shares.

Fund Holdings as of July 31, 2011

as a percentage of value of investments†#

†   Portfolio composition is subject to change.
#   Excludes State Street Navigator Securities Lending Portfolio.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Total Return Bond Fund

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]

The Fund’s performance is measured against the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate taxable SEC-registered debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2011.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Short Term Bond Fund

For the 12-month period ended July 31, 2011, the Fifth Third Short Term Bond Fund (Institutional) gained 1.81% on a net of fee basis, underperforming its primary benchmark, the BofA Merrill Lynch 1-3 Year Government/Corporate Bond Index, which rose 1.83%.

Bond markets spent the bulk of the period operating against the backdrop of the U.S. Federal Reserve’s second round of quantitative easing. The program, in which the central bank purchased $600 billion worth of government bonds, was proposed by Fed Chair Ben Bernanke in August 2010, implemented three months later, and expired as scheduled on June 30, 2011.

Accordingly, given the Fed-fueled boost in demand for U.S. Treasury securities, rates were somewhat volatile, but generally decreased during the period. Gains in prices (which move in the opposite direction of yields) were further supported by a flight to safety, sparked by sovereign debt complications in Europe and the debt and budget debate in Washington DC. The decreased yield on short term Treasury securities drove investors hungry for higher yields into long term Treasuries and riskier asset types such as corporate bonds, Asset-Backed Securities (ABS), Commercial Mortgage-Backed Securities (CMBS), and Residential Mortgage-Backed Securities (RMBS).

Within the Fund, a short duration, which is designed to enhance returns in a rising-rate environment, diminished relative returns. Conversely, overweight positions, relative to the benchmark, in ABS, CMBS, RMBS, and corporate bonds bolstered relative performance. Within the corporate space, holdings in the Financials sector, where firms have been shoring up balance sheets, tended to offer higher yields and improving fundamentals.

As returns on money market funds dwindled near zero during the period, many investors migrated into short-term bonds for higher yields. In combination with the Fed’s quantitative easing program, such demand considerably crimped supply. The increased demand for such securities allowed the Fund to take gains in select ABS issues and the proceeds were redeployed into CMBS and corporate bonds.

At the period’s close, the Fund remained underweight in Treasuries and maintained a defensive duration stance shorter than that of the benchmark in anticipation of the eventual likelihood of higher interest rates.

Investment Risk Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Investors in any bond fund may be subject to fluctuations in price due to issuer and credit quality, rising interest rates, inflation and call risks associated with the underlying bonds owned by the fund.

Average Annual Total Returns as of July 31, 2011

	1 Year	5 Year	10 Year	Ending Value[2]

Institutional	1.81%	4.03%	3.36%	$13,915

Class A Shares	-1.54%	3.11%	2.82%	$13,209

Class C Shares	0.79%	2.98%	2.33%	$12,588

BofA Merrill Lynch 1-3 Year Government/Corporate Bond Index[1]	1.83%	4.38%	3.86%	$14,601

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, visit www.fifththirdfunds.com.

During the period shown, the total return figures reflect the waiver of a portion of the fund’s advisory or administrative fees. Without such waiver of fees, the total returns would have been lower. As of 7/31/11, the gross expense ratios are 0.80% (Institutional Shares), 1.05% (Class A) and 1.80% (Class C). The total return figures for Institutional Shares reflect a sales charge of 0.0%. The total return figures for A Shares reflect the maximum sales charge of 3.00%. The total return figures for C Shares reflect the maximum contingent deferred sales charge (CDSC) of 1.0% within the first year.

 The quoted performance does not reflect the deduction of taxes on Fund distributions or redemption of shares. For the period prior to October 29, 2001, the quoted performance for the Fifth Third Short Term Bond Fund Institutional Shares reflects the performance of the Kent Short Term Bond Fund Institutional Shares with an inception date of November 2, 1992. Prior to October 29, 2001, the performance for the Fifth Third Short Term Bond Fund Class A Shares reflects the performance of the Kent Short Term Bond Fund Investment Shares with an inception date of December 4, 1992, adjusted for the maximum sales charge. Class C Shares were initially offered on August 1, 2003. The performance figures for Class C Shares for the periods prior to such date represent the performance for Institutional Shares and are adjusted to reflect expenses and applicable sales charges for Class C Shares.

Fund Holdings as of July 31, 2011

as a percentage of value of investments†#

†   Portfolio composition is subject to change.
#   Excludes State Street Navigator Securities Lending Portfolio.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)

Short Term Bond Fund

GROWTH OF A $10,000 INVESTMENT

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end, visit our website at www.fifththirdfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund. However, the performance does not reflect the deduction of taxes on Fund distributions, or redemption of shares.

[1]

The Fund’s performance is measured against the BofA Merrill Lynch 1-3 Year Government/Corporate Bond Index. The BofA Merrill Lynch 1- 3 Year Government/Corporate Bond Index is composed of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years.

The BofA Merrill Lynch 1-3 Year Government/Corporate Bond Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. However, the Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying mutual funds or securities.

[2]	The ending value represents the value of a $10,000 investment in the indicated share class for the 10-year period ended July 31, 2011.

This page intentionally left blank.

Small Cap Growth
Schedule of Investments
July 31, 2011

	Shares	Value

Common Stocks (96.1%)
Aerospace & Defense (2.2%)
Hexcel Corp. *	36,700	$878,598

Auto Components (1.8%)
Tenneco, Inc. * (a)	17,900	714,926

Beverages (2.8%)
Primo Water Corp. * (a)	77,491	1,115,870

Capital Markets (a) (3.4%)
Evercore Partners, Inc., Class A	20,400	579,972
Stifel Financial Corp. *	19,699	747,774

		1,327,746

Communications Equipment (1.7%)
Netgear, Inc. * (a)	20,700	681,237

Construction & Engineering (2.0%)
Furmanite Corp. * (a)	99,440	779,610

Consumer Finance (1.8%)
Cash America International, Inc.	12,300	688,308

Diversified Consumer Services (0.9%)
ChinaCast Education Corp. * (a)	71,800	353,256

Diversified Financial Services (1.8%)
Portfolio Recovery Associates, Inc. * (a)	8,955	724,728

Diversified Telecommunication Services (2.3%)
Cogent Communications Group, Inc. * (a)	59,500	896,665

Electrical Equipment (2.0%)
Polypore International, Inc. *	11,700	795,600

Energy Equipment & Services * (3.9%)
Global Geophysical Services, Inc. (a)	63,300	1,079,898
North American Energy Partners, Inc.	71,700	435,936

		1,515,834

Food Products (2.3%)
Diamond Foods, Inc. (a)	12,500	894,875

Health Care Equipment & Supplies (7.7%)
Endologix, Inc. * (a)	98,700	896,196
Masimo Corp. (a)	27,200	755,616
Merit Medical Systems, Inc. *	42,900	672,243
NxStage Medical, Inc. * (a)	38,500	708,400

		3,032,455

Health Care Providers & Services * (a) (3.7%)
ExamWorks Group, Inc.	30,800	673,904
HMS Holdings Corp.	10,200	771,120

		1,445,024

Internet & Catalog Retail (2.2%)
Valuevision Media, Inc., Class A * (a)	113,700	851,613

Internet Software & Services * (8.7%)
Constant Contact, Inc. (a)	25,300	478,929
Envestnet, Inc. (a)	55,100	781,318
SciQuest, Inc.	54,200	923,026
SPS Commerce, Inc.	48,400	889,108
support.com, Inc. (a)	99,900	321,678

		3,394,059

IT Services (4.7%)
Cardtronics, Inc. * (a)	46,400	1,066,272
iGate Corp. (a)	37,400	560,626
ServiceSource International, Inc. *	11,876	221,725

		1,848,623

Life Sciences Tools & Services (2.0%)
Luminex Corp. * (a)	38,000	773,300

Media (5.5%)
Imax Corp. * (a)	21,700	411,432
MDC Partners, Inc., Class A	47,300	944,581
ReachLocal, Inc. * (a)	45,200	822,188

		2,178,201

Metals & Mining (2.4%)
Carpenter Technology Corp. (a)	16,100	924,784

Oil, Gas & Consumable Fuels (1.9%)
Northern Oil and Gas, Inc. * (a)	33,600	743,904

Pharmaceuticals (2.5%)
Akorn, Inc. * (a)	141,000	977,130

Professional Services * (a) (3.1%)
Kelly Services, Inc., Class A	31,400	491,410
Kforce, Inc.	52,200	719,316

		1,210,726

Road & Rail (1.4%)
Swift Transportation Co. *	49,400	560,196

Semiconductors & Semiconductor Equipment * (5.7%)
Cavium, Inc.	17,500	603,575
Entropic Communications, Inc. (a)	99,100	661,988
Omnivision Technologies, Inc. (a)	22,800	666,672
Rubicon Technology, Inc. (a)	19,800	291,456

		2,223,691

Software * (4.6%)
SuccessFactors, Inc. (a)	23,800	642,600
Tangoe, Inc.	29,320	340,112
Ultimate Software Group, Inc. (a)	15,400	837,452

		1,820,164

Specialty Retail (a) (3.8%)
Body Central Corp. *	33,600	722,064
Monro Muffler Brake, Inc.	21,600	772,416

		1,494,480

Continued
51

Small Cap Growth
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Common Stocks, continued
Textiles, Apparel & Luxury Goods * (a) (3.5%)
Deckers Outdoor Corp.	7,100	$704,675
Warnaco Group, Inc. (The)	12,500	666,250

		1,370,925

Trading Companies & Distributors (a) (3.8%)
Kaman Corp.	20,800	740,896
Rush Enterprises, Inc., Class A *	36,600	731,634

		1,472,530

Total Common Stocks		37,689,058

Investment Companies (28.8%)
State Street Navigator Securities Lending Portfolio (c)	11,290,374	11,290,374

Total Investment Companies		11,290,374

Investments in Affiliates (4.7%)
Fifth Third Institutional Money Market Fund (b)	1,819,030	1,819,030

Total Investments in Affiliates		1,819,030

Total Investments (Cost $43,513,918) - 129.6%		50,798,462

Liabilities in excess of other assets - (29.6)%		(11,587,203)

NET ASSETS - 100.0%		$39,211,259

Notes to Schedule of Investments

*	Non-income producing security.

(a)	All or part of this security was on loan.

(b)	Investment is in Institutional Shares of underlying fund.

(c)	Represents investments of cash collateral received in connection with securities lending.

See notes to schedules of investments and notes to financial statements.

Mid Cap Growth
Schedule of Investments
July 31, 2011

	Shares	Value

Common Stocks (97.4%)
Aerospace & Defense (1.4%)
TransDigm Group, Inc. *	13,000	$1,170,910

Air Freight & Logistics (1.4%)
CH Robinson Worldwide, Inc.	17,000	1,229,270

Auto Components * (2.7%)
BorgWarner, Inc.	17,000	1,353,540
TRW Automotive Holdings Corp.	20,000	1,009,400

		2,362,940

Beverages (1.4%)
Hansen Natural Corp. *	16,000	1,225,920

Biotechnology * (5.0%)
Alexion Pharmaceuticals, Inc.	33,000	1,874,400
Pharmasset, Inc. (a)	11,000	1,335,180
Vertex Pharmaceuticals, Inc.	21,000	1,089,060

		4,298,640

Capital Markets (1.4%)
Affiliated Managers Group, Inc. *	12,000	1,251,960

Chemicals (6.2%)
Albemarle Corp.	16,000	1,065,280
CF Industries Holdings, Inc.	11,000	1,708,520
Ecolab, Inc.	25,000	1,250,000
FMC Corp.	15,000	1,313,550

		5,337,350

Commercial Services & Supplies (1.3%)
Stericycle, Inc. * (a)	14,000	1,149,680

Communications Equipment * (2.8%)
Acme Packet, Inc.	15,000	883,800
Polycom, Inc.	56,000	1,513,680

		2,397,480

Consumer Finance (1.3%)
Discover Financial Services	45,000	1,152,450

Electrical Equipment (1.5%)
AMETEK, Inc.	31,000	1,317,500

Energy Equipment & Services (6.6%)
CARBO Ceramics, Inc. (a)	7,000	1,092,490
Dresser-Rand Group, Inc. * (a)	21,000	1,121,820
FMC Technologies, Inc. *	33,000	1,504,800
Helmerich & Payne, Inc.	16,000	1,104,800
McDermott International, Inc. *	45,000	907,650

		5,731,560

Food Products (3.4%)
Flowers Foods, Inc. (a)	41,000	898,720
Mead Johnson Nutrition Co.	17,000	1,213,290
TreeHouse Foods, Inc. * (a)	16,000	826,240

		2,938,250

Continued

52

Mid Cap Growth
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Common Stocks, continued
Health Care Equipment & Supplies (5.4%)
Cooper Cos., Inc. (The) (a)	18,000	$1,376,820
Sirona Dental Systems, Inc. *	17,000	859,860
St. Jude Medical, Inc.	22,000	1,023,000
Zoll Medical Corp. * (a)	21,000	1,462,860

		4,722,540

Health Care Providers & Services * (a) (2.5%)
AMERIGROUP Corp.	21,000	1,155,000
HMS Holdings Corp.	13,000	982,800

		2,137,800

Health Care Technology (1.7%)
SXC Health Solutions Corp. *	24,000	1,515,120

Hotels, Restaurants & Leisure (4.9%)
Buffalo Wild Wings, Inc. * (a)	18,000	1,143,540
Chipotle Mexican Grill, Inc. * (a)	4,000	1,298,320
Wynn Resorts, Ltd.	11,500	1,767,320

		4,209,180

Internet Software & Services (1.2%)
Rackspace Hosting, Inc. *	27,000	1,080,000

IT Services (1.7%)
Teradata Corp. *	27,000	1,483,920

Life Sciences Tools & Services * (2.7%)
Agilent Technologies, Inc.	37,000	1,559,920
Mettler-Toledo International, Inc.	5,000	774,050

		2,333,970

Machinery (7.5%)
Colfax Corp. * (a)	36,000	974,520
Gardner Denver, Inc.	18,000	1,535,220
Graco, Inc. (a)	23,000	1,010,390
Snap-On, Inc.	15,000	852,900
Timken Co.	21,000	917,070
Wabco Holding, Inc. *	20,000	1,261,000

		6,551,100

Media (1.9%)
CBS Corp., Class B	59,000	1,614,830

Oil, Gas & Consumable Fuels (2.3%)
Cabot Oil & Gas Corp.	14,000	1,037,120
Pioneer Natural Resources Co.	10,000	929,900

		1,967,020

Personal Products (1.6%)
Estee Lauder Cos., Inc. (The), Class A	13,000	1,363,830

Pharmaceuticals (3.0%)
Perrigo Co.	15,000	1,354,650
Shire PLC, ADR	12,000	1,248,000

		2,602,650

Real Estate Management & Development (1.9%)
CB Richard Ellis Group, Inc., Class A *	42,000	915,600
Jones Lang LaSalle, Inc. (a)	9,000	766,080

		1,681,680

Retail-Restaurants (0.1%)
Dunkin’ Brands Group, Inc. *	3,748	108,430

Road & Rail (1.9%)
Kansas City Southern *	28,000	1,661,800

Semiconductors & Semiconductor Equipment (3.1%)
Altera Corp.	33,000	1,349,040
Avago Technologies, Ltd.	39,000	1,311,570

		2,660,610

Software * (8.2%)
Citrix Systems, Inc.	19,000	1,368,760
CommVault Systems, Inc. (a)	27,000	1,045,440
Electronic Arts, Inc.	60,000	1,335,000
Fortinet, Inc.	46,000	934,720
Informatica Corp.	28,000	1,431,640
QLIK Technologies, Inc.	33,000	1,000,230

		7,115,790

Specialty Retail (5.9%)
Limited Brands, Inc.	31,000	1,173,660
Tiffany & Co.	15,000	1,193,850
Tractor Supply Co. (a)	22,000	1,450,240
Ulta Salon Cosmetics & Fragrance, Inc. * (a)	21,000	1,323,630

		5,141,380

Textiles, Apparel & Luxury Goods (2.0%)
Fossil, Inc. *	14,000	1,759,380

Trading Companies & Distributors (1.5%)
Fastenal Co.	39,000	1,312,350

Total Common Stocks		84,587,290

Investment Companies (15.5%)
State Street Navigator Securities Lending Portfolio (c)	13,498,752	13,498,752

Total Investment Companies		13,498,752

Investments in Affiliates (2.9%)
Fifth Third Institutional Money Market Fund (b)	2,520,055	2,520,054

Total Investments in Affiliates		2,520,054

Total Investments (Cost $84,162,153) - 115.8%		100,606,096

Liabilities in excess of other assets - (15.8)%		(13,737,669)

NET ASSETS - 100.0%		$86,868,427

Continued

53

Mid Cap Growth
Schedule of Investments, continued
July 31, 2011

Notes to Schedule of Investments

*	Non-income producing security.

(a)	All or part of this security was on loan.

(b)	Investment is in Institutional Shares of underlying fund.

(c)	Represents investments of cash collateral received in connection with securities lending.

The following abbreviation is used in the Schedule of Investments:
ADR - American Depositary Receipt

See notes to schedules of investments and notes to financial statements.

Quality Growth
Schedule of Investments
July 31, 2011

	Shares	Value

Common Stocks (99.0%)
Aerospace & Defense (1.3%)
United Technologies Corp.	50,000	$4,142,000

Auto Components (2.6%)
BorgWarner, Inc. * (b)	50,000	3,981,000
Johnson Controls, Inc.	124,000	4,581,800

		8,562,800

Beverages (2.6%)
Coca-Cola Co. (The)	127,000	8,637,270

Biotechnology * (2.9%)
Alexion Pharmaceuticals, Inc.	103,000	5,850,400
Biogen Idec, Inc.	35,000	3,565,450

		9,415,850

Chemicals (4.0%)
FMC Corp.	44,000	3,853,080
International Flavors & Fragrances, Inc.	82,000	5,015,940
Valspar Corp.	130,000	4,273,100

		13,142,120

Commercial Services & Supplies (1.7%)
Stericycle, Inc. * (b)	68,000	5,584,160

Communications Equipment (2.9%)
Polycom, Inc. * (b)	172,000	4,649,160
Qualcomm, Inc.	92,000	5,039,760

		9,688,920

Computers & Peripherals * (7.4%)
Apple, Inc.	47,000	18,352,560
EMC Corp.	230,000	5,998,400

		24,350,960

Consumer Finance (1.4%)
American Express Co.	94,000	4,703,760

Diversified Financial Services (1.1%)
JP Morgan Chase & Co.	90,000	3,640,500

Electrical Equipment (1.7%)
AMETEK, Inc.	129,000	5,482,500

Energy Equipment & Services (4.2%)
National Oilwell Varco, Inc.	74,000	5,962,180
Schlumberger, Ltd.	87,000	7,862,190

		13,824,370

Food & Staples Retailing (2.2%)
Costco Wholesale Corp.	91,000	7,120,750

Food Products (1.9%)
Mead Johnson Nutrition Co.	60,000	4,282,200
Ralcorp Holdings, Inc. *	23,000	1,989,500

		6,271,700

Continued

54

Quality Growth
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Common Stocks, continued
Health Care Equipment & Supplies (3.4%)
Cooper Cos., Inc. (The) (b)	73,000	$5,583,770
Covidien PLC	110,000	5,586,900

		11,170,670

Health Care Providers & Services (2.0%)
UnitedHealth Group, Inc.	131,000	6,501,530

Hotels, Restaurants & Leisure (2.2%)
McDonald’s Corp.	82,000	7,091,360

Household Durables (0.9%)
Stanley Black & Decker, Inc.	45,000	2,959,650

Household Products (1.1%)
Procter & Gamble Co. (The)	61,000	3,750,890

Internet & Catalog Retail * (2.5%)
Amazon.com, Inc.	16,000	3,560,320
priceline.com, Inc.	9,000	4,838,850

		8,399,170

Internet Software & Services (1.1%)
Baidu, Inc., ADR *	24,000	3,769,680

IT Services (8.0%)
Cognizant Technology Solutions Corp., Class A *	65,000	4,541,550
Fiserv, Inc. *	95,000	5,734,200
International Business Machines Corp.	70,000	12,729,500
Teradata Corp. *	62,000	3,407,520

		26,412,770

Life Sciences Tools & Services * (3.9%)
Agilent Technologies, Inc.	121,000	5,101,360
Mettler-Toledo International, Inc.	26,000	4,025,060
Thermo Fisher Scientific, Inc.	64,000	3,845,760

		12,972,180

Machinery (3.9%)
Cummins, Inc.	31,000	3,251,280
Danaher Corp.	129,000	6,335,190
Deere & Co.	40,000	3,140,400

		12,726,870

Media (1.5%)
Walt Disney Co. (The)	124,000	4,788,880

Metals & Mining (1.3%)
Cliffs Natural Resources, Inc.	49,000	4,401,180

Oil, Gas & Consumable Fuels (6.9%)
Anadarko Petroleum Corp.	51,000	4,210,560
Exxon Mobil Corp.	111,000	8,856,690
Occidental Petroleum Corp.	65,000	6,381,700
Peabody Energy Corp.	56,000	3,218,320

		22,667,270

Personal Products (1.7%)
Estee Lauder Cos., Inc. (The), Class A (b)	54,000	5,665,140

Pharmaceuticals (b) (3.5%)
Perrigo Co.	65,000	5,870,150
Watson Pharmaceuticals, Inc. *	86,000	5,773,180

		11,643,330

Real Estate Management & Development (0.9%)
CB Richard Ellis Group, Inc., Class A *	140,000	3,052,000

Road & Rail (2.9%)
JB Hunt Transport Services, Inc. (b)	90,000	4,071,600
Union Pacific Corp.	52,000	5,328,960

		9,400,560

Semiconductors & Semiconductor Equipment (3.1%)
Altera Corp.	78,000	3,188,640
Avago Technologies, Ltd.	123,000	4,136,490
Maxim Integrated Products, Inc. (b)	133,000	3,053,680

		10,378,810

Software (4.5%)
Citrix Systems, Inc. *	60,000	4,322,400
Oracle Corp.	231,000	7,063,980
VMware, Inc., Class A *	35,000	3,511,900

		14,898,280

Specialty Retail (b) (2.5%)
Tiffany & Co.	62,000	4,934,580
Williams-Sonoma, Inc.	89,000	3,294,780

		8,229,360

Textiles, Apparel & Luxury Goods (1.5%)
Fossil, Inc. *	39,000	4,901,130

Trading Companies & Distributors (1.8%)
Fastenal Co.	176,000	5,922,400

Total Common Stocks		326,270,770

Investment Companies (7.7%)
State Street Navigator Securities Lending Portfolio (e)	25,597,813	25,597,813

Total Investment Companies		25,597,813

	Principal
	Amount

Asset-Backed Securities (0.0%)
Manufactured Housing ABS Other (0.0%)
Conseco Financial Corp., Series 1995-4, Class M1, 7.60%, 6/15/25 (a)	$46,780	47,209

Total Asset-Backed Securities		47,209

Continued

55

Quality Growth
Schedule of Investments, continued
July 31, 2011

	Principal
	Amount	Value

Corporate Bonds (0.1%)
Commercial Banks-Central U.S. (0.1%)
Bank One Capital III, 8.75%, 9/01/30	$165,792	$212,319

Total Corporate Bonds		212,319

Mortgage-Backed Securities (0.2%)
U.S. Government Agencies (0.2%)
Fannie Mae, 6.00%, 8/25/33 (a)	203,054	218,647
Freddie Mac, 5.50%, 3/15/35	222,635	246,069
Government National Mortgage Association, IO, 0.26%, 4/16/46 (a) (d)	2,158,698	45,822

		510,538

WL Collateral CMO Other (0.0%)
JP Morgan Mortgage Trust, Series 2005-A1, Class 2A1, 4.79%, 2/25/35 (a)	124,801	118,352

WL Collateral CMO Sequential (0.0%)
Countrywide Alternative Loan Trust,
Series 2005-J3, Class 3A1,
6.50%, 9/25/34	75,962	74,023

Total Mortgage-Backed Securities		702,913

	Shares

Investments in Affiliates (0.8%)
Fifth Third Institutional Money Market Fund (c)	2,476,702	2,476,702

Total Investments in Affiliates		2,476,702

Total Investments (Cost $279,777,368) – 107.8%		355,307,726
Liabilities in excess of other assets - (7.8)%		(25,812,777)

NET ASSETS - 100.0%		$329,494,949

Notes to Schedule of Investments
*	Non-income producing security.

(a)	Variable rate security. Rate presented represents rate in effect at July 31, 2011.

(b)	All or part of this security was on loan.

(c)	Investment is in Institutional Shares of underlying fund.

(d)	Illiquid Securities.

(e)	Represents investments of cash collateral received in connection with securities lending.

The following abbreviations are used in the Schedule of Investments:

ABS - Asset-Backed Security
ADR - American Depositary Receipt
CMO - Collateralized Mortgage Obligation
IO - Interest Only
WL - Whole Loan
See notes to schedules of investments and notes to financial statements.

Dividend Growth
Schedule of Investments
July 31, 2011

	Shares	Value

Common Stocks (97.5%)
Aerospace & Defense (2.1%)
United Technologies Corp.	1,370	$113,491

Beverages (2.3%)
Diageo PLC, ADR	671	54,512
PepsiCo, Inc.	1,098	70,316

		124,828

Capital Markets (1.7%)
Ameriprise Financial, Inc.	1,717	92,890

Chemicals (4.6%)
Air Products & Chemicals, Inc.	652	57,852
Ecolab, Inc.	972	48,600
International Flavors & Fragrances, Inc.	906	55,420
Praxair, Inc.	917	95,038

		256,910

Commercial Banks (2.6%)
PNC Financial Services Group, Inc.	1,664	90,338
U.S. Bancorp	2,146	55,925

		146,263

Computers & Peripherals * (4.6%)
Apple, Inc.	518	202,269
EMC Corp.	1,944	50,699

		252,968

Diversified Financial Services (2.3%)
JP Morgan Chase & Co.	3,132	126,689

Diversified Telecommunication Services (1.6%)
AT&T, Inc.	2,966	86,785

Electrical Equipment (1.4%)
Roper Industries, Inc.	978	79,834

Energy Equipment & Services (3.2%)
Schlumberger, Ltd.	1,986	179,475

Food & Staples Retailing (2.7%)
Costco Wholesale Corp.	1,191	93,196
CVS Caremark Corp.	1,501	54,561

		147,757

Food Products (4.7%)
HJ Heinz Co.	1,315	69,222
JM Smucker Co. (The)	1,056	82,283
Kellogg Co.	1,938	108,102

		259,607

Gas Utilities (2.1%)
Oneok, Inc.	1,599	116,391

Health Care Equipment & Supplies (6.3%)
Baxter International, Inc.	2,165	125,938
Covidien PLC	2,321	117,883
Stryker Corp.	1,958	106,398

		350,219

Health Care Providers & Services (2.5%)
AmerisourceBergen Corp.	1,171	44,861
UnitedHealth Group, Inc.	1,830	90,823

		135,684

Hotels, Restaurants & Leisure (2.6%)
McDonald’s Corp.	1,690	146,151

Household Durables (1.8%)
Stanley Black & Decker, Inc.	1,484	97,603

Household Products (2.5%)
Procter & Gamble Co. (The)	2,209	135,831

Insurance (1.5%)
MetLife, Inc.	1,996	82,255

IT Services (7.8%)
Accenture PLC, Class A (a)	1,579	93,382
Automatic Data Processing, Inc.	1,657	85,319
International Business Machines Corp.	1,397	254,045

		432,746

Life Sciences Tools & Services (1.4%)
Thermo Fisher Scientific, Inc. *	1,291	77,576

Machinery (6.2%)
Cummins, Inc.	520	54,538
Deere & Co.	659	51,738
Eaton Corp.	1,483	71,110
Illinois Tool Works, Inc. (a)	804	40,039
Parker Hannifin Corp. (a)	575	45,437
Snap-On, Inc.	1,354	76,988

		339,850

Media (1.0%)
Walt Disney Co. (The) (a)	1,430	55,227

Multi-Utilities (1.4%)
Wisconsin Energy Corp.	2,458	75,338

Multiline Retail (2.1%)
Macy’s, Inc.	4,120	118,944

Oil, Gas & Consumable Fuels (9.8%)
Apache Corp.	1,332	164,795
Chevron Corp.	1,190	123,784
Exxon Mobil Corp.	1,592	127,026
Occidental Petroleum Corp.	1,256	123,314

		538,919

Pharmaceuticals (3.9%)
Novartis AG, ADR	2,401	146,941
Watson Pharmaceuticals, Inc. * (a)	986	66,190

		213,131

Road & Rail (2.0%)
CSX Corp.	4,448	109,287

Continued

Dividend Growth
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Common Stocks, continued
Semiconductors & Semiconductor Equipment (0.9%)
Analog Devices, Inc.	1,391	$47,850

Software (2.2%)
Citrix Systems, Inc. *	339	24,422
Oracle Corp. (a)	3,102	94,859

		119,281

Specialty Retail (1.3%)
TJX Cos., Inc.	1,299	71,835

Textiles, Apparel & Luxury Goods (3.4%)
Nike, Inc., Class B	992	89,429
VF Corp.	856	99,981

		189,410

Trading Companies & Distributors (1.0%)
WW Grainger, Inc.	390	57,864

Total Common Stocks		5,378,889

Investment Companies (7.2%)
State Street Navigator Securities Lending Portfolio (c)	399,739	399,739

Total Investment Companies		399,739

Investments in Affiliates (1.5%)
Fifth Third Institutional Money Market Fund (b)	85,117	85,117

Total Investments in Affiliates		85,117

Total Investments (Cost $4,551,797) - 106.2%		5,863,745
Liabilities in excess of other assets - (6.2)%		(343,918)

NET ASSETS - 100.0%		$5,519,827

Notes to Schedule of Investments
*	Non-income producing security.

(a)	All or part of this security was on loan.

(b)	Investment is in Institutional Shares of underlying fund.

(c)	Represents investments of cash collateral received in connection with securities lending.

The following abbreviation is used in the Schedule of Investments:
ADR - American Depositary Receipt

At July 31, 2011, Dividend Growth’s investments were in the following countries:

Country

Great Britain	0.9%
Ireland	3.6%
Switzerland	2.5%
United States	93.0%

Total	100.0%

See notes to schedules of investments and notes to financial statements.

Micro Cap Value
Schedule of Investments
July 31, 2011

	Shares	Value

Common Stocks (92.4%)
Auto Components (0.5%)
Motorcar Parts of America, Inc. *	19,122	$246,865

Capital Markets (5.5%)
Edelman Financial Group, Inc.	71,970	549,131
Gladstone Capital Corp.	40,263	362,367
JMP Group, Inc.	52,300	383,882
MVC Capital, Inc.	38,462	481,160
NGP Capital Resources Co.	66,040	519,735
SWS Group, Inc.	86,621	472,084

		2,768,359

Commercial Banks (8.1%)
Center Bancorp, Inc.	43,613	437,874
Center Financial Corp. *	34,249	210,974
Independent Bank Corp.	19,227	510,477
MainSource Financial Group, Inc.	51,458	475,472
Northrim BanCorp, Inc.	23,836	470,523
Pacific Continental Corp.	20,155	198,325
Renasant Corp.	34,882	533,695
Simmons First National Corp., Class A	14,018	338,675
Sterling Bancorp	44,199	417,680
Washington Trust Bancorp, Inc.	22,683	516,719

		4,110,414

Commercial Services & Supplies (1.0%)
Schawk, Inc.	31,009	489,632

Communications Equipment * (1.0%)
EXFO, Inc.	22,500	168,975
Westell Technologies, Inc., Class A	121,000	344,850

		513,825

Construction & Engineering (1.3%)
Pike Electric Corp. *	77,496	681,190

Distributors (0.8%)
Audiovox Corp., Class A *	54,910	394,803

Diversified Consumer Services (0.6%)
Carriage Services, Inc. *	52,060	297,263

Diversified Telecommunication Services * (2.4%)
Neutral Tandem, Inc.	36,100	553,413
Premiere Global Services, Inc.	75,054	634,957

		1,188,370

Electric Utilities (0.8%)
Central Vermont Public Service Corp.	11,900	417,571

Electrical Equipment (1.0%)
PowerSecure International, Inc. *	71,500	489,775

Electronic Equipment, Instruments & Components (0.8%)
CTS Corp.	39,433	387,626

Energy Equipment & Services * (2.2%)
Mitcham Industries, Inc.	28,477	517,142
North American Energy Partners, Inc.	98,106	596,485

		1,113,627

Food & Staples Retailing (4.6%)
Nash Finch Co.	18,934	677,837
Spartan Stores, Inc.	28,700	506,842
Susser Holdings Corp. *	28,121	458,654
Winn-Dixie Stores, Inc. *	77,500	695,950

		2,339,283

Food Products * (2.2%)
Inventure Foods, Inc.	115,518	503,658
Overhill Farms, Inc.	115,140	592,971

		1,096,629

Gas Utilities (1.0%)
Chesapeake Utilities Corp.	13,701	528,996

Health Care Equipment & Supplies * (4.2%)
Greatbatch, Inc.	13,956	347,783
Kensey Nash Corp.	23,590	618,058
Medical Action Industries, Inc.	70,029	533,621
Symmetry Medical, Inc.	65,600	631,728

		2,131,190

Health Care Providers & Services * (4.0%)
American Dental Partners, Inc.	47,123	547,569
BioScrip, Inc.	136,700	981,506
Cross Country Healthcare, Inc.	68,197	471,241

		2,000,316

Health Care Technology (1.3%)
Omnicell, Inc. *	37,755	645,988

Hotels, Restaurants & Leisure (2.1%)
Benihana, Inc., Class A *	63,040	581,229
Frisch’s Restaurants, Inc.	22,091	465,899

		1,047,128

Household Durables (0.8%)
Hooker Furniture Corp.	45,200	407,704

Insurance (4.6%)
American Equity Investment Life Holding Co.	45,139	535,800
AMERISAFE, Inc. *	17,180	369,542
EMC Insurance Group, Inc.	24,900	464,883
Meadowbrook Insurance Group, Inc.	51,583	484,880
SeaBright Holdings, Inc.	48,808	443,665

		2,298,770

Internet Software & Services * (2.0%)
Infospace, Inc.	62,776	598,255
Perficient, Inc.	43,660	437,037

		1,035,292

IT Services * (1.9%)
Ciber, Inc.	80,872	405,977
Global Cash Access Holdings, Inc.	105,500	296,455
Ness Technologies, Inc.	34,825	267,108

		969,540

Continued

Micro Cap Value
Schedule of Investments, (continued)
July 31, 2011

	Shares	Value

Common Stocks, continued
Life Sciences Tools & Services (0.7%)
Medtox Scientific, Inc.	22,537	$351,803

Machinery (2.6%)
Federal Signal Corp.	49,847	288,116
Flow International Corp. *	118,152	402,898
Greenbrier Cos., Inc. *	31,318	630,118

		1,321,132

Metals & Mining (0.8%)
Horsehead Holding Corp. *	34,200	382,014

Multiline Retail (0.7%)
Fred’s, Inc., Class A	25,794	339,965

Oil, Gas & Consumable Fuels (2.2%)
Petroquest Energy, Inc. *	91,400	743,082
Tsakos Energy Navigation, Ltd.	43,000	389,580

		1,132,662

Paper & Forest Products (1.3%)
PH Glatfelter Co.	44,292	668,366

Personal Products (1.3%)
Prestige Brands Holdings, Inc. *	54,499	665,978

Professional Services (3.9%)
Barrett Business Services, Inc.	32,305	481,991
CBIZ, Inc. *	81,951	611,354
Dolan Co. (The) *	46,453	368,372
Navigant Consulting, Inc. *	45,100	530,827

		1,992,544

Real Estate Investment Trusts (4.5%)
Cedar Shopping Centers, Inc.	69,714	345,781
Gladstone Commercial Corp.	29,600	514,448
MHI Hospitality Corp. *	106,782	291,515
Monmouth Real Estate Investment Corp., Class A	72,506	597,450
UMH Properties, Inc.	49,100	524,388

		2,273,582

Road & Rail (4.9%)
Celadon Group, Inc. *	51,820	708,898
Marten Transport, Ltd.	20,520	422,096
Saia, Inc. *	31,193	470,078
USA Truck, Inc. *	40,927	463,294
Vitran Corp., Inc. *	42,050	433,115

		2,497,481

Semiconductors & Semiconductor Equipment (2.7%)
Cohu, Inc.	20,300	254,156
IXYS Corp. *	18,149	247,552
Pericom Semiconductor Corp. *	42,212	345,294
Photronics, Inc. *	37,805	282,782
Rudolph Technologies, Inc. *	28,244	242,616

		1,372,400

Software (0.7%)
Versant Corp. *	29,144	344,191

Specialty Retail (3.9%)
Cache, Inc. *	114,833	666,031
Casual Male Retail Group, Inc. *	95,310	401,255
Stage Stores, Inc.	25,700	457,460
Stein Mart, Inc.	46,343	440,259

		1,965,005

Thrifts & Mortgage Finance (6.1%)
Berkshire Hills Bancorp, Inc.	29,895	655,298
BofI Holding, Inc. *	43,050	602,485
Dime Community Bancshares, Inc.	45,900	644,895
ViewPoint Financial Group	50,191	653,487
WSFS Financial Corp.	13,662	542,518

		3,098,683

Trading Companies & Distributors (0.8%)
Aceto Corp.	63,198	385,508

Wireless Telecommunication Services (0.6%)
USA Mobility, Inc.	18,805	310,470

Total Common Stocks		46,701,940

Investments in Affiliates (8.4%)
Fifth Third Institutional Money Market Fund (a)	4,246,526	4,246,526

Total Investments in Affiliates		4,246,526

Total Investments (Cost $45,055,359) - 100.8%		50,948,466
Liabilities in excess of other assets - (0.8)%		(413,209)

NET ASSETS - 100.0%		$50,535,257

Notes to Schedule of Investments
*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

See notes to schedules of investments and notes to financial statements.

Small Cap Value
Schedule of Investments
July 31, 2011

	Shares	Value

Common Stocks (93.9%)
Aerospace & Defense (1.1%)
AAR Corp. *	23,524	$690,194

Capital Markets (2.7%)
Piper Jaffray Cos. *	27,600	813,648
SWS Group, Inc.	167,549	913,142

		1,726,790

Chemicals (1.1%)
OM Group, Inc. *	19,281	699,515

Commercial Banks (10.1%)
FNB Corp.	116,801	1,168,010
Glacier Bancorp, Inc.	63,887	839,475
Independent Bank Corp.	32,100	852,255
Old National Bancorp	101,958	1,039,971
Renasant Corp.	43,852	670,936
UMB Financial Corp.	29,238	1,213,377
United Bankshares, Inc.	32,059	764,928

		6,548,952

Commercial Services & Supplies (2.5%)
Consolidated Graphics, Inc. *	16,830	868,260
Schawk, Inc.	48,900	772,131

		1,640,391

Communications Equipment (1.1%)
Comtech Telecommunications Corp.	25,517	687,683

Construction & Engineering (1.4%)
Pike Electric Corp. *	103,985	914,028

Consumer Finance (1.2%)
Cash America International, Inc.	13,977	782,153

Diversified Consumer Services (1.3%)
Regis Corp.	56,002	831,630

Diversified Telecommunication Services (1.4%)
Neutral Tandem, Inc. *	58,346	894,444

Electric Utilities (1.5%)
Unitil Corp.	37,623	961,268

Electrical Equipment (1.1%)
EnerSys *	23,191	741,648

Energy Equipment & Services* (3.8%)
Helix Energy Solutions Group, Inc.	40,371	790,464
North American Energy Partners, Inc.	143,217	870,760
Parker Drilling Co.	120,233	762,277

		2,423,501

Food & Staples Retailing (5.4%)
Nash Finch Co.	30,900	1,106,220
Spartan Stores, Inc.	52,200	921,852
Winn-Dixie Stores, Inc. *	159,258	1,430,137

		3,458,209

Food Products (1.6%)
Fresh Del Monte Produce, Inc.	43,428	1,064,420

Health Care Equipment & Supplies * (2.9%)
Symmetry Medical, Inc.	113,700	1,094,931
Wright Medical Group, Inc.	50,335	787,239

		1,882,170

Health Care Providers & Services (2.4%)
BioScrip, Inc. *	217,200	1,559,496

Health Care Technology (1.2%)
Omnicell, Inc. *	43,800	749,418

Household Durables (1.3%)
Helen of Troy, Ltd. *	25,358	817,796

Independent Power Producers & Energy Traders (0.9%)
GenOn Energy, Inc. *	142,478	554,239

Insurance (3.8%)
American Equity Investment Life Holding Co.	93,200	1,106,284
Endurance Specialty Holdings, Ltd.	15,701	639,659
Meadowbrook Insurance Group, Inc.	77,020	723,988

		2,469,931

Internet Software & Services (1.4%)
Infospace, Inc. *	96,000	914,880

Machinery (2.1%)
Federal Signal Corp.	82,089	474,474
Greenbrier Cos., Inc. *	43,900	883,268

		1,357,742

Metals & Mining * (2.7%)
Coeur d’Alene Mines Corp.	27,951	762,783
Northgate Minerals Corp.	298,264	960,410

		1,723,193

Multi-Utilities (1.6%)
Black Hills Corp.	35,428	1,058,589

Multiline Retail (1.6%)
Fred’s, Inc., Class A	77,191	1,017,377

Oil, Gas & Consumable Fuels (4.2%)
Penn Virginia Corp.	60,994	800,241
Petroquest Energy, Inc. *	119,100	968,283
Tsakos Energy Navigation, Ltd.	105,615	956,872

		2,725,396

Paper & Forest Products (2.1%)
PH Glatfelter Co.	89,913	1,356,787

Personal Products (1.5%)
Prestige Brands Holdings, Inc. *	78,700	961,714

Professional Services * (3.2%)
CBIZ, Inc.	121,000	902,660
Navigant Consulting, Inc.	99,166	1,167,184

		2,069,844

Continued

Small Cap Value
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Common Stocks, continued
Real Estate Investment Trusts (8.2%)
Brandywine Realty Trust	70,147	$841,063
Cedar Shopping Centers, Inc.	145,563	721,992
Entertainment Properties Trust	21,064	979,265
First Potomac Realty Trust	52,165	814,817
LaSalle Hotel Properties	36,589	915,091
U-Store-It Trust	95,238	1,014,285

		5,286,513

Road & Rail (2.5%)
Marten Transport, Ltd.	37,200	765,204
Werner Enterprises, Inc.	36,544	860,611

		1,625,815

Semiconductors & Semiconductor Equipment * (3.0%)
Entegris, Inc.	96,140	823,920
FEI Co.	12,913	426,645
Photronics, Inc.	90,400	676,192

		1,926,757

Specialty Retail (4.6%)
OfficeMax, Inc. *	143,800	1,018,104
Rent-A-Center, Inc.	37,554	1,015,836
Stage Stores, Inc.	51,800	922,040

		2,955,980

Thrifts & Mortgage Finance (4.0%)
Berkshire Hills Bancorp, Inc.	31,700	694,864
Dime Community Bancshares, Inc.	58,400	820,520
ViewPoint Financial Group	82,730	1,077,145

		2,592,529

Water Utilities (1.4%)
California Water Service Group	49,640	908,908

Total Common Stocks		60,579,900

Investments in Affiliates (6.2%)
Fifth Third Institutional Money Market Fund (a)	3,999,007	3,999,007

Total Investments in Affiliates		3,999,007

Total Investments (Cost $59,444,880) - 100.1%		64,578,907
Liabilities in excess of other assets - (0.1)%		(43,241)

NET ASSETS - 100.0%		$64,535,666

Notes to Schedule of Investments
*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

At July 31, 2011, Small Cap Value’s investments were in the following countries:

Country

Bermuda	2.3%
Canada	2.8%
Greece	1.5%
United States	93.4%

Total	100.0%

See notes to schedules of investments and notes to financial statements.

All Cap Value
Schedule of Investments
July 31, 2011

	Shares	Value

Common Stocks (97.4%)
Aerospace & Defense (2.8%)
AAR Corp. * (a)	40,484	$1,187,801
General Dynamics Corp.	17,335	1,181,207
Spirit Aerosystems Holdings, Inc., Class A *	25,005	512,352

		2,881,360

Beverages (0.9%)
Constellation Brands, Inc., Class A *	44,326	903,807

Biotechnology (2.6%)
Amgen, Inc. *	49,556	2,710,713

Capital Markets (4.9%)
Ameriprise Financial, Inc.	33,606	1,818,085
Goldman Sachs Group, Inc. (The)	13,220	1,784,303
Legg Mason, Inc. (a)	52,447	1,542,991

		5,145,379

Chemicals (2.4%)
Dow Chemical Co. (The)	72,454	2,526,471

Commercial Banks (6.8%)
First Horizon National Corp.	82,093	738,016
KeyCorp	129,397	1,040,352
Old National Bancorp (a)	94,747	966,419
U.S. Bancorp	70,469	1,836,422
UMB Financial Corp. (a)	10,144	420,976
Wells Fargo & Co.	74,559	2,083,179

		7,085,364

Consumer Finance (1.1%)
Discover Financial Services	46,134	1,181,492

Diversified Financial Services (7.0%)
Citigroup, Inc.	55,687	2,135,040
JP Morgan Chase & Co.	93,943	3,799,994
NASDAQ OMX Group, Inc. (The) *	27,192	654,512
NYSE Euronext	21,007	702,894

		7,292,440

Diversified Telecommunication Services (4.3%)
CenturyLink, Inc.	47,158	1,750,033
Neutral Tandem, Inc. * (a)	48,826	748,503
Verizon Communications, Inc.	58,083	2,049,749

		4,548,285

Electric Utilities (3.9%)
Edison International	23,436	892,209
FirstEnergy Corp.	37,430	1,671,250
NextEra Energy, Inc.	17,317	956,764
Pepco Holdings, Inc. (a)	33,018	616,776

		4,136,999

Electronic Equipment, Instruments & Components (2.3%)
Avnet, Inc. *	19,741	578,411
Corning, Inc.	112,694	1,792,962

		2,371,373

Energy Equipment & Services (4.9%)
Ensco PLC, ADR	40,102	2,135,431
Nabors Industries, Ltd. *	32,931	869,708
Noble Corp.	35,096	1,293,989
North American Energy Partners, Inc. *	139,819	850,100

		5,149,228

Food & Staples Retailing (a) (1.3%)
Spartan Stores, Inc.	16,794	296,582
Winn-Dixie Stores, Inc. *	119,517	1,073,263

		1,369,845

Food Products (1.5%)
Kraft Foods, Inc., Class A	45,227	1,554,904

Health Care Equipment & Supplies * (1.7%)
Hologic, Inc.	70,863	1,315,926
Symmetry Medical, Inc. (a)	45,854	441,574

		1,757,500

Health Care Providers & Services (4.1%)
CIGNA Corp.	10,829	538,959
Omnicare, Inc. (a)	30,329	925,035
UnitedHealth Group, Inc.	57,860	2,871,592

		4,335,586

Household Products (1.5%)
Energizer Holdings, Inc. *	19,792	1,596,027

Industrial Conglomerates (5.2%)
General Electric Co.	211,308	3,784,526
Tyco International, Ltd.	38,624	1,710,657

		5,495,183

Insurance (7.6%)
Aflac, Inc.	10,400	479,024
Allstate Corp. (The)	50,924	1,411,613
American Equity Investment Life Holding Co. (a)	43,863	520,654
AON Corp.	10,722	515,943
Meadowbrook Insurance Group, Inc. (a)	112,193	1,054,614
Progressive Corp. (The)	50,766	999,075
Prudential Financial, Inc.	19,339	1,134,813
Reinsurance Group of America, Inc.	15,692	913,431
Travelers Cos., Inc. (The)	16,509	910,141

		7,939,308

Leisure Equipment & Products (0.7%)
Mattel, Inc.	25,943	691,640

Machinery (a) (0.5%)
Federal Signal Corp.	67,737	391,520
Greenbrier Cos., Inc. *	6,773	136,273

		527,793

Media (3.8%)
Time Warner, Inc.	54,063	1,900,855
Viacom, Inc., Class B	42,710	2,068,018

		3,968,873

Continued

All Cap Value
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Common Stocks, continued
Metals & Mining (2.2%)
Alcoa, Inc.	60,303	$888,263
Coeur d’Alene Mines Corp. * (a)	26,503	723,267
Schnitzer Steel Industries, Inc., Class A (a)	13,028	661,692

		2,273,222

Multi-Utilities (0.7%)
PG&E Corp.	18,867	781,660

Office Electronics (1.4%)
Xerox Corp.	152,077	1,418,878

Oil, Gas & Consumable Fuels (8.0%)
Alpha Natural Resources, Inc. *	11,918	509,018
Chevron Corp.	23,584	2,453,208
ConocoPhillips	37,735	2,716,543
Petroquest Energy, Inc. *	82,882	673,831
Royal Dutch Shell PLC, ADR	19,344	1,424,685
Tsakos Energy Navigation, Ltd.	64,042	580,220

		8,357,505

Pharmaceuticals (3.2%)
Johnson & Johnson	18,313	1,186,499
Teva Pharmaceutical Industries, Ltd., ADR	45,346	2,114,938

		3,301,437

Professional Services * (a) (1.7%)
CBIZ, Inc.	145,112	1,082,535
Navigant Consulting, Inc.	61,176	720,042

		1,802,577

Real Estate Investment Trusts (1.5%)
Annaly Capital Management, Inc.	25,516	428,159
Health Care, Inc.	22,404	1,182,483

		1,610,642

Road & Rail (0.2%)
Marten Transport, Ltd. (a)	10,064	207,016

Semiconductors & Semiconductor Equipment (1.6%)
Intel Corp.	56,296	1,257,090
Photronics, Inc. * (a)	59,255	443,227

		1,700,317

Software (2.0%)
Microsoft Corp.	77,338	2,119,061

Specialty Retail (0.5%)
OfficeMax, Inc. *	67,681	479,181

Textiles, Apparel & Luxury Goods (1.3%)
VF Corp.	11,792	1,377,306

Tobacco (1.3%)
Altria Group, Inc.	51,885	1,364,575

Total Common Stocks		101,962,947

Investment Companies (8.8%)
State Street Navigator Securities Lending Portfolio (c)	9,200,628	9,200,628

Total Investment Companies		9,200,628

Investments in Affiliates (1.8%)
Fifth Third Institutional Money Market Fund (b)	1,843,694	1,843,694

Total Investments in Affiliates		1,843,694

Total Investments (Cost $98,377,370) - 108.0%		113,007,269
Liabilities in excess of other assets - (8.0)%		(8,332,310)

NET ASSETS - 100.0%		$104,674,959

Notes to Schedule of Investments
*	Non-income producing security.

(a)	All or part of this security was on loan.

(b)	Investment is in Institutional Shares of underlying fund.

(c)	Represents investments of cash collateral received in connection with securities lending.

The following abbreviation is used in the Schedule of Investments:
ADR - American Depositary Receipt

At July 31, 2011, All Cap Value’s investments were in the following countries:

Country

Bermuda	0.8%
Canada	0.7%
Great Britain	1.9%
Greece	0.5%
Israel	1.9%
Netherlands	1.3%
Switzerland	2.6%
United States	90.3%

Total	100.0%

See notes to schedules of investments and notes to financial statements.

Disciplined Large Cap Value
Schedule of Investments
July 31, 2011

	Shares	Value

Common Stocks (99.6%)
Aerospace & Defense (1.8%)
General Dynamics Corp.	53,271	$3,629,886

Beverages (1.2%)
Constellation Brands, Inc., Class A *	113,867	2,321,748

Biotechnology * (3.8%)
Amgen, Inc.	92,292	5,048,372
Gilead Sciences, Inc.	60,596	2,566,847

		7,615,219

Capital Markets (4.5%)
Ameriprise Financial, Inc.	71,783	3,883,460
Goldman Sachs Group, Inc. (The)	39,021	5,266,665

		9,150,125

Chemicals (2.2%)
Dow Chemical Co. (The)	124,388	4,337,409

Commercial Banks (3.0%)
U.S. Bancorp	231,995	6,045,790

Consumer Finance (1.9%)
Discover Financial Services	146,362	3,748,331

Diversified Financial Services (4.1%)
Citigroup, Inc.	213,084	8,169,640

Diversified Telecommunication Services (4.8%)
CenturyLink, Inc.	94,822	3,518,845
Verizon Communications, Inc.	175,794	6,203,770

		9,722,615

Electric Utilities (4.3%)
Edison International (a)	100,949	3,843,128
NextEra Energy, Inc.	85,766	4,738,572

		8,581,700

Electronic Equipment, Instruments & Components (1.9%)
Corning, Inc.	236,790	3,767,329

Energy Equipment & Services (3.7%)
Ensco PLC, ADR	92,425	4,921,631
Noble Corp.	70,451	2,597,529

		7,519,160

Health Care Providers & Services (8.4%)
CIGNA Corp. *	145,297	7,231,432
UnitedHealth Group, Inc.	196,570	9,755,769

		16,987,201

Household Products (1.4%)
Energizer Holdings, Inc. *	34,759	2,802,966

Industrial Conglomerates (5.6%)
General Electric Co.	432,161	7,740,004
Tyco International, Ltd.	77,243	3,421,092

		11,161,096

Insurance (11.2%)
Aflac, Inc.	88,297	4,066,960
AON Corp.	50,874	2,448,057
Progressive Corp. (The)	239,720	4,717,690
Prudential Financial, Inc.	115,199	6,759,877
Reinsurance Group of America, Inc.	77,376	4,504,057

		22,496,641

Leisure Equipment & Products (1.9%)
Mattel, Inc.	143,033	3,813,260

Media (4.7%)
Time Warner, Inc.	145,829	5,127,348
Viacom, Inc., Class B	90,561	4,384,963

		9,512,311

Metals & Mining (1.0%)
Alcoa, Inc. (a)	139,037	2,048,015

Office Electronics (1.7%)
Xerox Corp.	375,827	3,506,466

Oil, Gas & Consumable Fuels (12.6%)
Alpha Natural Resources, Inc. *	56,867	2,428,790
Chevron Corp.	95,621	9,946,496
ConocoPhillips	65,390	4,707,426
Royal Dutch Shell PLC, ADR (a)	111,869	8,239,152

		25,321,864

Pharmaceuticals (3.3%)
Teva Pharmaceutical Industries, Ltd., ADR	141,035	6,577,872

Real Estate Investment Trusts (2.7%)
Annaly Capital Management, Inc.	116,797	1,959,854
Health Care, Inc.	64,325	3,395,073

		5,354,927

Semiconductors & Semiconductor Equipment (2.4%)
Intel Corp.	214,016	4,778,977

Software (2.3%)
Microsoft Corp.	171,041	4,686,523

Thrifts & Mortgage Finance (0.9%)
New York Community Bancorp, Inc. (a)	131,446	1,778,464

Tobacco (2.3%)
Altria Group, Inc.	173,930	4,574,359

Total Common Stocks		200,009,894

Investment Companies (2.0%)
State Street Navigator Securities Lending Portfolio (c)	4,063,593	4,063,593

Total Investment Companies		4,063,593

Continued

Disciplined Large Cap Value
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Investments in Affiliates (0.4%)
Fifth Third Institutional Money Market Fund (b)	830,691	$830,691

Total Investments in Affiliates		830,691

Total Investments (Cost $171,572,722) - 102.0%		204,904,178
Liabilities in excess of other assets - (2.0)%		(3,997,462)

NET ASSETS - 100.0%		$200,906,716

Notes to Schedule of Investments

*	Non-income producing security.
(a)	All or part of this security was on loan.
(b)	Investment is in Institutional Shares of underlying fund.
(C)	Represents investments of cash collateral received in connection with securities lending.

The following abbreviation is used in the Schedule of Investments:
ADR - American Depositary Receipt

At July 31, 2011, Disciplined Large Cap Value’s investments were in the following countries:

Country

Great Britain		2.4%
Israel		3.2%
Netherlands		4.0%
Switzerland		3.0%
United States		87.4%

Total		100.0%

See notes to schedules of investments and notes to financial statements.

Structured Large Cap Plus
Schedule of Investments
July 31, 2011

	Shares	Value

Common Stocks (126.7%)
Aerospace & Defense (3.4%)
BE Aerospace, Inc. *	5,155	$205,169
Boeing Co. (The)	2,658	187,309
Honeywell International, Inc. (b)	13,462	714,832
Raytheon Co. (b)	3,695	165,277
TransDigm Group, Inc. *	2,574	231,840
United Technologies Corp. (b)	14,485	1,199,938

		2,704,365

Air Freight & Logistics (0.0%)
United Parcel Service, Inc., Class B	378	26,165

Airlines (1.1%)
Southwest Airlines Co. (b)	85,786	854,429

Beverages (b) (3.4%)
Coca-Cola Co. (The)	11,895	808,979
Constellation Brands, Inc., Class A *	43,478	886,517
Dr.Pepper Snapple Group, Inc.	25,107	948,040

		2,643,536

Biotechnology * (b) (3.3%)
Amgen, Inc.	22,468	1,229,000
Biogen Idec, Inc.	6,881	700,967
Gilead Sciences, Inc.	15,578	659,884

		2,589,851

Building Products (0.8%)
Owens Corning *	16,983	604,255

Capital Markets (2.7%)
Ameriprise Financial, Inc. (b)	17,370	939,717
KKR & Co. L.P.	30,928	453,095
Legg Mason, Inc. (b)	23,950	704,609

		2,097,421

Chemicals (3.0%)
CF Industries Holdings, Inc.	2,196	341,083
Eastman Chemical Co.	10,154	980,775
Minerals Technologies, Inc. (b)	3,590	232,560
PPG Industries, Inc. (b)	5,856	493,075
Sherwin-Williams Co. (The) (b)	4,256	328,436

		2,375,929

Commercial Banks (3.8%)
M&T Bank Corp.	11,890	1,025,394
PNC Financial Services Group, Inc. (b)	10,644	577,863
Wells Fargo & Co. (b)	48,962	1,367,998

		2,971,255

Commercial Services & Supplies (1.2%)
RR Donnelley & Sons Co. (b)	49,135	924,229

Communications Equipment (b) (1.9%)
Cisco Systems, Inc. *	3,522	56,247
Harris Corp.	12,106	482,666
Motorola Solutions, Inc. *	20,773	932,500

		1,471,413

Continued

Structured Large Cap Plus
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Common Stocks, continued
Computers & Peripherals (3.8%)
Apple, Inc. * (b)	3,338	$1,303,422
Hewlett-Packard Co. (b)	13,345	469,210
SanDisk Corp. *	5,779	245,781
Western Digital Corp. * (b)	27,732	955,645

		2,974,058

Consumer Finance (b) (1.9%)
Capital One Financial Corp.	7,996	382,209
Discover Financial Services	41,977	1,075,031

		1,457,240

Containers & Packaging (0.8%)
Sealed Air Corp. (b)	27,643	595,154

Distributors (1.0%)
Genuine Parts Co. (b)	14,715	782,249

Diversified Consumer Services (1.0%)
ITT Educational Services, Inc. *	9,414	806,497

Diversified Financial Services (4.6%)
Citigroup, Inc. (b)	16,536	633,990
JP Morgan Chase & Co. (b)	28,272	1,143,602
Leucadia National Corp.	1,292	43,502
Moody’s Corp.	21,606	769,390
NASDAQ OMX Group, Inc. (The) * (b)	42,228	1,016,428

		3,606,912

Diversified Telecommunication Services (3.9%)
AT&T, Inc. (b)	46,916	1,372,762
TW Telecom, Inc. *	3,553	70,172
Verizon Communications, Inc. (b)	44,944	1,586,074

		3,029,008

Electric Utilities (1.3%)
Duke Energy Corp.	5,860	108,996
Edison International	75	2,855
Entergy Corp.	83	5,544
Portland General Electric Co. (b)	24,543	608,176
PPL Corp.	9,419	262,790

		988,361

Electronic Equipment, Instruments & Components (1.3%)
Jabil Circuit, Inc.	20,438	374,220
Vishay Intertechnology, Inc. * (b)	45,511	626,686

		1,000,906

Energy Equipment & Services (3.0%)
Baker Hughes, Inc.	8,457	654,403
Nabors Industries, Ltd. *	3,333	88,024
Noble Corp.	18,092	667,052
SEACOR Holdings, Inc.	9,311	934,452

		2,343,931

Food & Staples Retailing (1.7%)
CVS Caremark Corp.	6,570	238,820
Wal-Mart Stores, Inc. (b)	19,933	1,050,668
Walgreen Co.	1,754	68,476

		1,357,964

Food Products (b) (1.5%)
ConAgra Foods, Inc.	9,274	237,507
HJ Heinz Co.	17,188	904,776

		1,142,283

Health Care Equipment & Supplies (0.9%)
Baxter International, Inc.	3,184	185,214
Varian Medical Systems, Inc. *	7,970	500,197

		685,411

Health Care Providers & Services (3.7%)
AmerisourceBergen Corp.	18,418	705,593
Cardinal Health, Inc.	23,396	1,023,809
CIGNA Corp. *	1,913	95,210
Humana, Inc. * (b)	13,227	986,470
Tenet Healthcare Corp. *	3,795	21,100
UnitedHealth Group, Inc.	663	32,905
WellPoint, Inc. * (b)	772	52,149

		2,917,236

Hotels, Restaurants & Leisure (b) (1.9%)
McDonald’s Corp.	3,752	324,473
Starbucks Corp.	29,430	1,179,849

		1,504,322

Household Durables (0.8%)
Tempur-Pedic International, Inc. *	8,211	591,274

Household Products (2.3%)
Colgate-Palmolive Co.	562	47,421
Procter & Gamble Co. (The) (b)	28,793	1,770,482

		1,817,903

Independent Power Producers & Energy Traders (0.9%)
NRG Energy, Inc. * (b)	27,468	673,515

Industrial Conglomerates (3.2%)
3M Co.	14,858	1,294,726
General Electric Co. (b)	24,099	431,613
Tyco International, Ltd.	17,162	760,105

		2,486,444

Insurance (4.4%)
Hartford Financial Services Group, Inc. (b)	10,320	241,694
Principal Financial Group, Inc.	26,221	724,486
Prudential Financial, Inc.	19,258	1,130,060
Travelers Cos., Inc. (The)	16,897	931,532
Unum Group	18,229	444,605

		3,472,377

Internet & Catalog Retail (1.4%)
priceline.com, Inc. *	2,026	1,089,279

Internet Software & Services * (0.8%)
Google, Inc., Class A (b)	868	524,003
IAC/InterActiveCorp	3,505	145,072

		669,075

Continued

Structured Large Cap Plus
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Common Stocks, continued
IT Services (4.2%)
Automatic Data Processing, Inc.	8,650	$445,389
Global Payments, Inc.	9,003	426,832
International Business Machines Corp. (b)	13,446	2,445,155

		3,317,376

Leisure Equipment & Products (0.3%)
Polaris Industries, Inc.	2,262	268,160

Life Sciences Tools & Services (1.2%)
Thermo Fisher Scientific, Inc. * (b)	16,243	976,042

Machinery (b) (2.4%)
Caterpillar, Inc.	13,128	1,296,915
Eaton Corp.	12,559	602,204

		1,899,119

Media (5.0%)
CBS Corp., Class B (b)	33,298	911,366
Comcast Corp., Class A (b)	50,636	1,216,277
DIRECTV, Class A * (b)	23,733	1,202,789
Viacom, Inc., Class B	11,879	575,181

		3,905,613

Metals & Mining (b) (2.9%)
Cliffs Natural Resources, Inc.	10,913	980,206
Freeport-McMoRan Copper & Gold, Inc.	23,821	1,261,560

		2,241,766

Multi-Utilities (0.7%)
Ameren Corp. (b)	7,736	222,951
Sempra Energy	6,646	336,886

		559,837

Multiline Retail (1.7%)
Dillard’s, Inc., Class A	16,438	924,802
Macy’s, Inc.	13,230	381,950

		1,306,752

Oil, Gas & Consumable Fuels (12.2%)
Anadarko Petroleum Corp.	6,983	576,516
Apache Corp. (b)	2,182	269,957
Chesapeake Energy Corp. (b)	7,513	258,071
Chevron Corp. (b)	22,280	2,317,566
ConocoPhillips (b)	21,983	1,582,556
Devon Energy Corp.	1,769	139,220
Exxon Mobil Corp. (b)	20,240	1,614,950
Marathon Oil Corp. (b)	35,479	1,098,785
Marathon Petroleum Corp.	258	11,298
Murphy Oil Corp. (b)	9,702	623,062
Valero Energy Corp. (b)	42,114	1,057,904

		9,549,885

Pharmaceuticals (5.5%)
Eli Lilly & Co. (b)	32,122	1,230,272
Johnson & Johnson	3,344	216,658
Merck & Co., Inc.	14,613	498,742
Pfizer, Inc. (b)	71,041	1,366,829
Watson Pharmaceuticals, Inc. *	14,985	1,005,943

		4,318,444

Real Estate Investment Trusts (1.8%)
AvalonBay Communities, Inc.	7,932	1,064,395
Equity Residential	881	54,464
MFA Financial, Inc.	37,333	279,624

		1,398,483

Road & Rail (1.3%)
Ryder System, Inc. (b)	17,472	984,023

Semiconductors & Semiconductor Equipment (4.5%)
Altera Corp.	3,715	151,869
Intel Corp. (b)	72,515	1,619,260
Micron Technology, Inc. * (b)	14,217	104,780
Novellus Systems, Inc. * (b)	10,301	319,743
Teradyne, Inc. * (b)	61,720	832,603
Texas Instruments, Inc. (b)	17,067	507,743

		3,535,998

Software (5.5%)
Adobe Systems, Inc. *	4,949	137,186
CA, Inc. (b)	35,677	795,597
Microsoft Corp. (b)	84,765	2,322,561
Symantec Corp. * (b)	56,067	1,068,637

		4,323,981

Specialty Retail (b) (3.6%)
AutoZone, Inc. *	3,391	967,961
Limited Brands, Inc.	26,223	992,803
Ross Stores, Inc.	11,520	872,870

		2,833,634

Textiles, Apparel & Luxury Goods (0.2%)
Fossil, Inc. *	1,424	178,954

Thrifts & Mortgage Finance (0.3%)
People’s United Financial, Inc.	17,174	217,766

Tobacco (b) (2.7%)
Altria Group, Inc.	22,469	590,935
Lorillard, Inc.	5,884	624,998
Philip Morris International, Inc.	12,810	911,688

		2,127,621

Total Common Stocks		99,197,701

Investments in Affiliates (1.6%)
Fifth Third Institutional Money Market Fund (a)	1,227,450	1,227,450

Total Investments in Affiliates		1,227,450

Total Investments (Cost $84,620,014) - 128.3%		100,425,151

Securities Sold Short
(Proceeds $24,758,892) - (28.4)%		(22,257,122)
Other assets in excess of liabilities - 0.1%		135,357

NET ASSETS - 100.0%		$78,303,386

See notes to schedules of investments and notes to financial statements.

Structured Large Cap Plus
Schedule of Securities Sold Short
July 31, 2011

	Shares	Value

Common Stocks (28.4)%
Airlines (0.8)%
AMR Corp. *	(148,763)	$(630,755)

Biotechnology * (1.8)%
Dendreon Corp.	(16,413)	(605,640)
Human Genome Sciences, Inc.	(37,102)	(779,513)

		(1,385,153)

Capital Markets (1.5)%
Janus Capital Group, Inc. *	(11,991)	(101,204)
Morgan Stanley	(25,516)	(567,731)
Northern Trust Corp.	(11,047)	(496,066)

		(1,165,001)

Commercial Banks (0.2)%
Huntington Bancshares, Inc.	(28,425)	(171,829)

Commercial Services & Supplies (0.0)%
Stericycle, Inc. *	(257)	(21,105)

Communications Equipment (0.1)%
JDS Uniphase Corp. *	(7,124)	(93,681)

Construction & Engineering * (0.7)%
Quanta Services, Inc.	(12,436)	(230,315)
Shaw Group, Inc. (The)	(12,714)	(329,038)

		(559,353)

Construction Materials (0.8)%
Vulcan Materials Co.	(18,726)	(642,114)

Consumer Finance (0.0)%
American Express Co.	(595)	(29,774)

Diversified Financial Services (0.0)%
Bank of America Corp.	(3,205)	(31,120)

Diversified Telecommunication Services (0.8)%
CenturyLink, Inc.	(16,860)	(625,675)

Electrical Equipment (0.4)%
GrafTech International, Ltd. *	(15,205)	(292,848)

Food Products (0.7)%
Archer-Daniels-Midland Co.	(16,806)	(510,566)
Kellogg Co.	(509)	(28,392)

		(538,958)

Health Care Equipment & Supplies (0.0)%
NxStage Medical, Inc. *	(1,839)	(33,838)

Health Care Providers & Services (0.8)%
Patterson Cos., Inc.	(19,288)	(594,842)

Hotels, Restaurants & Leisure (1.0)%
Choice Hotels International, Inc.	(3,998)	(121,899)
Starwood Hotels & Resorts Worldwide, Inc.	(12,641)	(694,749)

		(816,648)

Household Durables (1.4)%
DR Horton, Inc.	(5,304)	(63,011)
Lennar Corp., Class A	(54,040)	(955,968)
Pulte Group, Inc. *	(10,769)	(73,983)

		(1,092,962)

Independent Power Producers & Energy Traders (0.3)%
Calpine Corp. *	(14,507)	(235,739)

Insurance (2.0)%
Allstate Corp. (The)	(4,326)	(119,917)
Genworth Financial, Inc., Class A *	(5,599)	(46,584)
Platinum Underwriters Holdings, Ltd.	(29,215)	(1,003,535)
XL Group PLC	(18,085)	(371,104)

		(1,541,140)

IT Services (0.7)%
Cognizant Technology Solutions Corp., Class A *	(7,680)	(536,602)

Leisure Equipment & Products (1.2)%
Hasbro, Inc.	(22,735)	(899,397)

Machinery (0.2)%
Flowserve Corp.	(1,815)	(180,375)

Media (1.1)%
DreamWorks Animation SKG, Inc., Class A *	(38,035)	(831,445)

Metals & Mining (2.5)%
AK Steel Holding Corp.	(62,127)	(754,843)
Allegheny Technologies, Inc.	(446)	(25,953)
Nucor Corp.	(8,966)	(348,688)
United States Steel Corp.	(21,061)	(842,229)

		(1,971,713)

Multi-Utilities (0.4)%
MDU Resources Group, Inc.	(4,818)	(103,876)
Public Service Enterprise Group, Inc.	(7,463)	(244,413)

		(348,289)

Oil, Gas & Consumable Fuels * (2.5)%
InterOil Corp.	(16,147)	(1,010,802)
McMoRan Exploration Co.	(53,812)	(906,194)

		(1,916,996)

Paper & Forest Products (0.3)%
Louisiana-Pacific Corp. *	(34,742)	(269,250)

Pharmaceuticals * (0.1)%
Hospira, Inc.	(1,542)	(78,827)
Nektar Therapeutics	(1,361)	(8,765)

		(87,592)

Professional Services (0.9)%
Dun & Bradstreet Corp.	(9,472)	(687,194)

Real Estate Investment Trusts (1.1)%
Ventas, Inc.	(15,269)	(826,511)

Continued

Structured Large Cap Plus
Schedule of Securities Sold Short, continued
July 31, 2011

	Shares	Value

Common Stocks, continued
Semiconductors & Semiconductor Equipment (1.2)%
MEMC Electronic Materials, Inc. *	(126,746)	$(940,455)

Software * (0.7)%
Red Hat, Inc.	(4,285)	(180,313)
Salesforce.com, Inc.	(2,652)	(383,771)

		(564,084)

Specialty Retail (1.0)%
CarMax, Inc. *	(11,950)	(382,041)
Staples, Inc.	(22,645)	(363,679)

		(745,720)

Thrifts & Mortgage Finance (1.2)%
Hudson City Bancorp, Inc.	(115,026)	(948,964)

Total Common Stocks		(22,257,122)

TOTAL SECURITIES SOLD SHORT
(Proceeds $24,758,892) - (28.4)%		$(22,257,122)

Notes to Schedule of Investments
*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

(b)	All or part of this security has been designated as collateral for futures and short sales.

See notes to schedules of investments and notes to financial statements.
Equity Index
Schedule of Investments
July 31, 2011

	Shares	Value

Common Stocks (99.4%)
Aerospace & Defense (2.6%)
Boeing Co. (The)	22,202	$1,564,575
General Dynamics Corp.	11,329	771,958
Goodrich Corp.	3,759	357,631
Honeywell International, Inc.	23,649	1,255,762
ITT Corp.	5,504	293,583
L-3 Communications Holdings, Inc.	3,219	254,687
Lockheed Martin Corp. (a)	8,593	650,748
Northrop Grumman Corp.	8,754	529,704
Precision Castparts Corp.	4,370	705,231
Raytheon Co.	10,635	475,704
Rockwell Collins, Inc.	4,702	259,033
United Technologies Corp.	27,515	2,279,343

		9,397,959

Air Freight & Logistics (1.0%)
CH Robinson Worldwide, Inc.	4,977	359,887
Expeditors International of Washington, Inc.	6,366	303,786
FedEx Corp.	9,597	833,787
United Parcel Service, Inc., Class B	29,647	2,052,165

		3,549,625

Airlines (0.1%)
Southwest Airlines Co.	24,013	239,169

Auto Components (0.2%)
Goodyear Tire & Rubber Co. (The) *	7,282	117,750
Johnson Controls, Inc.	20,667	763,646

		881,396

Automobiles (0.5%)
Ford Motor Co. *	113,874	1,390,401
Harley-Davidson, Inc.	7,061	306,377

		1,696,778

Beverages (2.5%)
Brown-Forman Corp., Class B	3,111	228,845
Coca-Cola Co. (The)	69,003	4,692,894
Coca-Cola Enterprises, Inc.	9,653	271,346
Constellation Brands, Inc., Class A *	5,345	108,985
Dr. Pepper Snapple Group, Inc.	6,808	257,070
Molson Coors Brewing Co., Class B	4,743	213,672
PepsiCo, Inc.	47,501	3,041,964

		8,814,776

Biotechnology * (1.2%)
Amgen, Inc.	27,969	1,529,904
Biogen Idec, Inc.	7,351	748,846
Celgene Corp.	13,863	822,076
Cephalon, Inc. (a)	2,255	180,265
Gilead Sciences, Inc.	23,556	997,832

		4,278,923

Building Products (0.0%)
Masco Corp. (a)	10,747	113,381

Capital Markets (2.3%)
Ameriprise Financial, Inc.	7,434	402,179
Bank of New York Mellon Corp. (The)	37,188	933,791
BlackRock, Inc.	2,870	512,180
Charles Schwab Corp. (The)	30,623	457,201
Continued

Equity Index
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Common Stocks, continued
Capital Markets, continued
E*Trade Financial Corp. *	7,970	$126,564
Federated Investors, Inc., Class B (a)	2,746	58,682
Franklin Resources, Inc.	4,365	554,180
Goldman Sachs Group, Inc. (The)	15,643	2,111,336
Invesco, Ltd.	13,852	307,237
Janus Capital Group, Inc. * (a)	5,509	46,496
Legg Mason, Inc.	4,587	134,950
Morgan Stanley	46,546	1,035,649
Northern Trust Corp. (a)	7,261	326,055
State Street Corp.	15,050	624,124
T Rowe Price Group, Inc.	7,938	450,878

		8,081,502

Chemicals (2.1%)
Air Products & Chemicals, Inc.	6,424	570,001
Airgas, Inc.	2,028	139,324
CF Industries Holdings, Inc.	2,132	331,142
Dow Chemical Co. (The)	35,263	1,229,621
E.I. du Pont de Nemours & Co.	28,208	1,450,455
Eastman Chemical Co.	2,162	208,828
Ecolab, Inc.	6,959	347,950
FMC Corp.	2,175	190,465
International Flavors & Fragrances, Inc.	2,397	146,624
Monsanto Co.	16,080	1,181,558
PPG Industries, Inc.	4,718	397,256
Praxair, Inc.	9,185	951,933
Sherwin-Williams Co. (The) (a)	2,686	207,279
Sigma-Aldrich Corp. (a)	3,636	243,976

		7,596,412

Commercial Banks (2.5%)
BB&T Corp. (a)	20,797	534,067
Comerica, Inc. (a)	5,291	169,471
First Horizon National Corp.	8,399	75,507
Huntington Bancshares, Inc.	26,528	160,362
KeyCorp	28,977	232,975
M&T Bank Corp.	3,799	327,626
PNC Financial Services Group, Inc.	15,763	855,773
Regions Financial Corp. (a)	37,656	229,325
SunTrust Banks, Inc.	16,265	398,330
U.S. Bancorp	58,096	1,513,982
Wells Fargo & Co.	159,305	4,450,981
Zions Bancorporation (a)	5,335	116,836

		9,065,235

Commercial Services & Supplies (0.4%)
Avery Dennison Corp. (a)	3,237	102,127
Cintas Corp. (a)	3,790	123,365
Iron Mountain, Inc.	6,000	189,780
Pitney Bowes, Inc. (a)	6,096	131,369
Republic Services, Inc.	9,215	267,511
RR Donnelley & Sons Co. (a)	5,446	102,439
Stericycle, Inc. * (a)	2,564	210,556
Waste Management, Inc. (a)	14,264	449,173

		1,576,320

Communications Equipment (1.9%)
Cisco Systems, Inc. *	165,222	2,638,595
F5 Networks, Inc. *	2,424	226,595
Harris Corp. (a)	3,846	153,340
JDS Uniphase Corp. * (a)	6,675	87,776
Juniper Networks, Inc. *	16,159	377,959
Motorola Mobility Holdings, Inc. *	8,804	197,034
Motorola Solutions, Inc. *	10,375	465,734
Qualcomm, Inc.	50,347	2,758,009
Tellabs, Inc.	11,060	45,788

		6,950,830

Computers & Peripherals (4.7%)
Apple, Inc. *	27,851	10,875,259
Dell, Inc. *	49,457	803,182
EMC Corp. *	61,786	1,611,379
Hewlett-Packard Co.	62,500	2,197,500
Lexmark International, Inc., Class A *	2,355	79,057
NetApp, Inc. *	11,141	529,420
SanDisk Corp. *	7,366	313,276
Western Digital Corp. *	6,889	237,395

		16,646,468

Construction & Engineering (0.2%)
Fluor Corp.	5,360	340,521
Jacobs Engineering Group, Inc. *	3,780	147,949
Quanta Services, Inc. * (a)	6,461	119,658

		608,128

Construction Materials (0.0%)
Vulcan Materials Co. (a)	3,849	131,982

Consumer Finance (0.8%)
American Express Co.	31,396	1,571,056
Capital One Financial Corp. (a)	13,698	654,764
Discover Financial Services	16,326	418,109
SLM Corp. *	16,082	250,718

		2,894,647

Containers & Packaging (0.1%)
Ball Corp.	4,917	190,780
Bemis Co., Inc.	3,244	102,510
Owens-Illinois, Inc. *	4,906	113,672
Sealed Air Corp.	4,787	103,064

		510,026

Distributors (0.1%)
Genuine Parts Co. (a)	4,723	251,075

Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A *	3,811	193,713
DeVry, Inc.	1,869	116,140
H&R Block, Inc.	9,249	138,365

		448,218

Diversified Financial Services (3.6%)
Bank of America Corp. (c)	305,470	2,966,114
Citigroup, Inc.	87,965	3,372,578
CME Group, Inc.	2,009	580,983
IntercontinentalExchange, Inc. *	2,193	270,397
JP Morgan Chase & Co.	119,688	4,841,379
Leucadia National Corp.	5,908	198,922
Moody’s Corp. (a)	6,108	217,506
Continued

Equity Index
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Common Stocks, continued
Diversified Financial Services, continued
NASDAQ OMX Group, Inc. (The) *	4,795	$115,416
NYSE Euronext	7,825	261,824

		12,825,119

Diversified Telecommunication Services (2.6%)
AT&T, Inc. (c)	178,317	5,217,555
CenturyLink, Inc.	18,144	673,324
Frontier Communications Corp. (a)	29,795	223,165
Verizon Communications, Inc.	85,213	3,007,167
Windstream Corp.	15,630	190,842

		9,312,053

Electric Utilities (1.8%)
American Electric Power Co., Inc.	14,398	530,710
Duke Energy Corp.	40,538	754,007
Edison International	9,767	371,830
Entergy Corp.	5,424	362,323
Exelon Corp.	19,828	873,820
FirstEnergy Corp.	12,537	559,777
NextEra Energy, Inc.	12,739	703,830
Northeast Utilities	5,286	179,724
Pepco Holdings, Inc. (a)	6,730	125,716
Pinnacle West Capital Corp.	3,259	138,019
PPL Corp.	17,458	487,078
Progress Energy, Inc. (a)	8,782	410,471
Southern Co.	25,533	1,009,575

		6,506,880

Electrical Equipment (0.5%)
Emerson Electric Co.	22,564	1,107,667
Rockwell Automation, Inc.	4,432	318,040
Roper Industries, Inc.	2,838	231,666

		1,657,373

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	5,235	255,939
Corning, Inc.	47,645	758,032
FLIR Systems, Inc. *	4,755	130,572
Jabil Circuit, Inc. (a)	5,877	107,608
Molex, Inc. (a)	4,142	97,254

		1,349,405

Energy Equipment & Services (2.5%)
Baker Hughes, Inc.	13,156	1,018,011
Cameron International Corp. *	7,272	406,796
Diamond Offshore Drilling, Inc. (a)	2,084	141,358
FMC Technologies, Inc. *	7,178	327,317
Halliburton Co.	27,596	1,510,329
Helmerich & Payne, Inc.	3,177	219,372
Nabors Industries, Ltd. *	8,556	225,964
National Oilwell Varco, Inc.	12,840	1,034,519
Noble Corp.	7,669	282,756
Rowan Cos., Inc. *	3,784	148,219
Schlumberger, Ltd.	40,903	3,696,404

		9,011,045

Food & Staples Retailing (2.3%)
Costco Wholesale Corp.	13,165	1,030,161
CVS Caremark Corp.	40,791	1,482,753
Kroger Co. (The)	18,450	458,851
Safeway, Inc. (a)	10,551	212,814
SUPERVALU, Inc. (a)	6,361	54,705
SYSCO Corp.	17,540	536,549
Wal-Mart Stores, Inc.	57,459	3,028,664
Walgreen Co.	27,433	1,070,984
Whole Foods Market, Inc.	4,407	293,947

		8,169,428

Food Products (1.8%)
Archer-Daniels-Midland Co.	20,623	626,527
Campbell Soup Co. (a)	5,729	189,344
ConAgra Foods, Inc.	12,446	318,742
Dean Foods Co. *	5,462	60,191
General Mills, Inc.	19,196	716,971
Hershey Co. (The) (a)	4,637	261,712
HJ Heinz Co. (a)	9,616	506,186
Hormel Foods Corp. (a)	4,152	120,284
JM Smucker Co. (The)	3,583	279,187
Kellogg Co.	7,617	424,876
Kraft Foods, Inc., Class A	52,791	1,814,955
McCormick & Co., Inc. (a)	3,985	193,870
Mead Johnson Nutrition Co.	6,133	437,712
Sara Lee Corp.	17,556	335,495
Tyson Foods, Inc., Class A	8,934	156,881

		6,442,933

Gas Utilities (a) (0.1%)
Nicor, Inc.	1,365	74,666
Oneok, Inc.	3,193	232,418

		307,084

Health Care Equipment & Supplies (1.9%)
Baxter International, Inc.	17,223	1,001,862
Becton Dickinson and Co.	6,649	555,923
Boston Scientific Corp. *	45,570	326,281
CareFusion Corp. *	6,684	176,391
Covidien PLC	15,029	763,323
CR Bard, Inc.	2,541	250,746
DENTSPLY International, Inc. (a)	4,260	161,411
Edwards Lifesciences Corp. * (a)	3,449	246,086
Hospira, Inc. *	5,009	256,060
Intuitive Surgical, Inc. *	1,178	471,848
Medtronic, Inc.	32,355	1,166,398
St. Jude Medical, Inc. *	9,813	456,304
Stryker Corp.	9,994	543,074
Varian Medical Systems, Inc. * (a)	3,567	223,865
Zimmer Holdings, Inc. * (a)	5,678	340,794

		6,940,366

Health Care Providers & Services (2.2%)
Aetna, Inc.	11,582	480,537
AmerisourceBergen Corp.	8,285	317,398
Cardinal Health, Inc.	10,461	457,773
CIGNA Corp. *	8,122	404,232
Coventry Health Care, Inc. *	4,452	142,464
DaVita, Inc. *	2,914	243,436
Express Scripts, Inc. *	16,056	871,199
Humana, Inc. *	5,046	376,331
Laboratory Corp. of America Holdings * (a)	3,049	276,727
McKesson Corp.	7,587	615,458

Continued

Equity Index
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Common Stocks, continued
Health Care Providers & Services, continued
Medco Health Solutions, Inc. *	11,923	$749,718
Patterson Cos., Inc. (a)	2,899	89,405
Quest Diagnostics, Inc.	4,700	253,847
Tenet Healthcare Corp. *	14,556	80,931
UnitedHealth Group, Inc.	32,659	1,620,866
WellPoint, Inc. *	11,114	750,751

		7,731,073

Health Care Technology (0.1%)
Cerner Corp. * (a)	4,272	284,045

Hotels, Restaurants & Leisure (1.8%)
Carnival Corp.	12,911	429,936
Chipotle Mexican Grill, Inc. * (a)	931	302,184
Darden Restaurants, Inc. (a)	4,150	210,820
International Game Technology	8,940	166,195
Marriott International, Inc., Class A (a)	8,627	280,377
McDonald’s Corp.	31,288	2,705,786
Starbucks Corp.	22,626	907,076
Starwood Hotels & Resorts Worldwide, Inc.	5,986	328,991
Wyndham Worldwide Corp.	5,245	181,425
Wynn Resorts, Ltd.	2,267	348,393
Yum! Brands, Inc.	14,048	742,015

		6,603,198

Household Durables (0.4%)
DR Horton, Inc. (a)	8,413	99,946
Fortune Brands, Inc.	4,574	275,400
Harman International Industries, Inc. *	2,086	86,778
Leggett & Platt, Inc. (a)	4,390	95,263
Lennar Corp., Class A (a)	4,768	84,346
Newell Rubbermaid, Inc. (a)	8,703	135,071
Pulte Group, Inc. * (a)	10,084	69,277
Stanley Black & Decker, Inc.	4,974	327,140
Whirlpool Corp. (a)	2,279	157,775

		1,330,996

Household Products (2.1%)
Clorox Co. (a)	3,967	283,998
Colgate-Palmolive Co.	14,766	1,245,955
Kimberly-Clark Corp. (a)	11,786	770,333
Procter & Gamble Co. (The)	84,155	5,174,691

		7,474,977

Independent Power Producers & Energy Traders (0.2%)
AES Corp. (The) *	19,846	244,304
Constellation Energy Group, Inc.	5,990	232,592
NRG Energy, Inc. * (a)	7,411	181,718

		658,614

Industrial Conglomerates (2.4%)
3M Co.	21,431	1,867,497
General Electric Co. (c)	319,658	5,725,075
Textron, Inc. (a)	8,241	190,614
Tyco International, Ltd.	14,006	620,326

		8,403,512

Insurance (3.6%)
ACE, Ltd.	10,175	681,522
Aflac, Inc.	14,128	650,736
Allstate Corp. (The)	15,653	433,901
American International Group, Inc. *	13,089	375,654
AON Corp.	9,891	475,955
Assurant, Inc.	2,820	100,448
Berkshire Hathaway, Inc., Class B *	52,050	3,860,549
Chubb Corp.	8,880	554,822
Cincinnati Financial Corp. (a)	4,879	133,343
Genworth Financial, Inc., Class A *	14,678	122,121
Hartford Financial Services Group, Inc.	13,327	312,118
Lincoln National Corp.	9,496	251,644
Loews Corp.	9,483	378,087
Marsh & McLennan Cos., Inc.	16,292	480,451
MetLife, Inc.	31,940	1,316,247
Principal Financial Group, Inc.	9,604	265,359
Progressive Corp. (The)	19,891	391,455
Prudential Financial, Inc.	14,794	868,112
Torchmark Corp.	3,600	145,404
Travelers Cos., Inc. (The)	12,620	695,741
Unum Group	9,508	231,900
XL Group PLC	9,035	185,398

		12,910,967

Internet & Catalog Retail (1.0%)
Amazon.com, Inc. *	10,722	2,385,859
Expedia, Inc. (a)	6,063	192,137
NetFlix, Inc. *	1,300	345,787
priceline.com, Inc. *	1,503	808,088

		3,731,871

Internet Software & Services (1.8%)
Akamai Technologies, Inc. * (a)	5,466	132,386
eBay, Inc. *	34,395	1,126,436
Google, Inc., Class A *	7,572	4,571,141
Monster Worldwide, Inc. * (a)	3,898	45,763
VeriSign, Inc.	5,156	160,919
Yahoo!, Inc. *	39,078	511,922

		6,548,567

IT Services (3.7%)
Accenture PLC, Class A (a)	19,537	1,155,418
Automatic Data Processing, Inc.	15,153	780,228
Cognizant Technology Solutions Corp., Class A *	9,098	635,677
Computer Sciences Corp.	4,631	163,382
Fidelity National Information Services, Inc.	7,940	238,359
Fiserv, Inc. *	4,458	269,085
International Business Machines Corp.	36,440	6,626,614
Mastercard, Inc., Class A	2,846	863,050
Paychex, Inc.	9,650	272,420
SAIC, Inc. * (a)	8,803	141,112
Teradata Corp. *	5,021	275,954
Total System Services, Inc.	4,894	91,077
Visa, Inc., Class A	14,419	1,233,401
Western Union Co. (The)	18,939	367,606

		13,113,383

Continued

Equity Index
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Common Stocks, continued
Leisure Equipment & Products (0.1%)
Hasbro, Inc.	4,083	$161,523
Mattel, Inc.	10,757	286,782

		448,305

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc. *	10,384	437,789
Life Technologies Corp. *	5,311	239,154
PerkinElmer, Inc.	3,539	86,564
Thermo Fisher Scientific, Inc. *	11,643	699,628
Waters Corp. *	2,738	240,643

		1,703,778

Machinery (2.2%)
Caterpillar, Inc.	19,517	1,928,084
Cummins, Inc.	5,930	621,938
Danaher Corp.	16,364	803,636
Deere & Co.	12,707	997,627
Dover Corp.	5,600	338,632
Eaton Corp.	10,388	498,105
Flowserve Corp.	1,674	166,362
Illinois Tool Works, Inc.	15,133	753,623
Ingersoll-Rand PLC	10,025	375,136
Joy Global, Inc.	3,095	290,682
PACCAR, Inc.	10,933	468,042
Pall Corp.	3,453	171,200
Parker Hannifin Corp.	4,837	382,220
Snap-On, Inc.	1,744	99,164

		7,894,451

Media (3.2%)
Cablevision Systems Corp., Class A	6,801	165,672
CBS Corp., Class B	20,412	558,676
Comcast Corp., Class A	83,039	1,994,597
DIRECTV, Class A *	23,125	1,171,975
Discovery Communications, Inc., Class A * (a)	8,524	339,255
Gannett Co., Inc. (a)	7,163	91,400
Interpublic Group of Cos., Inc. (The) *	14,652	143,736
McGraw-Hill Cos., Inc. (The)	9,204	382,886
News Corp., Class A	68,462	1,096,761
Omnicom Group, Inc.	8,608	403,887
Scripps Networks Interactive, Inc., Class A	2,700	125,118
Time Warner Cable, Inc.	10,133	742,850
Time Warner, Inc.	32,309	1,135,985
Viacom, Inc., Class B	17,492	846,963
Walt Disney Co. (The)	56,746	2,191,531
Washington Post Co. (The), Class B (a)	165	66,380

		11,457,672

Metals & Mining (1.1%)
AK Steel Holding Corp. (a)	3,297	40,059
Alcoa, Inc.	32,339	476,353
Allegheny Technologies, Inc. (a)	3,249	189,059
Cliffs Natural Resources, Inc.	4,395	394,759
Freeport-McMoRan Copper & Gold, Inc.	28,526	1,510,737
Newmont Mining Corp.	14,782	822,027
Nucor Corp.	9,465	368,094
Titanium Metals Corp. * (a)	2,701	48,051
United States Steel Corp. (a)	4,305	172,157

		4,021,296

Multiline Retail (0.8%)
Big Lots, Inc. *	2,265	78,890
Family Dollar Stores, Inc.	3,774	200,437
JC Penney Co., Inc. (a)	6,446	198,279
Kohl’s Corp. *	8,477	463,777
Macy’s, Inc.	12,695	366,505
Nordstrom, Inc.	5,046	253,107
Sears Holdings Corp. * (a)	1,319	91,895
Target Corp.	20,743	1,068,057

		2,720,947

Multi-Utilities (1.3%)
Ameren Corp.	7,190	207,216
CenterPoint Energy, Inc.	12,687	248,411
CMS Energy Corp.	7,368	141,024
Consolidated Edison, Inc.	8,980	472,348
Dominion Resources, Inc. (a)	17,403	843,175
DTE Energy Co.	5,070	252,689
Integrys Energy Group, Inc. (a)	2,326	116,788
NiSource, Inc. (a)	8,343	167,945
PG&E Corp.	12,090	500,889
Public Service Enterprise Group, Inc.	15,167	496,719
SCANA Corp.	3,394	133,011
Sempra Energy	7,197	364,816
TECO Energy, Inc. (a)	6,438	119,296
Wisconsin Energy Corp.	7,008	214,795
Xcel Energy, Inc.	14,576	349,824

		4,628,946

Office Electronics (0.1%)
Xerox Corp.	41,587	388,007

Oil, Gas & Consumable Fuels (10.4%)
Alpha Natural Resources, Inc. *	6,801	290,461
Anadarko Petroleum Corp.	15,060	1,243,353
Apache Corp.	11,587	1,433,544
Cabot Oil & Gas Corp.	3,117	230,907
Chesapeake Energy Corp.	19,604	673,397
Chevron Corp.	60,585	6,302,052
ConocoPhillips	42,631	3,069,006
Consol Energy, Inc.	6,771	362,926
Denbury Resources, Inc. *	11,982	231,492
Devon Energy Corp.	12,787	1,006,337
El Paso Corp.	23,335	479,534
EOG Resources, Inc.	8,123	828,546
EQT Corp.	4,471	283,819
Exxon Mobil Corp. (c)	148,374	11,838,761
Hess Corp.	9,207	631,232
Marathon Oil Corp.	21,560	667,713
Marathon Petroleum Corp.	10,780	472,056
Murphy Oil Corp.	5,767	370,357
Newfield Exploration Co. *	4,013	270,556
Noble Energy, Inc.	5,249	523,220
Occidental Petroleum Corp.	24,510	2,406,392
Peabody Energy Corp.	8,083	464,530
Pioneer Natural Resources Co. (a)	3,480	323,605
QEP Resources, Inc.	5,265	230,765
Range Resources Corp.	4,799	312,703
Southwestern Energy Co. *	10,396	463,246
Spectra Energy Corp.	19,433	525,080
Sunoco, Inc.	3,615	146,950
Tesoro Corp. *	4,292	104,253

Continued

Equity Index
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
Valero Energy Corp.	16,974	$426,387
Williams Cos., Inc. (The)	17,531	555,733

		37,168,913

Paper & Forest Products (0.2%)
International Paper Co. (a)	13,114	389,486
MeadWestvaco Corp.	5,044	157,070

		546,556

Personal Products (0.2%)
Avon Products, Inc.	12,866	337,475
Estee Lauder Cos., Inc. (The), Class A	3,404	357,114

		694,589

Pharmaceuticals (5.5%)
Abbott Laboratories	46,923	2,408,088
Allergan, Inc.	9,219	749,597
Bristol-Myers Squibb Co.	51,315	1,470,688
Eli Lilly & Co.	30,804	1,179,793
Forest Laboratories, Inc. *	8,563	317,345
Johnson & Johnson	82,550	5,348,415
Merck & Co., Inc.	92,819	3,167,913
Mylan, Inc. *	13,047	297,211
Pfizer, Inc.	238,035	4,579,793
Watson Pharmaceuticals, Inc. * (a)	3,757	252,207

		19,771,050

Professional Services (0.1%)
Dun & Bradstreet Corp.	1,493	108,317
Equifax, Inc.	3,699	127,098
Robert Half International, Inc. (a)	4,412	120,800

		356,215

Real Estate Investment Trusts (1.7%)
Apartment Investment & Management Co., Class A	3,509	95,796
AvalonBay Communities, Inc.	2,675	358,958
Boston Properties, Inc.	4,357	467,768
Equity Residential	8,843	546,674
HCP, Inc.	12,356	453,836
Health Care, Inc.	5,259	277,570
Host Hotels & Resorts, Inc.	20,796	329,617
Kimco Realty Corp. (a)	12,170	231,595
Plum Creek Timber Co., Inc. (a)	4,845	185,176
ProLogis, Inc.	12,732	453,638
Public Storage (a)	4,187	500,891
Simon Property Group, Inc.	8,796	1,060,006
Ventas, Inc.	4,987	269,946
Vornado Realty Trust	5,029	470,463
Weyerhaeuser Co.	16,067	321,179

		6,023,113

Real Estate Management & Development (0.1%)
CB Richard Ellis Group, Inc., Class A *	8,712	189,922

Road & Rail (0.9%)
CSX Corp.	33,069	812,506
Norfolk Southern Corp.	10,673	807,946
Ryder System, Inc.	1,551	87,352
Union Pacific Corp.	14,784	1,515,064

		3,222,868

Semiconductors & Semiconductor Equipment (2.4%)
Advanced Micro Devices, Inc. * (a)	17,168	126,013
Altera Corp.	9,749	398,539
Analog Devices, Inc.	8,953	307,983
Applied Materials, Inc.	40,054	493,465
Broadcom Corp., Class A	14,390	533,437
First Solar, Inc. * (a)	1,619	191,414
Intel Corp.	159,726	3,566,682
KLA-Tencor Corp.	5,008	199,419
Linear Technology Corp.	6,757	197,980
LSI Corp. *	18,483	136,035
MEMC Electronic Materials, Inc. * (a)	6,818	50,590
Microchip Technology, Inc. (a)	5,601	189,034
Micron Technology, Inc. *	25,685	189,298
National Semiconductor Corp.	7,182	177,539
Novellus Systems, Inc. * (a)	2,704	83,932
NVIDIA Corp. * (a)	18,296	253,034
Teradyne, Inc. * (a)	5,438	73,359
Texas Instruments, Inc.	35,200	1,047,200
Xilinx, Inc. (a)	8,195	263,059

		8,478,012

Software (3.7%)
Adobe Systems, Inc. *	15,251	422,758
Autodesk, Inc. *	6,817	234,505
BMC Software, Inc. *	5,326	230,190
CA, Inc.	11,503	256,517
Citrix Systems, Inc. *	5,629	405,513
Compuware Corp. *	6,566	63,428
Electronic Arts, Inc. *	9,948	221,343
Intuit, Inc. *	8,373	391,019
Microsoft Corp. (c)	223,495	6,123,763
Oracle Corp.	117,475	3,592,385
Red Hat, Inc. *	5,713	240,403
Salesforce.com, Inc. *	3,648	527,902
Symantec Corp. *	22,508	429,002

		13,138,728

Specialty Retail (1.8%)
Abercrombie & Fitch Co., Class A (a)	2,634	192,598
AutoNation, Inc. * (a)	1,908	71,760
AutoZone, Inc. *	763	217,798
Bed Bath & Beyond, Inc. *	7,499	438,616
Best Buy Co., Inc. (a)	9,899	273,212
CarMax, Inc. * (a)	6,741	215,510
GameStop Corp., Class A * (a)	3,996	94,226
Gap, Inc. (The) (a)	11,820	228,008
Home Depot, Inc.	47,913	1,673,601
Limited Brands, Inc.	7,527	284,972
Lowe’s Cos., Inc.	39,244	846,886
O’Reilly Automotive, Inc. *	4,186	249,067
Ross Stores, Inc.	3,611	273,605
Staples, Inc.	21,681	348,197
Tiffany & Co. (a)	3,789	301,567
TJX Cos., Inc.	11,579	640,319
Urban Outfitters, Inc. * (a)	3,860	125,604

		6,475,546

Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	8,885	573,615
Nike, Inc., Class B	11,461	1,033,209

Continued

Equity Index
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
Polo Ralph Lauren Corp.	1,938	$261,766
VF Corp.	2,601	303,797

		2,172,387

Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc. (a)	15,787	130,243
People’s United Financial, Inc.	11,061	140,253

		270,496

Tobacco (1.8%)
Altria Group, Inc.	63,119	1,660,030
Lorillard, Inc.	4,303	457,065
Philip Morris International, Inc.	53,524	3,809,303
Reynolds American, Inc.	10,138	356,857

		6,283,255

Trading Companies & Distributors (0.2%)
Fastenal Co.	8,840	297,466
WW Grainger, Inc.	1,739	258,015

		555,481

Wireless Telecommunication Services * (0.3%)
American Tower Corp., Class A	11,964	628,469
MetroPCS Communications, Inc.	7,863	128,010
Sprint Nextel Corp.	89,549	378,792

		1,135,271

Total Common Stocks		354,791,543

Investment Companies (4.5%)
State Street Navigator Securities Lending Portfolio (d)	15,935,605	15,935,605

Total Investment Companies		15,935,605

Investments in Affiliates (0.4%)
Commercial Banks (0.1%)
Fifth Third Bancorp	27,507	347,963

Fifth Third Funds (0.3%)
Fifth Third Institutional Money Market Fund (b)	1,131,319	1,131,319

Total Investments in Affiliates		1,479,282

Total Investments (Cost $195,608,585) - 104.3%		372,206,430

Liabilities in excess of other assets - (4.3)%		(15,441,792)

NET ASSETS - 100.0%		$356,764,638

Notes to Schedule of Investments
*	Non-income producing security.

(a)	All or part of this security was on loan.

(b)	Investment is in Institutional Shares of underlying fund.

(c)	All or part of this security has been designated as collateral for futures contracts.

(d)	Represents investments of cash collateral received in connection with securities lending.

See notes to schedules of investments and notes to financial statements.

International Equity
Schedule of Investments
July 31, 2011

	Shares	Value

Foreign Stocks (93.5%)
Australia (8.3%)
Australia & New Zealand Banking Group, Ltd.	81,144	$1,856,887
BHP Billiton, Ltd.	48,209	2,193,704
Commonwealth Bank of Australia	41,900	2,267,965
Echo Entertainment Group, Ltd. *	235,042	1,035,451
National Australia Bank, Ltd.	68,695	1,811,241
Rio Tinto, Ltd.	7,806	686,054
TABCORP Holdings, Ltd.	235,042	831,460
Toll Holdings, Ltd.	206,363	1,026,999
Westpac Banking Corp.	87,876	1,971,359
Woolworths, Ltd.	64,752	1,916,419

		15,597,539

Belgium (1.7%)
Delhaize Group SA	23,746	1,710,125
KBC Groep NV (a)	6,134	217,528
UCB SA (a)	26,154	1,205,212

		3,132,865

Bermuda (0.1%)
Seadrill, Ltd. (a)	4,651	162,569

China (0.1%)
Yangzijiang Shipbuilding Holdings, Ltd. (a)	208,000	251,341

Finland (2.5%)
Fortum Oyj	2,978	78,949
Kesko Oyj, Class B *	23,431	911,392
Nokian Renkaat Oyj	5,249	246,331
Orion Oyj, Class B	36,819	890,924
Sampo Oyj, Class A	34,336	1,049,406
Stora Enso Oyj, Class R	61,807	533,751
UPM-Kymmene Oyj *	64,730	1,011,024

		4,721,777

France (9.1%)
Accor SA	39,305	1,737,808
Arkema SA	2,895	283,492
BNP Paribas SA *	20,883	1,364,258
Cie Generale d’Optique Essilor International SA	25,857	2,077,275
Credit Agricole SA	14,431	178,702
Eiffage SA	11,584	635,258
Sanofi-Aventis SA * (c)	41,594	3,244,717
Societe Generale SA	16,388	817,937
Societe Television Francaise 1 (a)	73,819	1,412,328
Sodexo	9,758	747,333
Total SA (c)	66,257	3,596,831
Vinci SA	16,720	973,491

		17,069,430

Germany (8.3%)
Allianz SE *	1,610	210,659
BASF SE * (c)	39,260	3,566,409
Bayer AG	35,732	2,871,630
Beiersdorf AG	14,257	919,918
Brenntag AG	544	55,600
Deutsche Bank AG *	30,092	1,665,573
Deutsche Lufthansa AG	88,908	1,794,913
Infineon Technologies AG	129,016	1,298,979
SAP AG	3,156	197,924
Siemens AG	17,500	2,247,526
Wacker Chemie AG	3,730	708,544

		15,537,675

Great Britain (15.5%)
Anglo American PLC	14,076	670,047
Balfour Beatty PLC	189,720	945,459
Barclays PLC	65,476	239,671
BHP Billiton PLC (c)	83,032	3,097,939
BP PLC *	53,681	406,209
British American Tobacco PLC (c)	72,771	3,369,089
BT Group PLC	358,534	1,182,917
Burberry Group PLC	34,422	844,140
Centrica PLC	436,716	2,197,856
Home Retail Group PLC	130,790	291,113
HSBC Holdings PLC (c)	206,263	2,012,803
Imperial Tobacco Group PLC	20,000	694,990
ITV PLC *	217,292	249,494
J Sainsbury PLC	155,571	776,557
Legal & General Group PLC	588,181	1,083,258
Next PLC	4,337	169,076
Prudential PLC	119,182	1,349,857
Rexam PLC	54,243	330,773
Rio Tinto PLC (c)	50,131	3,538,367
Scottish & Southern Energy PLC (a)	38,483	825,605
Standard Chartered PLC	2,582	66,032
TUI Travel PLC	274,328	878,077
Tullow Oil PLC	20,000	403,797
Vodafone Group PLC (c)	512,421	1,446,716
WM Morrison Supermarkets PLC	405,996	1,938,623

		29,008,465

Hong Kong (2.4%)
ASM Pacific Technology, Ltd.	54,300	596,734
Cathay Pacific Airways, Ltd.	517,000	1,196,687
Cheung Kong Holdings, Ltd.	50,000	763,432
New World Development, Ltd.	590,000	870,569
Sun Hung Kai Properties, Ltd.	8,000	121,739
Wheelock & Co., Ltd.	102,000	435,156
Yue Yuen Industrial Holdings, Ltd.	143,000	457,784

		4,442,101

Israel (0.1%)
Bank Hapoalim BM	25,796	128,311

Italy (3.6%)
Enel SpA	369,750	2,135,800
ENI SpA	59,864	1,305,761
Exor SpA	19,602	591,207
Fiat SpA	182,343	1,809,169
Telecom Italia SpA	414,759	522,961
UniCredit SpA	217,569	390,781

		6,755,679

Continued

International Equity
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Foreign Stocks, continued
Japan (19.1%)
Aisin Seiki Co., Ltd.	30,018	$1,159,622
Alfresa Holdings Corp.	7,700	315,061
Canon, Inc.	99	4,822
Coca-Cola West Co., Ltd.	42,800	856,167
Dai Nippon Printing Co., Ltd.	119,000	1,354,082
Dai-ichi Life Insurance Co., Ltd. (The)	672	952,331
Daiichi Sankyo Co., Ltd.	105,100	2,174,765
Daiwa House Industry Co., Ltd.	84,000	1,129,311
Elpida Memory, Inc. * (a)	20,000	184,971
Fuji Heavy Industries, Ltd.	120,000	966,422
Gunma Bank, Ltd. (The) (a)	100,000	532,571
Hino Motors, Ltd.	200,000	1,244,398
Hitachi, Ltd. (a)	100,000	622,199
JS Group Corp.	51,000	1,276,573
Kajima Corp.	287,000	890,992
Kansai Electric Power Co., Inc. (The) (a)	35,000	590,115
Kao Corp.	66,400	1,881,125
KDDI Corp.	176	1,307,683
Kinden Corp.	43,000	365,292
Kyocera Corp.	20,100	2,153,991
Mabuchi Motor Co., Ltd. (a)	12,300	637,488
Mitsubishi UFJ Financial Group, Inc.	22,662	115,393
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	426,000	907,502
Mitsui OSK Lines, Ltd.	89,000	468,208
Nippon Telegraph & Telephone Corp.	27,200	1,342,599
Nissan Motor Co., Ltd.	32	342
NTT DoCoMo, Inc.	743	1,365,649
Otsuka Corp.	700	46,555
Rohm Co., Ltd.	5,800	339,027
Shimizu Corp. (a)	194,000	859,310
Sony Corp.	40,000	1,011,626
Square Enix Holdings Co., Ltd. (a)	30,900	601,263
Sumitomo Mitsui Financial Group, Inc.	53,100	1,678,839
Suzuki Motor Corp.	38,900	904,980
T&D Holdings, Inc.	43,450	1,066,708
Takeda Pharmaceutical Co., Ltd.	5,800	276,872
TonenGeneral Sekiyu KK (a)	113,000	1,420,848
Tosoh Corp.	77	328
Toyoda Gosei Co., Ltd.	11,800	259,957
West Japan Railway Co.	50,800	2,161,070
Yamaguchi Financial Group, Inc.	24,000	245,347
Yamaha Corp.	11,200	133,117

		35,805,521

Mexico (0.4%)
Fresnillo PLC	29,628	855,939

Netherlands (4.3%)
ASML Holding NV	30,695	1,101,979
European Aeronautic Defence and Space Co. NV (a)	16,237	564,609
ING Groep NV *	137,296	1,483,549
Koninklijke DSM NV	6,344	361,118
Reed Elsevier NV (a)	11,636	155,494
Royal Dutch Shell PLC, Class A (c)	89,743	3,291,614
Royal Dutch Shell PLC, Class B	30,000	1,102,809

		8,061,172

Norway (2.1%)
Orkla ASA	179,164	1,687,056
Statoil ASA *	89,279	2,206,978

		3,894,034

Portugal (0.5%)
EDP - Energias de Portugal SA	247,995	862,352

Singapore (1.4%)
Jardine Cycle & Carriage, Ltd.	194	7,792
Neptune Orient Lines, Ltd. (a)	721,000	862,254
Oversea-Chinese Banking Corp., Ltd.	76,000	628,021
Singapore Telecommunications, Ltd.	222,000	613,952
United Overseas Bank, Ltd.	34,000	577,444

		2,689,463

Spain (2.9%)
Banco Santander SA (a)	56,804	597,878
CaixaBank	138,614	803,270
Fomento de Construcciones y Contratas SA (a)	25,818	711,166
Inditex SA	6,753	612,671
Repsol YPF SA (a)	67,712	2,142,930
Telefonica SA	27,659	618,007

		5,485,922

Sweden (2.7%)
Atlas Copco AB, Class A	22,562	534,697
Boliden AB *	92,502	1,605,560
Industrivarden AB, Class C	1,872	28,059
Nordea Bank AB	71,820	765,986
Skandinaviska Enskilda Banken AB (a)	126,428	966,788
Swedbank AB, Class A	63,924	1,123,755

		5,024,845

Switzerland (8.4%)
ABB, Ltd. *	35,474	855,468
Cie Financiere Richemont SA, Class A	15,851	1,028,135
Lindt & Spruengli AG	182	943,117
Lonza Group AG	2,017	172,344
Nestle SA *	28,547	1,822,612
Novartis AG (c)	65,789	4,054,084
Roche Holding AG	803	144,470
Swatch Group AG (The)	1,800	979,302
UBS AG *	10,269	171,052
Wolseley PLC	61,551	1,833,748
Xstrata PLC	111,962	2,380,872
Zurich Financial Services AG *	5,738	1,369,888

		15,755,092

Total Foreign Stocks		175,242,092

Investment Companies (7.2%)
United States (7.2%)
iShares MSCI EAFE Index Fund (a)	4,100	240,465
State Street Navigator Securities Lending Portfolio (d)	13,237,888	13,237,888

		13,478,353

Total Investment Companies		13,478,353

Continued

International Equity
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Investments in Affiliates (4.3%)
Fifth Third Institutional Money Market Fund (b)	8,079,211	$8,079,211

Total Investments in Affiliates		8,079,211

Total Investments (Cost $182,646,271) - 105.0%		196,799,656

Liabilities in excess of other assets - (5.0)%		(9,399,891)

NET ASSETS - 100.0%		$187,399,765

Notes to Schedules of Investments

*	Non-income producing security.

(a)	All or part of this security was on loan.

(b)	Investment is in Institutional Shares of underlying fund.

(c)	All or part of this security has been designated as collateral for futures contracts.

(d)	Represents investments of cash collateral received in connection with securities lending.

At July 31, 2011, International Equity’s industry investment concentrations (unaudited), as a percentage of net assets, were as follows:

Aerospace & Defense	0.3%
Air Freight & Logistics	0.5%
Airlines	1.6%
Auto Components	0.9%
Automobiles	2.0%
Beverages	0.4%
Building Products	0.7%
Capital Markets	1.0%
Chemicals	2.6%
Commercial Banks	11.4%
Commercial Services & Supplies	0.7%
Construction & Engineering	2.9%
Containers & Packaging	0.2%
Distributors	— ^
Diversified Financial Services	1.1%
Diversified Telecommunication Services	2.3%
Electric Utilities	2.4%
Electrical Equipment	0.8%
Electronic Equipment, Instruments & Components	1.5%
Energy Equipment & Services	0.1%
Fifth Third Funds	4.3%
Food & Staples Retailing	3.9%
Food Products	1.5%
Health Care Equipment & Supplies	1.1%
Health Care Providers & Services	0.2%
Hotels, Restaurants & Leisure	2.8%
Household Durables	0.5%
IT Services	— ^
Industrial Conglomerates	2.1%
Insurance	3.8%
International Equity	0.1%
Internet & Catalog Retail	0.1%
Investment Companies	7.0%
Leisure Equipment & Products	0.1%
Life Sciences Tools & Services	0.1%
Machinery	1.6%
Marine	0.7%
Media	1.0%
Metals & Mining	8.0%
Multi-Utilities	1.2%
Multiline Retail	0.1%
Office Electronics	— ^
Oil, Gas & Consumable Fuels	8.5%
Paper & Forest Products	0.8%
Personal Products	1.5%
Pharmaceuticals	7.9%
Real Estate Management & Development	1.8%
Road & Rail	1.1%
Semiconductors & Semiconductor Equipment	1.9%
Software	0.4%
Specialty Retail	0.3%
Textiles, Apparel & Luxury Goods	1.8%
Tobacco	2.2%
Trading Companies & Distributors	1.0%
Wireless Telecommunication Services	2.2%

^ Amount is less than 0.05%.

See notes to schedules of investments and notes to financial statements.

Strategic Income
Schedule of Investments
July 31, 2011

	Principal
	Amount	Value

Asset-Backed Securities (2.4%)
Automobile Sequential (0.5%)
Capital Auto Receivables Asset Trust, Series 2008-CPA, Class A1, 1.04%, 1/15/13 (a) (b)	$319,919	$320,593
Honda Auto Receivables Owner Trust, Series 2009-3, Class A3, 2.31%, 5/15/13	124,767	125,676
Hyundai Auto Receivables Trust, Series 2009-A, Class A3, 2.03%, 8/15/13	301,649	303,642

		749,911

Credit Card Bullet (0.6%)
1st Financial Bank USA, Series 2010-A, Class A, 3.00%, 4/17/17 (b)	1,000,000	994,980

Manufactured Housing ABS Other (0.6%)
Mid-State Trust, Series 2005-1, Class M2, 7.08%, 1/15/40	979,043	965,965

Other ABS (0.7%)
Aircastle Aircraft Lease Backed Trust, Series 2006-1A, Class G1, 0.46%, 6/20/31 (a) (b)	1,290,086	1,173,979

Total Asset-Backed Securities		3,884,835

Corporate Bonds (20.3%)
Advertising Agencies (0.7%)
Interpublic Group of Cos., Inc. (The), 6.25%, 11/15/14	1,000,000	1,112,500

Auto/Truck Parts & Equipment-Original (1.5%)
BorgWarner, Inc., 5.75%, 11/1/16	1,000,000	1,109,481
Lear Corp., 7.88%, 3/15/18, (Callable 3/15/14 @ 103.938)	1,194,000	1,288,027

		2,397,508

Cable/Satellite TV (0.7%)
DIRECTV Holdings LLC, 5.20%, 3/15/20	1,000,000	1,092,561

Diversified Banks (1.1%)
JP Morgan Chase & Co., Series 1, 7.90%, 4/30/18 (a) (f)	1,700,000	1,822,230

Diversified Financial Services (0.7%)
General Electric Capital Corp., 6.88%, 1/10/39	1,000,000	1,160,901

Electric-Generation (0.4%)
Sithe/Independence Funding Corp., Series A, 9.00%, 12/30/13	551,217	595,987

Electric-Integrated (0.6%)
NextEra Energy Capital Holdings, Inc., 6.65%, 6/15/67, (Callable 6/15/17 @ 100) (a) (d)	1,000,000	997,500

Enterprise Software/Services (0.6%)
CA, Inc., 5.38%, 12/1/19	850,000	927,389

Finance-Other Services (0.5%)
Cullen/Frost Capital Trust II, 1.80%, 3/1/34, (Callable 8/29/11 @ 100) (a)	1,000,000	811,046

Food-Miscellaneous/Diversified (0.7%)
Kraft Foods, Inc., 4.13%, 2/9/16	1,000,000	1,088,714

Linen Supply & Related Items (0.6%)
Cintas Corp. No 2, 4.30%, 6/1/21	1,000,000	1,032,090

Machinery-Construction & Mining (0.4%)
Joy Global, Inc., 6.00%, 11/15/16	625,000	714,701

Medical-Biomedical/Genetics (0.3%)
Amgen, Inc., 3.45%, 10/1/20	500,000	492,141

Medical-Outpatient/Home Medical (0.6%)
Apria Healthcare Group, Inc., 11.25%, 11/1/14, (Callable 11/1/11 @ 105.625)	1,000,000	1,025,000

Money Center Banks (0.6%)
Deutsche Bank Trust Corp., 7.25%, 10/15/11	1,000,000	1,013,082

Multi-line Insurance (0.3%)
American Financial Group, Inc., 9.88%, 6/15/19	375,000	475,229

Networking Products (0.7%)
Cisco Systems, Inc., 5.90%, 2/15/39	1,000,000	1,107,016

Oil & Gas Exploration & Production (0.6%)
Chesapeake Energy Corp., 6.13%, 2/15/21	1,000,000	1,045,000

Real Estate Investment Trusts (1.2%)
HCP, Inc., 6.70%, 1/30/18	850,000	972,085
Realty Income Corp., 6.75%, 8/15/19	900,000	1,051,354

		2,023,439

Reinsurance (0.4%)
Berkshire Hathaway, Inc., 3.20%, 2/11/15	690,000	730,388

Retail-Drug Store (0.3%)
CVS Pass-Through Trust, 7.77%, 1/10/12 (b)	535,239	549,289

Retail-Office Supplies (0.6%)
Staples, Inc., 9.75%, 1/15/14	850,000	1,011,236

Retail-Regional Department Store (1.4%)
Macy’s Retail Holdings, Inc., 5.35%, 3/15/12	850,000	869,131
Macy’s Retail Holdings, Inc., 6.65%, 7/15/24	1,250,000	1,450,954

		2,320,085

Continued

Strategic Income
Schedule of Investments, continued
July 31, 2011

	Principal
	Amount		Value

Corporate Bonds, continued
Semiconductor Components-Integrated Circuits (0.6%)
Analog Devices, Inc., 3.00%, 4/15/16		$1,000,000	$1,041,469

Semiconductor Equipment (0.7%)
KLA-Tencor Corp., 6.90%, 5/1/18		1,000,000	1,150,544

Steel-Producers (0.6%)
AK Steel Corp., 7.63%, 5/15/20, (Callable 5/15/15 @ 103.813)		1,000,000	1,022,500

Super-Regional Banks-U.S. (1.9%)
Capital One Capital V, 10.25%, 8/15/39		400,000	423,200
Capital One Capital VI, 8.88%, 5/15/40		400,000	418,751
PNC Financial Services Group, Inc., 6.75%, 8/1/21 (a) (f)		1,800,000	1,796,112
PNC Financial Services Group, Inc., 8.25%, 5/21/13 (a) (f)		500,000	531,110

			3,169,173

Wireless Equipment (1.0%)
American Tower Corp., 4.50%, 1/15/18		1,500,000	1,561,192

Total Corporate Bonds			33,489,910

Foreign Bonds (8.5%)
Diversified Operations (0.3%)
Hutchison Whampoa International, Ltd., 6.50%, 2/13/13 (b)		486,000	521,758

Electric-Integrated (0.8%)
Scottish & Southern Energy PLC, 5.45%, 10/1/15 (a) (f)	GBP	875,000	1,425,498

Gold Mining (0.6%)
AngloGold Ashanti Holdings PLC, 5.38%, 4/15/20		$1,000,000	1,007,654

Multi-line Insurance (0.5%)
AXA SA, 6.46%, 12/14/18 (a) (b) (f)		1,000,000	830,000

Oil & Gas Exploration & Production (0.6%)
Gaz Capital SA for Gazprom, 7.51%, 7/31/13 (b)		850,000	932,875

Sovereign (5.4%)
Brazil, Federal Republic, Series F, 10.00%, 1/1/12	BRL	1,660,000	1,058,643
Brazil, Federal Republic, Series F, 10.00%, 1/1/14		1,870,000	1,135,800
New Zealand Government Bond, 6.00%, 12/15/17	NZD	4,300,000	4,070,878
Poland Government Bond, 5.00%, 4/25/16	PLN	7,500,000	2,662,090

			8,927,411

Special Purpose Banks (0.3%)
Export-Import Bank of Korea, 8.13%, 1/21/14		$425,000	485,628

Total Foreign Bonds			14,130,824

Mortgage-Backed Securities (7.5%)
CMBS Other (2.0%)
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49		1,443,000	1,584,160
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A7, 5.32%, 6/10/36 (a)		875,000	943,487
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A3, 4.60%, 8/10/38		101,424	101,375
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A4, 5.62%, 7/12/34		683,367	695,493

			3,324,515

CMBS Subordinated (0.6%)
Morgan Stanley Capital I, Series 2003-IQ6, Class C, 5.10%, 12/15/41 (a) (b)		1,000,000	1,014,040

U.S. Government Agencies (2.7%)
Fannie Mae, 2.70%, 7/1/18 (a)		69,117	69,642
Fannie Mae, 5.50%, 10/1/35		527,663	575,953
Freddie Mac, 2.59%, 10/1/32 (a)		110,923	111,636
Freddie Mac, 6.50%, 9/1/22 (d)		346,830	380,832
Freddie Mac, 6.50%, 8/1/37		369,358	415,293
Government National Mortgage Association, IO, 1.13%, 10/16/44 (a) (e)		19,951,545	1,446,232
Government National Mortgage Association, IO, 1.27%, 8/16/46 (a) (e)		18,728,833	1,482,765

			4,482,353

WL Collateral CMO Other (0.8%)
Bear Stearns Asset Backed Securities Trust, Series 2003-AC7, Class A2, 5.75%, 1/25/34 (g)		356,838	368,779
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5, Class 4A1, 2.96%, 4/20/35 (a)		219,329	166,671
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 2A, 2.35%, 12/25/32 (a)		17,202	16,914
Wells Fargo Mortgage Backed Securities Trust, Series 2004-X, Class 1A5, 4.83%, 11/25/34 (a)		802,208	765,153

			1,317,517

WL Collateral CMO Sequential (1.0%)
Countrywide Alternative Loan Trust, Series 2004-30CB, Class 3A1, 5.00%, 2/25/20		673,425	674,238
Residential Accredit Loans, Inc., Series 2004-QS6, Class A1, 5.00%, 5/25/19		923,283	917,011

			1,591,249

Continued

Strategic Income
Schedule of Investments, continued
July 31, 2011

	Principal
	Amount	Value

Mortgage-Backed Securities, continued
WL Collateral PAC (0.4%)
Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A1, 5.50%, 3/25/36	$636,335	$634,855

Total Mortgage-Backed Securities		12,364,529

Municipal Bonds (0.9%)
Puerto Rico (0.9%)
Government Development Bank for Puerto Rico, Series B, 3.67%, 5/1/14	1,500,000	1,519,515

Total Municipal Bonds		1,519,515

U.S. Treasury Obligations (0.5%)
U.S. Treasury Bonds (0.5%)
4.38%, 5/15/40	750,000	781,642

Total U.S. Treasury Obligations		781,642

	Shares

Common Stocks (9.5%)
Diversified Telecommunication Services (0.9%)
BCE, Inc.	41,428	1,581,307

Electric Utilities (0.7%)
Progress Energy, Inc.	20,411	954,010
Southern Co.	4,640	183,466

		1,137,476

Gas Utilities (0.8%)
Oneok, Inc.	17,912	1,303,814

Multi-Utilities (0.5%)
Wisconsin Energy Corp.	24,910	763,491

Pharmaceuticals (1.5%)
Novartis AG, ADR *	13,500	826,200
Pfizer, Inc.	86,768	1,669,416

		2,495,616

Real Estate Investment Trusts (3.7%)
Annaly Capital Management, Inc.	98,601	1,654,525
Chimera Investment Corp.	465,000	1,432,200
Hospitality Properties Trust	35,000	883,750
Starwood Property Trust, Inc.	109,000	2,114,600

		6,085,075

Tobacco (1.4%)
Altria Group, Inc.	25,350	666,705
Philip Morris International, Inc.	22,415	1,595,276

		2,261,981

Total Common Stocks		15,628,760

Investment Companies (5.6%)
American Income Fund, Inc.	135,400	1,060,182
Eaton Vance Tax-Advantaged Dividend Income Fund	23,600	389,636
Invesco Van Kampen Senior Income Trust	152,000	720,480
iShares Barclays Aggregate Bond Fund	26,000	2,812,680
iShares S&P U.S. Preferred Stock Index Fund	109,000	4,218,300

Total Investment Companies		9,201,278

Convertible Preferred Stocks (4.2%)
Commercial Banks (1.0%)
Wells Fargo & Co., Series L, 7.50%	1,490	1,581,933

Electric-Integrated (0.6%)
NextEra Energy, Inc., 8.38%	20,000	1,021,000

Insurance (0.9%)
XL Group PLC, 10.75%	55,750	1,515,285

Metals & Mining (0.5%)
Molycorp, Inc., Series A, 5.50%	7,600	910,176

Oil, Gas & Consumable Fuels (1.2%)
Apache Corp., Series D, 6.00%	29,995	1,953,874

Total Convertible Preferred Stocks		6,982,268

Preferred Stocks (33.5%)
Cable/Satellite TV (0.8%)
Comcast Corp., Series B, 7.00%	50,000	1,269,500

Capital Markets (1.4%)
Ameriprise Financial, Inc., 7.75%	35,000	961,800
Goldman Sachs Group, Inc. (The), Series A, 3.75%	67,500	1,379,025

		2,340,825

Cellular Telecom (0.7%)
United States Cellular Corp., 6.95%	46,700	1,187,581

Closed-end Funds (0.7%)
Source Capital, Inc., 2.40%	35,600	1,219,300

Commercial Banks (0.7%)
HSBC USA, Inc., Series G, 4.00%	26,500	631,760
U.S. Bancorp, Series B, 3.50%	20,000	450,200

		1,081,960

Commercial Banks Non-U.S. (1.4%)
Lloyds Banking Group PLC, 7.75% (d)	87,000	2,277,660

Commercial Banks-Southern U.S. (1.1%)
BB&T Capital Trust VI, 9.60%	6,000	157,800
BB&T Capital Trust VII, 8.10%	40,000	1,026,000
First Tennessee Bank NA, 3.75%	1,000	656,563

		1,840,363

Diversified Financial Services (1.5%)
Citigroup Capital VII, 7.13%	74,225	1,863,790
Citigroup Capital XIII, 7.88%	20,000	541,400

		2,405,190

Continued

Strategic Income
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Preferred Stocks, continued
Diversified Financial Services (0.5%)
ING Groep NV, 8.50%	32,000	$804,800

Electric Utilities (0.1%)
American Electric Power Co., Inc., 8.75%	5,359	149,891

Electric-Integrated (2.2%)
Entergy Louisiana LLC, 5.88%	20,000	519,800
SCANA Corp., 7.70%	5,880	163,170
Southern California Edison Co., 5.74% (d)	21,150	2,122,402
Xcel Energy, Inc., 7.60%	33,000	890,670

		3,696,042

Finance-Credit Card (0.6%)
MBNA Capital, Series D, 8.13%	40,466	1,017,315

Finance-Investment Banker/Broker (2.2%)
Credit Suisse, Ltd., 7.90%	51,800	1,370,110
JP Morgan Chase Capital XXIX, 6.70%	32,300	820,420
Merrill Lynch Preferred Capital Trust III, 7.00%	24,800	593,464
Morgan Stanley Capital Trust VIII, 6.45%	33,100	795,724

		3,579,718

Finance-Mortgage Loan/Banker (0.4%)
Countrywide Capital IV, 6.75%	26,500	641,300

Financial Guarantee Insurance (0.7%)
Assured Guaranty Municipal Holdings, Inc., 6.25%	50,000	1,140,000

Independent Power Producers & Energy Traders (0.4%)
Constellation Energy Group, Inc., Series A, 8.63%	23,000	623,070

Insurance (3.5%)
Aegon NV, Series 1, 4.00%	7,550	151,906
Endurance Specialty Holdings, Ltd., Series B, 7.50%	100,250	2,521,287
MetLife, Inc., Series A, 4.00%	48,000	1,178,400
MetLife, Inc., Series B, 6.50%	40,000	999,600
RenaissanceRe Holdings, Ltd., Series D, 6.60%	36,861	917,839

		5,769,032

Investment Management/Advisor Services (0.6%)
Deutsche Bank Contingent Capital Trust III, 7.60%	36,000	908,640

Life/Health Insurance (0.2%)
AAG Holding Co., Inc., 7.25%	15,200	381,216

Multi-line Insurance (1.0%)
Allianz SE, 8.38%	30,000	783,750
American Financial Group, Inc., 7.00%	36,000	912,600

		1,696,350

Multimedia (0.9%)
Viacom, Inc., 6.85%	60,000	1,512,600

Office Automation & Equipment (0.5%)
Pitney Bowes International Holdings, Inc., Series F, 6.13% (d)	850	838,313

Real Estate Investment Trusts (6.6%)
CBL & Associates Properties, Inc., Series D, 7.38%	25,500	626,280
CommonWealth, Series E, 7.25%	20,000	488,200
Duke Realty Corp., Series L, 6.60%	36,500	879,650
Duke Realty Corp., Series M, 6.95%	21,992	545,622
Equity Residential, Series N, 6.48%	51,350	1,292,479
Harris Preferred Capital Corp., Series A, 7.38%	31,800	801,996
Kimco Realty Corp., Series H, 6.90%	70,000	1,781,500
Public Storage, Series L, 6.75%	19,459	487,448
Public Storage, Series M, 6.63%	40,000	1,016,400
Public Storage, Series P, 6.50%	37,000	954,600
Vornado Realty L.P., 7.88% (d)	48,775	1,297,415
Vornado Realty Trust, Series J, 6.88%	26,000	662,480

		10,834,070

Special Purpose Entity (1.0%)
Corporate-Backed Trust Certificates, 6.25%	80,500	1,635,410

Super-Regional Banks-U.S. (1.4%)
National City Capital Trust III, 6.63%	20,000	508,200
USB Capital XII, 6.30%	40,000	1,008,800
Wells Fargo Capital XII, 7.88%	30,000	765,000

		2,282,000

Telephone-Integrated (0.8%)
Telephone & Data Systems, Inc., 6.88%	52,000	1,306,240

Television (0.6%)
CBS Corp., 6.75%	42,000	1,062,600

Transportation-Marine (1.0%)
Seaspan Corp., Series C, 9.50%	63,050	1,713,069

Total Preferred Stocks		55,214,055

Investments in Affiliates (7.0%)
Fifth Third Institutional Money Market Fund (c)	11,533,796	11,533,796

Total Investments in Affiliates		11,533,796

Total Investments (Cost $158,568,629) - 99.9%		164,731,412

Other assets in excess of liabilities - 0.1%		128,879

NET ASSETS - 100.0%		$164,860,291

Continued

Strategic Income
Schedule of Investments, continued
July 31, 2011

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Variable rate security. Rate presented represents rate in effect at July 31, 2011.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)	Investment is in Institutional Shares of underlying fund.

(d)	All or part of this security has been designated as collateral for futures contracts and forward foreign currency contracts.

(e)	Illiquid Securities.

(f)	Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

(g)	Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

The following abbreviations are used in the Schedule of Investments:
ABS - Asset-Backed Security
ADR - American Depositary Receipt
BRL – Brazilian Real
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
GBP - British Pound
IO - Interest Only
NZD - New Zealand Dollar
PLN - Polish Zloty
PAC - Planned Amortization Class
WL - Whole Loan

At July 31, 2011, Strategic Income’s investments were in the following countries:

Country

Bermuda	2.1%
Brazil	1.3%
Canada	1.0%
Cayman Islands	0.3%
France	0.5%
Germany	0.5%
Great Britain	2.3%
Ireland	0.9%
Isle Of Man	0.6%
Luxembourg	0.6%
Marshall Island	1.0%
Netherlands	0.6%
New Zealand	2.5%
Poland	1.6%
Puerto Rico	0.9%
South Korea	0.3%
Switzerland	1.3%
United States	81.7%

Total	100.0%

See notes to schedules of investments and notes to financial statements.

LifeModel Aggressive SM
Schedule of Investments
July 31, 2011

	Shares	Value

Investments in Affiliates (a) (100.2%)
Fifth Third All Cap Value Fund	658,163	$10,484,530
Fifth Third Disciplined Large Cap Value Fund	1,704,378	18,339,106
Fifth Third Institutional Money Market Fund	424,185	424,185
Fifth Third International Equity Fund	1,905,266	16,080,447
Fifth Third Mid Cap Growth Fund *	929,734	11,054,536
Fifth Third Quality Growth Fund	1,074,445	18,319,289
Fifth Third Short Term Bond Fund	128,406	1,230,134
Fifth Third Small Cap Growth Fund *	565,995	5,099,618
Fifth Third Small Cap Value Fund	264,840	5,209,405
Fifth Third Strategic Income Fund	233,494	2,449,353
Fifth Third Structured Large Cap Plus Fund	1,517,590	18,848,462
Fifth Third Total Return Bond Fund	130,128	1,210,185

Total Investments in Affiliates		108,749,250

Total Investments (Cost $97,827,497) - 100.2%		108,749,250

Liabilities in excess of other assets - (0.2)%		(197,173)

NET ASSETS - 100.0%		$108,552,077

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

See notes to schedules of investments and notes to financial statements.

LifeModel Moderately Aggressive SM
Schedule of Investments
July 31, 2011

	Shares	Value

Investments in Affiliates (a) (100.2%)
Fifth Third All Cap Value Fund	853,890	$13,602,464
Fifth Third Disciplined Large Cap Value Fund	2,177,305	23,427,801
Fifth Third Institutional Money Market Fund	1,112,252	1,112,253
Fifth Third International Equity Fund	2,511,591	21,197,827
Fifth Third Mid Cap Growth Fund *	1,180,770	14,039,354
Fifth Third Quality Growth Fund	1,408,715	24,018,600
Fifth Third Short Term Bond Fund	1,240,568	11,884,638
Fifth Third Small Cap Growth Fund *	715,438	6,446,098
Fifth Third Small Cap Value Fund	334,443	6,578,495
Fifth Third Strategic Income Fund	583,735	6,123,383
Fifth Third Structured Large Cap Plus Fund	1,858,696	23,085,000
Fifth Third Total Return Bond Fund	3,211,376	29,865,795

Total Investments in Affiliates		181,381,708

Total Investments (Cost $162,610,631) - 100.2%		181,381,708

Liabilities in excess of other assets - (0.2)%		(381,792)

NET ASSETS - 100.0%		$180,999,916

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

See notes to schedules of investments and notes to financial statements.

LifeModel Moderate SM
Schedule of Investments
July 31, 2011

	Shares	Value

Investments in Affiliates (a) (100.1%)
Fifth Third All Cap Value Fund	817,607	$13,024,473
Fifth Third Disciplined Large Cap Value Fund	2,109,775	22,701,181
Fifth Third Institutional Money Market Fund	822,470	822,470
Fifth Third International Equity Fund	2,451,900	20,694,038
Fifth Third Mid Cap Growth Fund *	1,108,731	13,182,813
Fifth Third Quality Growth Fund	1,356,520	23,128,674
Fifth Third Short Term Bond Fund	2,952,649	28,286,373
Fifth Third Small Cap Growth Fund *	668,784	6,025,741
Fifth Third Small Cap Value Fund	312,385	6,144,618
Fifth Third Strategic Income Fund	1,232,107	12,924,801
Fifth Third Structured Large Cap Plus Fund	1,766,946	21,945,472
Fifth Third Total Return Bond Fund	8,211,169	76,363,876

Total Investments in Affiliates		245,244,530

Total Investments (Cost $227,534,855) - 100.1%		245,244,530

Liabilities in excess of other assets - (0.1)%		(151,199)

NET ASSETS - 100.0%		$245,093,331

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

See notes to schedules of investments and notes to financial statements.

LifeModel Moderately Conservative SM
Schedule of Investments
July 31, 2011

	Shares	Value

Investments in Affiliates (a) (99.5%)
Fifth Third All Cap Value Fund	147,922	$2,356,400
Fifth Third Disciplined Large Cap Value Fund	374,034	4,024,603
Fifth Third Institutional Money Market Fund	286,357	286,357
Fifth Third International Equity Fund	443,475	3,742,931
Fifth Third Mid Cap Growth Fund *	207,807	2,470,820
Fifth Third Quality Growth Fund	241,816	4,122,957
Fifth Third Short Term Bond Fund	764,782	7,326,607
Fifth Third Small Cap Growth Fund *	124,114	1,118,268
Fifth Third Small Cap Value Fund	58,016	1,141,184
Fifth Third Strategic Income Fund	263,727	2,766,499
Fifth Third Structured Large Cap Plus Fund	286,683	3,560,608
Fifth Third Total Return Bond Fund	2,260,219	21,020,033

Total Investments in Affiliates		53,937,267

Total Investments (Cost $49,879,705) - 99.5%		53,937,267

Other assets in excess of liabilities - 0.5%		268,843

NET ASSETS - 100.0%		$54,206,110

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

See notes to schedules of investments and notes to financial statements.

LifeModel Conservative SM
Schedule of Investments
July 31, 2011

	Shares	Value

Investments in Affiliates (a) (99.3%)
Fifth Third All Cap Value Fund	53,566	$853,307
Fifth Third Disciplined Large Cap Value Fund	142,439	1,532,643
Fifth Third Institutional Money Market Fund	665,818	665,818
Fifth Third International Equity Fund	167,340	1,412,349
Fifth Third Mid Cap Growth Fund *	71,606	851,396
Fifth Third Quality Growth Fund	92,558	1,578,112
Fifth Third Short Term Bond Fund	745,148	7,138,520
Fifth Third Small Cap Growth Fund *	44,756	403,251
Fifth Third Small Cap Value Fund	20,360	400,482
Fifth Third Strategic Income Fund	189,823	1,991,241
Fifth Third Structured Large Cap Plus Fund	110,596	1,373,599
Fifth Third Total Return Bond Fund	2,199,218	20,452,731

Total Investments in Affiliates		38,653,449

Total Investments (Cost $37,760,691) - 99.3%		38,653,449

Other assets in excess of liabilities - 0.7%		261,927

NET ASSETS - 100.0%		$38,915,376

Notes to Schedule of Investments

*	Non-income producing security.

(a)	Investment is in Institutional Shares of underlying fund.

See notes to schedules of investments and notes to financial statements.

High Yield Bond
Schedule of Investments
July 31, 2011

	Principal
	Amount	Value

Convertible Bonds (0.4%)
Building Products-Cement & Aggregate (0.4%)
US Concrete, Inc., 9.50%, 8/31/15 (b)	$201,000	$239,692

Total Convertible Bonds		239,692

Corporate Bonds (89.8%)
Aerospace & Defense (1.6%)
BE Aerospace, Inc., 8.50%, 7/1/18, (Callable 7/1/13 @ 104.25)	196,000	216,335
TransDigm, Inc., 7.75%, 12/15/18, (Callable 12/15/14 @ 103.875) (b)	750,000	798,750

		1,015,085

Airlines (0.6%)
American Airlines Pass Through Trust, Series 2009-1A, 10.38%, 7/2/19 (c)	207,434	239,587
Continental Airlines 2003-ERJ1 Pass Through Trust, Series RJO3, 7.88%, 1/2/20	151,892	150,373

		389,960

Athletic Equipment (1.0%)
Icon Health & Fitness, 11.88%, 10/15/16, (Callable 10/15/13 @ 105.938) (b)	621,000	639,630

Auto/Truck Parts & Equipment-Original (3.5%)
Accuride Corp., 9.50%, 8/1/18, (Callable 8/1/14 @ 104.75) (c)	165,000	176,138
Cooper-Standard Automotive, Inc., 8.50%, 5/1/18, (Callable 5/1/14 @ 104.25)	245,000	260,006
Lear Corp., 7.88%, 3/15/18, (Callable 3/15/14 @ 103.938)	89,000	96,009
Tenneco, Inc., 6.88%, 12/15/20, (Callable 12/15/15 @ 103.438) (c)	166,000	171,810
Tomkins LLC/Tomkins, Inc., 9.00%, 10/1/18, (Callable 10/1/14 @ 104.5) (b)	257,000	280,772
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.63%, 9/1/17, (Callable 9/1/14 @ 105.313) (b)	335,000	360,125
Visteon Corp., 6.75%, 4/15/19, (Callable 4/15/14 @ 105.063) (b) (c)	900,000	882,000

		2,226,860

Auto/Truck Parts & Equipment-Replacement (1.0%)
Exide Technologies, 8.63%, 2/1/18, (Callable 2/1/15 @ 104.313) (b) (c)	633,000	645,660

Auto-Cars/Light Trucks (0.7%)
Chrysler Group LLC/CG Co-Issuer, Inc., 8.25%, 6/15/21, (Callable 6/15/16 @ 104.125) (b) (c)	440,000	431,200

Broadcast Service/Program (0.6%)
Fisher Communications, Inc., 8.63%, 9/15/14, (Callable 8/29/11 @ 102.875) (c)	374,000	381,480

Continued

High Yield Bond
Schedule of Investments, continued
July 31, 2011

	Pricipal
	Amount	Value

Corporate Bonds, continued
Building & Construction Products-Miscellaneous (1.2%)
Gibraltar Industries, Inc., Series B, 8.00%, 12/1/15, (Callable 8/29/11 @ 104) (c)	$750,000	$761,250

Building-Heavy Construction (1.0%)
Tutor Perini Corp., 7.63%, 11/1/18, (Callable 11/1/14 @ 103.813) (b) (c)	650,000	625,625

Building-Residential/Commercial (2.3%)
Meritage Homes Corp., 7.15%, 4/15/20	1,025,000	1,012,187
Pulte Group, Inc., 6.38%, 5/15/33	539,000	439,285

		1,451,472

Cable/Satellite TV (4.6%)
Cablevision Systems Corp., 8.00%, 4/15/20 (c)	250,000	273,750
Cablevision Systems Corp., 8.63%, 9/15/17 (b)	350,000	386,750
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21, (Callable 4/30/15 @ 104.875) (c)	239,000	238,402
CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19, (Callable 1/15/14 @ 105.25)	59,000	61,360
CCO Holdings LLC/CCO Holdings Capital Corp., 7.88%, 4/30/18, (Callable 4/30/13 @ 105.906) (c)	344,000	369,800
CCO Holdings LLC/CCO Holdings Capital Corp., 8.13%, 4/30/20, (Callable 4/30/15 @ 104.063) (c)	215,000	235,963
Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.63%, 11/15/17, (Callable 11/15/12 @ 106.469) (b)	640,000	680,800
DISH DBS Corp., 7.88%, 9/1/19 (c)	309,000	339,514
Insight Communications Co., Inc., 9.38%, 7/15/18, (Callable 7/15/13 @ 107.031) (b)	352,000	381,480

		2,967,819

Capacitors (1.0%)
Kemet Corp., 10.50%, 5/1/18, (Callable 5/1/14 @ 105.25)	597,000	661,178

Cellular Telecom (1.9%)
Cricket Communications, Inc., 7.75%, 10/15/20, (Callable 10/15/15 @ 103.875) (c)	112,000	111,160
MetroPCS Wireless, Inc., 7.88%, 9/1/18, (Callable 9/1/14 @ 103.938) (c)	233,000	247,854
NII Capital Corp., 7.63%, 4/1/21, (Callable 4/1/16 @ 103.813)	792,000	831,600

		1,190,614

Chemicals-Diversified (0.3%)
Lyondell Chemical Co., 8.00%, 11/1/17, (Callable 5/1/13 @ 106) (b)	178,000	201,140

Chemicals-Plastics (0.2%)
PolyOne Corp., 7.38%, 9/15/20, (Callable 9/15/15 @ 103.688) (c)	106,000	112,890

Coal (2.2%)
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50%, 12/15/19, (Callable 12/15/14 @ 104.25)	304,000	328,700
Consol Energy, Inc., 8.00%, 4/1/17, (Callable 4/1/14 @ 104)	106,000	116,865
Consol Energy, Inc., 8.25%, 4/1/20, (Callable 4/1/15 @ 104.125)	106,000	117,925
Penn Virginia Resource Partners L.P./Penn Virginia Resource Finance Corp., 8.25%, 4/15/18, (Callable 4/15/14 @ 104.125)	841,000	874,640

		1,438,130

Commercial Banks-Eastern U.S. (1.4%)
CIT Group, Inc., 7.00%, 5/1/16, (Callable 1/1/12 @ 100)	859,000	861,147
CIT Group, Inc., 7.00%, 5/1/17, (Callable 1/1/12 @ 100) (c)	17,000	17,043

		878,190

Commercial Services (0.9%)
ARAMARK Holdings Corp., 8.63%, 5/1/16, (Callable 5/1/12 @ 102) (b) (c) (g)	360,000	370,800
PHH Corp., 9.25%, 3/1/16	216,000	236,520

		607,320

Construction Materials (0.5%)
Vulcan Materials Co., 7.50%, 6/15/21	350,000	351,086

Consulting Services (0.6%)
CoreLogic, Inc., 7.25%, 6/1/21, (Callable 6/1/16 @ 103.625) (b)	428,000	416,230

Consumer Products-Miscellaneous (1.5%)
Central Garden and Pet Co., 8.25%, 3/1/18, (Callable 3/1/14 @ 104.125)	327,000	336,810
Jarden Corp., 7.50%, 5/1/17 (c)	598,000	625,657

		962,467

Containers-Metal/Glass (0.2%)
BWAY Holding Co., 10.00%, 6/15/18, (Callable 6/15/14 @ 105)	100,000	109,500

Data Processing/Management (1.0%)
First Data Corp., 8.25%, 1/15/21, (Callable 1/15/16 @ 104.125) (b) (c)	243,000	238,140
First Data Corp., 8.88%, 8/15/20, (Callable 8/15/15 @ 104.438) (b)	331,000	354,170
First Data Corp., 9.88%, 9/24/15, (Callable 9/30/11 @ 104.938)	56,000	56,840

		649,150

Continued

High Yield Bond
Schedule of Investments, continued
July 31, 2011

	Principal
	Amount	Value

Corporate Bonds, continued
Diversified Banks (0.9%)
Ally Financial, Inc., 7.38%, 12/16/44 (i)	$18,226	$426,124
Ally Financial, Inc., 7.50%, 9/15/20	161,000	169,050

		595,174

Diversified Manufacturing Operations (1.6%)
Amsted Industries, Inc., 8.13%, 3/15/18, (Callable 3/15/14 @ 104.063) (b)	420,000	442,050
Griffon Corp., 7.13%, 4/1/18, (Callable 4/1/14 @ 105.344) (b)	261,000	260,348
Koppers, Inc., 7.88%, 12/1/19, (Callable 12/1/14 @ 103.938)	296,000	316,720

		1,019,118

Electric-Generation (1.0%)
AES Corp. (The), 7.38%, 7/1/21 (b) (c)	180,000	186,300
AES Corp. (The), 8.00%, 10/15/17	400,000	432,000

		618,300

Electric-Integrated (0.2%)
North American Energy Alliance LLC/North American Energy Alliance Finance Corp., 10.88%, 6/1/16, (Callable 6/1/13 @ 105.438) (b)	101,000	112,110

Food-Canned (1.0%)
Del Monte Foods Co., 7.63%, 2/15/19, (Callable 2/15/14 @ 103.813) (b) (c)	617,000	634,739

Food-Meat Products (1.3%)
JBS USA LLC/JBS USA Finance, Inc., 7.25%, 6/1/21, (Callable 6/1/15 @ 105.438) (b) (c)	868,000	857,150

Food-Retail (1.3%)
BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19, (Callable 2/15/15 @ 104.625) (b)	434,000	441,595
Ingles Markets, Inc., 8.88%, 5/15/17, (Callable 5/15/13 @ 104.438)	382,000	410,650

		852,245

Funeral Services & Related Items (1.6%)
Service Corp. International, 8.00%, 11/15/21	290,000	320,450
Stewart Enterprises, Inc., 6.50%, 4/15/19, (Callable 4/15/14 @ 104.875)	250,000	252,500
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, 10.25%, 12/1/17, (Callable 12/1/13 @ 105.125)	469,000	469,000

		1,041,950

Gas-Transportation (1.2%)
Sabine Pass Liquified Natural Gas L.P., 7.25%, 11/30/13	734,000	750,515

Home Furnishings (0.2%)
Sealy Mattress Co., 8.25%, 6/15/14, (Callable 8/29/11 @ 101.375) (c)	130,000	130,650

Independent Power Producer (1.7%)
Calpine Corp., 7.50%, 2/15/21, (Callable 11/1/15 @ 103.75) (b)	290,000	300,150
Calpine Corp., 7.88%, 1/15/23, (Callable 1/15/17 @ 103.938) (b) (c)	500,000	525,000
GenOn Energy, Inc., 7.63%, 6/15/14 (c)	85,000	88,400
NRG Energy, Inc., 7.88%, 5/15/21, (Callable 5/15/16 @ 103.938) (b)	182,000	183,365

		1,096,915

Industrial Automats/Robots (0.6%)
Liberty Tire Recycling, 11.00%, 10/1/16, (Callable 10/1/13 @ 105.5) (b)	390,000	417,300

Media (0.6%)
AMC Networks, Inc., 7.75%, 7/15/21, (Callable 7/15/16 @ 103.875) (b)	337,000	354,692

Machinery-Farm (0.7%)
Case New Holland, Inc., 7.88%, 12/1/17 (b)	400,000	453,000

Medical Instruments (0.4%)
Accellent, Inc., 8.38%, 2/1/17, (Callable 2/1/13 @ 106.281)	244,000	253,150

Medical Products (0.8%)
Universal Hospital Services, Inc., 3.78%, 6/1/15, (Callable 8/29/11 @ 100) (a)	525,000	496,125

Medical-Drugs (1.0%)
Aptalis Pharma, Inc., 12.75%, 3/1/16, (Callable 3/1/12 @ 106.375) (c)	350,000	378,438
Giant Funding Corp., 8.25%, 2/1/18, (Callable 2/1/14 @ 106.188) (b)	230,000	242,075

		620,513

Medical-Hospitals (2.7%)
Capella Healthcare, Inc., 9.25%, 7/1/17, (Callable 7/1/13 @ 106.938) (b)	736,000	778,320
CHS/Community Health Systems, Inc., 8.88%, 7/15/15, (Callable 8/29/11 @ 104.438) (c)	258,000	266,707
HCA, Inc., 6.50%, 2/15/20 (h)	692,000	702,380

		1,747,407

Medical-Outpatient/Home Medical (0.9%)
Apria Healthcare Group, Inc., 11.25%, 11/1/14, (Callable 11/1/11 @ 105.625) (b) (c)	564,000	578,100

Metal Processors & Fabricators (0.7%)
Dynacast International LLC/Dynacast Finance, Inc., 9.25%, 7/15/19, (Callable 7/15/15 @ 104.625) (b)	457,000	467,854

Continued

High Yield Bond
Schedule of Investments, continued
July 31, 2011

	Principal
	Amount	Value

Corporate Bonds, continued
Metal-Aluminum (0.8%)
Aleris International, Inc., 7.63%, 2/15/18, (Callable 2/15/14 @ 105.719) (b) (c)	$518,000	$525,770

Multi-line Insurance (0.6%)
MetLife, Inc., 10.75%, 8/1/39, (Callable 8/1/34 @ 100)	250,000	355,000

Multimedia (0.2%)
Entravision Communications Corp., 8.75%, 8/1/17, (Callable 8/1/13 @ 106.563)	120,000	125,400

Oil & Gas Exploration & Production (3.0%)
Berry Petroleum Co., 8.25%, 11/1/16, (Callable 11/1/11 @ 104.125) (c)	426,000	445,170
Chesapeake Energy Corp., 6.63%, 8/15/20	444,000	479,520
Hilcorp Energy I LP/Hilcorp Finance Co., 7.63%, 4/15/21, (Callable 10/1/15 @ 103.813) (b)	170,000	180,200
Newfield Exploration Co., 6.88%, 2/1/20, (Callable 2/1/15 @ 103.438) (c)	188,000	202,570
Petrohawk Energy Corp., 6.25%, 6/1/19, (Callable 6/1/15 @ 103.125) (b) (c)	540,000	625,725

		1,933,185

Oil Field Services (2.9%)
Basic Energy Services, Inc., 7.13%, 4/15/16, (Callable 8/29/11 @ 103.563)	457,000	464,997
Basic Energy Services, Inc., 7.75%, 2/15/19, (Callable 2/15/15 @ 103.875) (b)	293,000	300,325
Exterran Holdings, Inc., 7.25%, 12/1/18, (Callable 12/1/13 @ 105.438) (b)	700,000	710,500
Helix Energy Solutions Group, Inc., 9.50%, 1/15/16, (Callable 1/15/12 @ 104.75) (b)	356,000	373,800

		1,849,622

Oil Refining & Marketing (0.9%)
Coffeyville Resources LLC/Coffeyville Finance, Inc., 10.88%, 4/1/17, (Callable 4/1/13 @ 108.156) (b)	520,000	596,700

Paper & Related Products (b) (0.9%)
Longview Fibre Paper & Packaging, Inc., 8.00%, 6/1/16, (Callable 6/1/13 @ 104)	134,000	137,350
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.13%, 4/15/19, (Callable 10/15/14 @ 103.563)	400,000	389,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 8.50%, 10/15/16, (Callable 10/15/12 @ 103.875)	60,000	62,550

		588,900

Pharmacy Services (1.0%)
Omnicare, Inc., 7.75%, 6/1/20, (Callable 6/1/15 @ 103.875)	577,000	628,930

Pipelines (5.8%)
Atlas Pipeline Partners L.P., 8.75%, 6/15/18, (Callable 6/15/13 @ 104.375)	578,000	621,350
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 7.75%, 4/1/19, (Callable 4/1/15 @ 103.875) (b)	304,000	302,480
Crosstex Energy L.P./Crosstex Energy Finance Corp., 8.88%, 2/15/18, (Callable 2/15/14 @ 104.438)	350,000	380,625
Enterprise Products Operating LLC, 7.00%, 6/1/67, (Callable 6/1/17 @ 100) (a) (c)	550,000	552,750
Enterprise Products Operating LLC, Series A, 8.38%, 8/1/66, (Callable 8/1/16 @ 100) (a)	346,000	376,275
Genesis Energy L.P./Genesis Energy Finance Corp., 7.88%, 12/15/18, (Callable 12/15/14 @ 103.938) (b)	788,000	801,790
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 6.88%, 2/1/21, (Callable 2/1/16 @ 103.438) (b)	675,000	675,000

		3,710,270

Printing-Commercial (1.4%)
Cenveo Corp., 7.88%, 12/1/13, (Callable 8/29/11 @ 101.313) (c)	362,000	344,805
Cenveo Corp., 8.88%, 2/1/18, (Callable 2/1/14 @ 104.438) (b)	350,000	338,625
RR Donnelley & Sons Co., 7.25%, 5/15/18 (c)	61,000	62,830
RR Donnelley & Sons Co., 7.63%, 6/15/20 (c)	132,000	136,290

		882,550

Radio (0.1%)
Citadel Broadcasting Corp., 7.75%, 12/15/18, (Callable 12/15/14 @ 103.875) (b)	70,000	75,338

Real Estate Investment Trusts (2.0%)
MPT Operating Partnership L.P./MPT Finance Corp., 6.88%, 5/1/21, (Callable 5/1/16 @ 103.438) (b) (c)	723,000	708,540
Omega Healthcare Investors, Inc., 6.75%, 10/15/22, (Callable 10/15/15 @ 103.375)	600,000	610,500

		1,319,040

Recreational Centers (0.9%)
Equinox Holdings, Inc., 9.50%, 2/1/16, (Callable 2/1/13 @ 104.75) (b) (c)	540,000	572,400

Continued

High Yield Bond
Schedule of Investments, continued
July 31, 2011

	Principal
	Amount	Value

Corporate Bonds, continued
Retail-Automobile (0.9%)
Asbury Automotive Group, Inc., 7.63%, 3/15/17, (Callable 3/15/12 @ 103.813) (e)	$18,000	$17,955
Penske Automotive Group, Inc., 7.75%, 12/15/16, (Callable 12/15/11 @ 103.875)	548,000	572,660

		590,615

Retail-Mail Order (0.7%)
QVC, Inc., 7.50%, 10/1/19, (Callable 10/1/14 @ 103.75) (b)	419,000	461,948

Rubber-Tires (0.5%)
Goodyear Tire & Rubber Co. (The), 8.75%, 8/15/20 (c)	314,000	351,680

Satellite Telecom (b) (c) (0.1%)
EH Holding Corp., 6.50%, 6/15/19	63,000	64,811
EH Holding Corp., 7.63%, 6/15/21	17,000	17,510

		82,321

Special Purpose Entity (0.7%)
Holly Energy Partners LP/Holly Energy Finance Corp., 8.25%, 3/15/18, (Callable 3/15/14 @ 104.125) (b)	400,000	424,000

Steel Pipe & Tube (0.7%)
Mueller Water Products, Inc., 7.38%, 6/1/17, (Callable 6/1/12 @ 103.688) (c)	460,000	439,300

Steel-Producers (2.8%)
AK Steel Corp., 7.63%, 5/15/20, (Callable 5/15/15 @ 103.813) (c)	529,000	540,902
JMC Steel Group, 8.25%, 3/15/18, (Callable 3/15/14 @ 106.188) (b)	350,000	363,125
Steel Dynamics, Inc., 7.63%, 3/15/20, (Callable 3/15/15 @ 103.813) (b)	400,000	429,000
United States Steel Corp., 7.38%, 4/1/20 (c)	425,000	441,469

		1,774,496

Telecommunication Equipment (0.9%)
CommScope, Inc., 8.25%, 1/15/19, (Callable 1/15/15 @ 104.125) (b)	549,000	570,960

Telecommunication Services (1.8%)
PAETEC Holding Corp., 8.88%, 6/30/17, (Callable 6/30/13 @ 104.438)	600,000	645,000
TW Telecom Holdings, Inc., 8.00%, 3/1/18, (Callable 3/1/14 @ 104)	66,000	70,785
West Corp., 8.63%, 10/1/18, (Callable 10/1/14 @ 104.313) (b) (e)	417,000	432,637

		1,148,422

Telephone-Integrated (3.9%)
Cincinnati Bell, Inc., 8.25%, 10/15/17, (Callable 10/15/13 @ 104.125)	1,090,000	1,106,350
Frontier Communications Corp., 8.50%, 4/15/20	588,000	645,330
Sprint Capital Corp., 6.88%, 11/15/28	239,000	227,050
Windstream Corp., 7.50%, 4/1/23, (Callable 4/1/16 @ 103.75)	158,000	160,568
Windstream Corp., 7.88%, 11/1/17	319,000	340,931

		2,480,229

Transportation-Equipment & Leasing (0.6%)
Aviation Capital Group Corp., 6.75%, 4/6/21 (b)	358,000	359,718

Transportation-Marine (2.5%)
Martin Midstream Partners L.P./Martin Midstream Finance Corp., 8.88%, 4/1/18, (Callable 4/1/14 @ 104.438) (c)	506,000	531,300
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 8.13%, 2/15/19, (Callable 2/15/15 @ 104.063) (b)	848,000	786,520
Navios South American Logisitcs, Inc./Navios Logistics Finance US, Inc., 9.25%, 4/15/19, (Callable 4/15/14 @ 106.938) (b)	312,000	312,780

		1,630,600

Vitamins & Nutrition Products (0.8%)
NBTY, Inc., 9.00%, 10/1/18, (Callable 10/1/14 @ 104.5)	500,000	534,375

Web Hosting/Design (0.6%)
Equinix, Inc., 8.13%, 3/1/18, (Callable 3/1/14 @ 104.063)	344,000	378,400

Wire & Cable Products (0.3%)
Belden, Inc., 7.00%, 3/15/17, (Callable 3/15/12 @ 103.5)	210,000	215,250

Wireless Equipment (1.3%)
Viasat, Inc., 8.88%, 9/15/16, (Callable 9/15/12 @ 106.656) (e)	814,000	854,700

Total Corporate Bonds		57,671,062

Foreign Bonds (7.9%)
Auto/Truck Parts & Equipment-Original (0.4%)
International Automotive Components Group SL, 9.13%, 6/1/18, (Callable 6/1/15 @ 104.563) (b)	264,000	271,260

Diversified Operations (0.4%)
Stena AB, 7.00%, 12/1/16, (Callable 8/29/11 @ 102.333) (e)	250,000	246,875

Electric-Generation (0.7%)
Intergen NV, 9.00%, 6/30/17, (Callable 6/30/12 @ 104.5) (b) (e)	400,000	422,000

Continued

High Yield Bond
Schedule of Investments, continued
July 31, 2011

	Principal
	Amount	Value

Foreign Bonds, continued
Forestry (1.0%)
Tembec Industries, Inc., 11.25%, 12/15/18, (Callable 12/15/14 @ 105.625) (c)	$591,000	$629,415

Metal-Aluminum (0.3%)
Novelis, Inc., 8.38%, 12/15/17, (Callable 12/15/13 @ 106.281) (b)	175,000	190,531

Oil & Gas Exploration & Production (b) (1.1%)
MEG Energy Corp., 6.50%, 3/15/21, (Callable 3/15/15 @ 104.875)	215,000	223,600
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/1/18, (Callable 6/1/15 @ 104.25)	452,000	476,408

		700,008

Oil Field Services (1.4%)
Expro Finance Luxembourg SCA, 8.50%, 12/15/16, (Callable 12/15/13 @ 104.25) (b) (c)	903,000	905,257

Paper & Related Products (b) (0.9%)
Cascades, Inc., 7.75%, 12/15/17, (Callable 12/15/13 @ 103.875)	349,000	361,215
Cascades, Inc., 7.88%, 1/15/20, (Callable 1/15/15 @ 103.938)	200,000	206,000

		567,215

Satellite Telecom (0.6%)
Intelsat Jackson Holdings SA, 7.25%, 4/1/19, (Callable 4/1/15 @ 103.625) (b)	394,000	398,925

Telecommunication Services (1.1%)
Wind Acquisition Finance SA, 11.75%, 7/15/17, (Callable 7/15/13 @ 105.875) (b) (c)	650,000	720,688

Total Foreign Bonds		5,052,174

	Shares

Investment Companies (20.9%)
State Street Navigator Securities Lending Portfolio (f)	13,396,035	13,396,035

Total Investment Companies		13,396,035

Investments in Affiliates (0.0%)
Fifth Third Institutional Money Market Fund (d)	32	32

Total Investments in Affiliates		32

Total Investments (Cost $74,399,888) - 119.0%		76,358,995

Liabilities in excess of other assets - (19.0)%		(12,210,295)

NET ASSETS - 100.0%		$64,148,700

Notes to Schedule of Investments

(a)	Variable rate security. Rate presented represents rate in effect at July 31, 2011.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)	All or part of this security was on loan.

(d)	Investment is in Institutional Shares of underlying fund.

(e)	All or part of this security has been designated as collateral for when issued securities.

(f)	Represents investments of cash collateral received in connection with securities lending.

(g)	PIK (payment-in-kind) security. Bond that pays interest in the form of additional bonds.

(h)	When Issued.

(i)	Senior corporate bond traded in shares.

At July 31, 2011, High Yield Bond’s investments were in the following countries:

Country

Brazil	0.6%
Canada	2.1%
Luxembourg	2.7%
Marshall Island	1.4%
Netherlands	0.6%
Spain	0.4%
Sweden	0.3%
United States	91.9%

Total	100.0%

See notes to schedules of investments and notes to financial statements.

Total Return Bond
Schedule of Investments
July 31, 2011

	Principal
	Amount	Value

Asset-Backed Securities (4.6%)
Credit Card Bullet (0.6%)
1st Financial Bank USA, Series 2010-D, Class A, 3.72%, 6/17/19 (b)	$1,500,000	$1,537,486

Home Equity Sequential (0.3%)
Residential Funding Mortgage Securities II, Inc., Series 2006-HI3, Class A3, 5.96%, 2/25/36	694,985	652,861

Manufactured Housing ABS Other (1.1%)
Conseco Financial Corp., Series 1998-4, Class A7, 6.87%, 4/1/30 (a)	306,240	322,810
Mid-State Trust, Series 2005-1, Class M2, 7.08%, 1/15/40	2,337,888	2,306,658

		2,629,468

Manufactured Housing Sequential (1.0%)
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4, 6.57%, 5/7/27 (a)	2,239,786	2,424,083

Other ABS (1.6%)
Aircastle Aircraft Lease Backed Trust, Series 2006-1A, Class G1, 0.46%, 6/20/31 (a) (b)	1,182,579	1,076,147
First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF11, Class 1A2, 0.54%, 1/25/35 (a)	51,824	48,901
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FFA, Class M3, 6.02%, 3/25/25 (k)	600,000	133,851
Renaissance Home Equity Loan Trust, Series 2006-1, Class AF4, 6.01%, 5/25/36 (k)	1,645,000	910,433
Residential Asset Mortgage Products, Inc., Series 2002-RZ3, Class M1, 5.78%, 8/25/32 (a)	7,892	7,860
Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class A7, 4.97%, 9/25/33 (k)	1,765,405	1,793,042

		3,970,234

Total Asset-Backed Securities		11,214,132

Corporate Bonds (20.6%)
Advertising Agencies (1.0%)
Interpublic Group of Cos., Inc. (The), 6.25%, 11/15/14 (c)	1,000,000	1,112,500
Omnicom Group, Inc., 4.45%, 8/15/20	1,250,000	1,287,209

		2,399,709

Aerospace & Defense (0.7%)
Boeing Co. (The), 3.75%, 11/20/16 (c)	1,450,000	1,589,299

Cable/Satellite TV (1.1%)
Comcast Corp., 5.70%, 7/1/19 (c)	1,000,000	1,144,679
Time Warner Cable, Inc., 5.85%, 5/1/17	1,250,000	1,433,935

		2,578,614

Coatings/Paint (0.4%)
RPM International, Inc., 6.25%, 12/15/13	1,000,000	1,092,043

Commercial Banks-Central U.S. (0.4%)
SunTrust Bank, 3.00%, 11/16/11 (j)	1,000,000	1,008,075

Commercial Banks-Eastern U.S. (0.4%)
Manufacturers & Traders Trust Co., 1.75%, 4/1/13, (Callable 10/1/11 @ 100) (a)	1,075,000	1,074,522

Commercial Banks-Southern U.S. (0.7%)
BB&T Corp., 5.25%, 11/1/19	1,500,000	1,608,375

Computer Services (0.6%)
International Business Machines Corp., 5.88%, 11/29/32	1,250,000	1,434,037

Consumer Products-Miscellaneous (0.5%)
Clorox Co., 3.55%, 11/1/15	1,215,000	1,239,558

Diversified Banks (2.3%)
Bank of America Corp., 5.63%, 10/14/16	1,505,000	1,613,681
Citigroup, Inc., 6.13%, 11/21/17	1,000,000	1,120,902
Goldman Sachs Group, Inc. (The), 6.13%, 2/15/33	500,000	511,327
JP Morgan Chase & Co., 6.00%, 1/15/18	1,265,000	1,434,213
Morgan Stanley, 5.75%, 10/18/16	780,000	847,447

		5,527,570

Diversified Financial Services (0.5%)
General Electric Capital Corp., 4.80%, 5/1/13 (c)	1,250,000	1,329,360

Electric-Generation (0.2%)
Sithe/Independence Funding Corp., Series A, 9.00%, 12/30/13	469,120	507,222

Electric-Integrated (2.4%)
Alabama Power Capital Trust V, 3.35%, 10/1/42, (Callable 10/1/11 @ 100) (a)	874,000	870,049
Duke Energy Indiana, Inc., 3.75%, 7/15/20 (c)	1,775,000	1,822,155
Florida Power & Light Co., 5.96%, 4/1/39	870,000	1,010,709
Southern Power Co., Series B, 6.25%, 7/15/12	1,250,000	1,314,904
Virginia Electric and Power Co., 6.35%, 11/30/37	750,000	892,663

		5,910,480

Continued

Total Return Bond
Schedule of Investments, continued
July 31, 2011

	Principal
	Amount		Value

Corporate Bonds, continued
Energy-Alternate Sources (0.2%)
Gilroy Energy Center LLC, 4.00%, 8/15/11 (b)		$438,842	$438,732

Enterprise Software/Services (0.4%)
CA, Inc., 5.38%, 12/1/19		1,000,000	1,091,046

Finance-Investment Banker/Broker (0.3%)
JP Morgan Chase Capital XXI, Series U, 1.21%, 2/2/37, (Callable 2/2/12 @ 100) (a)		1,000,000	802,471

Food-Miscellaneous/Diversified (0.6%)
General Mills, Inc., 5.65%, 2/15/19 (c)		1,250,000	1,448,747

Food-Retail (0.2%)
Kroger Co. (The), 6.90%, 4/15/38		500,000	598,358

Life/Health Insurance (0.5%)
Prudential Financial, Inc., 3.88%, 1/14/15		1,250,000	1,324,261

Multi-line Insurance (0.5%)
MetLife, Inc., 6.75%, 6/1/16		1,000,000	1,186,700

Networking Products (0.2%)
Cisco Systems, Inc., 4.95%, 2/15/19		500,000	558,760

Oil & Gas Exploration & Production (0.4%)
Chesapeake Energy Corp., 6.13%, 2/15/21 (c)		1,000,000	1,045,000

Pipelines (0.6%)
Kinder Morgan Energy Partners L.P., 5.63%, 2/15/15 (c)		1,250,000	1,411,218

Real Estate Investment Trusts (0.8%)
Boston Properties L.P., 4.13%, 5/15/21		850,000	839,312
Simon Property Group L.P., 4.38%, 3/1/21 (c)		1,100,000	1,119,104

			1,958,416

Reinsurance (0.7%)
Berkshire Hathaway, Inc., 3.20%, 2/11/15		1,500,000	1,587,799

Retail-Drug Store (0.6%)
CVS Caremark Corp., 5.75%, 6/1/17		1,275,000	1,476,789

Retail-Restaurants (0.5%)
Yum! Brands, Inc., 3.88%, 11/1/20, (Callable 8/1/20 @ 100) (c)		1,275,000	1,277,105

Steel-Producers (0.4%)
AK Steel Corp., 7.63%, 5/15/20, (Callable 5/15/15 @ 103.813) (c)		1,000,000	1,022,500

Telephone-Integrated (1.1%)
AT&T, Inc., 6.30%, 1/15/38		1,450,000	1,604,790
Verizon Communications, Inc., 4.90%, 9/15/15		1,000,000	1,125,079

			2,729,869

Transportation-Rail (1.1%)
Burlington Northern Santa Fe LLC, 5.65%, 5/1/17		1,000,000	1,156,125
Union Pacific Corp., 5.45%, 1/31/13		1,380,000	1,473,600

			2,629,725

Wireless Equipment (0.3%)
American Tower Corp., 4.50%, 1/15/18		800,000	832,636

Total Corporate Bonds			50,718,996

Foreign Bonds (6.7%)
Commercial Banks-Eastern U.S. (0.9%)
Credit Suisse, 5.30%, 8/13/19		2,000,000	2,156,638

Metals & Mining (0.2%)
Rio Tinto Finance USA, Ltd., 3.50%, 11/2/20		500,000	499,080

Oil & Gas Exploration & Production (0.7%)
Gazprom Via Gazprom International SA, 7.20%, 2/1/20 (b)		1,560,312	1,755,351

Oil Company-Integrated (c) (1.4%)
Husky Energy, Inc., 5.90%, 6/15/14		1,360,000	1,522,374
Shell International Finance BV, 4.38%, 3/25/20		1,850,000	2,005,254

			3,527,628

Pipelines (0.2%)
TransCanada PipeLines, Ltd., 5.85%, 3/15/36		500,000	548,712

Sovereign (3.3%)
Brazil, Federal Republic, Series F, 10.00%, 1/1/14	BRL	8,340,000	5,065,544
New Zealand Government Bond, 6.00%, 12/15/17	NZD	3,150,000	2,982,155

			8,047,699

Total Foreign Bonds			16,535,108

Mortgage-Backed Securities (58.3%)
Agency Collateral Other (1.7%)
Restructured Assets Certificates, Series 2006-9, Class P, 12.07%, 3/23/27 (b) (f) (h)		$5,250,000	4,206,825

CMBS Other (4.6%)
Bear Stearns Commercial Mortgage Securities, Series 2004-T14, Class A4, 5.20%, 1/12/41 (a)		2,000,000	2,141,648
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4, 5.22%, 7/15/44 (a)		2,960,000	3,247,192
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, 11/15/44 (a)		2,500,556	2,746,281

Continued

Total Return Bond
Schedule of Investments, continued
July 31, 2011

	Principal
	Amount	Value

Mortgage-Backed Securities, continued
CMBS Other, continued
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A4, 4.95%, 1/11/35	$1,000,000	$1,027,264
Greenwich Capital Commercial Funding Corp., Series 2004-GG1, Class A5, 4.88%, 6/10/36	8,345	8,337
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A3, 4.60%, 8/10/38 (e)	496,979	496,736
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4, 5.21%, 12/15/44 (a)	500,000	547,815
Nomura Asset Securities Corp., Series 1998-D6, Class A2, 7.07%, 3/15/30 (a)	1,000,000	1,069,554

		11,284,827

CMBS Subordinated (a) (1.3%)
Morgan Stanley Capital I, Series 2003-IQ6, Class C, 5.10%, 12/15/41 (b)	1,675,000	1,698,517
Salomon Brothers Mortgage Securities VII, Inc., Series 2002-KEY2, Class C, 5.05%, 3/18/36	1,417,000	1,422,885

		3,121,402

U.S. Government Agencies (46.7%)
Fannie Mae, 0.44%, 8/25/44 (a)	478,583	473,135
Fannie Mae, 3.50%, 10/1/20	1,614,447	1,690,412
Fannie Mae, 3.50%, 2/1/26	1,717,319	1,767,804
Fannie Mae, 3.75%, 8/25/18	1,977,651	2,077,123
Fannie Mae, 4.00%, 9/1/20	825,697	878,544
Fannie Mae, 4.00%, 2/1/26	937,966	989,428
Fannie Mae, 4.00%, 3/1/26	1,947,707	2,046,049
Fannie Mae, 4.00%, 9/1/40	1,167,911	1,187,815
Fannie Mae, 4.00%, 2/1/41	989,060	1,006,843
Fannie Mae, 4.00%, 3/1/41	1,981,601	2,021,565
Fannie Mae, 4.00%, 8/1/41, TBA	5,000,000	5,078,125
Fannie Mae, 4.50%, 4/1/20	2,099,167	2,251,685
Fannie Mae, 4.50%, 3/1/25	821,804	878,175
Fannie Mae, 4.50%, 9/1/40 (l)	1,841,514	1,933,549
Fannie Mae, 4.53%, 8/1/34 (a)	23,062	24,332
Fannie Mae, 5.00%, 6/1/23	1,447,327	1,554,907
Fannie Mae, 5.00%, 5/1/25	788,145	852,314
Fannie Mae, 5.00%, 7/1/33	503,949	540,885
Fannie Mae, 5.00%, 1/1/34 (e)	3,799,453	4,080,299
Fannie Mae, 5.00%, 6/1/40	755,051	807,087
Fannie Mae, 5.50%, 12/25/20	819,038	866,414
Fannie Mae, 5.50%, 2/1/25	521,608	571,301
Fannie Mae, 5.50%, 3/1/33 (e)	3,411,753	3,726,122
Fannie Mae, 5.50%, 5/25/34	3,150,000	3,361,641
Fannie Mae, 5.50%, 3/1/35	612,705	669,161
Fannie Mae, 5.50%, 6/1/35	265,968	290,475
Fannie Mae, 5.50%, 11/1/35	661,425	724,644
Fannie Mae, 5.50%, 9/1/36	1,787,815	1,952,549
Fannie Mae, 5.50%, 11/1/36	918,524	1,010,909
Fannie Mae, 5.50%, 1/1/37	725,111	794,417
Fannie Mae, 5.50%, 1/1/37 (e)	1,582,207	1,733,435
Fannie Mae, 5.50%, 5/1/37	2,110,508	2,304,316
Fannie Mae, 5.50%, 8/1/37	1,860,395	2,047,514
Fannie Mae, 6.00%, 5/1/17	57,346	62,391
Fannie Mae, 6.00%, 5/1/18	210,617	229,342
Fannie Mae, 6.00%, 2/1/22	1,355,016	1,475,909
Fannie Mae, 6.00%, 1/1/33	179,702	200,100
Fannie Mae, 6.00%, 8/25/33 (a)	1,218,324	1,311,884
Fannie Mae, 6.00%, 7/1/35	1,950,045	2,159,206
Fannie Mae, 6.00%, 9/1/35	929,515	1,026,256
Fannie Mae, 6.00%, 1/1/36 (e)	1,763,179	1,955,604
Fannie Mae, 6.00%, 12/1/36	538,918	597,733
Fannie Mae, 6.00%, 1/1/37	1,624,297	1,795,473
Fannie Mae, 6.00%, 1/1/38	260,098	286,859
Fannie Mae, 6.00%, 7/1/38	4,380,681	4,823,174
Fannie Mae, 6.00%, 7/1/39	896,504	1,004,430
Fannie Mae, 6.50%, 7/1/16	212,130	232,879
Fannie Mae, 6.50%, 6/1/17	56,766	62,319
Fannie Mae, 6.50%, 8/1/28	82,905	94,599
Fannie Mae, 6.50%, 6/1/29	63,244	72,164
Fannie Mae, 6.50%, 4/1/32	163,977	185,876
Fannie Mae, 6.50%, 6/1/32	247,965	281,080
Fannie Mae, 6.50%, 7/1/32	354,662	402,560
Fannie Mae, 6.50%, 3/1/33	42,252	47,789
Fannie Mae, 6.50%, 8/1/36	174,034	191,729
Fannie Mae, 6.50%, 11/1/37	889,951	995,732
Fannie Mae, 7.00%, 6/1/32	85,109	99,918
Fannie Mae, 7.00%, 8/1/32	198,594	230,043
Fannie Mae, 7.00%, 9/1/36	442,963	511,276
Fannie Mae, 7.50%, 6/1/28	57,474	66,984
Freddie Mac, 0.59%, 7/15/36 (a) (e)	458,303	457,708
Freddie Mac, 3.50%, 11/1/25	970,510	998,888
Freddie Mac, 4.00%, 5/1/19	1,582,405	1,678,868
Freddie Mac, 4.50%, 6/1/34	610,039	641,814
Freddie Mac, 4.50%, 9/1/34	476,735	501,566
Freddie Mac, 4.50%, 4/1/41	1,977,517	2,073,877
Freddie Mac, 5.00%, 12/1/18	532,424	575,743
Freddie Mac, 5.00%, 10/1/21	652,277	703,717
Freddie Mac, 5.00%, 2/15/25	3,245,000	3,606,553
Freddie Mac, 5.00%, 8/1/33	180,745	193,879
Freddie Mac, 5.00%, 5/1/34	96,637	103,629
Freddie Mac, 5.00%, 7/1/35	235,515	252,482
Freddie Mac, 5.00%, 8/1/35	582,682	625,289
Freddie Mac, 5.00%, 11/1/35	2,145,157	2,300,712
Freddie Mac, 5.00%, 4/1/36	222,163	238,168
Freddie Mac, 5.00%, 7/1/36	879,331	941,032
Freddie Mac, 5.00%, 11/1/39	1,867,061	2,004,195
Freddie Mac, 5.18%, 3/1/37 (a)	202,113	216,887
Freddie Mac, 5.58%, 4/1/37 (a)	1,262,654	1,339,841
Freddie Mac, 5.81%, 10/1/36 (a)	826,635	891,038
Freddie Mac, 5.85%, 3/1/37 (a) (e)	2,691,492	2,901,611
Freddie Mac, 6.00%, 12/15/21	552,234	570,729
Freddie Mac, 6.00%, 9/1/33	127,537	141,939
Freddie Mac, 6.00%, 2/1/38	3,181,337	3,564,446
Freddie Mac, 6.00%, 5/1/38	588,198	652,230
Freddie Mac, 6.08%, 1/1/37 (a)	2,761,321	2,996,974
Freddie Mac, 6.08%, 2/1/37 (a)	2,179,409	2,365,393
Freddie Mac, 6.50%, 1/1/29	613,039	701,923
Freddie Mac, 6.50%, 7/1/32	89,058	101,637
Freddie Mac, 6.50%, 9/1/32	27,684	31,525
Freddie Mac, 7.00%, 6/1/26	307,029	354,882
Freddie Mac, 7.00%, 1/1/32	49,950	57,998
Freddie Mac, IO, 7.01%, 7/15/32 (a) (h)	1,839,420	98,618

Continued

Total Return Bond
Schedule of Investments, continued
July 31, 2011

	Principal
	Amount	Value

Mortgage-Backed Securities, continued
U.S. Government Agencies, continued
Government National Mortgage Association, IO, 0.26%, 4/16/46 (a) (h)	$41,014,687	$870,606
Government National Mortgage Association, IO, 0.26%, 3/16/46 (a) (h)	10,387,114	184,011
Government National Mortgage Association, IO, 0.45%, 2/16/48 (a) (h)	39,690,537	1,186,394
Government National Mortgage Association, IO, 0.50%, 6/17/45 (a) (h)	7,306,240	194,480
Government National Mortgage Association, IO, 0.54%, 6/16/49 (a) (h)	36,960,008	1,653,273
Government National Mortgage Association, IO, 0.73%, 2/16/48 (a) (h)	9,520,547	345,137
Government National Mortgage Association, IO, 1.13%, 10/16/44 (a) (h)	19,951,545	1,446,232
Government National Mortgage Association, IO, 1.27%, 8/16/46 (a) (h)	18,728,833	1,482,765

		114,844,971

WL Collateral CMO Mezzanine (0.0%)
Homebanc Mortgage Trust, Series 2004-1, Class 2M2, 1.91%, 8/25/29 (a)	292,653	114,277

WL Collateral CMO Other (2.5%)
Homebanc Mortgage Trust, Series 2004-2, Class A2, 0.64%, 12/25/34 (a) (e)	982,717	612,264
Homebanc Mortgage Trust, Series 2006-1, Class 1A1, 2.49%, 4/25/37 (a) (e)	356,680	227,369
JP Morgan Mortgage Trust, Series 2005-A1, Class 2A1, 4.79%, 2/25/35 (a)	351,288	333,133
JP Morgan Mortgage Trust, Series 2005-A2, Class 3A2, 4.76%, 4/25/35 (a)	2,054,699	1,896,498
JP Morgan Mortgage Trust, Series 2005-A2, Class 7CB1, 4.89%, 4/25/35 (a)	1,340,319	1,225,427
JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1, 2.66%, 6/25/35 (a)	1,226,174	1,009,603
Structured Asset Securities Corp., Series 2004-21XS, Class 2A6B, 5.15%, 12/25/34 (k)	768,086	748,746

		6,053,040

WL Collateral CMO Sequential (1.1%)
Countrywide Alternative Loan Trust, Series 2004-30CB, Class 3A1, 5.00%, 2/25/20	1,673,315	1,675,336
Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34	188,076	183,276
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-7, Class 6A1, 5.25%, 10/25/19	549,823	555,298
JP Morgan Alternative Loan Trust, Series 2007-A2, Class 12A2, 0.29%, 6/25/37, (Next Reset: 8/25/11) (a)	236,672	220,982
JP Morgan Mortgage Trust, Series 2006-A4, Class 2A2, 5.73%, 6/25/36 (a)	220,039	199,300

		2,834,192

WL Collateral PAC (0.4%)
Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A1, 5.50%, 3/25/36	969,271	967,018

Total Mortgage-Backed Securities		143,426,552

Municipal Bonds (0.7%)
Puerto Rico (0.4%)
Government Development Bank for Puerto Rico, Series B, 3.67%, 5/1/14	1,000,000	1,013,010

Texas (0.3%)
Board of Regents of the University of Texas System, Build America Bonds, Series C, 4.79%, 8/15/46	745,000	737,922

Total Municipal Bonds		1,750,932

U.S. Treasury Obligations (6.6%)
U.S. Treasury Notes (c) (5.0%)
1.13%, 1/15/21 (g)	3,217,203	3,465,784
1.50%, 6/30/16	3,700,000	3,728,342
2.00%, 1/31/16	3,000,000	3,111,798
3.63%, 2/15/21	1,960,000	2,103,172

		12,409,096

U.S. Treasury Strips (1.6%)
8.21%, 11/15/27 * (e)	7,400,000	3,886,354

Total U.S. Treasury Obligations		16,295,450

	Shares

Investment Companies (8.3%)
State Street Navigator Securities Lending Portfolio (i)	20,471,450	20,471,450

Total Investment Companies		20,471,450

Preferred Stocks (2.8%)
Cellular Telecom (0.4%)
United States Cellular Corp., 6.95%	41,000	1,042,630

Food-Miscellaneous/Diversified (0.9%)
HJ Heinz Finance Co., 8.00%	20	2,177,500

Continued

Total Return Bond
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Preferred Stocks, continued
Insurance (0.4%)
Endurance Specialty Holdings, Ltd., Series B, 7.50%	36,150	$909,173

Office Automation & Equipment (0.5%)
Pitney Bowes International Holdings, Inc., Series F, 6.13%	1,250	1,232,812

Real Estate Investment Trusts (0.6%)
Public Storage, Series P, 6.50% (c)	60,000	1,548,000

Total Preferred Stocks		6,910,115

Investments in Affiliates (1.0%)
Fifth Third Institutional Money Market Fund (d)	2,393,271	2,393,271

Total Investments in Affiliates		2,393,271

Total Investments (Cost $263,695,527) - 109.6%		269,716,006

Liabilities in excess of other assets - (9.6)%		(23,644,797)

NET ASSETS - 100.0%		$246,071,209

Notes to Schedules of Investments

*	Rate represents the effective yield at purchase.

(a)	Variable rate security. Rate presented represents rate in effect at July 31, 2011.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)	All or part of this security was on loan.

(d)	Investment is in Institutional Shares of underlying fund.

(e)	All or part of this security has been designated as collateral for futures contracts, when issued securities and swaps.

(f)	The Fund’s security was fair valued at July 31, 2011 using procedures approved by the Board of Trustees.

(g)	Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

(h)	Illiquid Securities.

(i)	Represents investments of cash collateral received in connection with securities lending.

(j)	FDIC guaranteed through Treasury Liquidity Guarantee Program.

(k)	Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(l)	When issued.

The following abbreviations are used in the Schedules of Investments:

ABS - Asset-Backed Security
BRL - Brazilian Real
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
IO - Interest Only
NZD - New Zealand Dollar
PAC - Planned Amortization Class
TBA - To Be Announced
WL - Whole Loan

At July 31, 2011, Total Return Bond’s investments were in the following countries:

Country

Australia	0.2%
Bermuda	0.3%
Brazil	1.9%
Canada	0.8%
Luxembourg	0.6%
Netherlands	0.7%
New Zealand	1.1%
Puerto Rico	0.4%
Switzerland	0.8%
United States	93.2%

Total	100.0%

See notes to schedules of investments and notes to financial statements.

Short Term Bond
Schedule of Investments
July 31, 2011

	Principal
	Amount	Value

Asset-Backed Securities (8.7%)
Automobile Sequential (3.2%)
Ally Auto Receivables Trust, Series 2010-4, Class A3, 0.91%, 11/17/14	$1,245,000	$1,246,867
Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.82%, 1/15/16	1,329,193	1,344,231
Ford Credit Auto Owner Trust, Series 2009-D, Class A3, 2.17%, 10/15/13	498,116	502,147
Honda Auto Receivables Owner Trust, Series 2009-3, Class A3, 2.31%, 5/15/13	514,041	517,784
Hyundai Auto Receivables Trust, Series 2009-A, Class A4, 3.15%, 3/15/16	3,000,000	3,111,939
Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3, 1.67%, 1/15/14	1,094,787	1,102,526

		7,825,494

Credit Card Bullet (3.8%)
1st Financial Bank USA, Series 2010-A, Class A, 3.00%, 4/17/17 (b)	1,530,000	1,522,320
Chase Issuance Trust, Series 2008-A11, Class A11, 5.40%, 7/15/15	2,710,000	2,955,929
Discover Card Master Trust, Series 2010-A1, Class A1, 0.84%, 9/15/15 (a)	2,100,000	2,116,936
GE Capital Credit Card Master Note Trust, Series 2009-3, Class A, 2.54%, 9/15/14	2,710,000	2,716,593

		9,311,778

Other ABS (1.7%)
Aircastle Aircraft Lease Backed Trust, Series 2006-1A, Class G1, 0.46%, 6/20/31 (a) (b)	1,003,401	913,095
CNH Equipment Trust, Series 2010-A, Class A4, 2.49%, 1/15/16	2,700,000	2,767,948
SVO VOI Mortgage Corp., Series 2005-AA, Class A, 5.25%, 2/20/21 (b) (f)	390,268	402,716

		4,083,759

Total Asset-Backed Securities		21,221,031

Corporate Bonds (22.9%)
Auto-Cars/Light Trucks (0.6%)
Daimler Finance North America LLC, 6.50%, 11/15/13	1,275,000	1,416,702

Brewery (0.6%)
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 3/26/13 (c)	1,500,000	1,540,292

Coatings/Paint (0.5%)
RPM International, Inc., 6.25%, 12/15/13	1,000,000	1,092,043

Commercial Banks-Central U.S. (0.5%)
U.S. Bancorp, 6.38%, 8/1/11	1,275,000	1,275,000

Commercial Banks-Southern U.S. (1.1%)
BB&T Corp., 3.85%, 7/27/12	2,650,000	2,731,228

Computer Services (1.0%)
International Business Machines Corp., 1.00%, 8/5/13 (c)	2,300,000	2,310,548

Cosmetics & Toiletries (1.1%)
Procter & Gamble Co. (The), 1.38%, 8/1/12 (c)	2,700,000	2,721,786

Diversified Banks (3.4%)
Bank of America Corp., 6.25%, 4/15/12	1,150,000	1,195,242
Citigroup, Inc., 5.50%, 4/11/13	1,200,000	1,272,382
Goldman Sachs Group, Inc. (The), 4.75%, 7/15/13	1,500,000	1,585,768
JP Morgan Chase & Co., 2.05%, 1/24/14 (c)	2,500,000	2,548,957
Morgan Stanley, 5.30%, 3/1/13	1,500,000	1,581,188

		8,183,537

Diversified Financial Services (1.1%)
General Electric Capital Corp., 4.80%, 5/1/13 (c)	2,500,000	2,658,720

E-Commerce/Services (0.4%)
eBay, Inc., 0.88%, 10/15/13	1,000,000	999,814

Electric-Integrated (1.9%)
Duke Energy Ohio, Inc., 2.10%, 6/15/13 (c)	2,000,000	2,046,412
NextEra Energy Capital Holdings, Inc., 5.35%, 6/15/13	1,515,000	1,618,927
PSEG Power LLC, 2.50%, 4/15/13	1,000,000	1,019,183

		4,684,522

Fiduciary Banks (1.5%)
Northern Trust Corp., 5.50%, 8/15/13	2,000,000	2,183,500
State Street Corp., 4.30%, 5/30/14 (c)	1,400,000	1,520,873

		3,704,373

Finance-Commercial (1.1%)
Caterpillar Financial Services Corp., 6.20%, 9/30/13	2,500,000	2,773,210

Finance-Credit Card (0.6%)
American Express Credit Corp., 5.88%, 5/2/13	1,370,000	1,472,951

Food-Retail (0.5%)
Kroger Co. (The), 6.20%, 6/15/12	1,250,000	1,307,305

Life/Health Insurance (0.5%)
Prudential Financial, Inc., 2.75%, 1/14/13	1,100,000	1,122,886

Medical-Drugs (1.0%)
Novartis Capital Corp., 1.90%, 4/24/13	2,300,000	2,355,872

Continued

Short Term Bond
Schedule of Investments, continued
July 31, 2011

	Principal
	Amount		Value

Corporate Bonds, continued
Reinsurance (1.2%)
Berkshire Hathaway, Inc., 0.70%, 2/11/13 (a) (c)		$3,000,000	$3,019,590

Retail-Discount (1.3%)
Wal-Mart Stores, Inc., 4.25%, 4/15/13		3,000,000	3,187,332

Super-Regional Banks-U.S. (1.8%)
SunTrust Banks, Inc., 5.25%, 11/5/12		1,250,000	1,312,005
U.S. Bancorp, 4.20%, 5/15/14 (c)		1,420,000	1,536,654
Wells Fargo & Co., 4.38%, 1/31/13		1,500,000	1,573,761

			4,422,420

Transportation-Rail (0.4%)
Union Pacific Corp., 5.45%, 1/31/13		1,000,000	1,067,826

U.S. Government Agencies (0.8%)
Ally Financial, Inc., 2.20%, 12/19/12 (h)		2,000,000	2,050,416

Total Corporate Bonds			56,098,373

Foreign Bonds (6.8%)
Commercial Banks Non-U.S. (3.5%)
Bank of Montreal, 2.13%, 6/28/13 (c)		2,775,000	2,849,925
Bank of Nova Scotia, 2.25%, 1/22/13		3,200,000	3,275,987
Westpac Banking Corp., 2.10%, 8/2/13 (c)		2,500,000	2,544,073

			8,669,985

Commercial Banks-Eastern U.S. (1.1%)
Credit Suisse, 2.20%, 1/14/14		2,650,000	2,704,420

Money Center Banks (0.6%)
Deutsche Bank AG, 2.38%, 1/11/13 (c)		1,500,000	1,522,821

Regional Authority (1.1%)
Province of Ontario Canada, Series 1, 1.88%, 11/19/12		2,500,000	2,546,720

Sovereign (0.5%)
Brazil, Federal Republic, Series F, 10.00%, 1/1/14	BRL	2,100,000	1,275,497

Total Foreign Bonds			16,719,443

Mortgage-Backed Securities (20.3%)
CMBS Other (7.9%)
Banc of America Commercial Mortgage, Inc., Series 2002-2, Class A3, 5.12%, 7/11/43		$2,206,824	2,233,204
Bear Stearns Commercial Mortgage Securities, Series 2004-T14, Class A4, 5.20%, 1/12/41 (a)		2,500,000	2,677,060
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-C3, Class A5, 3.94%, 5/15/38		2,705,000	2,794,704
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-CK2, Class A4, 4.80%, 3/15/36		2,025,000	2,097,250
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C3, Class A3, 4.30%, 7/15/36 (e)		110,262	110,215
GE Capital Commercial Mortgage Corp., Series 2002-3A, Class A2, 5.00%, 12/10/37		1,132,360	1,165,005
GE Capital Commercial Mortgage Corp., Series 2005-C1, Class A2, 4.35%, 6/10/48		873,553	873,888
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A2, 4.31%, 8/10/42 (e)		1,588,533	1,590,908
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A3, 4.60%, 8/10/38		253,561	253,437
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class A3, 5.86%, 10/12/35		380,170	380,002
Morgan Stanley Dean Witter Capital I, Series 2002-IQ2, Class A4, 5.74%, 12/15/35		1,120,167	1,145,666
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4, 4.98%, 11/15/34		2,490,000	2,568,945
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A4, 5.01%, 12/15/35 (a)		1,505,000	1,604,506

			19,494,790

U.S. Government Agencies (5.8%)
Fannie Mae, 1.95%, 4/1/35 (a)		678,209	697,460
Fannie Mae, 2.44%, 4/1/33 (a)		607,266	636,631
Fannie Mae, 2.75%, 10/25/18		1,514,408	1,564,719
Fannie Mae, 3.50%, 6/1/20		1,308,022	1,369,569
Fannie Mae, 5.24%, 9/1/34 (a)		756,168	791,182
Fannie Mae Prepayment Link Note, Series 2005-4, Class 1, 4.65%, 12/25/12		1,184,584	1,245,294
Freddie Mac, 2.59%, 7/1/35 (a) (e)		1,065,893	1,119,151
Freddie Mac, 2.69%, 3/1/34 (a)		805,553	852,272
Freddie Mac, 4.25%, 12/15/19		1,413,870	1,501,355
Freddie Mac, 5.58%, 4/1/37 (a)		1,132,929	1,202,186
Government National Mortgage Association, 3.95%, 11/16/30 (e)		1,825,911	1,874,307
Government National Mortgage Association, 4.00%, 5/16/27		978,665	1,006,538
Government National Mortgage Association, 4.09%, 8/16/30		283,620	285,023

			14,145,687

WL Collateral CMO Other (5.4%)
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-1, Class 13A3, 2.90%, 4/25/34 (a)		1,048,794	863,877
Bear Stearns Asset Backed Securities Trust, Series 2003-AC7, Class A2, 5.75%, 1/25/34 (i)		717,245	741,246
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5, Class 4A1, 2.96%, 4/20/35 (a)		1,139,415	865,854

Continued

Short Term Bond
Schedule of Investments, continued
July 31, 2011

	Principal
	Amount	Value

Mortgage-Backed Securities, continued
WL Collateral CMO Other, continued
Harborview Mortgage Loan Trust, Series 2004-5, Class 2A6, 2.35%, 6/19/34 (a) (e)	$4,731,873	$4,093,411
Homebanc Mortgage Trust, Series 2004-2, Class A2, 0.64%, 12/25/34 (a)	792,070	493,485
Homebanc Mortgage Trust, Series 2006-1, Class 1A1, 2.49%, 4/25/37 (a)	1,248,379	795,793
JP Morgan Alternative Loan Trust, Series 2006-S2, Class A2, 5.81%, 5/25/36 (i)	357,529	351,983
JP Morgan Mortgage Trust, Series 2005-A1, Class 3A3, 4.90%, 2/25/35 (a)	395,303	392,498
JP Morgan Mortgage Trust, Series 2005-A2, Class 5A1, 4.29%, 4/25/35 (a)	530,257	524,742
JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1, 2.66%, 6/25/35 (a) (e)	1,964,944	1,617,889
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 2A, 2.35%, 12/25/32 (a)	54,703	53,788
Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, 2.64%, 10/25/35 (a)	1,044,696	973,727
Residential Funding Mortgage Securities I, Series 2007-SA1, Class 1A1, 3.30%, 2/25/37 (a) (e)	1,989,473	1,400,937

		13,169,230

WL Collateral CMO Sequential (0.8%)
Chase Mortgage Finance Corp., Series 2005-A1, Class 2A2, 2.94%, 12/25/35 (a)	411,733	398,732
JP Morgan Alternative Loan Trust, Series 2006-S3, Class A2A, 5.87%, 8/25/36 (e) (i)	770,718	760,653
JP Morgan Mortgage Trust, Series 2006-A4, Class 2A2, 5.73%, 6/25/36 (a)	693,122	627,796
RAAC Series, Series 2005-SP1, Class 2A2, 5.25%, 9/25/34	221,671	221,578

		2,008,759

WL Collateral PAC (0.4%)
Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A1, 5.50%, 3/25/36	973,297	971,034

Total Mortgage-Backed Securities		49,789,500

Municipal Bonds (1.9%)
Illinois (1.0%)
City of Chicago, GO, 1.63%, 4/1/12, (Callable 9/1/11 @ 100)	2,400,000	2,392,992

Kentucky (0.2%)
Kentucky Asset Liability Commission, 1.69%, 4/1/12	590,000	591,575

Puerto Rico (0.4%)
Government Development Bank for Puerto Rico, Series B, 3.67%, 5/1/14	1,000,000	1,013,010

Texas (0.3%)
State of Texas, GO, AMT, 5.00%, 8/1/14	625,000	691,725

Total Municipal Bonds		4,689,302

U.S. Government Agencies (32.5%)
Fannie Mae (7.9%)
1.00%, 9/20/13 (c)	4,000,000	4,022,460
1.13%, 10/8/13 (c)	2,700,000	2,732,605
1.25%, 8/20/13 (c)	3,000,000	3,043,137
1.50%, 3/28/14	2,275,000	2,288,450
1.75%, 5/7/13 (c)	4,000,000	4,088,192
1.80%, 2/8/13	3,225,000	3,229,012

		19,403,856

Federal Farm Credit Bank (3.0%)
1.38%, 6/25/13 (c)	4,000,000	4,072,988
2.63%, 4/17/14	3,000,000	3,148,905

		7,221,893

Federal Home Loan Bank (15.8%)
0.88%, 12/27/13	3,000,000	3,018,405
1.38%, 5/28/14 (c)	3,500,000	3,562,066
1.40%, 7/12/13	3,000,000	3,012,720
1.75%, 3/8/13 (c)	2,500,000	2,549,830
2.05%, 8/10/12	2,500,000	2,500,985
2.38%, 3/14/14	2,500,000	2,609,148
2.50%, 6/13/14	5,000,000	5,247,685
3.13%, 12/13/13	5,000,000	5,294,630
3.63%, 10/18/13 (c)	4,000,000	4,267,992
4.38%, 9/13/13	3,650,000	3,945,927
4.88%, 11/27/13	2,500,000	2,746,910

		38,756,298

Freddie Mac (5.8%)
1.15%, 10/7/13	3,000,000	3,004,242
1.38%, 2/25/14 (c)	2,500,000	2,543,890
1.63%, 4/15/13 (c)	3,500,000	3,570,822
2.18%, 2/19/14	2,700,000	2,799,862
4.50%, 4/2/14	2,195,000	2,407,630

		14,326,446

Total U.S. Government Agencies		79,708,493

U.S. Treasury Obligations (6.0%)
U.S. Treasury Notes (6.0%)
1.00%, 7/15/13	3,000,000	3,036,810
1.38%, 10/15/12	3,000,000	3,039,492
1.38%, 2/15/13	3,000,000	3,048,516
1.38%, 3/15/13 (c)	3,000,000	3,050,730
2.63%, 7/31/14 (c)	2,500,000	2,653,125

		14,828,673

Total U.S. Treasury Obligations		14,828,673

Continued

Short Term Bond
Schedule of Investments, continued
July 31, 2011

	Shares	Value

Investment Companies (16.0%)
State Street Navigator Securities Lending Portfolio (g)	39,113,846	$39,113,846

Total Investment Companies		39,113,846

Investments in Affiliates (0.2%)
Fifth Third Institutional Money Market Fund (d)	466,080	466,080

Total Investments in Affiliates		466,080

Total Investments (Cost $283,217,382) - 115.3%		282,634,741

Liabilities in excess of other assets - (15.3)%		(37,586,637)

NET ASSETS - 100.0%		$245,048,104

Notes to Schedule of Investments

(a)	Variable rate security. Rate presented represents rate in effect at July 31, 2011.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)	All or part of this security was on loan.

(d)	Investment is in Institutional Shares of underlying fund.

(e)	All or part of this security has been designated as collateral for futures contracts.

(f)	Illiquid Securities.

(g)	Represents investments of cash collateral received in connection with securities lending.

(h)	FDIC guaranteed through Treasury Liquidity Guarantee Program.

(i)	Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

The following abbreviations are used in the Schedule of Investments:
ABS - Asset-Backed Security
AMT - Alternative Minimum Tax Paper
BRL - Brazilian Real
CMBS - Commercial Mortgage-Backed Security
CMO - Collateralized Mortgage Obligation
GO - General Obligation
PAC - Planned Amortization Class
WL - Whole Loan

At July 31, 2011, Short Term Bond’s investments were in the following countries:

Country

Australia	0.9%
Brazil	0.4%
Canada	3.1%
Germany	0.5%
Puerto Rico	0.4%
Switzerland	1.0%
United States	93.7%

Total	100.0%

See notes to schedules of investments and notes to financial statements.

Fifth Third Funds
Notes to Schedules of Investments
July 31, 2011

Cost and appreciation (depreciation) of investments for federal income tax purposes at July 31, 2011 is as follows:

	Cost of			Net
	Investments	Gross	Gross	Unrealized
	for Federal	Unrealized	Unrealized	Appreciation
	Tax Purposes	Appreciation	(Depreciation)	(Depreciation)

Small Cap Growth	$43,647,632	$8,945,462	$(1,794,632)	$7,150,830
Mid Cap Growth	84,252,061	18,097,711	(1,743,676)	16,354,035
Quality Growth	280,252,628	79,435,227	(4,380,129)	75,055,098
Dividend Growth	4,578,839	1,337,209	(52,303)	1,284,906
Micro Cap Value	47,049,974	5,709,064	(1,810,572)	3,898,492
Small Cap Value	60,315,180	6,840,879	(2,577,152)	4,263,727
All Cap Value	101,270,747	15,610,750	(3,874,228)	11,736,522
Disciplined Large Cap Value	175,158,997	35,054,287	(5,309,106)	29,745,181
Structured Large Cap Plus	59,898,169	20,259,427	(1,989,567)	18,269,860
Equity Index	199,732,891	188,724,809	(16,251,270)	172,473,539
International Equity	182,917,841	21,024,115	(7,142,300)	13,881,815
Strategic Income	158,882,999	9,023,388	(3,174,975)	5,848,413
LifeModel AggressiveSM	104,617,453	6,670,920	(2,539,123)	4,131,797
LifeModel Moderately AggressiveSM	167,840,899	16,542,746	(3,001,937)	13,540,809
LifeModel ModerateSM	234,971,595	13,537,099	(3,264,164)	10,272,935
LifeModel Moderately ConservativeSM	52,717,527	1,662,904	(443,164)	1,219,740
LifeModel ConservativeSM	39,283,994	1,498,736	(2,129,281)	(630,545)
High Yield Bond	74,411,376	2,181,762	(234,143)	1,947,619
Total Return Bond	263,945,846	13,843,770	(8,073,610)	5,770,160
Short Term Bond	283,223,455	2,774,498	(3,363,212)	(588,714)

Open futures contracts as of July 31, 2011:

					Unrealized
	Number of			Notional	Appreciation/	Market
Fund	Contracts	Type	Description	Amount	(Depreciation)	Value

Structured Large Cap Plus	4	Long	S+P 500 Index Futures, 9/15/11	$1,323,815	$(35,415)	$1,288,400

Equity Index	5	Long	S+P 500 Index Futures, 9/15/11	1,616,144	(5,644)	1,610,500

International Equity	13	Long	ASX SPI 200 Index Futures, 9/15/11	1,611,347	(48,560)	1,562,787
	15	Long	Australian Dollar Futures, 9/19/11	1,574,746	64,904	1,639,650
	35	Long	British Pound Futures, 9/19/11	3,564,244	28,287	3,592,531
			DJ EURO STOXX 50 Index
	110	Long	Futures, 9/16/11	4,309,909	(83,413)	4,226,496
	25	Long	Euro Currency Futures, 9/19/11	4,514,748	(30,998)	4,483,750
	37	Long	FTSE 100 Index Futures, 9/16/11	3,482,739	30,402	3,513,141
	17	Long	Japanese Yen Futures, 9/1911	2,644,508	114,167	2,758,675
	26	Long	TOPIX Index Futures, 9/9/11	2,763,551	76,742	2,840,294

	278			24,465,792	151,531	24,617,323

Total Return Bond	120	Long	U.S. Treasury 5-Year Note, 9/30/11	14,334,016	239,421	14,573,437
	15	Long	U.S. Treasury 10-Year Note, 9/21/11	1,826,757	58,556	1,885,313
	20	Long	U.S. Treasury 30-Year Bond, 9/21/11	2,475,364	87,137	2,562,501

	155			18,636,137	385,114	19,021,251

Short Term Bond	85	Long	U.S. Treasury 2-Year Note, 9/30/11	18,614,435	78,924	18,693,359

Strategic Income	80	Long	Volatility Index Futures, 8/16/11	1,550,341	137,659	1,688,000

See notes to financial statements.

Fifth Third Funds
Notes to Schedules of Investments, continued
July 31, 2011

Open foreign currency contracts as of July 31, 2011:

					Net
		Delivery	Unrealized	Unrealized	Appreciation
Fund	Counterparty	Date	Appreciation	(Depreciation)	(Depreciation)

Strategic Income

1,508,829 Canadian Dollar (buy) vs. 128,000,000 Japanese Yen (sell)	UBS Warburg	10/4/11	$—	$(86,930)	$(86,930)
8,649,818 Norwegian Krone (buy) vs. 128,000,000 Japanese Yen (sell)	UBS Warburg	10/4/11	—	(63,787)	(63,787)

			$—	$(150,717)	$(150,717)

Credit default swaps on credit indices - sell protection1

			(Pay)/				Upfront
			Receive	Expiration	Notional	Market	Premiums	Unrealized
Fund	Contract Type	Counterparty	Fixed Rate	Date	Amount[2]	Value[3]	(Received)	Depreciation

Total Return Bond	Markit CDX N.A. IG-15 Index	UBS Warburg	1.00%	12/20/15	$10,500,000	$(91,323)	$(81,690)	$(9,633)

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

[2]	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See notes to financial statements.

Fifth Third Funds
Statements of Assets and Liabilities
July 31, 2011

	Small Cap	Mid Cap	Quality
Assets:	Growth	Growth	Growth

Investments, at cost	$41,694,888	$81,642,099	$277,300,666
Net unrealized appreciation	7,284,544	16,443,943	75,530,358

Investments, at value	48,979,432	98,086,042	352,831,024
Investment in affiliates, at value (cost $1,819,030, $2,520,054,
$2,476,702, $85,117, $4,246,526, $3,999,007, $1,843,694,
$830,691, $1,227,450 and $1,503,100; respectively)	1,819,030	2,520,054	2,476,702

Total Investments	50,798,462	100,606,096	355,307,726
Deposit at broker	—	—	—
Interest, dividends and other receivables	575	17,901	184,049
Receivable for investments sold	249,241	—	—
Receivable for Fund shares sold	3,913	8,342	56,855
Reclaims receivable	—	—	4,400
Receivable from Advisor and affiliates	—	—	—
Prepaid expenses and other assets	27,272	21,733	29,054

Total Assets	51,079,463	100,654,072	355,582,084

Liabilities:
Securities sold short at value (Proceeds $-, $-, $-, $-, $-,
$-, $-, $-, $24,758,892 and $-; respectively)	—	—	—
Payable for investments purchased	501,043	71,242	36
Payable upon return of securities loaned	11,290,374	13,498,752	25,597,813
Payable for Fund shares redeemed	30,433	129,379	150,381
Payable for variation margin on futures contracts	—	—	—
Accrued expenses and other payables:
Payable to Advisor and affiliates	21,795	51,807	254,982
Distribution and administrative servicing fee	2,191	4,834	16,432
Payable for dividends on securities sold short	—	—	—
Other	22,368	29,631	67,491

Total Liabilities	11,868,204	13,785,645	26,087,135

Net Assets:
Paid-in Capital	34,532,037	99,503,161	260,330,770
Accumulated net investment income (loss)	(1,353)	—	(1)
Accumulated net realized gain/(loss) from investment transactions	(2,603,969)	(29,078,677)	(6,366,178)
Net unrealized appreciation on investments and futures	7,284,544	16,443,943	75,530,358

Net Assets	$39,211,259	$86,868,427	$329,494,949

Market value of securities loaned	$10,955,376	$13,210,290	$25,057,547

Net Assets:
Institutional Shares	$30,630,998	$69,441,004	$262,161,700
Class A Shares	8,212,412	16,042,123	64,890,739
Class B Shares	227,030	826,190	1,329,784
Class C Shares	140,819	559,110	1,112,726
Select Shares	NA	NA	NA
Preferred Shares	NA	NA	NA
Trust Shares	NA	NA	NA

Total	$39,211,259	$86,868,427	$329,494,949

Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
Institutional Shares	3,399,489	5,842,264	15,376,228
Class A Shares	984,494	1,429,409	3,927,724
Class B Shares	30,351	83,467	87,485
Class C Shares	18,858	60,488	75,633
Select Shares	NA	NA	NA
Preferred Shares	NA	NA	NA
Trust Shares	NA	NA	NA

Total	4,433,192	7,415,628	19,467,070

Net Asset Value
Institutional Shares	$9.01	$11.89	$17.05

Class A Shares-redemption price per share	$8.34	$11.22	$16.52

Class B Shares-offering price per share*	$7.48	$9.90	$15.20

Class C Shares-offering price per share*	$7.47	$9.24	$14.71

Select Shares	NA	NA	NA

Preferred Shares	NA	NA	NA

Trust Shares	NA	NA	NA

Maximum Sales Charge
Class A Shares	5.00%	5.00%	5.00%

Maximum Offering Price (100%/(100%-Maximum sales charge) of net charge)
of net asset value adjusted to the nearest cent) per share
Class A Shares	$8.78	$11.81	$17.39

*	Redemption price per share varies by length of time shares are held.

See notes to financial statements.

Fifth Third Funds
Statements of Assets and Liabilities
July 31, 2011

				Disciplined	Structured
Dividend	Micro Cap	Small Cap	All Cap	Large Cap	Large Cap	Equity
Growth	Value	Value	Value	Value	Plus	Index

$4,466,680	$40,808,833	$55,445,873	$96,533,676	$170,742,031	$83,392,564	$194,105,485
1,311,948	5,893,107	5,134,027	14,629,899	33,331,456	15,805,137	176,621,663

5,778,628	46,701,940	60,579,900	111,163,575	204,073,487	99,197,701	370,727,148

85,117	4,246,526	3,999,007	1,843,694	830,691	1,227,450	1,479,282

5,863,745	50,948,466	64,578,907	113,007,269	204,904,178	100,425,151	372,206,430
—	—	—	—	—	100,000	—
6,337	7,891	29,550	107,690	269,708	115,175	426,040
—	—	—	911,389	—	—	—
22,387	206,243	23,989	68,077	72,320	—	510,920
2,423	—	—	1,931	3,862	858	1,301
26,157	—	—	—	—	—	—
19,211	17,829	18,596	20,136	25,718	18,040	31,238

5,940,260	51,180,429	64,651,042	114,116,492	205,275,786	100,659,224	373,175,929

—	—	—	—	—	22,257,122	—
1	43	38	23	8	20	31
399,739	—	—	9,200,628	4,063,593	—	15,935,605
2,159	573,540	54,862	124,685	138,434	4,101	369,442
—	—	—	—	—	10,854	12,954

—	27,635	37,650	57,598	127,273	38,743	20,255
856	9,534	2,529	11,825	7,400	2,034	28,779
—	—	—	—	—	18,481	—
17,678	34,420	20,297	46,774	32,362	24,483	44,225

420,433	645,172	115,376	9,441,533	4,369,070	22,355,838	16,411,291

8,106,337	48,342,766	56,780,505	123,430,111	249,370,317	111,245,651	182,726,873
2,367	77,205	213,106	19,600	30,891	20,194	411,329
(3,900,825)	(3,777,821)	2,408,028	(33,404,651)	(81,825,948)	(51,233,951)	(2,965,765)
1,311,948	5,893,107	5,134,027	14,629,899	33,331,456	18,271,492	176,592,201

$5,519,827	$50,535,257	$64,535,666	$104,674,959	$200,906,716	$78,303,386	$356,764,638

$391,036	$—	$—	$8,934,095	$3,940,974	$—	$18,001,933

$3,291,819	$26,317,068	$60,169,483	$70,345,284	$189,335,774	$72,772,942	$187,435,224
2,037,999	18,116,965	1,980,302	27,948,281	10,317,864	5,362,605	44,879,529
37,891	538,306	583,667	2,715,199	881,779	115,125	958,544
152,118	5,562,918	1,802,214	3,666,195	371,299	52,714	1,310,718
NA	NA	NA	NA	NA	NA	10,890,805
NA	NA	NA	NA	NA	NA	93,184,702
NA	NA	NA	NA	NA	NA	18,105,116

$5,519,827	$50,535,257	$64,535,666	$104,674,959	$200,906,716	$78,303,386	$356,764,638

141,452	5,741,623	3,058,916	4,416,801	17,587,795	5,860,968	7,876,403
89,234	4,272,332	101,927	1,786,605	961,808	437,534	1,893,271
1,718	143,095	31,638	183,569	81,240	9,401	40,672
7,126	1,477,149	98,038	248,611	35,024	4,317	55,766
NA	NA	NA	NA	NA	NA	457,823
NA	NA	NA	NA	NA	NA	3,918,353
NA	NA	NA	NA	NA	NA	760,742

239,530	11,634,199	3,290,519	6,635,586	18,665,867	6,312,220	15,003,030

$23.27	$4.58	$19.67	$15.93	$10.76	$12.42	$23.80

$22.84	$4.24	$19.43	$15.64	$10.73	$12.26	$23.70

$22.06	$3.76	$18.45	$14.79	$10.85	$12.25	$23.57

$21.35	$3.77	$18.38	$14.75	$10.60	$12.21	$23.50

NA	NA	NA	NA	NA	NA	$23.79

NA	NA	NA	NA	NA	NA	$23.78

NA	NA	NA	NA	NA	NA	$23.80

5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%

$24.04	$4.46	$20.45	$16.46	$11.29	$12.91	$24.95

See notes to financial statements.

Fifth Third Funds
Statements of Assets and Liabilities
July 31, 2011

	International	Strategic	LifeModel
Assets:	Equity	Income	AggressiveSM

Investments, at cost	$174,567,060	$147,034,833	$—
Net unrealized appreciation/(depreciation)	14,153,385	6,162,783	—

Investments, at value	188,720,445	153,197,616	—
Investment in affiliates, at value (cost $8,079,211, $11,533,796,
$97,827,497, $162,610,631, $227,534,855, $49,879,705, $37,760,691,
$32, $2,393,271 and $466,080; respectively)	8,079,211	11,533,796	108,749,250

Total Investments	196,799,656	164,731,412	108,749,250
Deposit at broker	1,037,707	256,000	—
Foreign currency, at value (cost $1,812,599, $-, $-, $-, $-, $-, $-, $-,
$261,392 and $65,677; respectively)	1,838,582	—	—
Interest, dividends and other receivables	206,869	1,026,968	10,199	†
Receivable for investments sold	746,466	340	—
Receivable for Fund shares sold	17,319	223,325	52,045
Receivable for variation margin on futures contracts	—	—	—
Reclaims receivable	294,367	21,010	—
Receivable from Advisor and affiliates	—	—	22,093
Prepaid expenses and other assets	30,284	21,369	19,250

Total Assets	200,971,250	166,280,424	108,852,837

Liabilities:
Cash overdraft	—	—	—
Distributions payable	—	380,482	—
Payable for investments purchased	108	504,794	10,198	†
Payable upon return of securities loaned	13,237,888	—	—
Payable for Fund shares redeemed	89,461	240,003	248,184
Unrealized depreciation on credit default swap agreements	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	150,717	—
Payable for variation margin on futures contracts	41,841	20,000	—
Swap premium received	—	—	—
Accrued expenses and other payables:
Payable to Advisor and affiliates	146,077	70,657	—
Distribution and administrative servicing fee	4,539	19,981	11,474
Other	51,571	33,499	30,904

Total Liabilities	13,571,485	1,420,133	300,760

Net Assets:
Paid-in Capital	289,461,820	178,965,385	120,329,086
Accumulated net investment income (loss)	4,726,770	(122,295)	—
Accumulated net realized loss from investment transactions, swaps,
futures and foreign currency	(121,168,033)	(20,134,509)	(22,698,762)
Net unrealized appreciation/(depreciation) on investments, swaps,
futures and foreign currency	14,379,208	6,151,710	10,921,753

Net Assets	$187,399,765	$164,860,291	$108,552,077

Market value of securities loaned	$12,520,563	$—	$—

Net Assets:
Institutional Shares	$176,520,942	$122,124,803	$76,649,477
Class A Shares	10,257,988	25,400,439	25,664,969
Class B Shares	345,940	516,577	5,207,150
Class C Shares	274,895	16,818,472	1,030,481

Total	$187,399,765	$164,860,291	$108,552,077

Shares of beneficial interest outstanding
(Unlimited number of shares authorized, no par value):
Institutional Shares	20,916,945	11,640,892	6,778,380
Class A Shares	1,217,599	2,426,952	2,287,911
Class B Shares	41,900	49,391	483,972
Class C Shares	35,011	1,623,416	95,954

Total	22,211,455	15,740,651	9,646,217

Net Asset Value
Institutional Shares	$8.44	$10.49	$11.31

Class A Shares-redemption price per share	$8.42	$10.47	$11.22

Class B Shares-offering price per share*	$8.26	$10.46	$10.76

Class C Shares-offering price per share*	$7.85	$10.36	$10.74

Maximum Sales Charge
Class A Shares	5.00%	5.00%	5.00%

Maximum Offering Price (100%/(100%-Maximum sales charge)
of net charge) of net asset value adjusted to the nearest cent) per share
Class A Shares	$8.86	$11.02	$11.81

*	Redemption price per share varies by length of time shares are held.
†	Represents receivable from or payable to affiliates.

See notes to financial statements.

Fifth Third Funds
Statements of Assets and Liabilities
July 31, 2011

LifeModel				LifeModel
Moderately		LifeModel		Moderately		LifeModel		High Yield	Total Return	Short Term
AggressiveSM		ModerateSM		ConservativeSM		ConservativeSM		Bond	Bond	Bond

$—		$—		$—		$—		$74,399,856	$261,302,256	$282,751,302
—		—		—		—		1,959,107	6,020,479	(582,641)

—		—		—		—		76,358,963	267,322,735	282,168,661

181,381,708		245,244,530		53,937,267		38,653,449		32	2,393,271	466,080

181,381,708		245,244,530		53,937,267		38,653,449		76,358,995	269,716,006	282,634,741
—		—		—		—		—	171,500	51,000

—		—		—		—		—	262,479	66,092
25,483	†	54,229	†	11,733	†	8,290	†	1,292,401	1,589,252	1,361,583
—		—		—		—		3,842,385	1,843,692	28,471
130,574		140,226		287,609		277,036		292,745	17,389	310,579
—		—		—		—		—	150,000	19,922
—		—		—		—		282	—	963
32,231		27,820		14,618		13,090		—	—	—
20,187		22,003		16,946		17,208		21,368	27,999	26,985

181,590,183		245,488,808		54,268,173		38,969,073		81,808,176	273,778,317	284,500,336

—		—		—		—		3,443,473	—	—
—		—		—		—		—	—	—
25,484	†	54,228	†	11,753	†	8,291	†	692,030	6,927,573	27
—		—		—		—		13,396,035	20,471,450	39,113,846
479,536		281,226		23,968		25,138		82,071	74,282	215,600
—		—		—		—		—	9,633	—
—		—		—		—		—	—	—
—		—		—		—		—	—	—
—		—		—		—		—	81,690	—

—		—		—		—		24,268	105,612	72,977
31,429		21,058		7,911		4,679		2,579	4,163	10,087
53,818		38,965		18,431		15,589		19,020	32,705	39,695

590,267		395,477		62,063		53,697		17,659,476	27,707,108	39,452,232

191,521,007		273,350,152		57,240,136		41,930,666		64,167,254	350,028,855	262,898,272
153,056		451,427		119,006		115,735		36,871	444,533	199,289

(29,445,224)		(46,417,923)		(7,210,594)		(4,023,783)		(2,014,532)	(110,800,305)	(17,546,154)

18,771,077		17,709,675		4,057,562		892,758		1,959,107	6,398,126	(503,303)

$180,999,916		$245,093,331		$54,206,110		$38,915,376		$64,148,700	$246,071,209	$245,048,104

$—		$—		$—		$—		$13,120,527	$20,050,714	$38,318,985

$101,835,293		$192,240,879		$34,231,204		$26,036,386		$59,399,355	$230,708,242	$221,120,047
57,921,154		38,331,073		14,494,927		9,800,444		2,290,204	13,909,536	16,070,992
18,172,142		11,669,173		4,490,897		2,253,212		89,549	812,931	NA
3,071,327		2,852,206		989,082		825,334		2,369,592	640,500	7,857,065

$180,999,916		$245,093,331		$54,206,110		$38,915,376		$64,148,700	$246,071,209	$245,048,104

8,902,305		17,703,171		3,447,735		2,624,608		5,929,368	24,813,289	23,087,335
5,071,376		3,535,071		1,462,558		990,122		229,162	1,496,638	1,679,026
1,609,286		1,082,418		455,183		228,446		8,950	87,350	NA
271,975		264,489		100,151		83,560		237,053	68,806	822,421

15,854,942		22,585,149		5,465,627		3,926,736		6,404,533	26,466,083	25,588,782

$11.44		$10.86		$9.93		$9.92		$10.02	$9.30	$9.58

$11.42		$10.84		$9.91		$9.90		$9.99	$9.29	$9.57

$11.29		$10.78		$9.87		$9.86		$10.01	$9.31	NA

$11.29		$10.78		$9.88		$9.88		$10.00	$9.31	$9.55

5.00%		5.00%		5.00%		5.00%		4.75%	4.75%	3.00%

$12.02		$11.41		$10.43		$10.42		$10.49	$9.75	$9.87

See notes to financial statements.

Fifth Third Funds
Statements of Operations
For the year ended July 31, 2011

	Small Cap	Mid Cap	Quality
Investment Income:	Growth	Growth	Growth

Interest income	$—	$—	$67,736
Dividend income	245,735	681,155	3,500,923
Dividend income from affiliates	1,237	1,853	7,575
Foreign tax withholding	(1,953)	(890)	—
Income from securities lending	131,646	32,520	38,825
Other income	2	—	36,347

Total Investment Income	376,667	714,638	3,651,406

Expenses:
Investment advisory fees	321,828	720,422	2,662,122
Administration fees	79,922	156,570	578,577
Distribution servicing fees - Class A Shares	20,670	37,366	160,920
Distribution servicing fees - Class B Shares	3,002	10,009	18,193
Distribution servicing fees - Class C Shares	1,022	3,617	8,820
Administrative servicing fees - Class C Shares	341	1,205	2,940
Administrative servicing fees - Select Shares	NA	NA	NA
Administrative servicing fees - Preferred Shares	NA	NA	NA
Administrative servicing fees - Trust Shares	NA	NA	NA
Accounting fees	64,257	64,781	101,847
Registration and filing fees	38,151	39,317	40,415
Transfer and dividend disbursing agent fees	39,865	81,489	248,307
Custody fees	3,947	4,789	8,238
Trustees’ fees and expenses	2,660	4,814	17,541
Professional fees	18,289	18,407	23,482
Printing expense	8,090	14,777	52,045
Interest expense	—	—	—
Dividends on securities sold short	—	—	—
Other expenses	4,937	7,958	24,082

Total expenses	606,981	1,165,521	3,947,529

Less: Waiver and/or reimbursement from Advisor and/or affiliates	(101,721)	(276,611)	(229,345)

Net Expenses	505,260	888,910	3,718,184

Net Investment Income/(Loss)	(128,593)	(174,272)	(66,778)

Realized and Unrealized Gains/(Losses) from Investments and Futures:
Net realized gains on investment transactions	12,153,734	19,849,843	39,046,125
Net realized loss on securities sold short	—	—	—
Net realized gains on futures transactions	—	—	—
Change in unrealized appreciation/(depreciation) on investments and futures	(143,144)	8,021,707	38,646,256
Settlement with Prime Broker@	—	—	—

Net realized and unrealized gains on investments and futures	12,010,590	27,871,550	77,692,381

Change in net assets resulting from operations	$11,881,997	$27,697,278	$77,625,603

*	Includes unrealized appreciation/(depreciation) of $23,818 on affiliated positions.
@	See Note 16.

See notes to financial statements.

Fifth Third Funds
Statements of Operations
For the year ended July 31, 2011

				Disciplined	Structured
Dividend	Micro Cap	Small Cap	All Cap	Large Cap	Large Cap	Equity
Growth	Value	Value	Value	Value	Plus	Index

$—	$—	$—	$—	$—	$—	$—
134,813	602,811	1,280,222	2,710,692	6,490,757	2,229,770	6,693,040
89	3,294	2,457	2,326	2,598	1,672	14,011
1,125	—	—	(3,738)	(7,862)	(1,933)	(525)
1,834	—	—	22,674	22,796	—	49,565
—	—	—	—	—	—	38

137,861	606,105	1,282,679	2,731,954	6,508,289	2,229,509	6,756,129

51,759	477,339	644,654	1,223,058	1,966,316	610,936	1,030,174
11,265	83,018	124,526	212,951	427,898	151,732	597,973
5,168	45,175	5,847	84,576	28,490	13,463	106,744
600	7,757	5,859	35,296	10,982	1,738	11,957
1,197	33,726	11,646	29,470	3,522	332	8,524
399	11,242	3,882	9,824	1,174	111	2,842
NA	NA	NA	NA	NA	NA	7,751
NA	NA	NA	NA	NA	NA	127,311
NA	NA	NA	NA	NA	NA	64,169
64,356	65,836	64,636	65,184	83,348	69,192	149,279
37,304	40,873	40,817	40,309	40,859	33,707	42,219
21,879	80,816	22,219	157,933	74,096	37,631	79,580
3,417	15,536	12,226	12,186	12,281	6,328	11,093
437	2,301	3,886	6,918	14,790	4,916	18,257
16,706	28,309	28,619	19,216	21,683	34,361	26,149
4,836	17,707	9,953	26,407	17,317	6,653	18,580
—	—	—	—	—	237,522	—
—	—	—	—	—	277,665	—
2,343	5,049	14,422	10,919	23,371	7,705	54,495

221,666	914,684	993,192	1,934,247	2,726,127	1,493,992	2,357,097

(167,071)	(171,739)	(169,327)	(568,721)	(583,660)	(262,197)	(1,375,355)

54,595	742,945	823,865	1,365,526	2,142,467	1,231,795	981,742

83,266	(136,840)	458,814	1,366,428	4,365,822	997,714	5,774,387

719,925	3,700,771	13,003,838	7,254,568	37,883,285	10,351,686	882,285
—	—	—	—	—	(615,174)	—
—	—	—	—	—	645,496	2,848,517
331,777	2,272,879	629,283	10,673,739	(2,382,971)	8,432,889	47,987,175 *
—	—	—	—	—	500,000	—

1,051,702	5,973,650	13,633,121	17,928,307	35,500,314	19,314,897	51,717,977

$1,134,968	$5,836,810	$14,091,935	$19,294,735	$39,866,136	$20,312,611	$57,492,364

See notes to financial statements.

Fifth Third Funds
Statements of Operations
For the year ended July 31, 2011

	International	Strategic	LifeModel
Investment Income:	Equity	Income	AggressiveSM

Interest income	$—	$2,838,386	$—
Dividend income	8,001,831	5,328,984	—
Dividend income from affiliates	4,515	3,881	1,573,967
Foreign tax withholding	(608,247)	(15,470)	—
Income from securities lending	176,913	19,531	—
Other income	—	—	—

Total Investment Income	7,575,012	8,175,312	1,573,967

Expenses:
Investment advisory fees	2,235,154	1,361,263	173,759
Administration fees	389,147	237,046	201,704
Distribution servicing fees - Class A Shares	27,032	55,979	67,208
Distribution servicing fees - Class B Shares	4,908	6,928	64,352
Distribution servicing fees - Class C Shares	2,263	108,681	9,714
Administrative servicing fees - Class C Shares	755	36,227	3,238
Accounting fees	97,916	71,192	61,468
Registration and filing fees	37,832	42,318	43,076
Transfer and dividend disbursing agent fees	65,374	77,012	97,980
Custody fees	115,723	10,844	2,528
Trustees’ fees and expenses	13,378	6,535	6,276
Professional fees	26,150	25,432	17,323
Printing expense	18,297	15,601	26,229
Interest expense	16,797	—	—
Other expenses	18,739	9,811	9,260

Total expenses	3,069,465	2,064,869	784,115

Less: Waiver and/or reimbursement from Advisor and/or affiliates	(424,929)	(802,633)	(546,930)

Net Expenses	2,644,536	1,262,236	237,185

Net Investment Income	4,930,476	6,913,076	1,336,782

Realized and Unrealized Gains/(Losses) from Investments, Futures,
Swaps and Foreign Currency:
Net realized gains/(losses) on investments, swaps and
foreign currency transactions	36,948,737	150,705	(8,448,887	)†
Net realized gains/(losses) on futures transactions	927,400	(161,877)	—
Change in unrealized appreciation/(depreciation) on investments,
futures, swaps and foreign currency translations	(2,770,813)	5,237,406	30,098,082	*

Net realized and unrealized gains on investments, futures, swaps and
foreign currency translations	35,105,324	5,226,234	21,649,195

Change in net assets resulting from operations	$40,035,800	$12,139,310	$22,985,977

†	Represents realized gains/(losses) from investment transactions with affiliates.
*	Represents unrealized appreciation/(depreciation) on affiliated positions.

See notes to financial statements.

Fifth Third Funds
Statements of Operations
For the year ended July 31, 2011

LifeModel				LifeModel
Moderately		LifeModel		Moderately		LifeModel		High Yield	Total Return	Short Term
AggressiveSM		ModerateSM		ConservativeSM		ConservativeSM		Bond	Bond	Bond

$—		$—		$—		$—		$5,005,212	$11,928,620	$5,852,418
—		—		—		—		29,757	465,834	—
3,772,279		6,622,921		1,595,136		1,338,687		1,226	7,761	4,629
—		—		—		—		—	—	—
—		—		—		—		21,148	43,036	58,405
—		—		—		—		73,564	2,351,942	11,234

3,772,279		6,622,921		1,595,136		1,338,687		5,130,907	14,797,193	5,926,686

291,966		394,815		86,185		59,248		455,549	1,626,413	1,346,113
338,918		458,299		100,044		68,774		113,152	471,941	468,729
151,012		100,900		36,637		23,107		5,094	35,866	51,783
224,349		150,547		61,597		31,994		950	12,818	NA
23,256		21,376		7,725		7,919		15,098	5,506	69,768
7,752		7,125		2,575		2,640		5,033	1,835	23,256
70,487		84,287		61,373		61,357		73,570	101,090	85,754
42,388		42,245		41,765		42,001		40,246	41,165	39,760
213,343		124,278		37,961		20,805		16,651	60,627	108,411
3,892		5,553		2,685		2,365		5,516	22,982	12,883
10,645		14,380		3,110		2,166		3,478	16,005	15,406
19,041		20,428		16,205		15,743		24,334	25,188	25,460
44,527		42,312		10,577		7,444		4,458	12,424	19,223
—		—		—		—		—	—	—
14,415		20,073		5,779		4,378		5,731	24,582	20,721

1,455,991		1,486,618		474,218		349,941		768,860	2,458,442	2,287,267

(893,905)		(996,104)		(319,719)		(252,682)		(261,105)	(675,789)	(767,205)

562,086		490,514		154,499		97,259		507,755	1,782,653	1,520,062

3,210,193		6,132,407		1,440,637		1,241,428		4,623,152	13,014,540	4,406,624

(8,608,308	)†	(10,084,746	)†	(1,219,467	)†	(566,153	)†	2,250,433	(9,151,928)	1,909,203
—		—		—		—		—	225,929	80,122

39,104,690	*	42,291,398	*	7,296,276	*	3,299,342	*	356,410	16,217,536	(1,717,751)

30,496,382		32,206,652		6,076,809		2,733,189		2,606,843	7,291,537	271,574

$33,706,575		$38,339,059		$7,517,446		$3,974,617		$7,229,995	$20,306,077	$4,678,198

See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets

	Small Cap Growth		Mid Cap Growth

	Year	Year	Year	Year
	ended	ended	ended	ended
	July 31,	July 31,	July 31,	July 31,
	2011	2010	2011	2010

Change in Net Assets:
Operations:
Net investment income/(loss)	$(128,593)	$(238,913)	$(174,272)	$(273,623)
Net realized gains/(losses) on investment transactions	12,153,734	1,435,850	19,849,843	1,449,354
Net change in unrealized appreciation/(depreciation)
on investments	(143,144)	6,346,409	8,021,707	14,394,397

Change in net assets resulting from operations	11,881,997	7,543,346	27,697,278	15,570,128

Distributions to shareholders from net investment income:
Institutional Shares	—	—	—	—
Class A Shares	—	—	—	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—

Distributions to shareholders from net realized gains:
Institutional Shares	—	—	—	—
Class A Shares	—	—	—	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—

Change in net assets from shareholder distributions	—	—	—	—

Change in net assets from Fund share transactions	(16,082,720)	(14,817,804)	(22,926,266)	(29,446,176)

Change in net assets	(4,200,723)	(7,274,458)	4,771,012	(13,876,048)

Net Assets:
Beginning of year	43,411,982	50,686,440	82,097,415	95,973,463

End of year	$39,211,259	$43,411,982	$86,868,427	$82,097,415

Accumulated net investment income/(loss)	$(1,353)	$831	$—	$—

See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets

Quality Growth		Dividend Growth		Micro Cap Value		Small Cap Value

Year	Year	Year	Year	Year	Year	Year	Year
ended	ended	ended	ended	ended	ended	ended	ended
July 31,	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,
2011	2010	2011	2010	2011	2010	2011	2010

$(66,778)	$320,262	$83,266	$100,123	$(136,840)	$(115,934)	$458,814	$425,188
39,046,125	(2,576,331)	719,925	717,816	3,700,771	2,149,642	13,003,838	6,236,559

38,646,256	26,944,780	331,777	(5,625)	2,272,879	3,817,425	629,283	6,772,595

77,625,603	24,688,711	1,134,968	812,314	5,836,810	5,851,133	14,091,935	13,434,342

(326,845)	(670,279)	(60,120)	(72,626)	—	—	(259,540)	(437,145)
—	(103,652)	(26,011)	(22,829)	—	—	(4,844)	(6,203)
—	—	(311)	(528)	—	—	—	(50)
—	—	(1,041)	(805)	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(326,845)	(773,931)	(87,483)	(96,788)	—	—	(264,384)	(443,398)

(42,047,569)	(35,755,412)	(2,849,976)	(2,717,142)	7,980,317	2,593,370	(12,514,243)	(17,249,806)

35,251,189	(11,840,632)	(1,802,491)	(2,001,616)	13,817,127	8,444,503	1,313,308	(4,258,862)

294,243,760	306,084,392	7,322,318	9,323,934	36,718,130	28,273,627	63,222,358	67,481,220

$329,494,949	$294,243,760	$5,519,827	$7,322,318	$50,535,257	$36,718,130	$64,535,666	$63,222,358

$(1)	$326,830	$2,367	$7,144	$77,205	$104,349	$213,106	$23,535

See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets

	All Cap Value		Disciplined Large Cap Value

	Year	Year	Year	Year
	ended	ended	ended	ended
	July 31,	July 31,	July 31,	July 31,
	2011	2010	2011	2010

Change in Net Assets:
Operations:
Net investment income	$1,366,428	$1,356,997	$4,365,822	$5,429,328
Net realized gains/(losses) on investments, securities sold short,
swaps and foreign currency transactions	7,254,568	2,528,833	37,883,285	(5,500,460)
Net realized gains/(losses) on futures transactions	—	—	—	—
Net change in unrealized appreciation/(depreciation) on
investments, futures and foreign currency translations	10,673,739	11,629,827	(2,382,971)	35,907,658
Settlement with Prime Broker	—	—	—	—

Change in net assets resulting from operations	19,294,735	15,515,657	39,866,136	35,836,526

Distributions to shareholders from net investment income:
Institutional Shares	(985,217)	(968,813)	(4,352,367)	(4,858,389)
Class A Shares	(329,998)	(312,275)	(175,780)	(137,632)
Class B Shares	(13,798)	(16,412)	(8,399)	(8,078)
Class C Shares	(16,063)	(10,449)	(3,660)	(3,354)
Select Shares	NA	NA	NA	NA
Preferred Shares	NA	NA	NA	NA
Trust Shares	NA	NA	NA	NA

Distributions to shareholders from net realized gains:
Institutional Shares	—	—	—	—
Class A Shares	—	—	—	—
Class B Shares	—	—	—	—
Class C Shares	—	—	—	—
Select Shares	NA	NA	NA	NA
Preferred Shares	NA	NA	NA	NA
Trust Shares	NA	NA	NA	NA

Change in net assets from shareholder distributions	(1,345,076)	(1,307,949)	(4,540,206)	(5,007,453)

Change in net assets from Fund share transactions	(43,762,308)	(25,161,788)	(178,493,799)	(8,892,167)

Change in net assets	(25,812,649)	(10,954,080)	(143,167,869)	21,936,906

Net Assets:
Beginning of year	130,487,608	141,441,688	344,074,585	322,137,679

End of year	$104,674,959	$130,487,608	$200,906,716	$344,074,585

Accumulated net investment income/(loss)	$19,600	$58,666	$30,891	$511,351

See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets

Structured Large Cap Plus		Equity Index		International Equity		Strategic Income

Year	Year	Year	Year	Year	Year	Year	Year
ended	ended	ended	ended	ended	ended	ended	ended
July 31,	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,
2011	2010	2011	2010	2011	2010	2011	2010

$997,714	$825,859	$5,774,387	$5,009,917	$4,930,476	$5,416,984	$6,913,076	$4,867,857

9,736,512	(865,762)	882,285	11,320,404	36,948,737	(5,316,159)	150,705	(10,862,669)
645,496	648,758	2,848,517	1,581,425	927,400	527,091	(161,877)	381,659

8,432,889	8,909,224	47,987,175	18,119,289	(2,770,813)	10,115,634	5,237,406	22,108,887
500,000	—	—	—	—	—	—	—

20,312,611	9,518,079	57,492,364	36,031,035	40,035,800	10,743,550	12,139,310	16,495,734

(1,393,075)	(758,506)	(3,203,572)	(2,687,145)	(5,185,878)	(7,370,433)	(4,916,023)	(4,621,960)
(76,174)	(45,487)	(666,245)	(620,108)	(218,090)	(347,655)	(1,061,504)	(1,188,095)
(514)	(782)	(9,201)	(14,617)	(3,391)	(24,568)	(27,929)	(50,811)
(309)	(49)	(9,807)	(8,248)	(3,960)	(9,905)	(586,912)	(663,401)
NA	NA	(167,624)	(166,212)	NA	NA	NA	NA
NA	NA	(1,375,364)	(765,056)	NA	NA	NA	NA
NA	NA	(376,447)	(491,361)	NA	NA	NA	NA

—	—	(5,664,715)	—	—	—	—	—
—	—	(1,417,278)	—	—	—	—	—
—	—	(40,429)	—	—	—	—	—
—	—	(36,147)	—	—	—	—	—
NA	NA	(336,156)	—	NA	NA	NA	NA
NA	NA	(3,030,945)	—	NA	NA	NA	NA
NA	NA	(1,028,250)	—	NA	NA	NA	NA

(1,470,072)	(804,824)	(17,362,180)	(4,752,747)	(5,411,319)	(7,752,561)	(6,592,368)	(6,524,267)

(22,745,391)	(5,302,269)	43,206,348	(24,625,372)	(88,203,527)	(9,089,906)	45,812,777	21,395,293

(3,902,852)	3,410,986	83,336,532	6,652,916	(53,579,046)	(6,098,917)	51,359,719	31,366,760

82,206,238	78,795,252	273,428,106	266,775,190	240,978,811	247,077,728	113,500,572	82,133,812

$78,303,386	$82,206,238	$356,764,638	$273,428,106	$187,399,765	$240,978,811	$164,860,291	$113,500,572

$20,194	$(114,577)	$411,329	$515,236	$4,726,770	$5,203,861	$(122,295)	$(405,349)

See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets

	LifeModel AggressiveSM		LifeModel Moderately AggressiveSM

	Year	Year	Year	Year
	ended	ended	ended	ended
	July 31,	July 31,	July 31,	July 31,
	2011	2010	2011	2010

Change in Net Assets:
Operations:
Net investment income	$1,336,782	$1,428,616	$3,210,193	$3,654,670
Net realized gains/(losses) on investment transactions	(8,448,887)†	(8,176,294)†	(8,608,308)†	(15,621,783)†
Net change in unrealized appreciation/(depreciation) on
investments	30,098,082	18,039,616	39,104,690	30,860,782

Change in net assets resulting from operations	22,985,977	11,291,938	33,706,575	18,893,669

Distributions to shareholders from net investment income:
Institutional Shares	(1,010,470)	(1,097,085)	(1,980,502)	(2,318,425)
Class A Shares	(280,526)	(315,696)	(951,372)	(1,179,138)
Class B Shares	(39,539)	(58,076)	(193,949)	(291,455)
Class C Shares	(7,826)	(9,260)	(27,304)	(34,027)

Distributions to shareholders from net realized gains:
Institutional Shares	—	(1,114,385)	—	(477,367)
Class A Shares	—	(393,606)	—	(278,246)
Class B Shares	—	(111,638)	—	(118,921)
Class C Shares	—	(17,746)	—	(14,070)

Change in net assets from shareholder distributions	(1,338,361)	(3,117,492)	(3,153,127)	(4,711,649)

Change in net assets from Fund share transactions	(21,844,358)	(13,556,789)	(35,077,799)	(35,239,893)

Change in net assets	(196,742)	(5,382,343)	(4,524,351)	(21,057,873)

Net Assets:
Beginning of year	108,748,819	114,131,162	185,524,267	206,582,140

End of year	$108,552,077	$108,748,819	$180,999,916	$185,524,267

Accumulated net investment income/(loss)	$—	$—	$153,056	$95,668

† Represents realized gains/(losses) from investment transactions with affiliates.

See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets

LifeModel ModerateSM		LifeModel Moderately ConservativeSM		LifeModel ConservativeSM		High Yield Bond

Year	Year	Year	Year	Year	Year	Year	Year
ended	ended	ended	ended	ended	ended	ended	ended
July 31,	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,
2011	2010	2011	2010	2011	2010	2011	2010

$6,132,407	$7,097,234	$1,440,637	$1,667,219	$1,241,428	$1,433,528	$4,623,152	$4,060,962
(10,084,746)†	(28,779,913)†	(1,219,467)†	(3,442,427)†	(566,153)†	(2,458,751)†	2,250,433	847,511

42,291,398	48,852,320	7,296,276	7,580,436	3,299,342	4,894,486	356,410	4,408,684

38,339,059	27,169,641	7,517,446	5,805,228	3,974,617	3,869,263	7,229,995	9,317,157

(4,935,582)	(6,032,872)	(946,910)	(1,119,730)	(852,851)	(1,001,360)	(4,423,271)	(3,662,065)
(861,545)	(1,132,381)	(349,729)	(439,489)	(276,282)	(341,650)	(147,262)	(324,434)
(206,120)	(337,969)	(99,896)	(157,247)	(69,500)	(122,335)	(5,937)	(5,754)
(40,316)	(47,248)	(17,253)	(21,559)	(22,518)	(38,240)	(127,538)	(59,149)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(6,043,563)	(7,550,470)	(1,413,788)	(1,738,025)	(1,221,151)	(1,503,585)	(4,704,008)	(4,051,402)

(43,017,267)	(93,750,965)	(8,376,652)	(9,666,107)	(2,799,646)	(7,061,608)	5,196,478	(864,337)

(10,721,771)	(74,131,794)	(2,272,994)	(5,598,904)	(46,180)	(4,695,930)	7,722,465	4,401,418

255,815,102	329,946,896	56,479,104	62,078,008	38,961,556	43,657,486	56,426,235	52,024,817

$245,093,331	$255,815,102	$54,206,110	$56,479,104	$38,915,376	$38,961,556	$64,148,700	$56,426,235

$451,427	$362,140	$119,006	$92,062	$115,735	$95,391	$36,871	$48,577

See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets

	Total Return Bond		Short Term Bond

	Year	Year	Year	Year
	ended	ended	ended	ended
	July 31,	July 31,	July 31,	July 31,
	2011	2010	2011	2010

Change in Net Assets:
Operations:
Net investment income	$13,014,540	$14,791,313	$4,406,624	$5,984,834
Net realized gains/(losses) on investment, swaps and
foreign currency transactions	(9,151,928)	(23,601,658)	1,909,203	402,381
Net realized gains on futures transactions	225,929	1,511,743	80,122	101,297
Net change in unrealized appreciation/(depreciation) on
investments, futures, swaps and foreign currency translations	16,217,536	46,780,186	(1,717,751)	6,548,875

Change in net assets resulting from operations	20,306,077	39,481,584	4,678,198	13,037,387

Distributions to shareholders from net investment income:
Institutional Shares	(12,394,591)	(15,991,721)	(4,270,596)	(5,847,660)
Class A Shares	(661,174)	(719,728)	(315,830)	(346,310)
Class B Shares	(47,136)	(100,475)	NA	NA
Class C Shares	(27,790)	(30,279)	(73,310)	(72,659)

Distributions to shareholders from net realized gain:
Institutional Shares	—	—	—	—
Class A Shares	—	—	—	—
Class B Shares	—	—	NA	NA
Class C Shares	—	—	—	—

Change in net assets from shareholder distributions	(13,130,691)	(16,842,203)	(4,659,736)	(6,266,629)

Change in net assets from Fund share transactions	(54,267,809)	(135,395,426)	(41,475,688)	47,594,801

Change in net assets	(47,092,423)	(112,756,045)	(41,457,226)	54,365,559

Net Assets:
Beginning of year	293,163,632	405,919,677	286,505,330	232,139,771

End of year	$246,071,209	$293,163,632	$245,048,104	$286,505,330

Accumulated net investment income	$444,533	$104,203	$199,289	$184,019

See notes to financial statements.

This page intentionally left blank.

Fifth Third Funds
Statements of Changes in Net Assets, continued — Fund Share Transactions

	Small Cap Growth		Mid Cap Growth

	Year	Year	Year	Year
	ended	ended	ended	ended
	July 31,	July 31,	July 31,	July 31,
	2011	2010	2011	2010

Capital Transactions:
Institutional Shares
Shares issued	$5,056,586	$2,072,730	$7,076,046	$2,205,080
Dividends reinvested	—	—	—	—
Shares redeemed	(20,222,096)	(15,863,669)	(29,274,688)	(28,482,222)

Total Institutional Shares	(15,165,510)	(13,790,939)	(22,198,642)	(26,277,142)

Class A Shares
Shares issued	930,201	541,369	2,568,474	1,417,554
Dividends reinvested	—	—	—	—
Shares redeemed	(1,645,524)	(1,145,428)	(2,943,562)	(3,316,747)

Total Class A Shares	(715,323)	(604,059)	(375,088)	(1,899,193)

Class B Shares
Shares issued	—	—	11,836	14,964
Dividends reinvested	—	—	—	—
Shares redeemed	(202,419)	(274,056)	(575,258)	(1,100,283)

Total Class B Shares	(202,419)	(274,056)	(563,422)	(1,085,319)

Class C Shares
Shares issued	13,802	32,800	462,655	15,469
Dividends reinvested	—	—	—	—
Shares redeemed	(13,270)	(181,550)	(251,769)	(199,991)

Total Class C Shares	532	(148,750)	210,886	(184,522)

Change from capital transactions	$(16,082,720)	$(14,817,804)	$(22,926,266)	$(29,446,176)

Share Transactions:
Institutional Shares
Shares issued	647,282	301,372	619,029	265,594
Dividends reinvested	—	—	—	—
Shares redeemed	(2,346,200)	(2,315,606)	(2,710,990)	(3,465,929)

Total Institutional Shares	(1,698,918)	(2,014,234)	(2,091,961)	(3,200,335)

Class A Shares
Shares issued	113,311	84,780	239,204	180,019
Dividends reinvested	—	—	—	—
Shares redeemed	(204,897)	(179,956)	(284,221)	(426,984)

Total Class A Shares	(91,586)	(95,176)	(45,017)	(246,965)

Class B Shares
Shares issued	—	—	1,348	2,133
Dividends reinvested	—	—	—	—
Shares redeemed	(29,130)	(47,120)	(63,712)	(158,265)

Total Class B Shares	(29,130)	(47,120)	(62,364)	(156,132)

Class C Shares
Shares issued	1,927	5,855	51,753	2,444
Dividends reinvested	—	—	—	—
Shares redeemed	(1,894)	(32,450)	(27,439)	(30,802)

Total Class C Shares	33	(26,595)	24,314	(28,358)

Change from capital transactions	(1,819,601)	(2,183,125)	(2,175,028)	(3,631,790)

See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued — Fund Share Transactions

Quality Growth		Dividend Growth		Micro Cap Value		Small Cap Value

Year	Year	Year	Year	Year	Year	Year	Year
ended	ended	ended	ended	ended	ended	ended	ended
July 31,	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,
2011	2010	2011	2010	2011	2010	2011	2010

$50,749,376	$44,658,382	$153,352	$119,826	$11,073,408	$7,740,012	$13,152,538	$8,553,273
273,148	514,729	26,903	37,528	—	—	208,977	358,893
(82,868,622)	(68,160,882)	(2,719,786)	(2,507,900)	(9,224,987)	(7,375,958)	(25,777,881)	(27,173,421)

(31,846,098)	(22,987,771)	(2,539,531)	(2,350,546)	1,848,421	364,054	(12,416,366)	(18,261,255)

1,964,425	3,737,753	93,666	98,235	17,701,153	8,166,787	890,213	1,342,082
—	94,243	23,338	20,672	—	—	3,864	4,890
(10,174,045)	(11,838,172)	(349,454)	(420,999)	(13,195,011)	(5,790,067)	(1,610,129)	(602,863)

(8,209,620)	(8,006,176)	(232,450)	(302,092)	4,506,142	2,376,720	(716,052)	744,109

6,275	21,508	—	39,672	47,215	15,604	8,527	9,045
—	—	285	390	—	—	—	43
(1,708,885)	(4,151,370)	(43,963)	(97,172)	(638,383)	(1,288,588)	(109,295)	(114,657)

(1,702,610)	(4,129,862)	(43,678)	(57,110)	(591,168)	(1,272,984)	(100,768)	(105,569)

16,498	129,936	22,510	6,040	3,123,538	1,727,363	1,154,879	528,529
—	—	784	680	—	—	—	—
(305,739)	(761,539)	(57,611)	(14,114)	(906,616)	(601,783)	(435,936)	(155,620)

(289,241)	(631,603)	(34,317)	(7,394)	2,216,922	1,125,580	718,943	372,909

$(42,047,569)	$(35,755,412)	$(2,849,976)	$(2,717,142)	$7,980,317	$2,593,370	$(12,514,243)	$(17,249,806)

3,352,424	3,196,783	6,667	5,901	2,412,778	2,050,824	752,656	528,233
17,061	36,096	1,215	1,881	—	—	10,987	22,529
(5,287,158)	(4,994,965)	(122,705)	(131,438)	(2,083,181)	(2,008,471)	(1,350,992)	(1,744,014)

(1,917,673)	(1,762,086)	(114,823)	(123,656)	329,597	42,353	(587,349)	(1,193,252)

130,960	283,474	4,175	5,124	4,166,699	2,398,008	50,007	81,304
—	6,800	1,058	1,057	—	—	206	310
(667,657)	(891,015)	(15,956)	(21,495)	(3,101,380)	(1,678,691)	(87,065)	(38,431)

(536,697)	(600,741)	(10,723)	(15,314)	1,065,319	719,317	(36,852)	43,183

485	1,775	—	2,221	15,261	5,392	473	647
—	—	14	21	—	—	—	3
(125,049)	(338,462)	(2,010)	(5,036)	(179,725)	(411,777)	(6,500)	(7,779)

(124,564)	(336,687)	(1,996)	(2,794)	(164,464)	(406,385)	(6,027)	(7,129)

1,180	11,659	1,097	325	830,828	552,934	67,574	33,001
—	—	38	37	—	—	—	—
(22,459)	(64,284)	(2,837)	(770)	(238,352)	(200,440)	(23,384)	(10,503)

(21,279)	(52,625)	(1,702)	(408)	592,476	352,494	44,190	22,498

(2,600,213)	(2,752,139)	(129,244)	(142,172)	1,822,928	707,779	(586,038)	(1,134,700)

See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued — Fund Share Transactions

	All Cap Value		Disciplined Large Cap Value

	Year	Year	Year	Year
	ended	ended	ended	ended
	July 31,	July 31,	July 31,	July 31,
	2011	2010	2011	2010

Capital Transactions:
Institutional Shares
Shares issued	$19,526,242	$16,121,009	$31,397,826	$88,159,186
Dividends reinvested	757,318	697,602	3,059,191	2,751,348
Shares redeemed	(48,177,457)	(33,553,538)	(210,022,647)	(97,340,727)

Total Institutional Shares	(27,893,897)	(16,734,927)	(175,565,630)	(6,430,193)

Class A Shares
Shares issued	3,297,762	12,330,900	1,945,108	1,828,983
Dividends reinvested	291,783	259,198	158,133	122,374
Shares redeemed	(16,467,176)	(13,601,105)	(4,149,379)	(3,251,984)

Total Class A Shares	(12,877,631)	(1,011,007)	(2,046,138)	(1,300,627)

Class B Shares
Shares issued	9,045	119,089	58,730	64,868
Dividends reinvested	12,125	15,221	6,581	6,621
Shares redeemed	(2,066,208)	(5,978,670)	(667,595)	(960,304)

Total Class B Shares	(2,045,038)	(5,844,360)	(602,284)	(888,815)

Class C Shares
Shares issued	724,626	342,213	55,592	73,749
Dividends reinvested	7,860	5,625	2,103	1,820
Shares redeemed	(1,678,228)	(1,919,332)	(337,442)	(348,101)

Total Class C Shares	(945,742)	(1,571,494)	(279,747)	(272,532)

Select Shares
Shares issued	NA	NA	NA	NA
Dividends reinvested	NA	NA	NA	NA
Shares redeemed	NA	NA	NA	NA

Total Select Shares	NA	NA	NA	NA

Preferred Shares
Shares issued	NA	NA	NA	NA
Dividends reinvested	NA	NA	NA	NA
Shares redeemed	NA	NA	NA	NA

Total Preferred Shares	NA	NA	NA	NA

Trust Shares
Shares issued	NA	NA	NA	NA
Dividends reinvested	NA	NA	NA	NA
Shares redeemed	NA	NA	NA	NA

Total Trust Shares	NA	NA	NA	NA

Change from capital transactions	$(43,762,308)	$(25,161,788)	$(178,493,799)	$(8,892,167)

See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued — Fund Share Transactions

Structured Large Cap Plus		Equity Index		International Equity		Strategic Income

Year	Year	Year	Year	Year	Year	Year	Year
ended	ended	ended	ended	ended	ended	ended	ended
July 31,	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,
2011	2010	2011	2010	2011	2010	2011	2010

$23,356	$5,104	$67,036,390	$43,266,406	$13,473,708	$42,020,493	$64,778,528	$32,416,332
1,335,143	697,372	8,627,624	2,397,386	4,380,017	5,885,297	1,204,529	630,186
(23,151,893)	(4,647,856)	(57,312,649)	(54,940,284)	(104,223,758)	(54,689,066)	(28,618,649)	(18,803,382)

(21,793,394)	(3,945,380)	18,351,365	(9,276,492)	(86,370,033)	(6,783,276)	37,364,408	14,243,136

122,888	88,297	13,309,035	10,113,396	814,534	2,426,126	10,836,097	9,067,430
72,392	42,664	2,017,734	599,708	203,874	322,237	680,398	752,488
(983,635)	(1,361,156)	(12,710,659)	(19,979,852)	(2,471,936)	(4,553,560)	(6,543,751)	(5,504,354)

(788,355)	(1,230,195)	2,616,110	(9,266,748)	(1,453,528)	(1,805,197)	4,972,744	4,315,564

–	16,174	2,665	37,512	15,389	25,475	71,671	46,809
309	552	45,713	12,710	2,404	17,500	14,332	24,830
(159,881)	(167,800)	(642,590)	(905,136)	(317,523)	(470,608)	(331,767)	(195,295)

(159,572)	(151,074)	(594,212)	(854,914)	(299,730)	(427,633)	(245,764)	(123,656)

41,053	38,174	595,873	301,384	3,918	12,974	6,073,962	4,651,725
70	16	29,304	5,964	3,538	8,822	395,265	477,313
(45,193)	(13,810)	(475,460)	(885,656)	(87,692)	(95,596)	(2,747,838)	(2,168,789)

(4,070)	24,380	149,717	(578,308)	(80,236)	(73,800)	3,721,389	2,960,249

NA	NA	4,197,419	1,593,996	NA	NA	NA	NA
NA	NA	472,301	135,552	NA	NA	NA	NA
NA	NA	(3,724,267)	(3,774,743)	NA	NA	NA	NA

NA	NA	945,453	(2,045,195)	NA	NA	NA	NA

NA	NA	64,318,212	18,090,698	NA	NA	NA	NA
NA	NA	4,354,486	734,972	NA	NA	NA	NA
NA	NA	(28,756,816)	(22,680,902)	NA	NA	NA	NA

NA	NA	39,915,882	(3,855,232)	NA	NA	NA	NA

NA	NA	448,694	7,603,385	NA	NA	NA	NA
NA	NA	1,121,763	167,312	NA	NA	NA	NA
NA	NA	(19,748,424)	(6,519,180)	NA	NA	NA	NA

NA	NA	(18,177,967)	1,251,517	NA	NA	NA	NA

$(22,745,391)	$(5,302,269)	$43,206,348	$(24,625,372)	$(88,203,527)	$(9,089,906)	$45,812,777	$21,395,293

See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued — Fund Share Transactions

	All Cap Value		Disciplined Large Cap Value

	Year	Year	Year	Year
	ended	ended	ended	ended
	July 31,	July 31,	July 31,	July 31,
	2011	2010	2011	2010

Share Transactions:
Institutional Shares
Shares issued	1,219,098	1,149,670	2,932,670	9,159,830
Dividends reinvested	48,233	49,823	291,227	290,640
Shares redeemed	(3,123,144)	(2,421,387)	(20,815,447)	(10,330,448)

Total Institutional Shares	(1,855,813)	(1,221,894)	(17,591,550)	(879,978)

Class A Shares
Shares issued	217,775	893,487	181,066	194,737
Dividends reinvested	18,981	18,849	15,034	12,958
Shares redeemed	(1,088,658)	(996,795)	(389,773)	(345,755)

Total Class A Shares	(851,902)	(84,459)	(193,673)	(138,060)

Class B Shares
Shares issued	610	8,860	5,280	7,007
Dividends reinvested	843	1,179	625	691
Shares redeemed	(143,827)	(454,862)	(63,150)	(100,297)

Total Class B Shares	(142,374)	(444,823)	(57,245)	(92,599)

Class C Shares
Shares issued	49,047	26,735	5,061	7,907
Dividends reinvested	546	434	203	195
Shares redeemed	(117,800)	(148,845)	(33,160)	(37,525)

Total Class C Shares	(68,207)	(121,676)	(27,896)	(29,423)

Select Shares
Shares issued	NA	NA	NA	NA
Dividends reinvested	NA	NA	NA	NA
Shares redeemed	NA	NA	NA	NA

Total Select Shares	NA	NA	NA	NA

Preferred Shares
Shares issued	NA	NA	NA	NA
Dividends reinvested	NA	NA	NA	NA
Shares redeemed	NA	NA	NA	NA

Total Preferred Shares	NA	NA	NA	NA

Trust Shares
Shares issued	NA	NA	NA	NA
Dividends reinvested	NA	NA	NA	NA
Shares redeemed	NA	NA	NA	NA

Total Trust Shares	NA	NA	NA	NA

Change from capital transactions	(2,918,296)	(1,872,852)	(17,870,364)	(1,140,060)

See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued — Fund Share Transactions

Structured Large Cap Plus		Equity Index		International Equity		Strategic Income

Year	Year	Year	Year	Year	Year	Year	Year
ended	ended	ended	ended	ended	ended	ended	ended
July 31,	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,
2011	2010	2011	2010	2011	2010	2011	2010

1,824	553	2,853,315	2,063,306	1,606,141	5,445,236	6,226,704	3,309,056
120,068	69,639	378,349	114,010	529,628	761,358	115,044	65,176
(1,898,186)	(475,947)	(2,444,183)	(2,632,684)	(12,504,750)	(7,203,423)	(2,764,055)	(1,955,096)

(1,776,294)	(405,755)	787,481	(455,368)	(10,368,981)	(996,829)	3,577,693	1,419,136

10,956	9,141	574,178	484,122	98,542	316,434	1,046,607	933,700
6,606	4,330	88,947	28,634	24,652	41,687	65,513	78,150
(86,184)	(139,309)	(547,440)	(956,235)	(298,404)	(588,060)	(631,699)	(566,040)

(68,622)	(125,838)	115,685	(443,479)	(175,210)	(229,939)	480,421	445,810

–	1,711	114	1,818	1,885	3,380	6,908	4,822
29	59	2,040	605	295	2,315	1,381	2,587
(14,249)	(17,264)	(27,938)	(43,012)	(39,354)	(64,494)	(31,848)	(20,278)

(14,220)	(15,494)	(25,784)	(40,589)	(37,174)	(58,799)	(23,559)	(12,869)

3,285	3,832	25,268	14,788	508	1,817	590,737	482,004
7	2	1,308	286	457	1,219	38,443	50,053
(3,823)	(1,430)	(20,523)	(43,440)	(11,306)	(13,383)	(268,525)	(225,635)

(531)	2,404	6,053	(28,366)	(10,341)	(10,347)	360,655	306,422

NA	NA	175,805	77,040	NA	NA	NA	NA
NA	NA	20,774	6,451	NA	NA	NA	NA
NA	NA	(160,460)	(180,567)	NA	NA	NA	NA

NA	NA	36,119	(97,076)	NA	NA	NA	NA

NA	NA	2,840,779	864,196	NA	NA	NA	NA
NA	NA	190,945	34,899	NA	NA	NA	NA
NA	NA	(1,230,505)	(1,079,920)	NA	NA	NA	NA

NA	NA	1,801,219	(180,825)	NA	NA	NA	NA

NA	NA	18,521	371,468	NA	NA	NA	NA
NA	NA	49,704	7,884	NA	NA	NA	NA
NA	NA	(832,599)	(315,311)	NA	NA	NA	NA

NA	NA	(764,374)	64,041	NA	NA	NA	NA

(1,859,667)	(544,683)	1,956,399	(1,181,662)	(10,591,706)	(1,295,914)	4,395,210	2,158,499

See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued — Fund Share Transactions

	LifeModel AggressiveSM		LifeModel Moderately AggressiveSM

	Year	Year	Year	Year
	ended	ended	ended	ended
	July 31,	July 31,	July 31,	July 31,
	2011	2010	2011	2010

Capital Transactions:
Institutional Shares
Shares issued	$18,639,433	$17,755,836	$23,301,906	$20,207,462
Dividends reinvested	997,523	2,193,392	1,928,668	2,666,135
Shares redeemed	(34,015,292)	(26,309,200)	(41,216,979)	(39,860,711)

Total Institutional Shares	(14,378,336)	(6,359,972)	(15,986,405)	(16,987,114)

Class A Shares
Shares issued	3,240,105	3,052,723	7,435,443	17,824,534
Dividends reinvested	255,506	642,542	861,075	1,327,800
Shares redeemed	(7,820,423)	(8,868,044)	(17,299,312)	(31,248,778)

Total Class A Shares	(4,324,812)	(5,172,779)	(9,002,794)	(12,096,444)

Class B Shares
Shares issued	237	15,708	27,970	81,246
Dividends reinvested	36,556	156,117	177,225	371,915
Shares redeemed	(2,775,279)	(1,954,170)	(9,892,059)	(6,000,637)

Total Class B Shares	(2,738,486)	(1,782,345)	(9,686,864)	(5,547,476)

Class C Shares
Shares issued	97,149	58,901	84,711	281,007
Dividends reinvested	7,080	22,786	22,301	39,611
Shares redeemed	(506,953)	(323,380)	(508,748)	(929,477)

Total Class C Shares	(402,724)	(241,693)	(401,736)	(608,859)

Change from capital transactions	$(21,844,358)	$(13,556,789)	$(35,077,799)	$(35,239,893)

Share Transactions:
Institutional Shares
Shares issued	1,740,614	1,884,239	2,150,912	2,061,211
Dividends reinvested	92,303	232,177	175,329	272,054
Shares redeemed	(3,158,405)	(2,803,959)	(3,752,437)	(4,099,714)

Total Institutional Shares	(1,325,488)	(687,543)	(1,426,196)	(1,766,449)

Class A Shares
Shares issued	298,980	324,047	668,974	1,796,634
Dividends reinvested	23,912	68,483	78,417	135,429
Shares redeemed	(722,459)	(949,548)	(1,572,158)	(3,155,917)

Total Class A Shares	(399,567)	(557,018)	(824,767)	(1,223,854)

Class B Shares
Shares issued	23	1,726	2,587	8,444
Dividends reinvested	3,575	17,260	16,450	38,216
Shares redeemed	(265,636)	(215,135)	(908,406)	(620,721)

Total Class B Shares	(262,038)	(196,149)	(889,369)	(574,061)

Class C Shares
Shares issued	9,375	6,531	7,722	28,371
Dividends reinvested	692	2,521	2,064	4,067
Shares redeemed	(47,155)	(36,277)	(47,473)	(96,673)

Total Class C Shares	(37,088)	(27,225)	(37,687)	(64,235)

Change from capital transactions	(2,024,181)	(1,467,935)	(3,178,019)	(3,628,599)

See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued — Fund Share Transactions

LifeModel ModerateSM		LifeModel Moderately ConservativeSM		LifeModel ConservativeSM		High Yield Bond

Year	Year	Year	Year	Year	Year	Year	Year
ended	ended	ended	ended	ended	ended	ended	ended
July 31,	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,	July 31,
2011	2010	2011	2010	2011	2010	2011	2010

$34,521,168	$29,308,561	$13,185,332	$7,311,360	$11,048,987	$9,312,321	$39,998,940	$32,102,783
4,847,018	5,918,123	912,662	1,064,811	847,073	990,752	1,164,919	1,423,518
(67,578,347)	(112,859,457)	(16,671,246)	(13,218,920)	(11,592,847)	(14,685,122)	(37,952,730)	(31,831,214)

(28,210,161)	(77,632,773)	(2,573,252)	(4,842,749)	303,213	(4,382,049)	3,211,129	1,695,087

6,074,145	4,057,029	2,507,607	1,582,428	2,455,669	1,277,524	2,942,933	7,635,221
771,128	1,027,393	315,017	395,547	250,758	312,322	87,353	61,323
(13,696,940)	(16,620,075)	(5,026,341)	(4,885,902)	(3,157,820)	(2,438,919)	(1,933,577)	(11,505,402)

(6,851,667)	(11,535,653)	(2,203,717)	(2,907,927)	(451,393)	(849,073)	1,096,709	(3,808,858)

82,856	187,288	18,316	5,800	69,745	51,805	5,524	43,933
185,957	302,290	86,819	137,687	56,877	101,481	1,121	1,402
(8,025,974)	(4,899,318)	(3,576,346)	(1,722,601)	(2,159,756)	(1,476,725)	(15,089)	(33,541)

(7,757,161)	(4,409,740)	(3,471,211)	(1,579,114)	(2,033,134)	(1,323,439)	(8,444)	11,794

185,100	268,339	53,198	21,004	4,596	23,933	1,018,241	1,265,315
32,126	39,735	14,902	17,980	18,546	28,552	50,981	33,913
(415,504)	(480,873)	(196,572)	(375,301)	(641,474)	(559,532)	(172,138)	(61,588)

(198,278)	(172,799)	(128,472)	(336,317)	(618,332)	(507,047)	897,084	1,237,640

$(43,017,267)	$(93,750,965)	$(8,376,652)	$(9,666,107)	$(2,799,646)	$(7,061,608)	$5,196,478	$(864,337)

3,357,280	3,067,058	1,369,667	827,668	1,153,932	1,020,200	4,019,504	3,421,251
462,050	621,892	95,171	121,022	88,090	109,223	117,619	152,926
(6,454,224)	(11,991,192)	(1,725,401)	(1,502,450)	(1,201,394)	(1,613,287)	(3,800,177)	(3,418,401)

(2,634,894)	(8,302,242)	(260,563)	(553,760)	40,628	(483,864)	336,946	155,776

575,051	425,461	259,957	178,890	254,367	140,225	296,600	832,629
73,673	107,930	32,911	45,025	26,121	34,488	8,814	6,564
(1,303,445)	(1,741,987)	(530,473)	(556,570)	(333,058)	(266,887)	(195,998)	(1,230,704)

(654,721)	(1,208,596)	(237,605)	(332,655)	(52,570)	(92,174)	109,416	(391,511)

7,959	19,754	1,945	661	7,232	5,837	559	4,699
17,923	31,893	9,137	15,717	5,965	11,253	114	150
(769,149)	(516,132)	(374,318)	(196,721)	(225,157)	(163,020)	(1,503)	(3,609)

(743,267)	(464,485)	(363,236)	(180,343)	(211,960)	(145,930)	(830)	1,240

17,895	27,975	5,451	2,327	480	2,622	102,943	136,094
3,082	4,190	1,561	2,051	1,940	3,160	5,160	3,609
(39,949)	(51,188)	(20,450)	(42,839)	(67,105)	(62,878)	(17,243)	(6,488)

(18,972)	(19,023)	(13,438)	(38,461)	(64,685)	(57,096)	90,860	133,215

(4,051,854)	(9,994,346)	(874,842)	(1,105,219)	(288,587)	(779,064)	536,392	(101,280)

See notes to financial statements.

Fifth Third Funds
Statements of Changes in Net Assets, continued — Fund Share Transactions

	Total Return Bond		Short Term Bond

	Year	Year	Year	Year
	ended	ended	ended	ended
	July 31,	July 31,	July 31,	July 31,
	2011	2010	2011	2010

Capital Transactions:
Institutional Shares
Shares issued	$46,132,328	$21,481,489	$51,207,673	$105,539,821
Dividends reinvested	9,360,031	11,764,448	1,932,461	2,773,302
Shares redeemed	(106,966,599)	(165,701,764)	(86,209,071)	(85,375,561)

Total Institutional Shares	(51,474,240)	(132,455,827)	(33,068,937)	22,937,562

Class A Shares
Shares issued	1,350,981	2,119,658	6,411,233	33,923,197
Dividends reinvested	539,762	582,431	252,978	223,449
Shares redeemed	(3,411,276)	(4,430,450)	(12,663,562)	(18,764,483)

Total Class A Shares	(1,520,533)	(1,728,361)	(5,999,351)	15,382,163

Class B Shares
Shares issued	67,211	294,023	NA	NA
Dividends reinvested	36,092	71,727	NA	NA
Shares redeemed	(1,137,285)	(1,642,970)	NA	NA

Total Class B Shares	(1,033,982)	(1,277,220)	NA	NA

Class C Shares
Shares issued	41,728	192,416	1,594,201	9,642,820
Dividends reinvested	24,317	29,588	41,833	42,593
Shares redeemed	(305,099)	(156,022)	(4,043,434)	(410,337)

Total Class C Shares	(239,054)	65,982	(2,407,400)	9,275,076

Change from capital transactions	$(54,267,809)	$(135,395,426)	$(41,475,688)	$47,594,801

Share Transactions:
Institutional Shares
Shares issued	5,132,823	2,437,747	5,341,361	11,116,718
Dividends reinvested	1,035,907	1,341,405	201,741	292,734
Shares redeemed	(11,896,091)	(18,916,805)	(8,994,274)	(8,984,161)

Total Institutional Shares	(5,727,361)	(15,137,653)	(3,451,172)	2,425,291

Class A Shares
Shares issued	149,660	241,518	668,622	3,582,327
Dividends reinvested	59,768	66,366	26,427	23,551
Shares redeemed	(377,785)	(505,394)	(1,322,903)	(1,978,057)

Total Class A Shares	(168,357)	(197,510)	(627,854)	1,627,821

Class B Shares
Shares issued	7,383	33,642	NA	NA
Dividends reinvested	3,995	8,170	NA	NA
Shares redeemed	(125,739)	(186,466)	NA	NA

Total Class B Shares	(114,361)	(144,654)	NA	NA

Class C Shares
Shares issued	4,631	21,610	166,753	1,018,756
Dividends reinvested	2,688	3,365	4,378	4,494
Shares redeemed	(33,696)	(17,765)	(423,229)	(43,159)

Total Class C Shares	(26,377)	7,210	(252,098)	980,091

Change from capital transactions	(6,036,456)	(15,472,607)	(4,331,124)	5,033,203

See notes to financial statements.

Fifth Third Funds
Statement of Cash Flows
For the year ended July 31, 2011

Structured Large Cap Plus

Increase (Decrease) in Cash:

Cash flows from operating activities:
Net increase in net assets from operations	$20,312,611

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of long-term securities	(107,842,088)
Proceeds from sales of long-term securities	134,882,514
Proceeds from short-term investment securities, net	885,882
Proceeds from securities sold short	57,889,422
Buys to cover for securities sold short	(63,361,286)
Decrease in deposits with brokers for futures contracts	102,500
Decrease in dividends receivable	27,576
Increase in other assets	(540)
Proceeds from futures transactions	593,856
Decrease in payable for investments purchased	(197)
Increase in payable to Advisor	1,877
Increase in distribution and administrative servicing fee payable	70
Increase in dividends payable on securities sold short	11,103
Decrease in other liabilities	(9,238)
Unrealized appreciation on investments	(8,432,889)
Net realized gain on investments	(10,882,008)

Net cash received from operating activities	24,179,165

Cash flows from financing activities:
Cash distributions paid *	(62,158)
Proceeds from shares sold	187,297
Payment on shares redeemed	(24,336,793)

Net cash used for financing activities	(24,211,654)

Net Decrease in Cash	(32,489)

Cash and Foreign Currency:
Beginning of year	32,489

End of year	$0

Supplemental disclosure of cash flow information:
Interest paid	$536,327

* Noncash financing activities not included herein consist of reinvestment of dividends of $1,407,914.

See notes to financial statements.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations				Less Dividends and Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) from Investment Transactions	Change in Net Assets Resulting from Operations	Net Investment Income	Net Realized Gains

Small Cap Growth Institutional Shares
Year ended 7/31/11	$7.04	(0.02	)Δ	1.99	1.97	—	—
Year ended 7/31/10	$6.08	(0.03	)Δ	0.99	0.96	—	—
Year ended 7/31/09	$8.09	(0.03	)Δ	(1.98)	(2.01)	—	—
Year ended 7/31/08	$13.42	(0.06	)Δ	(0.77)	(0.83)	—	(4.50)
Year ended 7/31/07	$14.10	(0.08	)Δ	2.64	2.56	—	(3.24)

Small Cap Growth Class A Shares
Year ended 7/31/11	$6.54	(0.04	)Δ	1.84	1.80	—	—
Year ended 7/31/10	$5.66	(0.04	)Δ	0.92	0.88	—	—
Year ended 7/31/09	$7.54	(0.04	)Δ	(1.84)	(1.88)	—	—
Year ended 7/31/08	$12.84	(0.08	)Δ	(0.72)	(0.80)	—	(4.50)
Year ended 7/31/07	$13.65	(0.11	)Δ	2.54	2.43	—	(3.24)

Small Cap Growth Class B Shares
Year ended 7/31/11	$5.91	(0.09	)Δ	1.66	1.57	—	—
Year ended 7/31/10	$5.15	(0.08	)Δ	0.84	0.76	—	—
Year ended 7/31/09	$6.92	(0.07	)Δ	(1.70)	(1.77)	—	—
Year ended 7/31/08	$12.21	(0.14	)Δ	(0.65)	(0.79)	—	(4.50)
Year ended 7/31/07	$13.21	(0.20	)Δ	2.44	2.24	—	(3.24)

Small Cap Growth Class C Shares
Year ended 7/31/11	$5.90	(0.09	)Δ	1.66	1.57	—	—
Year ended 7/31/10	$5.16	(0.08	)Δ	0.82	0.74	—	—
Year ended 7/31/09	$6.93	(0.07	)Δ	(1.70)	(1.77)	—	—
Year ended 7/31/08	$12.23	(0.14	)Δ	(0.66)	(0.80)	—	(4.50)
Year ended 7/31/07	$13.23	(0.20	)Δ	2.44	2.24	—	(3.24)

Mid Cap Growth Institutional Shares
Year ended 7/31/11	$8.66	(0.01	)Δ	3.24	3.23	—	—
Year ended 7/31/10	$7.34	(0.02	)Δ	1.34	1.32	—	—
Year ended 7/31/09	$12.03	(0.01	)Δ	(3.27)	(3.28)	—	(1.41)
Year ended 7/31/08	$15.70	(0.05	)Δ	(1.43)	(1.48)	—	(2.19)
Year ended 7/31/07	$16.55	(0.07	)Δ@	2.72	2.65	—	(3.50)

Mid Cap Growth Class A Shares
Year ended 7/31/11	$8.20	(0.04	)Δ	3.06	3.02	—	—
Year ended 7/31/10	$6.96	(0.04	)Δ	1.28	1.24	—	—
Year ended 7/31/09	$11.56	(0.03	)Δ	(3.16)	(3.19)	—	(1.41)
Year ended 7/31/08	$15.20	(0.08	)Δ	(1.37)	(1.45)	—	(2.19)
Year ended 7/31/07	$16.17	(0.11	)Δ@	2.64	2.53	—	(3.50)

Mid Cap Growth Class B Shares
Year ended 7/31/11	$7.28	(0.10	)Δ	2.72	2.62	—	—
Year ended 7/31/10	$6.24	(0.09	)Δ	1.13	1.04	—	—
Year ended 7/31/09	$10.68	(0.07	)Δ	(2.96)	(3.03)	—	(1.41)
Year ended 7/31/08	$14.31	(0.17	)Δ	(1.27)	(1.44)	—	(2.19)
Year ended 7/31/07	$15.50	(0.21	)Δ@	2.52	2.31	—	(3.50)

Mid Cap Growth Class C Shares
Year ended 7/31/11	$6.80	(0.11	)Δ	2.55	2.44	—	—
Year ended 7/31/10	$5.82	(0.08	)Δ	1.06	0.98	—	—
Year ended 7/31/09	$10.13	(0.07	)Δ	(2.83)	(2.90)	—	(1.41)
Year ended 7/31/08	$13.65	(0.16	)Δ	(1.17)	(1.33)	—	(2.19)
Year ended 7/31/07	$14.94	(0.20	)Δ@	2.41	2.21	—	(3.50)

See notes to financial highlights and notes to financial statements.

130

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)	Ratios of Expenses to Average Net Assets (b)	Ratios of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate (c)

—	$9.01	27.98%	$30,631	1.27%	1.05%	(0.22)%	74%
—	$7.04	15.79%	$35,914	1.25%	1.01%	(0.45)%	86%
—	$6.08	(24.85)%	$43,273	1.25%	1.01%	(0.48)%	81%
(4.50)	$8.09	(10.17)%	$66,801	1.09%	1.01%	(0.60)%	105%
(3.24)	$13.42	20.45%	$112,591	1.06%	1.01%	(0.59)%	90%

—	$8.34	27.52%	$8,212	1.52%	1.30%	(0.50)%	74%
—	$6.54	15.55%	$7,036	1.50%	1.26%	(0.69)%	86%
—	$5.66	(24.93)%	$6,630	1.50%	1.26%	(0.73)%	81%
(4.50)	$7.54	(10.48)%	$10,722	1.34%	1.26%	(0.86)%	105%
(3.24)	$12.84	20.11%	$16,036	1.30%	1.26%	(0.84)%	90%

—	$7.48	26.57%	$227	2.27%	2.05%	(1.22)%	74%
—	$5.91	14.76%	$351	2.25%	2.01%	(1.46)%	86%
—	$5.15	(25.58)%	$549	2.25%	2.01%	(1.48)%	81%
(4.50)	$6.92	(11.15)%	$897	2.09%	2.01%	(1.61)%	105%
(3.24)	$12.21	19.31%	$1,318	2.06%	2.01%	(1.59)%	90%

—	$7.47	26.44%	$141	2.27%	2.05%	(1.25)%	74%
—	$5.90	14.34%	$111	2.25%	2.01%	(1.44)%	86%
—	$5.16	(25.54)%	$234	2.26%	2.01%	(1.49)%	81%
(4.50)	$6.93	(11.14)%	$273	2.09%	2.01%	(1.61)%	105%
(3.24)	$12.23	19.18%	$426	2.05%	2.01%	(1.60)%	90%

—	$11.89	37.30%	$69,441	1.24%	0.93%	(0.13)%	111%
—	$8.66	17.98%	$68,705	1.23%	0.89%	(0.25)%	92%
(1.41)	$7.34	(23.93)%	$81,725	1.17%	1.01%	(0.15)%	47%
(2.19)	$12.03	(11.24)%	$209,074	1.11%	1.09%	(0.38)%	96%
(3.50)	$15.70	17.32%@	$313,124	1.09%	1.09%	(0.48)%	55%

—	$11.22	36.83%	$16,042	1.49%	1.18%	(0.40)%	111%
—	$8.20	17.82%	$12,084	1.48%	1.14%	(0.50)%	92%
(1.41)	$6.96	(24.18)%	$11,989	1.42%	1.24%	(0.38)%	47%
(2.19)	$11.56	(11.43)%	$20,378	1.36%	1.34%	(0.62)%	96%
(3.50)	$15.20	16.93%@	$29,103	1.35%	1.34%	(0.73)%	55%

—	$9.90	35.99%	$826	2.24%	1.93%	(1.10)%	111%
—	$7.28	16.67%	$1,062	2.23%	1.89%	(1.25)%	92%
(1.41)	$6.24	(24.72)%	$1,883	2.17%	2.00%	(1.13)%	47%
(2.19)	$10.68	(12.14)%	$4,187	2.11%	2.09%	(1.38)%	96%
(3.50)	$14.31	16.14%@	$5,707	2.09%	2.09%	(1.48)%	55%

—	$9.24	35.88%	$559	2.24%	1.93%	(1.26)%	111%
—	$6.80	16.84%	$246	2.23%	1.89%	(1.24)%	92%
(1.41)	$5.82	(24.82)%	$376	2.17%	2.00%	(1.13)%	47%
(2.19)	$10.13	(11.88)%	$714	2.11%	2.09%	(1.37)%	96%
(3.50)	$13.65	16.07%@	$802	2.09%	2.09%	(1.47)%	55%

See notes to financial highlights and notes to financial statements.

131

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations				Less Dividends and Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) from Investment Transactions	Change in Net Assets Resulting from Operations	Net Investment Income	Net Realized Gains

Quality Growth Institutional Shares
Year ended 7/31/11	$13.44	0.01	Δ	3.62	3.63	(0.02)	—
Year ended 7/31/10	$12.44	0.02	Δ	1.02	1.04	(0.04)	—
Year ended 7/31/09	$16.57	0.07	Δ	(3.66)	(3.59)	(0.04)	(0.50)
Year ended 7/31/08	$18.52	0.04	Δ	0.72	0.76	(0.04)	(2.67)
Year ended 7/31/07	$15.67	0.11	Δ@	3.07	3.18	(0.08)	(0.25)

Quality Growth Class A Shares
Year ended 7/31/11	$13.04	(0.03	)Δ	3.51	3.48	—	—
Year ended 7/31/10	$12.09	(0.01	)Δ	0.98	0.97	(0.02)	—
Year ended 7/31/09	$16.14	0.04	Δ	(3.56)	(3.52)	(0.03)	(0.50)
Year ended 7/31/08	$18.12	(0.01	)Δ	0.71	0.70	(0.01)	(2.67)
Year ended 7/31/07	$15.36	0.06	Δ@	3.01	3.07	(0.06)	(0.25)

Quality Growth Class B Shares
Year ended 7/31/11	$12.08	(0.13	)Δ	3.25	3.12	—	—
Year ended 7/31/10	$11.27	(0.10	)Δ	0.91	0.81	—	—
Year ended 7/31/09	$15.19	(0.04	)Δ	(3.38)	(3.42)	—	(0.50)
Year ended 7/31/08	$17.30	(0.13	)Δ	0.69	0.56	—	(2.67)
Year ended 7/31/07	$14.74	(0.06	)Δ@	2.88	2.82	(0.01)	(0.25)

Quality Growth Class C Shares
Year ended 7/31/11	$11.70	(0.13	)Δ	3.14	3.01	—	—
Year ended 7/31/10	$10.91	(0.10	)Δ	0.89	0.79	—	—
Year ended 7/31/09	$14.72	(0.04	)Δ	(3.27)	(3.31)	—	(0.50)
Year ended 7/31/08	$16.85	(0.12	)Δ	0.66	0.54	—	(2.67)
Year ended 7/31/07	$14.36	(0.06	)Δ@	2.81	2.75	(0.01)	(0.25)

Dividend Growth Institutional Shares
Year ended 7/31/11	$20.00	0.32	Δ	3.28	3.60	(0.33)	—
Year ended 7/31/10	$18.36	0.27	Δ	1.64	1.91	(0.27)	—
Year ended 7/31/09	$23.76	0.32	Δ	(5.34)	(5.02)	(0.38)	—
Year ended 7/31/08	$25.50	0.34	Δ	(1.77)	(1.43)	(0.31)	—
Year ended 7/31/07	$22.56	0.57	Δ@	2.85	3.42	(0.48)	—

Dividend Growth Class A Shares
Year ended 7/31/11	$19.64	0.25	Δ	3.23	3.48	(0.28)	—
Year ended 7/31/10	$18.03	0.22	Δ	1.61	1.83	(0.22)	—
Year ended 7/31/09	$23.35	0.26	Δ	(5.24)	(4.98)	(0.34)	—
Year ended 7/31/08	$25.07	0.27	Δ	(1.74)	(1.47)	(0.25)	—
Year ended 7/31/07	$22.18	0.49	Δ@	2.82	3.31	(0.42)	—

Dividend Growth Class B Shares
Year ended 7/31/11	$18.97	0.08	Δ	3.11	3.19	(0.10)	—
Year ended 7/31/10	$17.42	0.07	Δ	1.55	1.62	(0.07)	—
Year ended 7/31/09	$22.57	0.14	Δ	(5.08)	(4.94)	(0.21)	—
Year ended 7/31/08	$24.31	0.08	Δ	(1.67)	(1.59)	(0.15)	—
Year ended 7/31/07	$21.53	0.31	Δ@	2.71	3.02	(0.24)	—

Dividend Growth Class C Shares
Year ended 7/31/11	$18.38	0.07	Δ	3.03	3.10	(0.13)	—
Year ended 7/31/10	$16.89	0.06	Δ	1.52	1.58	(0.09)	—
Year ended 7/31/09	$21.92	0.12	Δ	(4.92)	(4.80)	(0.23)	—
Year ended 7/31/08	$23.67	0.08	Δ	(1.68)	(1.60)	(0.15)	—
Year ended 7/31/07	$20.97	0.29	Δ@	2.66	2.95	(0.25)	—

See notes to financial highlights and notes to financial statements.

132

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)	Ratios of Expenses to Average Net Assets (b)	Ratios of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate (c)

(0.02)	$17.05	27.01%	$262,161	1.13%	1.06%	0.04%	88%
(0.04)	$13.44	8.33%	$232,350	1.13%	1.06%	0.17%	56%
(0.54)	$12.44	(21.13)%	$237,049	1.13%	1.06%	0.62%	31%
(2.71)	$16.57	2.79%	$371,615	1.11%	1.07%	0.21%	57%
(0.33)	$18.52	20.51%@	$535,734	1.10%	1.08%	0.52%	98%

—	$16.52	26.69%	$64,891	1.38%	1.31%	(0.21)%	88%
(0.02)	$13.04	8.03%	$58,198	1.38%	1.31%	(0.08)%	56%
(0.53)	$12.09	(21.29)%	$61,219	1.38%	1.31%	0.37%	31%
(2.68)	$16.14	2.51%	$90,015	1.36%	1.32%	(0.03)%	57%
(0.31)	$18.12	20.18%@	$92,728	1.35%	1.33%	0.27%	98%

—	$15.20	25.83%	$1,330	2.13%	2.06%	(0.93)%	88%
—	$12.08	7.19%	$2,563	2.13%	2.06%	(0.81)%	56%
(0.50)	$11.27	(21.96)%	$6,185	2.12%	2.06%	(0.37)%	31%
(2.67)	$15.19	1.78%	$14,165	2.11%	2.07%	(0.77)%	57%
(0.26)	$17.30	19.29%@	$11,347	2.10%	2.08%	(0.49)%	98%

—	$14.71	25.73%	$1,113	2.13%	2.06%	(0.95)%	88%
—	$11.70	7.34%	$1,133	2.13%	2.06%	(0.81)%	56%
(0.50)	$10.91	(21.97)%	$1,631	2.13%	2.06%	(0.38)%	31%
(2.67)	$14.72	1.70%	$2,805	2.11%	2.07%	(0.77)%	57%
(0.26)	$16.85	19.30%@	$2,275	2.10%	2.08%	(0.45)%	98%

(0.33)	$23.27	18.02%	$3,292	3.31%	0.73%	1.42%	53%
(0.27)	$20.00	10.44%	$5,127	2.82%	0.73%	1.37%	63%
(0.38)	$18.36	(21.12)%	$6,977	2.22%	0.73%	1.76%	102%
(0.31)	$23.76	(5.69)%	$16,556	1.76%	0.73%	1.33%	76%
(0.48)	$25.50	15.22%@	$18,875	1.67%	0.73%	2.08%	68%

(0.28)	$22.84	17.77%	$2,038	3.57%	0.98%	1.12%	53%
(0.22)	$19.64	10.19%	$1,963	3.07%	0.98%	1.11%	63%
(0.34)	$18.03	(21.37)%	$2,078	2.50%	0.98%	1.49%	102%
(0.25)	$23.35	(5.93)%	$3,074	2.00%	0.98%	1.08%	76%
(0.42)	$25.07	14.97%@	$3,926	1.92%	0.98%	1.80%	68%

(0.10)	$22.06	16.85%	$38	4.33%	1.73%	0.40%	53%
(0.07)	$18.97	9.38%	$70	3.82%	1.73%	0.38%	63%
(0.21)	$17.42	(21.93)%	$113	3.21%	1.73%	0.79%	102%
(0.15)	$22.57	(6.62)%	$225	2.74%	1.73%	0.34%	76%
(0.24)	$24.31	14.11%@	$369	2.66%	1.73%	1.08%	68%

(0.13)	$21.35	16.90%	$152	4.32%	1.73%	0.35%	53%
(0.09)	$18.38	9.34%	$162	3.82%	1.73%	0.35%	63%
(0.23)	$16.89	(21.93)%	$156	3.26%	1.73%	0.75%	102%
(0.15)	$21.92	(6.83)%	$228	2.74%	1.73%	0.34%	76%
(0.25)	$23.67	14.12%@	$356	2.67%	1.73%	1.02%	68%

See notes to financial highlights and notes to financial statements.

133

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations				Less Dividends and Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) from Investment Transactions	Change in Net Assets Resulting from Operations	Net Investment Income	Net Realized Gains

Micro Cap Value Institutional Shares
Year ended 7/31/11	$3.92	—	^Δ	0.66	0.66	—	—
Year ended 7/31/10	$3.24	(0.01	)Δ	0.69	0.68	—	—
Year ended 7/31/09	$3.75	0.02	Δ	(0.51)	(0.49)	(0.01)	(0.01)
Year ended 7/31/08	$7.02	0.02	Δ	(0.78)	(0.76)	(0.01)	(2.50)
Year ended 7/31/07	$8.05	0.01	Δ	0.93	0.94	(0.05)	(1.92)

Micro Cap Value Class A Shares
Year ended 7/31/11	$3.63	(0.01	)Δ	0.62	0.61	—	—
Year ended 7/31/10	$3.01	(0.01	)Δ	0.63	0.62	—	—
Year ended 7/31/09	$3.49	0.01	Δ	(0.47)	(0.46)	(0.01)	(0.01)
Year ended 7/31/08	$6.73	0.01	Δ	(0.75)	(0.74)	—	(2.50)
Year ended 7/31/07	$7.80	(0.01	)Δ	0.90	0.89	(0.04)	(1.92)

Micro Cap Value Class B Shares
Year ended 7/31/11	$3.25	(0.04	)Δ	0.55	0.51	—	—
Year ended 7/31/10	$2.71	(0.03	)Δ	0.57	0.54	—	—
Year ended 7/31/09	$3.16	(0.01	)Δ	(0.43)	(0.44)	—	(0.01)
Year ended 7/31/08	$6.39	(0.02	)Δ	(0.71)	(0.73)	—	(2.50)
Year ended 7/31/07	$7.52	(0.06	)Δ	0.86	0.80	(0.01)	(1.92)

Micro Cap Value Class C Shares
Year ended 7/31/11	$3.25	(0.04	)Δ	0.56	0.52	—	—
Year ended 7/31/10	$2.72	(0.04	)Δ	0.57	0.53	—	—
Year ended 7/31/09	$3.17	(0.01	)Δ	(0.43)	(0.44)	—	(0.01)
Year ended 7/31/08	$6.39	(0.02	)Δ	(0.70)	(0.72)	—	(2.50)
Year ended 7/31/07	$7.52	(0.05	)Δ	0.84	0.79	—	(1.92)

Small Cap Value Institutional Shares
Year ended 7/31/11	$16.34	0.13	Δ	3.27	3.40	(0.07)	—
Year ended 7/31/10	$13.48	0.11	Δ	2.85	2.96	(0.10)	—
Year ended 7/31/09	$17.04	0.21	Δ	(3.55)	(3.34)	(0.22)	—
Year ended 7/31/08	$20.29	0.19	Δ	(0.91)	(0.72)	(0.16)	(2.37)
Year ended 7/31/07	$20.89	0.13	Δ	2.12	2.25	(0.08)	(2.77)

Small Cap Value Class A Shares
Year ended 7/31/11	$16.15	0.08	Δ	3.23	3.31	(0.03)	—
Year ended 7/31/10	$13.33	0.06	Δ	2.83	2.89	(0.07)	—
Year ended 7/31/09	$16.84	0.18	Δ	(3.51)	(3.33)	(0.18)	—
Year ended 7/31/08	$20.09	0.14	Δ	(0.90)	(0.76)	(0.12)	(2.37)
Year ended 7/31/07	$20.74	0.08	Δ	2.11	2.19	(0.07)	(2.77)

Small Cap Value Class B Shares
Year ended 7/31/11	$15.42	(0.06	)Δ	3.09	3.03	—	—
Year ended 7/31/10	$12.77	(0.05	)Δ	2.70	2.65	—	—
Year ended 7/31/09	$16.11	0.08	Δ	(3.35)	(3.27)	(0.07)	—
Year ended 7/31/08	$19.34	—	^Δ	(0.86)	(0.86)	—	(2.37)
Year ended 7/31/07	$20.18	(0.08	)Δ	2.05	1.97	(0.04)	(2.77)

Small Cap Value Class C Shares
Year ended 7/31/11	$15.37	(0.07	)Δ	3.08	3.01	—	—
Year ended 7/31/10	$12.73	(0.06	)Δ	2.70	2.64	—	—
Year ended 7/31/09	$16.07	0.08	Δ	(3.33)	(3.25)	(0.09)	—
Year ended 7/31/08	$19.31	—	^Δ	(0.87)	(0.87)	—	(2.37)
Year ended 7/31/07	$20.14	(0.08	)Δ	2.06	1.98	(0.04)	(2.77)

See notes to financial highlights and notes to financial statements.

134

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)	Ratios of Expenses to Average Net Assets (b)	Ratios of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate (c)

—	$4.58	16.84%	$26,317	1.71%	1.35%	(0.08)%	59%
—	$3.92	20.99%	$21,195	1.82%	1.35%	(0.16)%	56%
(0.02)	$3.24	(12.86)%	$17,394	1.89%	1.35%	0.64%	46%
(2.51)	$3.75	(12.23)%	$22,662	1.82%	1.35%	0.37%	49%
(1.97)	$7.02	12.53%	$51,541	1.52%	1.35%	0.17%	72%

—	$4.24	16.80%	$18,117	1.96%	1.60%	(0.33)%	59%
—	$3.63	20.60%	$11,649	2.07%	1.60%	(0.41)%	56%
(0.02)	$3.01	(13.18)%	$7,497	2.14%	1.60%	0.40%	46%
(2.50)	$3.49	(12.41)%	$10,552	2.06%	1.60%	0.16%	49%
(1.96)	$6.73	12.24%	$11,486	1.77%	1.60%	(0.08)%	72%

—	$3.76	15.69%	$538	2.71%	2.35%	(1.03)%	59%
—	$3.25	19.93%	$998	2.82%	2.35%	(1.15)%	56%
(0.01)	$2.71	(13.80)%	$1,937	2.89%	2.35%	(0.34)%	46%
(2.50)	$3.16	(13.23)%	$3,032	2.81%	2.35%	(0.62)%	49%
(1.93)	$6.39	11.38%	$5,069	2.53%	2.35%	(0.87)%	72%

—	$3.77	16.00%	$5,563	2.71%	2.35%	(1.10)%	59%
—	$3.25	19.49%	$2,876	2.82%	2.35%	(1.17)%	56%
(0.01)	$2.72	(13.75)%	$1,446	2.88%	2.35%	(0.35)%	46%
(2.50)	$3.17	(12.95)%	$1,749	2.81%	2.35%	(0.62)%	49%
(1.92)	$6.39	11.28%	$2,853	2.51%	2.35%	(0.75)%	72%

(0.07)	$19.67	20.80%	$60,170	1.35%	1.11%	0.68%	93%
(0.10)	$16.34	22.00%	$59,572	1.31%	1.16%	0.67%	65%
(0.22)	$13.48	(19.32)%	$65,235	1.30%	1.20%	1.68%	68%
(2.53)	$17.04	(3.68)%	$86,463	1.24%	1.19%	1.05%	60%
(2.85)	$20.29	10.77%	$110,873	1.25%	1.20%	0.61%	46%

(0.03)	$19.43	20.52%	$1,980	1.60%	1.36%	0.43%	93%
(0.07)	$16.15	21.69%	$2,241	1.56%	1.41%	0.39%	65%
(0.18)	$13.33	(19.56)%	$1,275	1.55%	1.45%	1.42%	68%
(2.49)	$16.84	(3.95)%	$1,682	1.50%	1.45%	0.77%	60%
(2.84)	$20.09	10.53%	$2,198	1.50%	1.45%	0.36%	46%

—	$18.45	19.65%	$584	2.35%	2.11%	(0.33)%	93%
—	$15.42	20.76%	$581	2.31%	2.16%	(0.35)%	65%
(0.07)	$12.77	(20.16)%	$572	2.30%	2.20%	0.68%	68%
(2.37)	$16.11	(4.68)%	$834	2.25%	2.20%	0.03%	60%
(2.81)	$19.34	9.63%	$1,104	2.25%	2.20%	(0.39)%	46%

—	$18.38	19.58%	$1,802	2.35%	2.11%	(0.39)%	93%
—	$15.37	20.83%	$828	2.31%	2.16%	(0.37)%	65%
(0.09)	$12.73	(20.17)%	$399	2.30%	2.20%	0.68%	68%
(2.37)	$16.07	(4.74)%	$384	2.25%	2.20%	0.01%	60%
(2.81)	$19.31	9.66%	$713	2.25%	2.20%	(0.39)%	46%

See notes to financial highlights and notes to financial statements.

135

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations				Less Dividends and Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) from Investment Transactions	Change in Net Assets Resulting from Operations	Net Investment Income	Net Realized Gains

All Cap Value Institutional Shares
Year ended 7/31/11	$13.79	0.20	Δ	2.13	2.33	(0.19)	—
Year ended 7/31/10	$12.52	0.16	Δ	1.26	1.42	(0.15)	—
Year ended 7/31/09	$17.98	0.24	Δ	(4.42)	(4.18)	(0.27)	(1.01)
Year ended 7/31/08	$25.65	0.31	Δ	(4.14)	(3.83)	(0.28)	(3.56)
Year ended 7/31/07	$25.68	0.37	Δ	4.19	4.56	(0.36)	(4.23)

All Cap Value Class A Shares
Year ended 7/31/11	$13.54	0.15	Δ	2.10	2.25	(0.15)	—
Year ended 7/31/10	$12.30	0.12	Δ	1.24	1.36	(0.12)	—
Year ended 7/31/09	$17.69	0.21	Δ	(4.35)	(4.14)	(0.24)	(1.01)
Year ended 7/31/08	$25.30	0.25	Δ	(4.07)	(3.82)	(0.23)	(3.56)
Year ended 7/31/07	$25.39	0.30	Δ	4.13	4.43	(0.29)	(4.23)

All Cap Value Class B Shares
Year ended 7/31/11	$12.83	0.04	Δ	1.98	2.02	(0.06)	—
Year ended 7/31/10	$11.66	0.02	Δ	1.17	1.19	(0.02)	—
Year ended 7/31/09	$16.90	0.11	Δ	(4.18)	(4.07)	(0.16)	(1.01)
Year ended 7/31/08	$24.35	0.09	Δ	(3.89)	(3.80)	(0.09)	(3.56)
Year ended 7/31/07	$24.61	0.10	Δ	3.99	4.09	(0.12)	(4.23)

All Cap Value Class C Shares
Year ended 7/31/11	$12.79	0.04	Δ	1.98	2.02	(0.06)	—
Year ended 7/31/10	$11.63	0.02	Δ	1.17	1.19	(0.03)	—
Year ended 7/31/09	$16.86	0.11	Δ	(4.16)	(4.05)	(0.17)	(1.01)
Year ended 7/31/08	$24.32	0.09	Δ	(3.89)	(3.80)	(0.10)	(3.56)
Year ended 7/31/07	$24.59	0.11	Δ	3.98	4.09	(0.13)	(4.23)

Disciplined Large Cap Value Institutional Shares
Year ended 7/31/11	$9.42	0.19	Δ	1.34	1.53	(0.19)	—
Year ended 7/31/10	$8.55	0.15	Δ	0.86	1.01	(0.14)	—
Year ended 7/31/09	$11.48	0.22	Δ	(2.74)	(2.52)	(0.25)	(0.16)
Year ended 7/31/08	$14.39	0.25	Δ	(2.03)	(1.78)	(0.23)	(0.90)
Year ended 7/31/07	$14.72	0.22	Δ@	1.80	2.02	(0.22)	(2.13)

Disciplined Large Cap Value Class A Shares
Year ended 7/31/11	$9.39	0.16	Δ	1.34	1.50	(0.16)	—
Year ended 7/31/10	$8.52	0.13	Δ	0.85	0.98	(0.11)	—
Year ended 7/31/09	$11.44	0.19	Δ	(2.72)	(2.53)	(0.23)	(0.16)
Year ended 7/31/08	$14.35	0.21	Δ	(2.03)	(1.82)	(0.19)	(0.90)
Year ended 7/31/07	$14.69	0.18	Δ@	1.79	1.97	(0.18)	(2.13)

Disciplined Large Cap Value Class B Shares
Year ended 7/31/11	$9.49	0.08	Δ	1.36	1.44	(0.08)	—
Year ended 7/31/10	$8.62	0.06	Δ	0.85	0.91	(0.04)	—
Year ended 7/31/09	$11.57	0.14	Δ	(2.76)	(2.62)	(0.17)	(0.16)
Year ended 7/31/08	$14.49	0.12	Δ	(2.05)	(1.93)	(0.09)	(0.90)
Year ended 7/31/07	$14.81	0.08	Δ@	1.80	1.88	(0.07)	(2.13)

Disciplined Large Cap Value Class C Shares
Year ended 7/31/11	$9.27	0.08	Δ	1.33	1.41	(0.08)	—
Year ended 7/31/10	$8.42	0.05	Δ	0.85	0.90	(0.05)	—
Year ended 7/31/09	$11.32	0.13	Δ	(2.70)	(2.57)	(0.17)	(0.16)
Year ended 7/31/08	$14.21	0.11	Δ	(2.01)	(1.90)	(0.09)	(0.90)
Year ended 7/31/07	$14.56	0.08	Δ@	1.77	1.85	(0.07)	(2.13)

See notes to financial highlights and notes to financial statements.

136

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)	Ratios of Expenses to Average Net Assets (b)	Ratios of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate (c)

(0.19)	$15.93	16.94%	$70,346	1.45%	0.99%	1.25%	59%
(0.15)	$13.79	11.30%	$86,521	1.42%	1.07%	1.12%	37%
(1.28)	$12.52	(22.15)%	$93,858	1.40%	1.16%	2.00%	42%
(3.84)	$17.98	(17.47)%	$165,714	1.34%	1.19%	1.43%	43%
(4.59)	$25.65	18.93%	$223,709	1.31%	1.22%	1.40%	23%

(0.15)	$15.64	16.66%	$27,948	1.70%	1.24%	1.00%	59%
(0.12)	$13.54	11.01%	$35,731	1.67%	1.32%	0.86%	37%
(1.25)	$12.30	(22.29)%	$33,491	1.65%	1.41%	1.72%	42%
(3.79)	$17.69	(17.65)%	$52,999	1.59%	1.44%	1.19%	43%
(4.52)	$25.30	18.58%	$44,717	1.56%	1.47%	1.14%	23%

(0.06)	$14.79	15.72%	$2,715	2.45%	1.99%	0.25%	59%
(0.02)	$12.83	10.24%	$4,182	2.42%	2.07%	0.14%	37%
(1.17)	$11.66	(22.98)%	$8,991	2.40%	2.16%	0.99%	42%
(3.65)	$16.90	(18.24)%	$15,431	2.34%	2.19%	0.43%	43%
(4.35)	$24.35	17.65%	$23,974	2.31%	2.22%	0.40%	23%

(0.06)	$14.75	15.80%	$3,666	2.45%	1.99%	0.24%	59%
(0.03)	$12.79	10.20%	$4,054	2.42%	2.07%	0.13%	37%
(1.18)	$11.63	(22.97)%	$5,102	2.39%	2.16%	0.98%	42%
(3.66)	$16.86	(18.25)%	$8,647	2.34%	2.19%	0.43%	43%
(4.36)	$24.32	17.67%	$8,150	2.31%	2.22%	0.40%	23%

(0.19)	$10.76	16.31%	$189,336	1.09%	0.86%	1.80%	72%
(0.14)	$9.42	11.80%	$331,332	1.07%	0.92%	1.58%	54%
(0.41)	$8.55	(21.78)%	$308,345	1.07%	0.98%	2.58%	58%
(1.13)	$11.48	(13.52)%	$487,006	1.08%	1.01%	1.88%	47%
(2.35)	$14.39	14.52%@	$649,497	1.07%	1.03%	1.50%	49%

(0.16)	$10.73	16.07%	$10,318	1.34%	1.11%	1.52%	72%
(0.11)	$9.39	11.56%	$10,845	1.32%	1.17%	1.33%	54%
(0.39)	$8.52	(22.02)%	$11,024	1.32%	1.23%	2.32%	58%
(1.09)	$11.44	(13.67)%	$17,759	1.33%	1.26%	1.63%	47%
(2.31)	$14.35	14.13%@	$29,725	1.32%	1.27%	1.24%	49%

(0.08)	$10.85	15.20%	$882	2.09%	1.86%	0.79%	72%
(0.04)	$9.49	10.61%	$1,315	2.07%	1.92%	0.58%	54%
(0.33)	$8.62	(22.52)%	$1,991	2.07%	1.98%	1.61%	58%
(0.99)	$11.57	(14.40)%	$3,932	2.08%	2.01%	0.88%	47%
(2.20)	$14.49	13.38%@	$5,872	2.07%	2.03%	0.50%	49%

(0.08)	$10.60	15.26%	$371	2.09%	1.86%	0.77%	72%
(0.05)	$9.27	10.66%	$583	2.07%	1.92%	0.59%	54%
(0.33)	$8.42	(22.55)%	$778	2.07%	1.98%	1.59%	58%
(0.99)	$11.32	(14.40)%	$1,756	2.08%	2.01%	0.88%	47%
(2.20)	$14.21	13.34%@	$2,533	2.07%	2.02%	0.50%	49%

See notes to financial highlights and notes to financial statements.

137

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets Resulting from Operations				Less Dividends and Distributions from

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gains/(Losses) from Investment Transactions	Change in Net Assets Resulting from Operations	Net Investment Income	Net Realized Gains

Structured Large Cap Plus Institutional Shares
Year ended 7/31/11	$10.07	0.13	Δ	2.42 †	2.55	(0.20)	—
Year ended 7/31/10	$9.05	0.10	Δ	1.02	1.12	(0.10)	—
Year ended 7/31/09	$14.66	0.17	Δ	(5.53)	(5.36)	(0.25)	—
Year ended 7/31/08	$16.95	0.14	Δ	(2.22)	(2.08)	(0.13)	(0.08)
Year ended 7/31/07	$15.16	0.17	Δ	1.80	1.97	(0.12)	(0.06)

Structured Large Cap Plus Class A Shares
Year ended 7/31/11	$9.93	0.10	Δ	2.39 †	2.49	(0.16)	—
Year ended 7/31/10	$8.94	0.08	Δ	0.99	1.07	(0.08)	—
Year ended 7/31/09	$14.45	0.15	Δ	(5.43)	(5.28)	(0.23)	—
Year ended 7/31/08	$16.71	0.10	Δ	(2.20)	(2.10)	(0.08)	(0.08)
Year ended 7/31/07	$14.96	0.12	Δ	1.78	1.90	(0.09)	(0.06)

Structured Large Cap Plus Class B Shares
Year ended 7/31/11	$9.88	0.02	Δ	2.38 †	2.40	(0.03)	—
Year ended 7/31/10	$8.88	—	^Δ	1.02	1.02	(0.02)	—
Year ended 7/31/09	$14.41	0.07	Δ	(5.44)	(5.37)	(0.16)	—
Year ended 7/31/08	$16.69	(0.02	)Δ	(2.18)	(2.20)	—	(0.08)
Year ended 7/31/07	$14.98	—	Δ	1.78	1.78	(0.01)	(0.06)

Structured Large Cap Plus Class C Shares
Year ended 7/31/11	$9.89	0.02	Δ	2.37 †	2.39	(0.07)	—
Year ended 7/31/10	$8.91	—	^Δ	1.00	1.00	(0.02)	—
Year ended 7/31/09	$14.41	0.10	Δ	(5.45)	(5.35)	(0.15)	—
Year ended 7/31/08	$16.70	(0.02	)Δ	(2.19)	(2.21)	—	(0.08)
Year ended 7/31/07	$14.98	—	Δ	1.79	1.79	(0.01)	(0.06)

See notes to financial highlights and notes to financial statements.

138

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)	Net Assets, End of Period (000’s)	Ratios of Expenses to Average Net Assets (a)		Ratios of Expenses to Average Net Assets (b)		Ratios of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate (c)

(0.20)	$12.42	25.51%†	$72,773	1.70	%Ω	1.39	%Ω	1.16%	198%
(0.10)	$10.07	12.35%	$76,897	2.04	%Ω!	1.68	%Ω!	1.01%	180%
(0.25)	$9.05	(36.73)%	$72,778	2.08	%Ω!	1.71	%Ω!	1.71%	188%
(0.21)	$14.66	(12.31)%	$133,506	1.76	%Ω	1.51	%Ω	0.89%	147%
(0.18)	$16.95	12.94%	$180,126	1.02	%Ω	0.92	%Ω	0.99%	141%

(0.16)	$12.26	25.27%†	$5,362	1.95	%Ω	1.64	%Ω	0.90%	198%
(0.08)	$9.93	11.96%	$5,028	2.29	%Ω!	1.93	%Ω!	0.77%	180%
(0.23)	$8.94	(36.73)%	$5,648	2.29	%Ω!	1.93	%Ω!	1.50%	188%
(0.16)	$14.45	(12.65)%	$12,505	2.01	%Ω	1.76	%Ω	0.63%	147%
(0.15)	$16.71	12.70%	$18,972	1.27	%Ω	1.17	%Ω	0.75%	141%

(0.03)	$12.25	24.34%†	$115	2.70	%Ω	2.39	%Ω	0.18%	198%
(0.02)	$9.88	11.52%	$233	3.04	%Ω!	2.69	%Ω!	0.02%	180%
(0.16)	$8.88	(37.43)%	$347	3.05	%Ω!	2.70	%Ω!	0.75%	188%
(0.08)	$14.41	(13.24)%	$723	2.76	%Ω	2.51	%Ω	(0.11)%	147%
(0.07)	$16.69	11.86%	$1,044	2.03	%Ω	1.92	%Ω	(0.01)%	141%

(0.07)	$12.21	24.21%†	$53	2.70	%Ω	2.39	%Ω	0.22%	198%
(0.02)	$9.89	11.17%	$48	3.06	%Ω!	2.69	%Ω!	0.03%	180%
(0.15)	$8.91	(37.34)%	$22	2.81	%Ω!	2.50	%Ω!	1.05%	188%
(0.08)	$14.41	(13.29)%	$75	2.76	%Ω	2.51	%Ω	(0.11)%	147%
(0.07)	$16.70	11.93%	$125	2.03	%Ω	1.92	%Ω	(0.02)%	141%

See notes to financial highlights and notes to financial statements.

139

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets				Less Dividends and
		Resulting from Operations				Distributions from

				Net Realized
				and
				Unrealized	Change in
	Net Asset			Gains/(Losses)	Net Assets
	Value,	Net		from	Resulting	Net	Net
	Beginning	Investment		Investment	from	Investment	Realized
	of Period	Income/(Loss)		Transactions	Operations	Income	Gains

Equity Index Institutional Shares
Year ended 7/31/11	$20.97	0.41	Δ	3.62	4.03	(0.42)	(0.78)
Year ended 7/31/10	$18.76	0.39	Δ	2.19	2.58	(0.37)	—
Year ended 7/31/09	$24.05	0.44	Δ	(5.24)	(4.80)	(0.49)	—
Year ended 7/31/08	$27.60	0.52	Δ	(3.58)	(3.06)	(0.49)	—
Year ended 7/31/07	$24.24	0.50	Δ	3.35	3.85	(0.49)	—

Equity Index Class A Shares
Year ended 7/31/11	$20.90	0.35	Δ	3.59	3.94	(0.36)	(0.78)
Year ended 7/31/10	$18.70	0.34	Δ	2.18	2.52	(0.32)	—
Year ended 7/31/09	$23.97	0.40	Δ	(5.22)	(4.82)	(0.45)	—
Year ended 7/31/08	$27.51	0.46	Δ	(3.58)	(3.12)	(0.42)	—
Year ended 7/31/07	$24.16	0.43	Δ	3.34	3.77	(0.42)	—

Equity Index Class B Shares
Year ended 7/31/11	$20.77	0.18	Δ	3.58	3.76	(0.18)	(0.78)
Year ended 7/31/10	$18.58	0.18	Δ	2.17	2.35	(0.16)	—
Year ended 7/31/09	$23.84	0.26	Δ	(5.19)	(4.93)	(0.33)	—
Year ended 7/31/08	$27.34	0.26	Δ	(3.56)	(3.30)	(0.20)	—
Year ended 7/31/07	$24.01	0.22	Δ	3.33	3.55	(0.22)	—

Equity Index Class C Shares
Year ended 7/31/11	$20.75	0.18	Δ	3.55	3.73	(0.20)	(0.78)
Year ended 7/31/10	$18.59	0.18	Δ	2.13	2.31	(0.15)	—
Year ended 7/31/09	$23.86	0.26	Δ	(5.20)	(4.94)	(0.33)	—
Year ended 7/31/08	$27.37	0.26	Δ	(3.57)	(3.31)	(0.20)	—
Year ended 7/31/07	$24.03	0.22	Δ	3.34	3.56	(0.22)	—

Equity Index Select Shares
Year ended 7/31/11	$20.97	0.40	Δ	3.60	4.00	(0.40)	(0.78)
Year ended 7/31/10	$18.76	0.37	Δ	2.20	2.57	(0.36)	—
Year ended 7/31/09	$24.05	0.42	Δ	(5.23)	(4.81)	(0.48)	—
Year ended 7/31/08	$27.59	0.50	Δ	(3.58)	(3.08)	(0.46)	—
Year ended 7/31/07	$24.23	0.47	Δ	3.35	3.82	(0.46)	—

Equity Index Preferred Shares
Year ended 7/31/11	$20.96	0.38	Δ	3.60	3.98	(0.38)	(0.78)
Year ended 7/31/10	$18.76	0.36	Δ	2.18	2.54	(0.34)	—
Year ended 7/31/09	$24.05	0.42	Δ	(5.25)	(4.83)	(0.46)	—
Year ended 7/31/08	$27.59	0.48	Δ	(3.58)	(3.10)	(0.44)	—
Year ended 7/31/07	$24.23	0.45	Δ	3.37	3.82	(0.46)	—

Equity Index Trust Shares
Year ended 7/31/11	$20.97	0.36	Δ	3.60	3.96	(0.35)	(0.78)
Year ended 7/31/10	$18.76	0.34	Δ	2.19	2.53	(0.32)	—
Year ended 7/31/09	$24.05	0.41	Δ	(5.25)	(4.84)	(0.45)	—
Year ended 7/31/08	$27.60	0.46	Δ	(3.60)	(3.14)	(0.41)	—
Year ended 7/31/07	$24.23	0.43	Δ	3.36	3.79	(0.42)	—

See notes to financial highlights and notes to financial statements.

140

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data

				Ratios of	Ratios of
	Net	Total	Net	Expenses	Expenses	Ratios of Net
Total	Asset	Return	Assets,	to	to	Investment
Dividends	Value,	(excludes	End of	Average	Average	Income	Portfolio
and	End of	sales	Period	Net	Net	to Average	Turnover
Distributions	Period	charge)	(000’s)	Assets (a)	Assets (b)	Net Assets	Rate (c)

(1.20)	$23.80	19.54%	$187,435	0.59%	0.19%	1.77%	2%
(0.37)	$20.97	13.77%	$148,671	0.61%	0.19%	1.87%	6%
(0.49)	$18.76	(19.89)%	$141,566	0.62%	0.19%	2.47%	7%
(0.49)	$24.05	(11.27)%	$169,016	0.60%	0.19%	1.97%	4%
(0.49)	$27.60	15.92%	$193,180	0.61%	0.19%	1.84%	4%

(1.14)	$23.70	19.17%	$44,879	0.84%	0.44%	1.53%	2%
(0.32)	$20.90	13.47%	$37,146	0.86%	0.44%	1.62%	6%
(0.45)	$18.70	(20.05)%	$41,527	0.87%	0.44%	2.22%	7%
(0.42)	$23.97	(11.51)%	$55,640	0.85%	0.44%	1.71%	4%
(0.42)	$27.51	15.65%	$65,640	0.86%	0.44%	1.59%	4%

(0.96)	$23.57	18.35%	$959	1.59%	1.19%	0.79%	2%
(0.16)	$20.77	12.62%	$1,381	1.61%	1.19%	0.86%	6%
(0.33)	$18.58	(20.68)%	$1,989	1.62%	1.19%	1.49%	7%
(0.20)	$23.84	(12.15)%	$3,029	1.60%	1.19%	0.97%	4%
(0.22)	$27.34	14.79%	$3,961	1.61%	1.19%	0.84%	4%

(0.98)	$23.50	18.22%	$1,311	1.59%	1.19%	0.77%	2%
(0.15)	$20.75	12.43%	$1,032	1.61%	1.19%	0.88%	6%
(0.33)	$18.59	(20.69)%	$1,452	1.62%	1.19%	1.46%	7%
(0.20)	$23.86	(12.17)%	$1,876	1.60%	1.19%	0.97%	4%
(0.22)	$27.37	14.81%	$2,223	1.61%	1.19%	0.83%	4%

(1.18)	$23.79	19.40%	$10,891	0.67%	0.27%	1.70%	2%
(0.36)	$20.97	13.68%	$8,841	0.69%	0.27%	1.79%	6%
(0.48)	$18.76	(19.95)%	$9,732	0.70%	0.27%	2.38%	7%
(0.46)	$24.05	(11.32)%	$11,175	0.68%	0.27%	1.87%	4%
(0.46)	$27.59	15.83%	$17,852	0.69%	0.27%	1.76%	4%

(1.16)	$23.78	19.33%	$93,185	0.74%	0.34%	1.61%	2%
(0.34)	$20.96	13.61%	$44,378	0.76%	0.34%	1.71%	6%
(0.46)	$18.76	(20.04)%	$43,098	0.77%	0.34%	2.33%	7%
(0.44)	$24.05	(11.38)%	$56,847	0.75%	0.34%	1.81%	4%
(0.46)	$27.59	15.76%	$69,251	0.76%	0.34%	1.68%	4%

(1.13)	$23.80	19.21%	$18,105	0.84%	0.44%	1.57%	2%
(0.32)	$20.97	13.49%	$31,979	0.86%	0.44%	1.62%	6%
(0.45)	$18.76	(20.08)%	$27,411	0.87%	0.44%	2.24%	7%
(0.41)	$24.05	(11.51)%	$53,924	0.85%	0.44%	1.72%	4%
(0.42)	$27.60	15.69%	$68,661	0.86%	0.44%	1.59%	4%

See notes to financial highlights and notes to financial statements.

141

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets				Less Dividends and
		Resulting from Operations				Distributions from

				Net Realized
				and
				Unrealized	Change in
	Net Asset			Gains/(Losses)	Net Assets
	Value,	Net		from	Resulting	Net	Net
	Beginning	Investment		Investment	from	Investment	Realized
	of Period	Income/(Loss)		Transactions	Operations	Income	Gains

International Equity Institutional Shares
Year ended 7/31/11	$7.35	0.18	Δ	1.10	1.28	(0.19)	—
Year ended 7/31/10	$7.25	0.16	Δ	0.19	0.35	(0.25)	—
Year ended 7/31/09	$12.24	0.22	Δ	(3.59)	(3.37)	(0.19)	(1.43)
Year ended 7/31/08	$15.55	0.45	Δ	(2.30)	(1.85)	(0.46)	(1.00)
Year ended 7/31/07	$12.83	0.18	Δ@	2.92	3.10	(0.11)	(0.27)

International Equity Class A Shares
Year ended 7/31/11	$7.33	0.17	Δ	1.09	1.26	(0.17)	—
Year ended 7/31/10	$7.24	0.14	Δ	0.19	0.33	(0.24)	—
Year ended 7/31/09	$12.23	0.20	Δ	(3.59)	(3.39)	(0.17)	(1.43)
Year ended 7/31/08	$15.54	0.40	Δ	(2.28)	(1.88)	(0.43)	(1.00)
Year ended 7/31/07	$12.84	0.15	Δ@	2.92	3.07	(0.10)	(0.27)

International Equity Class B Shares
Year ended 7/31/11	$7.15	0.11	Δ	1.05	1.16	(0.05)	—
Year ended 7/31/10	$7.09	0.08	Δ	0.18	0.26	(0.20)	—
Year ended 7/31/09	$11.95	0.14	Δ	(3.48)	(3.34)	(0.09)	(1.43)
Year ended 7/31/08	$15.21	0.29	Δ	(2.23)	(1.94)	(0.32)	(1.00)
Year ended 7/31/07	$12.64	0.04	Δ@	2.86	2.90	(0.06)	(0.27)

International Equity Class C Shares
Year ended 7/31/11	$6.84	0.10	Δ	1.01	1.11	(0.10)	—
Year ended 7/31/10	$6.79	0.08	Δ	0.18	0.26	(0.21)	—
Year ended 7/31/09	$11.61	0.14	Δ	(3.42)	(3.28)	(0.11)	(1.43)
Year ended 7/31/08	$14.81	0.30	Δ	(2.18)	(1.88)	(0.32)	(1.00)
Year ended 7/31/07	$12.31	0.02	Δ@	2.81	2.83	(0.06)	(0.27)

Strategic Income Institutional Shares
Year ended 7/31/11	$10.02	0.54	Δ	0.45	0.99	(0.52)	—
Year ended 7/31/10	$8.95	0.53	Δ	1.26	1.79	(0.72)	—
Year ended 7/31/09	$9.38	0.57	Δ	(0.38)	0.19	(0.61)	(0.01)
Year ended 7/31/08	$11.18	0.55	Δ	(1.41)	(0.85)	(0.61)	(0.33)
Year ended 7/31/07	$11.28	0.55	Δ	0.01	0.56	(0.55)	(0.11)

Strategic Income Class A Shares
Year ended 7/31/11	$10.00	0.52	Δ	0.44	0.96	(0.49)	—
Year ended 7/31/10	$8.93	0.51	Δ	1.26	1.77	(0.70)	—
Year ended 7/31/09	$9.36	0.56	Δ	(0.39)	0.17	(0.59)	(0.01)
Year ended 7/31/08	$11.15	0.53	Δ	(1.41)	(0.88)	(0.58)	(0.33)
Year ended 7/31/07	$11.25	0.52	Δ	0.02	0.54	(0.52)	(0.11)

Strategic Income Class B Shares
Year ended 7/31/11	$9.99	0.44	Δ	0.45	0.89	(0.42)	—
Year ended 7/31/10	$8.93	0.44	Δ	1.25	1.69	(0.63)	—
Year ended 7/31/09	$9.36	0.50	Δ	(0.38)	0.12	(0.54)	(0.01)
Year ended 7/31/08	$11.15	0.45	Δ	(1.41)	(0.96)	(0.50)	(0.33)
Year ended 7/31/07	$11.25	0.43	Δ	0.02	0.45	(0.44)	(0.11)

Strategic Income Class C Shares
Year ended 7/31/11	$9.90	0.44	Δ	0.44	0.88	(0.42)	—
Year ended 7/31/10	$8.85	0.43	Δ	1.25	1.68	(0.63)	—
Year ended 7/31/09	$9.29	0.49	Δ	(0.38)	0.11	(0.54)	(0.01)
Year ended 7/31/08	$11.07	0.45	Δ	(1.40)	(0.95)	(0.50)	(0.33)
Year ended 7/31/07	$11.17	0.43	Δ	0.02	0.45	(0.44)	(0.11)

See notes to financial highlights and notes to financial statements.

142

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data

				Ratios of	Ratios of
	Net	Total	Net	Expenses	Expenses	Ratios of Net
Total	Asset	Return	Assets,	to	to	Investment
Dividends	Value,	(excludes	End of	Average	Average	Income/(Loss)	Portfolio
and	End of	sales	Period	Net	Net	to Average	Turnover
Distributions	Period	charge)	(000’s)	Assets (a)	Assets (b)	Net Assets	Rate

(0.19)	$8.44	17.42%	$176,521	1.36%	1.17%‡	2.22%	131%
(0.25)	$7.35	4.61%	$229,888	1.34%	1.18%‡	2.18%	137%
(1.62)	$7.25	(24.36)%	$233,968	1.34%	1.22%‡	3.01%	104%
(1.46)	$12.24	(13.56)%	$420,993	1.36%	1.26%	3.13%	155%
(0.38)	$15.55	24.57%@	$469,183	1.36%	1.35%	1.29%	20%

(0.17)	$8.42	17.17%	$10,258	1.61%	1.42%‡	2.10%	131%
(0.24)	$7.33	4.34%	$10,216	1.59%	1.43%‡	1.87%	137%
(1.60)	$7.24	(24.64)%	$11,754	1.59%	1.47%‡	2.74%	104%
(1.43)	$12.23	(13.81)%	$20,160	1.60%	1.50%	2.80%	155%
(0.37)	$15.54	24.35%@	$21,533	1.61%	1.60%	1.06%	20%

(0.05)	$8.26	16.29%	$346	2.36%	2.17%‡	1.32%	131%
(0.20)	$7.15	3.57%	$565	2.34%	2.18%‡	1.02%	137%
(1.52)	$7.09	(25.00)%	$978	2.34%	2.22%‡	1.99%	104%
(1.32)	$11.95	(14.45)%	$2,177	2.36%	2.26%	2.10%	155%
(0.33)	$15.21	23.36%@	$2,677	2.35%	2.35%	0.32%	20%

(0.10)	$7.85	16.23%	$275	2.36%	2.17%‡	1.28%	131%
(0.21)	$6.84	3.59%	$310	2.34%	2.18%‡	1.11%	137%
(1.54)	$6.79	(25.18)%	$378	2.34%	2.22%‡	2.01%	104%
(1.32)	$11.61	(14.43)%	$721	2.36%	2.26%	2.19%	155%
(0.33)	$14.81	23.40%@	$878	2.35%	2.35%	0.16%	20%

(0.52)	$10.49	10.15%	$122,125	1.36%	0.77%	5.22%	42%
(0.72)	$10.02	20.39%	$80,807	1.40%	0.87%	5.51%	31%
(0.62)	$8.95	3.38%	$59,493	1.40%	0.93%	7.29%	32%
(0.94)	$9.38	(8.30)%	$90,639	1.35%	0.96%	5.28%	32%
(0.66)	$11.18	4.97%	$116,454	1.34%	1.06%	4.75%	18%

(0.49)	$10.47	9.90%	$25,400	1.61%	1.02%	4.99%	42%
(0.70)	$10.00	20.27%	$19,461	1.65%	1.12%	5.27%	31%
(0.60)	$8.93	3.02%	$13,406	1.65%	1.18%	7.05%	32%
(0.91)	$9.36	(8.46)%	$14,768	1.60%	1.21%	5.21%	32%
(0.64)	$11.15	4.72%	$4,904	1.59%	1.31%	4.49%	18%

(0.42)	$10.46	8.99%	$517	2.36%	1.77%	4.23%	42%
(0.63)	$9.99	19.38%	$729	2.40%	1.87%	4.56%	31%
(0.55)	$8.93	2.26%	$767	2.40%	1.93%	6.31%	32%
(0.83)	$9.36	(9.15)%	$979	2.35%	1.96%	4.27%	32%
(0.55)	$11.15	3.94%	$1,528	2.34%	2.05%	3.76%	18%

(0.42)	$10.36	9.09%	$16,818	2.36%	1.77%	4.25%	42%
(0.63)	$9.90	19.20%	$12,504	2.40%	1.87%	4.53%	31%
(0.55)	$8.85	2.29%	$8,468	2.40%	1.93%	6.32%	32%
(0.83)	$9.29	(9.12)%	$9,780	2.35%	1.96%	4.26%	32%
(0.55)	$11.07	3.98%	$15,676	2.34%	2.06%	3.75%	18%

See notes to financial highlights and notes to financial statements.

143

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets					Less Dividends and
		Resulting from Operations					Distributions from

				Net Realized
				and
				Unrealized		Change in
	Net Asset			Gains/(Losses)		Net Assets
	Value,	Net		from		Resulting	Net	Net
	Beginning	Investment		Investment		from	Investment	Realized
	of Period	Income/(Loss)		Transactions		Operations	Income	Gains

LifeModel AggressiveSM Institutional Shares
Year ended 7/31/11	$9.37	0.14	#Δ	1.93	#	2.07	(0.13)	—
Year ended 7/31/10	$8.73	0.13	#Δ	0.77	#	0.90	(0.13)	(0.13)
Year ended 7/31/09	$13.57	0.20	#Δ	(3.55	)#	(3.35)	(0.24)	(1.25)
Year ended 7/31/08	$16.58	0.20	#Δ	(1.56	)#	(1.36)	(0.49)	(1.16)
Year ended 7/31/07	$14.58	0.14	#Δ	2.39	#	2.53	(0.12)	(0.41)

LifeModel AggressiveSM Class A Shares
Year ended 7/31/11	$9.30	0.11	#Δ	1.92	#	2.03	(0.11)	—
Year ended 7/31/10	$8.67	0.10	#Δ	0.76	#	0.86	(0.10)	(0.13)
Year ended 7/31/09	$13.49	0.17	#Δ	(3.52	)#	(3.35)	(0.22)	(1.25)
Year ended 7/31/08	$16.51	0.18	#Δ	(1.58	)#	(1.40)	(0.46)	(1.16)
Year ended 7/31/07	$14.53	0.10	#Δ	2.38	#	2.48	(0.09)	(0.41)

LifeModel AggressiveSM Class B Shares
Year ended 7/31/11	$8.94	0.03	#Δ	1.85	#	1.88	(0.06)	—
Year ended 7/31/10	$8.38	0.03	#Δ	0.73	#	0.76	(0.07)	(0.13)
Year ended 7/31/09	$13.12	0.11	#Δ	(3.44	)#	(3.33)	(0.16)	(1.25)
Year ended 7/31/08	$16.11	0.06	#Δ	(1.52	)#	(1.46)	(0.37)	(1.16)
Year ended 7/31/07	$14.24	(0.02	)#Δ	2.33	#	2.31	(0.02)	(0.42)

LifeModel AggressiveSM Class C Shares
Year ended 7/31/11	$8.94	0.03	#Δ	1.83	#	1.86	(0.06)	—
Year ended 7/31/10	$8.37	0.03	#Δ	0.74	#	0.77	(0.07)	(0.13)
Year ended 7/31/09	$13.11	0.11	#Δ	(3.44	)#	(3.33)	(0.16)	(1.25)
Year ended 7/31/08	$16.11	0.05	#Δ	(1.52	)#	(1.47)	(0.37)	(1.16)
Year ended 7/31/07	$14.24	(0.04	)#Δ	2.35	#	2.31	(0.03)	(0.41)

LifeModel Moderately AggressiveSM Institutional Shares
Year ended 7/31/11	$9.77	0.20	#Δ	1.67	#	1.87	(0.20)	—
Year ended 7/31/10	$9.14	0.19	#Δ	0.68	#	0.87	(0.20)	(0.04)
Year ended 7/31/09	$12.85	0.28	#Δ	(2.71	)#	(2.43)	(0.37)	(0.91)
Year ended 7/31/08	$15.44	0.29	#Δ	(1.32	)#	(1.03)	(0.45)	(1.11)
Year ended 7/31/07	$13.98	0.25	#Δ	1.84	#	2.09	(0.26)	(0.37)

LifeModel Moderately AggressiveSM Class A Shares
Year ended 7/31/11	$9.76	0.18	#Δ	1.65	#	1.83	(0.17)	—
Year ended 7/31/10	$9.12	0.17	#Δ	0.69	#	0.86	(0.18)	(0.04)
Year ended 7/31/09	$12.83	0.26	#Δ	(2.72	)#	(2.46)	(0.34)	(0.91)
Year ended 7/31/08	$15.42	0.27	#Δ	(1.34	)#	(1.07)	(0.41)	(1.11)
Year ended 7/31/07	$13.96	0.21	#Δ	1.83	#	2.04	(0.22)	(0.36)

LifeModel Moderately AggressiveSM Class B Shares
Year ended 7/31/11	$9.65	0.09	#Δ	1.64	#	1.73	(0.09)	—
Year ended 7/31/10	$9.02	0.10	#Δ	0.67	#	0.77	(0.10)	(0.04)
Year ended 7/31/09	$12.72	0.18	#Δ	(2.69	)#	(2.51)	(0.28)	(0.91)
Year ended 7/31/08	$15.34	0.17	#Δ	(1.33	)#	(1.16)	(0.35)	(1.11)
Year ended 7/31/07	$13.90	0.10	#Δ	1.82	#	1.92	(0.11)	(0.37)

LifeModel Moderately AggressiveSM Class C Shares
Year ended 7/31/11	$9.65	0.09	#Δ	1.64	#	1.73	(0.09)	—
Year ended 7/31/10	$9.03	0.09	#Δ	0.67	#	0.76	(0.10)	(0.04)
Year ended 7/31/09	$12.71	0.18	#Δ	(2.67	)#	(2.49)	(0.28)	(0.91)
Year ended 7/31/08	$15.34	0.19	#Δ	(1.36	)#	(1.17)	(0.35)	(1.11)
Year ended 7/31/07	$13.89	0.10	#Δ	1.83	#	1.93	(0.11)	(0.37)

See notes to financial highlights and notes to financial statements.

144

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data

				Ratios of	Ratios of
	Net	Total	Net	Expenses	Expenses	Ratios of Net
Total	Asset	Return	Assets,	to	to	Investment
Dividends	Value,	(excludes	End of	Average	Average	Income/(Loss)	Portfolio
and	End of	sales	Period	Net	Net	to Average	Turnover
Distributions	Period	charge)	(000’s)	Assets (a)	Assets (b)	Net Assets	Rate (c)

(0.13)	$11.31	22.19%	$76,649	0.55%	0.08%	1.28%	18%
(0.26)	$9.37	10.25%	$75,906	0.54%	0.08%	1.36%	11%
(1.49)	$8.73	(22.95)%	$76,770	0.56%	0.08%	2.21%	9%
(1.65)	$13.57	(9.45)%	$107,929	0.49%	0.08%	1.31%	26%
(0.53)	$16.58	17.59%	$119,437	0.49%	0.08%	0.87%	14%

(0.11)	$11.22	21.88%	$25,665	0.80%	0.33%	1.03%	18%
(0.23)	$9.30	9.94%	$24,982	0.79%	0.33%	1.10%	11%
(1.47)	$8.67	(23.12)%	$28,126	0.81%	0.33%	1.95%	9%
(1.62)	$13.49	(9.74)%	$44,892	0.74%	0.33%	1.19%	26%
(0.50)	$16.51	17.29%	$57,421	0.73%	0.33%	0.62%	14%

(0.06)	$10.76	21.06%	$5,207	1.55%	1.08%	0.29%	18%
(0.20)	$8.94	9.01%	$6,672	1.54%	1.08%	0.35%	11%
(1.41)	$8.38	(23.68)%	$7,893	1.56%	1.08%	1.24%	9%
(1.53)	$13.12	(10.41)%	$13,202	1.49%	1.08%	0.39%	26%
(0.44)	$16.11	16.44%	$18,547	1.49%	1.08%	(0.13)%	14%

(0.06)	$10.74	20.85%	$1,031	1.55%	1.08%	0.28%	18%
(0.20)	$8.94	9.14%	$1,189	1.54%	1.08%	0.32%	11%
(1.41)	$8.37	(23.70)%	$1,342	1.55%	1.08%	1.24%	9%
(1.53)	$13.11	(10.44)%	$2,236	1.49%	1.08%	0.36%	26%
(0.44)	$16.11	16.45%	$3,016	1.49%	1.08%	(0.24)%	14%

(0.20)	$11.44	19.24%	$101,835	0.54%	0.08%	1.85%	18%
(0.24)	$9.77	9.56%	$100,910	0.53%	0.08%	1.98%	16%
(1.28)	$9.14	(17.50)%	$110,522	0.54%	0.08%	3.06%	8%
(1.56)	$12.85	(7.76)%	$135,474	0.48%	0.08%	2.06%	26%
(0.63)	$15.44	15.16%	$146,973	0.47%	0.08%	1.68%	20%

(0.17)	$11.42	18.86%	$57,921	0.79%	0.33%	1.61%	18%
(0.22)	$9.76	9.40%	$57,520	0.78%	0.33%	1.70%	16%
(1.25)	$9.12	(17.73)%	$64,959	0.79%	0.33%	2.77%	8%
(1.52)	$12.83	(7.95)%	$98,658	0.73%	0.33%	1.89%	26%
(0.58)	$15.42	14.82%	$127,824	0.72%	0.33%	1.42%	20%

(0.09)	$11.29	17.98%	$18,172	1.54%	1.08%	0.86%	18%
(0.14)	$9.65	8.57%	$24,105	1.53%	1.08%	0.99%	16%
(1.19)	$9.02	(18.37)%	$27,726	1.54%	1.08%	2.03%	8%
(1.46)	$12.72	(8.65)%	$43,036	1.48%	1.08%	1.20%	26%
(0.48)	$15.34	13.97%	$56,679	1.47%	1.08%	0.68%	20%

(0.09)	$11.29	18.02%	$3,072	1.54%	1.08%	0.86%	18%
(0.14)	$9.65	8.43%	$2,989	1.53%	1.08%	0.96%	16%
(1.19)	$9.03	(18.28)%	$3,375	1.54%	1.08%	1.99%	8%
(1.46)	$12.71	(8.73)%	$6,077	1.48%	1.08%	1.35%	26%
(0.48)	$15.34	13.98%	$9,012	1.47%	1.08%	0.68%	20%

See notes to financial highlights and notes to financial statements.

145

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets					Less Dividends and
		Resulting from Operations					Distributions from

				Net Realized
				and
				Unrealized		Change in
	Net Asset			Gains/(Losses)		Net Assets
	Value,	Net		from		Resulting	Net	Net
	Beginning	Investment		Investment		from	Investment	Realized
	of Period	Income/(Loss)		Transactions		Operations	Income	Gains

LifeModel ModerateSM Institutional Shares
Year ended 7/31/11	$9.61	0.26	#Δ	1.24	#	1.50	(0.25)	—
Year ended 7/31/10	$9.01	0.25	#Δ	0.61	#	0.86	(0.26)	—
Year ended 7/31/09	$11.43	0.34	#Δ	(1.81	)#	(1.47)	(0.42)	(0.53)
Year ended 7/31/08	$13.34	0.36	#Δ	(1.06	)#	(0.70)	(0.45)	(0.76)
Year ended 7/31/07	$12.43	0.33	#Δ	1.21	#	1.54	(0.33)	(0.30)

LifeModel ModerateSM Class A Shares
Year ended 7/31/11	$9.60	0.23	#Δ	1.23	#	1.46	(0.22)	—
Year ended 7/31/10	$9.00	0.23	#Δ	0.61	#	0.84	(0.24)	—
Year ended 7/31/09	$11.42	0.32	#Δ	(1.81	)#	(1.49)	(0.40)	(0.53)
Year ended 7/31/08	$13.32	0.33	#Δ	(1.06	)#	(0.73)	(0.41)	(0.76)
Year ended 7/31/07	$12.41	0.29	#Δ	1.22	#	1.51	(0.30)	(0.30)

LifeModel ModerateSM Class B Shares
Year ended 7/31/11	$9.54	0.15	#Δ	1.23	#	1.38	(0.14)	—
Year ended 7/31/10	$8.95	0.15	#Δ	0.60	#	0.75	(0.16)	—
Year ended 7/31/09	$11.37	0.25	#Δ	(1.80	)#	(1.55)	(0.34)	(0.53)
Year ended 7/31/08	$13.25	0.24	#Δ	(1.05	)#	(0.81)	(0.31)	(0.76)
Year ended 7/31/07	$12.35	0.19	#Δ	1.21	#	1.40	(0.20)	(0.30)

LifeModel ModerateSM Class C Shares
Year ended 7/31/11	$9.55	0.15	#Δ	1.23	#	1.38	(0.15)	—
Year ended 7/31/10	$8.95	0.15	#Δ	0.61	#	0.76	(0.16)	—
Year ended 7/31/09	$11.37	0.25	#Δ	(1.80	)#	(1.55)	(0.34)	(0.53)
Year ended 7/31/08	$13.26	0.24	#Δ	(1.06	)#	(0.82)	(0.31)	(0.76)
Year ended 7/31/07	$12.36	0.19	#Δ	1.21	#	1.40	(0.20)	(0.30)

LifeModel Moderately ConservativeSM Institutional Shares
Year ended 7/31/11	$8.92	0.26	#Δ	1.01	#	1.27	(0.26)	—
Year ended 7/31/10	$8.35	0.26	#Δ	0.57	#	0.83	(0.26)	—
Year ended 7/31/09	$10.34	0.34	#Δ	(1.40	)#	(1.06)	(0.41)	(0.52)
Year ended 7/31/08	$11.95	0.37	#Δ	(0.90	)#	(0.53)	(0.42)	(0.66)
Year ended 7/31/07	$11.36	0.34	#Δ	0.93	#	1.27	(0.35)	(0.33)

LifeModel Moderately ConservativeSM Class A Shares
Year ended 7/31/11	$8.90	0.23	#Δ	1.01	#	1.24	(0.23)	—
Year ended 7/31/10	$8.33	0.23	#Δ	0.58	#	0.81	(0.24)	—
Year ended 7/31/09	$10.32	0.32	#Δ	(1.40	)#	(1.08)	(0.39)	(0.52)
Year ended 7/31/08	$11.93	0.33	#Δ	(0.89	)#	(0.56)	(0.39)	(0.66)
Year ended 7/31/07	$11.35	0.31	#Δ	0.92	#	1.23	(0.32)	(0.33)

LifeModel Moderately ConservativeSM Class B Shares
Year ended 7/31/11	$8.87	0.16	#Δ	1.00	#	1.16	(0.16)	—
Year ended 7/31/10	$8.30	0.17	#Δ	0.57	#	0.74	(0.17)	—
Year ended 7/31/09	$10.29	0.25	#Δ	(1.38	)#	(1.13)	(0.34)	(0.52)
Year ended 7/31/08	$11.88	0.25	#Δ	(0.89	)#	(0.64)	(0.29)	(0.66)
Year ended 7/31/07	$11.30	0.22	#Δ	0.92	#	1.14	(0.23)	(0.33)

LifeModel Moderately ConservativeSM Class C Shares
Year ended 7/31/11	$8.88	0.16	#Δ	1.00	#	1.16	(0.16)	—
Year ended 7/31/10	$8.31	0.16	#Δ	0.58	#	0.74	(0.17)	—
Year ended 7/31/09	$10.30	0.26	#Δ	(1.39	)#	(1.13)	(0.34)	(0.52)
Year ended 7/31/08	$11.89	0.25	#Δ	(0.89	)#	(0.64)	(0.29)	(0.66)
Year ended 7/31/07	$11.32	0.22	#Δ	0.91	#	1.13	(0.23)	(0.33)

See notes to financial highlights and notes to financial statements.

146

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data

				Ratios of	Ratios of
	Net	Total	Net	Expenses	Expenses	Ratios of Net
Total	Asset	Return	Assets,	to	to	Investment
Dividends	Value,	(excludes	End of	Average	Average	Income	Portfolio
and	End of	sales	Period	Net	Net	to Average	Turnover
Distributions	Period	charge)	(000’s)	Assets (a)	Assets (b)	Net Assets	Rate (c)

(0.25)	$10.86	15.73%	$192,241	0.46%	0.08%	2.44%	20%
(0.26)	$9.61	9.60%	$195,480	0.45%	0.08%	2.63%	9%
(0.95)	$9.01	(11.88)%	$258,159	0.44%	0.08%	3.80%	7%
(1.21)	$11.43	(6.02)%	$312,435	0.43%	0.08%	2.85%	23%
(0.63)	$13.34	12.60%	$369,880	0.44%	0.08%	2.48%	18%

(0.22)	$10.84	15.36%	$38,331	0.71%	0.33%	2.18%	20%
(0.24)	$9.60	9.33%	$40,212	0.70%	0.33%	2.39%	9%
(0.93)	$9.00	(12.09)%	$48,590	0.69%	0.33%	3.53%	7%
(1.17)	$11.42	(6.21)%	$71,338	0.68%	0.33%	2.67%	23%
(0.60)	$13.32	12.32%	$92,719	0.69%	0.33%	2.23%	18%

(0.14)	$10.78	14.55%	$11,669	1.46%	1.08%	1.41%	20%
(0.16)	$9.54	8.43%	$17,417	1.45%	1.08%	1.63%	9%
(0.87)	$8.95	(12.76)%	$20,489	1.44%	1.08%	2.78%	7%
(1.07)	$11.37	(6.87)%	$32,003	1.43%	1.08%	1.93%	23%
(0.50)	$13.25	11.47%	$43,013	1.44%	1.08%	1.48%	18%

(0.15)	$10.78	14.48%	$2,852	1.46%	1.08%	1.44%	20%
(0.16)	$9.55	8.57%	$2,706	1.45%	1.08%	1.61%	9%
(0.87)	$8.95	(12.77)%	$2,709	1.44%	1.08%	2.78%	7%
(1.07)	$11.37	(6.95)%	$4,333	1.43%	1.08%	1.92%	23%
(0.50)	$13.26	11.46%	$6,158	1.44%	1.08%	1.48%	18%

(0.26)	$9.93	14.33%	$34,231	0.64%	0.08%	2.70%	25%
(0.26)	$8.92	10.07%	$33,074	0.59%	0.08%	2.90%	14%
(0.93)	$8.35	(9.12)%	$35,581	0.59%	0.08%	4.11%	8%
(1.08)	$10.34	(5.03)%	$43,093	0.53%	0.08%	3.28%	25%
(0.68)	$11.95	11.24%	$41,336	0.54%	0.08%	2.89%	30%

(0.23)	$9.91	14.07%	$14,495	0.89%	0.33%	2.44%	25%
(0.24)	$8.90	9.82%	$15,138	0.84%	0.33%	2.66%	14%
(0.91)	$8.33	(9.36)%	$16,941	0.84%	0.33%	3.81%	8%
(1.05)	$10.32	(5.30)%	$25,200	0.79%	0.33%	2.92%	25%
(0.65)	$11.93	10.96%	$35,676	0.79%	0.33%	2.63%	30%

(0.16)	$9.87	13.10%	$4,491	1.64%	1.08%	1.67%	25%
(0.17)	$8.87	9.01%	$7,258	1.59%	1.08%	1.89%	14%
(0.86)	$8.30	(10.03)%	$8,292	1.59%	1.08%	3.06%	8%
(0.95)	$10.29	(5.94)%	$13,891	1.54%	1.08%	2.25%	25%
(0.56)	$11.88	10.17%	$18,839	1.54%	1.08%	1.89%	30%

(0.16)	$9.88	13.14%	$989	1.64%	1.08%	1.71%	25%
(0.17)	$8.88	8.98%	$1,009	1.59%	1.08%	1.87%	14%
(0.86)	$8.31	(10.00)%	$1,264	1.59%	1.08%	3.09%	8%
(0.95)	$10.30	(5.93)%	$2,071	1.54%	1.08%	2.23%	25%
(0.56)	$11.89	10.08%	$2,755	1.54%	1.08%	1.88%	30%

See notes to financial highlights and notes to financial statements.

147

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets					Less Dividends and
		Resulting from Operations					Distributions from

				Net Realized
				and
				Unrealized		Change in
	Net Asset			Gains/(Losses)		Net Assets
	Value,	Net		from		Resulting	Net	Net
	Beginning	Investment		Investment		from	Investment	Realized
	of Period	Income/(Loss)		Transactions		Operations	Income	Gains

LifeModel ConservativeSM Institutional Shares
Year ended 7/31/11	$9.26	0.32	#Δ	0.66	#	0.98	(0.32)	—
Year ended 7/31/10	$8.75	0.32	#Δ	0.52	#	0.84	(0.33)	—
Year ended 7/31/09	$9.89	0.41	#Δ	(0.92	)#	(0.51)	(0.46)	(0.17)
Year ended 7/31/08	$10.99	0.43	#Δ	(0.80	)#	(0.37)	(0.43)	(0.30)
Year ended 7/31/07	$10.72	0.41	#Δ	0.49	#	0.90	(0.41)	(0.22)

LifeModel ConservativeSM Class A Shares
Year ended 7/31/11	$9.24	0.29	#Δ	0.66	#	0.95	(0.29)	—
Year ended 7/31/10	$8.74	0.30	#Δ	0.51	#	0.81	(0.31)	—
Year ended 7/31/09	$9.87	0.39	#Δ	(0.91	)#	(0.52)	(0.44)	(0.17)
Year ended 7/31/08	$10.97	0.39	#Δ	(0.79	)#	(0.40)	(0.40)	(0.30)
Year ended 7/31/07	$10.70	0.38	#Δ	0.49	#	0.87	(0.38)	(0.22)

LifeModel ConservativeSM Class B Shares
Year ended 7/31/11	$9.20	0.21	#Δ	0.66	#	0.87	(0.21)	—
Year ended 7/31/10	$8.70	0.23	#Δ	0.51	#	0.74	(0.24)	—
Year ended 7/31/09	$9.83	0.32	#Δ	(0.90	)#	(0.58)	(0.38)	(0.17)
Year ended 7/31/08	$10.95	0.31	#Δ	(0.80	)#	(0.49)	(0.33)	(0.30)
Year ended 7/31/07	$10.67	0.29	#Δ	0.50	#	0.79	(0.30)	(0.21)

LifeModel ConservativeSM Class C Shares
Year ended 7/31/11	$9.21	0.21	#Δ	0.67	#	0.88	(0.21)	—
Year ended 7/31/10	$8.71	0.23	#Δ	0.51	#	0.74	(0.24)	—
Year ended 7/31/09	$9.84	0.32	#Δ	(0.90	)#	(0.58)	(0.38)	(0.17)
Year ended 7/31/08	$10.95	0.31	#Δ	(0.79	)#	(0.48)	(0.33)	(0.30)
Year ended 7/31/07	$10.67	0.29	#Δ	0.51	#	0.80	(0.30)	(0.22)

High Yield Bond Institutional Shares
Year ended 7/31/11	$9.62	0.71	Δ	0.41		1.12	(0.72)	—
Year ended 7/31/10	$8.72	0.73	Δ	0.90		1.63	(0.73)	—
Year ended 7/31/09	$9.14	0.78	Δ	(0.41)		0.37	(0.79)	—
Year ended 7/31/08	$9.57	0.73	Δ	(0.44)		0.29	(0.72)	—
Year ended 7/31/07	$9.74	0.71	Δ	(0.14)		0.57	(0.71)	(0.03)

High Yield Bond Class A Shares
Year ended 7/31/11	$9.59	0.69	Δ	0.41		1.10	(0.70)	—
Year ended 7/31/10	$8.69	0.71	Δ	0.89		1.60	(0.70)	—
Year ended 7/31/09	$9.12	0.74	Δ	(0.40)		0.34	(0.77)	—
Year ended 7/31/08	$9.57	0.69	Δ	(0.46)		0.23	(0.68)	—
Year ended 7/31/07	$9.74	0.68	Δ	(0.13)		0.55	(0.69)	(0.03)

High Yield Bond Class B Shares
Year ended 7/31/11	$9.61	0.61	Δ	0.41		1.02	(0.62)	—
Year ended 7/31/10	$8.71	0.64	Δ	0.89		1.53	(0.63)	—
Year ended 7/31/09	$9.13	0.70	Δ	(0.41)		0.29	(0.71)	—
Year ended 7/31/08	$9.56	0.64	Δ	(0.45)		0.19	(0.62)	—
Year ended 7/31/07	$9.73	0.61	Δ	(0.13)		0.48	(0.62)	(0.03)

High Yield Bond Class C Shares
Year ended 7/31/11	$9.60	0.61	Δ	0.42		1.03	(0.63)	—
Year ended 7/31/10	$8.71	0.63	Δ	0.90		1.53	(0.64)	—
Year ended 7/31/09	$9.13	0.70	Δ	(0.41)		0.29	(0.71)	—
Year ended 7/31/08	$9.57	0.64	Δ	(0.45)		0.19	(0.63)	—
Year ended 7/31/07	$9.74	0.60	Δ	(0.12)		0.48	(0.62)	(0.03)

See notes to financial highlights and notes to financial statements.

148

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data

				Ratios of	Ratios of
	Net	Total	Net	Expenses	Expenses	Ratios of Net
Total	Asset	Return	Assets,	to	to	Investment
Dividends	Value,	(excludes	End of	Average	Average	Income	Portfolio
and	End of	sales	Period	Net	Net	to Average	Turnover
Distributions	Period	charge)	(000’s)	Assets (a)	Assets (b)	Net Assets	Rate (c)

(0.32)	$9.92	10.70%	$26,036	0.72%	0.08%	3.32%	25%
(0.33)	$9.26	9.77%	$23,916	0.65%	0.08%	3.54%	14%
(0.63)	$8.75	(4.64)%	$26,856	0.65%	0.08%	4.80%	6%
(0.73)	$9.89	(3.67)%	$28,215	0.62%	0.08%	4.04%	23%
(0.63)	$10.99	8.58%	$24,570	0.64%	0.08%	3.69%	24%

(0.29)	$9.90	10.44%	$9,801	0.97%	0.33%	3.05%	25%
(0.31)	$9.24	9.39%	$9,630	0.90%	0.33%	3.30%	14%
(0.61)	$8.74	(4.77)%	$9,914	0.90%	0.33%	4.52%	6%
(0.70)	$9.87	(3.93)%	$12,908	0.88%	0.33%	3.68%	23%
(0.60)	$10.97	8.33%	$15,083	0.89%	0.33%	3.44%	24%

(0.21)	$9.86	9.57%	$2,253	1.72%	1.08%	2.25%	25%
(0.24)	$9.20	8.58%	$4,051	1.65%	1.08%	2.53%	14%
(0.55)	$8.70	(5.45)%	$5,099	1.65%	1.08%	3.76%	6%
(0.63)	$9.83	(4.78)%	$7,253	1.63%	1.08%	2.97%	23%
(0.51)	$10.95	7.53%	$9,242	1.64%	1.07%	2.69%	24%

(0.21)	$9.88	9.67%	$825	1.72%	1.08%	2.23%	25%
(0.24)	$9.21	8.56%	$1,365	1.65%	1.08%	2.53%	14%
(0.55)	$8.71	(5.45)%	$1,788	1.65%	1.08%	3.74%	6%
(0.63)	$9.84	(4.70)%	$2,250	1.63%	1.08%	2.91%	23%
(0.52)	$10.95	7.59%	$3,091	1.64%	1.07%	2.67%	24%

(0.72)	$10.02	12.01%	$59,399	1.14%	0.74%	7.15%	81%
(0.73)	$9.62	19.22%	$53,780	1.20%	0.74%	7.83%	71%
(0.79)	$8.72	5.98%	$47,395	1.19%	0.74%	10.13%	32%
(0.72)	$9.14	2.98%	$50,153	1.15%	0.74%	7.65%	36%
(0.74)	$9.57	5.85%	$68,193	1.14%	0.74%	7.12%	42%

(0.70)	$9.99	11.78%	$2,290	1.39%	0.99%	6.90%	81%
(0.70)	$9.59	18.96%	$1,149	1.42%	0.99%	7.71%	71%
(0.77)	$8.69	5.60%	$4,443	1.38%	0.99%	9.23%	32%
(0.68)	$9.12	2.38%	$206	1.40%	0.99%	7.17%	36%
(0.72)	$9.57	5.47%	$175	1.39%	0.99%	6.83%	42%

(0.62)	$10.01	10.91%	$90	2.14%	1.74%	6.17%	81%
(0.63)	$9.61	18.07%	$94	2.21%	1.74%	6.83%	71%
(0.71)	$8.71	4.89%	$74	2.20%	1.74%	9.10%	32%
(0.62)	$9.13	1.94%	$155	2.15%	1.74%	6.67%	36%
(0.65)	$9.56	4.83%	$156	2.15%	1.74%	6.12%	42%

(0.63)	$10.00	10.95%	$2,370	2.14%	1.74%	6.13%	81%
(0.64)	$9.60	18.06%	$1,403	2.23%	1.74%	6.72%	71%
(0.71)	$8.71	4.93%	$113	2.19%	1.74%	9.19%	32%
(0.63)	$9.13	2.00%	$114	2.15%	1.74%	6.67%	36%
(0.65)	$9.57	4.72%	$127	2.15%	1.74%	6.04%	42%

See notes to financial highlights and notes to financial statements.

149

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

		Change in Net Assets					Less Dividends and
		Resulting from Operations					Distributions from

				Net Realized
				and
				Unrealized	Change in
	Net Asset			Gains/(Losses)	Net Assets
	Value,	Net		from	Resulting	Net	Paid	Net
	Beginning	Investment		Investment	from	Investment	in	Realized
	of Period	Income/(Loss)		Transactions	Operations	Income	Capital	Gains

Total Return Bond Institutional Shares
Year ended 7/31/11	$9.02	0.44	Δ	0.28	0.72	(0.44)	—	—
Year ended 7/31/10	$8.46	0.38	Δ	0.62	1.00	(0.44)	—	—
Year ended 7/31/09	$9.03	0.46	Δ	(0.55)	(0.09)	(0.48)	—	—
Year ended 7/31/08	$9.68	0.48	Δ	(0.64)	(0.16)	(0.49)	—	—
Year ended 7/31/07	$9.68	0.45	Δ@	0.01	0.46	(0.46)	—	—

Total Return Bond Class A Shares
Year ended 7/31/11	$9.02	0.41	Δ	0.28	0.69	(0.42)	—	—
Year ended 7/31/10	$8.46	0.36	Δ	0.61	0.97	(0.41)	—	—
Year ended 7/31/09	$9.03	0.44	Δ	(0.55)	(0.11)	(0.46)	—	—
Year ended 7/31/08	$9.67	0.46	Δ	(0.64)	(0.18)	(0.46)	—	—
Year ended 7/31/07	$9.68	0.43	Δ@	—	0.43	(0.44)	—	—

Total Return Bond Class B Shares
Year ended 7/31/11	$9.03	0.34	Δ	0.29	0.63	(0.35)	—	—
Year ended 7/31/10	$8.47	0.29	Δ	0.62	0.91	(0.35)	—	—
Year ended 7/31/09	$9.03	0.38	Δ	(0.54)	(0.16)	(0.40)	—	—
Year ended 7/31/08	$9.68	0.39	Δ	(0.65)	(0.26)	(0.39)	—	—
Year ended 7/31/07	$9.68	0.35	Δ@	0.01	0.36	(0.36)	—	—

Total Return Bond Class C Shares
Year ended 7/31/11	$9.03	0.34	Δ	0.29	0.63	(0.35)	—	—
Year ended 7/31/10	$8.47	0.29	Δ	0.62	0.91	(0.35)	—	—
Year ended 7/31/09	$9.04	0.38	Δ	(0.55)	(0.17)	(0.40)	—	—
Year ended 7/31/08	$9.68	0.39	Δ	(0.64)	(0.25)	(0.39)	—	—
Year ended 7/31/07	$9.69	0.35	Δ@	—	0.35	(0.36)	—	—

Short Term Bond Institutional Shares
Year ended 7/31/11	$9.58	0.16	Δ	0.01	0.17	(0.17)	—	—
Year ended 7/31/10	$9.33	0.22	Δ	0.26	0.48	(0.23)	—	—
Year ended 7/31/09	$9.29	0.33	Δ	0.05	0.38	(0.34)	—	—
Year ended 7/31/08	$9.32	0.38	Δ	(0.03)	0.35	(0.38)	—	—
Year ended 7/31/07	$9.25	0.37	Δ	0.09	0.46	(0.38)	(0.01)	—

Short Term Bond Class A Shares
Year ended 7/31/11	$9.57	0.14	Δ	0.01	0.15	(0.15)	—	—
Year ended 7/31/10	$9.32	0.19	Δ	0.27	0.46	(0.21)	—	—
Year ended 7/31/09	$9.29	0.31	Δ	0.04	0.35	(0.32)	—	—
Year ended 7/31/08	$9.31	0.35	Δ	(0.01)	0.34	(0.36)	—	—
Year ended 7/31/07	$9.25	0.35	Δ	0.08	0.43	(0.36)	(0.01)	—

Short Term Bond Class C Shares
Year ended 7/31/11	$9.55	0.07	Δ	—	0.07	(0.07)	—	—
Year ended 7/31/10	$9.31	0.10	Δ	0.28	0.38	(0.14)	—	—
Year ended 7/31/09	$9.28	0.22	Δ	0.07	0.29	(0.26)	—	—
Year ended 7/31/08	$9.32	0.28	Δ	(0.02)	0.26	(0.30)	—	—
Year ended 7/31/07	$9.25	0.28	Δ	0.09	0.37	(0.29)	(0.01)	—

See notes to financial highlights and notes to financial statements.

150

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

			Ratios/Supplemental Data

				Ratios of	Ratios of
	Net	Total	Net	Expenses	Expenses	Ratios of Net
Total	Asset	Return	Assets,	to	to	Investment
Dividends	Value,	(excludes	End of	Average	Average	Income	Portfolio
and	End of	sales	Period	Net	Net	to Average	Turnover
Distributions	Period	charge)	(000’s)	Assets (a)	Assets (b)	Net Assets	Rate (c)

(0.44)	$9.30	8.28%~	$230,708	0.89%	0.64%	4.98%	60%
(0.44)	$9.02	11.91%	$275,474	0.87%	0.65%	4.33%	39%
(0.48)	$8.46	(0.71)%	$386,492	0.84%	0.66%	5.54%	15%
(0.49)	$9.03	(1.86)%	$559,548	0.88%	0.69%	5.03%	36%
(0.46)	$9.68	4.83%@	$230,154	0.91%	0.72%	4.57%	65%

(0.42)	$9.29	7.90%~	$13,910	1.14%	0.89%	4.74%	60%
(0.41)	$9.02	11.76%	$15,010	1.12%	0.90%	4.06%	39%
(0.46)	$8.46	(0.95)%	$15,751	1.09%	0.91%	5.29%	15%
(0.46)	$9.03	(1.99)%	$20,497	1.13%	0.94%	4.78%	36%
(0.44)	$9.67	4.45%@	$8,223	1.16%	0.97%	4.32%	65%

(0.35)	$9.31	7.17%~	$813	1.89%	1.64%	3.86%	60%
(0.35)	$9.03	10.90%	$1,821	1.87%	1.65%	3.30%	39%
(0.40)	$8.47	(1.58)%	$2,932	1.84%	1.66%	4.55%	15%
(0.39)	$9.03	(2.80)%	$3,490	1.88%	1.69%	4.02%	36%
(0.36)	$9.68	3.75%@	$2,151	1.91%	1.72%	3.57%	65%

(0.35)	$9.31	7.18%~	$640	1.89%	1.64%	3.94%	60%
(0.35)	$9.03	10.93%	$859	1.87%	1.65%	3.30%	39%
(0.40)	$8.47	(1.71)%	$745	1.84%	1.66%	4.52%	15%
(0.39)	$9.04	(2.72)%	$1,528	1.88%	1.69%	4.07%	36%
(0.36)	$9.68	3.65%@	$225	1.90%	1.72%	3.57%	65%

(0.17)	$9.58	1.81%	$221,120	0.80%	0.51%	1.69%	61%
(0.23)	$9.58	5.18%	$254,162	0.78%	0.57%	2.30%	78%
(0.34)	$9.33	4.30%	$224,931	0.78%	0.64%	3.67%	63%
(0.38)	$9.29	3.80%	$241,776	0.79%	0.64%	4.01%	33%
(0.39)	$9.32	5.08%	$267,348	0.80%	0.64%	3.99%	75%

(0.15)	$9.57	1.55%	$16,071	1.05%	0.76%	1.44%	61%
(0.21)	$9.57	4.94%	$22,079	1.03%	0.82%	1.98%	78%
(0.32)	$9.32	3.93%	$6,330	1.03%	0.89%	3.41%	63%
(0.36)	$9.29	3.67%	$7,127	1.04%	0.89%	3.73%	33%
(0.37)	$9.31	4.70%	$9,704	1.05%	0.89%	3.72%	75%

(0.07)	$9.55	0.79%	$7,857	1.80%	1.51%	0.69%	61%
(0.14)	$9.55	4.14%	$10,264	1.78%	1.57%	1.09%	78%
(0.26)	$9.31	3.21%	$879	1.78%	1.64%	2.45%	63%
(0.30)	$9.28	2.76%	$171	1.79%	1.64%	2.98%	33%
(0.30)	$9.32	3.93%	$160	1.81%	1.64%	2.97%	75%

See notes to financial highlights and notes to financial statements.

151

Fifth Third Funds
Notes to Financial Highlights

(a)	Before waivers and reimbursements
(b)	Net of waivers and reimbursements
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
^	Amount is less than $0.005 per share.
#	Represents income or gains/(losses) from affiliates.
Δ	Average shares method used in calculation.
Ω	Includes dividend and interest expense for securities sold short. See table below.
		Institutional	Class A	Class B	Class C

	Year ended 7/31/11	0.59%	0.59%	0.59%	0.60%
	Year ended 7/31/10	0.60%	0.61%	0.62%	0.56%
	Year ended 7/31/09	0.39%	0.39%	0.39%	0.33%
	Year ended 7/31/08	0.59%	0.59%	0.59%	0.59%
	Year ended 7/31/07	— ^	— ^	— ^	— ^

^ Amount is less than $0.005 per share.

@	During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation of Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 5 in Notes to Financial Statements for further information. See additional information below regarding per share impacts and total return from the year ended July 31, 2007 had this payment not occurred.
					Amount per
					share for Payment
	Total return excluding Payment by the Advisor (excludes sales charge)				by the Advisor &

	Institutional	Class A	Class B	Class C	All Classes

Mid Cap Growth	17.24%	16.93%	16.06%	16.07%	$0.01
Quality Growth	20.38%	20.05%	19.15%	19.15%	$0.02
Disciplined Large Cap Value	14.44%	14.13%	13.38%	13.34%	$— ^
Dividend Growth	14.90%	14.64%	13.78%	13.79%	$0.07
International Equity	24.57%	24.27%	23.36%	23.31%	$— ^
Total Return Bond	4.72%	4.45%	3.75%	3.65%	$0.01

^	Amount is less than $0.005.
&	Per share impact of the Payment by the Advisor was recognized by all classes on July 30, 2007. Calculation is based on outstanding shares as of July 30, 2007. Net Investment Income/(Loss) in these Financial Highlights includes the Payment by the Advisor.

‡	Includes interest expense relating to settlement of foreign futures. Interest expense was 0.01% for the year ended July 31, 2011, 0.01% for year ended July 31, 2010 and 0.02% for the year ended July 31, 2009.
!	Includes extraordinary legal expenses. See table below and Note 3.

	Institutional	Class A	Class B	Class C

Year ended 7/31/10	0.32%	0.31%	0.29%	0.39%
Year ended 7/31/09	0.39%	0.38%	0.39%	0.25%

†	During the year ended July 31, 2011, Structured Large Cap Plus settled litigation with the Lehman Brothers Bankruptcy Trustee. See Note 16 in Notes to Financial Statements for further information. See additional information below regarding per share impacts and total return for the year ended July 31, 2011 had this payment not occurred.

					Amount per
					share for Settlement
					with Prime
	Total Return excluding Settlement by Prime Broker (excludes sales charges)				Broker &

	Institutional	Class A	Class B	Class C	All Classes

Structured Large Cap Plus	24.70%	24.55%	23.12%	23.50%	$0.06

	&	Per share impact of the Settlement with Prime Broker was recognized by all classes on November 15, 2010. Calculation is based on outstanding shares as of November 15, 2010. Net Realized Gain/(Loss) in these Financial Highlights includes the Settlement with Prime Broker.

~	Includes litigation payments received during the year-ended July 31, 2011. The total returns excluding the litigation payments are listed below.

	Institutional	Class A	Class B	Class C

Total Return Bond	6.42%	6.04%	5.33%	5.34%

See notes to financial statements.

152

Fifth Third Funds
Notes to Financial Statements
July 31, 2011

(1) Organization

Fifth Third Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of twenty-four separate investment portfolios.

The accompanying financial statements and notes relate only to the series of the Trust (individually a “Fund” and collectively the “Funds”) listed below. Each Fund is a diversified investment company for purposes of the Act.

Fund Name

Fifth Third Small Cap Growth Fund (“Small Cap Growth”)
Fifth Third Mid Cap Growth Fund (“Mid Cap Growth”)
Fifth Third Quality Growth Fund (“Quality Growth”)
Fifth Third Dividend Growth Fund (“Dividend Growth”)
Fifth Third Micro Cap Value Fund (“Micro Cap Value”)
Fifth Third Small Cap Value Fund (“Small Cap Value”)
Fifth Third All Cap Value Fund (“All Cap Value”)
Fifth Third Disciplined Large Cap Value Fund (“Disciplined Large Cap Value”)
Fifth Third Structured Large Cap Plus Fund (“Structured Large Cap Plus”)
Fifth Third Equity Index Fund (“Equity Index”)
Fifth Third International Equity Fund (“International Equity”)
Fifth Third Strategic Income Fund (“Strategic Income”)
Fifth Third LifeModel Aggressive FundSM (“LifeModel AggressiveSM”)
Fifth Third LifeModel Moderately Aggressive FundSM (“LifeModel Moderately AggressiveSM”)
Fifth Third LifeModel Moderate FundSM (“LifeModel ModerateSM”)
Fifth Third LifeModel Moderately Conservative FundSM (“LifeModel Moderately ConservativeSM”)
Fifth Third LifeModel Conservative FundSM (“LifeModel ConservativeSM”)
(the foregoing five funds collectively the “LifeModel FundsSM”)
Fifth Third High Yield Bond Fund (“High Yield Bond”)
Fifth Third Total Return Bond Fund (“Total Return Bond”)
Fifth Third Short Term Bond Fund (“Short Term Bond”)

Short Term Bond has three classes of shares: Institutional, Class A, and Class C shares. Equity Index has seven classes of shares: Institutional, Class A, Class B, Class C, Select, Preferred and Trust shares. The remainder of the Funds each have four classes of shares: Institutional, Class A, Class B, and Class C shares. All Funds’ Class B shares are closed to new purchases as of this report date. Class A shares are subject to initial sales charges imposed at the time of purchase, as described in the Funds’ prospectuses. Certain redemptions of each of Class A shares made within twelve months of purchase, Class B shares made within six years of purchase and Class C shares made within twelve months of purchase are subject to contingent deferred sales charges, as described in the Funds’ prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

The financial statements of the underlying Fifth Third Funds in which the LifeModel FundsSM invest should be read in conjunction with the financial statements for the applicable LifeModel FundSM.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Securities Valuation  — All investments in securities are recorded at their estimated fair value as described in Note 13.

Securities Transactions and Related Income — Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Foreign Currency Translation — The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, including investments in securities, resulting from changes in the currency exchange rates.

Lending Portfolio Securities — Each Fund may lend securities up to 33 1/3% of the Fund’s total assets (including the amount of securities out on loan) to qualified borrowers (typically broker-dealers) in order to enhance Fund earnings by investing cash collateral received in making such loans. The Funds continue to earn interest and dividends on securities loaned by way of receiving substitute payments (substitute dividend payments are generally not classified as Qualified Dividend Income for federal income tax purposes). Loans will be made only to borrowers deemed by the Lending Agent to be of sufficiently strong financial standing, organizational stability and creditworthiness under guidelines established by the Funds and when, in the judgment of the Lending Agent, the consideration that can be earned currently from such securities loans justifies the attendant risks.

The Trust has engaged its custodian bank, State Street Bank and Trust Company (“State Street”), to act as Lending Agent and to administer its securities lending program. State Street will earn a portion of program net income for its services. When a Fund makes a security loan, it receives cash collateral as protection against borrower default on the loaned security position and records an asset for the cash/invested collateral and a liability for the return of the collateral. Additionally, certain Funds received non-cash collateral, which they are not permitted to sell or re-pledge. Securities on loan continue to be included in investment securities at market value on the Statements of Assets and Liabilities and remain on the Schedule of Investments.

Loans of securities are required at the time the loan is made to be secured by collateral at least equal to 105% of the prior day’s market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange; or 102% of the prior day’s market value of the securities on loan (including accrued interest) of any other loaned securities, and not less than 100% thereafter. The Funds may

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

invest cash collateral in short-term money market instruments including: U.S. Treasury Bills, U.S. agency sponsored obligations, commercial paper, money market mutual funds, repurchase agreements and other highly rated, liquid investments.

During the life of security loans, the collateral and securities loaned remain subject to fluctuation in market value. State Street marks to market securities loaned and the collateral each business day. If additional collateral is due, State Street collects additional cash collateral from the borrowers. Although securities loaned will be fully collateralized at all times, State Street may experience delays in, or may be prevented from, recovering the collateral on behalf of a Fund. State Street may on behalf of a Fund recall a loaned security position at any time from a borrower, who is obligated to return the security recalled. In the event the borrower fails to return a recalled security in a timely fashion, State Street reserves the right to use the collateral to purchase like securities in the open market. State Street indemnifies the Funds against borrower default by agreeing to fund any shortfall between the collateral held and the cost of obtaining replacement securities. If replacement securities are not available, State Street will credit the equivalent cash value to the Fund(s). As of July 31, 2011 cash collateral received for the Funds engaged in securities lending was invested in the State Street Navigator Prime Securities Lending Portfolio. The non-cash collateral is made up of U.S. Treasury and U.S. agency bonds. The maturities range from November 28, 2011 to February 15, 2041, with interest rates ranging from 0.75% to 6.25%.

	Market Value
	of Securities	Cash	Non-Cash
Fund	on Loan	Collateral	Collateral

Small Cap Growth	$10,955,376	$11,290,374	$—
Mid Cap Growth	13,210,290	13,498,752	—
Quality Growth	25,057,547	25,597,813	—
Dividend Growth	391,036	399,739	—
All Cap Value	8,934,095	9,200,628	—
Disciplined Large Cap Value	3,940,974	4,063,593	—
Equity Index	18,001,933	15,935,605	2,495,493
International Equity	12,520,563	13,237,888	—
Strategic Income	—	—	—
High Yield Bond	13,120,527	13,396,035	—
Total Return Bond	20,050,714	20,471,450	—
Short Term Bond	38,318,985	39,113,846	—

Other  — Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as administrative services and/or distribution servicing fees.

Distributions to Shareholders — Dividends, if any, from net investment income are generally declared/paid as follows:

Declared daily/paid monthly	Declared/paid monthly	Declared/paid quarterly	Declared/paid annually

Strategic Income	High Yield Bond	Dividend Growth	Small Cap Growth
	Total Return Bond	All Cap Value	Mid Cap Growth
	Short Term Bond	Disciplined Large Cap Value	Quality Growth
		Structured Large Cap Plus	Micro Cap Value
		Equity Index	Small Cap Value
		The LifeModel FundsSM	International Equity

Distributable net realized gains, if any, are declared and distributed at least annually. Dividends declared and payable to shareholders are recorded on the ex-dividend date.

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for mortgage-backed securities, amortization and/or accretion of securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, the excess amounts are reclassified to paid-in capital within the composition of net assets. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassifications. Accordingly, at July 31, 2011, reclassifications were recorded as follows:

	Increase	Increase
	(Decrease)	(Decrease)
	Accumulated Net	Accumulated	Increase
	Investment	Net Realized	(Decrease)
	Income (Loss)	Gain (Loss)	Paid-in-Capital

Small Cap Growth	$126,409	$3,534	$(129,943)
Mid Cap Growth	174,272	—	(174,272)
Quality Growth	66,792	(4,527)	(62,265)
Dividend Growth	(560)	2,319,227	(2,318,667)
Micro Cap Value	109,696	94,133	(203,829)
Small Cap Value	(4,859)	23,571	(18,712)
All Cap Value	(60,418)	128,583	(68,165)
Disciplined Large Cap Value	(306,076)	306,470	(394)
Structured Large Cap Plus	607,129	(606,987)	(142)
Equity Index	(70,034)	70,590	(556)
International Equity	3,752	(3,351)	(401)
Strategic Income	(37,654)	37,868	(214)
LifeModel AggressiveSM	1,579	—	(1,579)
LifeModel Moderately AggressiveSM	322	257	(579)
LifeModel ModerateSM	443	—	(443)
LifeModel Moderately ConservativeSM	95	(3)	(92)
LifeModel ConservativeSM	67	—	(67)
High Yield Bond	69,150	(69,038)	(112)
Total Return Bond	456,481	2,511,996	(2,968,477)
Short Term Bond	268,382	(267,905)	(477)

New Accounting Pronouncements  — In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(3) Securities and Other Investments

Repurchase Agreements — The Funds may enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. (“FTAM” or the “Advisor”) to be creditworthy. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession or have legally segregated in the Federal Reserve Book Entry System, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Short Sales  — Structured Large Cap Plus sells securities short, whereby it sells a security it generally does not own (the security is borrowed) in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. The Fund also may short a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund. The Fund segregates cash and/or securities in a sufficient amount as collateral to the extent of open short positions. See Notes to Schedule of Investments.

Beginning in March 2009, the prime broker for the Fund’s short sales is Pershing, LLC. Pershing, LLC is a subsidiary of Bank of New York Mellon Corporation. The LifeModel FundsSM invest in Structured Large Cap Plus. An increase in the expense ratio of Structured Large Cap Plus also affects the return on investments by the LifeModel FundsSM.

When-Issued and Delayed Delivery Transactions — The Funds may engage in when-issued or delayed delivery (“TBAs”) transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date. To the extent the Funds hold these types of securities, a sufficient amount of cash and/or securities is segregated as collateral. See Notes to Schedules of Investments.

(4) Financial Derivative Instruments

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. Dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts. Forward foreign currency contracts open as of this report date are listed in the Notes to Schedules of Investments.

Futures Contracts  — The Funds, with the exception of Dividend Growth, may enter into futures contracts which represent a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. Cash and/or securities are segregated or delivered to dealers in

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

order to maintain a position (“initial margin”). Subsequent payments made or received by a Fund based on the daily change in the market value of the position (“variation margin”) are recorded as receivable or payable. The Funds recognize unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities. To the extent these Funds have open futures contracts at period end, a sufficient amount of cash and/or securities, which is restricted as to its use by these Funds, is segregated as collateral. Futures contracts open as of this report date are listed in the Notes to Schedules of Investments.

Swap Agreements — The Funds may enter into swap transactions, which are privately negotiated agreements between a Fund and a counterparty (usually a broker-dealer) to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. A Fund may enter into interest rate, total return, credit default, and other forms of swap agreements to manage its exposure to interest rates and credit risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements.

Credit default swap agreements involve one party making a stream of payments to another party in exchange for the right to receive up to the par amount of the underlying instrument in the event of a default by a third party – typically, a corporate issuer or sovereign issuer of an emerging country – on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. When it is a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, a Fund must pay to the buyer of the protection an amount up to the notional value of the swap and, in certain instances, take delivery of the underlying asset. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. When it is a buyer of protection, a Fund generally makes an upfront payment or pays a fixed rate throughout the term of the swap. In addition, as a buyer of protection, a Fund generally receives an amount up to the notional value of the swap if a credit event occurs. The treatment of credit default swaps and other swap agreements that provide for contingent, non-periodic, “bullet-type” payments as “notional principal contracts” for U.S. federal income tax purposes is uncertain. If the U.S. Internal Revenue Service were to take the position that a credit default swap or other bullet-type swap is not a “notional principal contract” for U.S. federal income tax purposes, payments received by a Fund from such investments may be subject to U.S. excise or income taxes. The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

realized gain or loss in the Statements of Operations. Net periodic payments received or paid by a Fund are included in realized gain or loss in the Statements of Operations. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that the parties may disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. Total Return Bond held an open swap contract as of the date of this report. See Notes to Schedules of Investments.

(5) Related Party Transactions

Investment Advisory Fee — FTAM is the Funds’ investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. For its advisory services to the Funds, FTAM receives an investment advisory fee computed daily based on each Fund’s average daily net assets and paid monthly. Pursuant to a sub-advisory arrangement with FTAM, Fort Washington Investment Advisors, Inc. (“Fort Washington”) is High Yield Bond’s Sub-Advisor. The Advisor compensates Fort Washington an annual sub-advisory fee of 0.40% of net assets for the initial $50 million in assets and 0.30% of net assets for assets in excess of $50 million. For certain Funds, FTAM has voluntarily agreed to waive a portion of its advisory fee. In addition, FTAM has contractually agreed to waive fees and/or reimburse all Funds pursuant to an expense limitation agreement. See the table of advisory fees, waivers and expense limitations below.

Administration Fee — FTAM is the Trust’s administrator (the “Administrator”) and generally assists in all aspects of the Trust’s administration and operations, including providing the Funds with certain administrative personnel and services necessary to operate the Funds. FTAM receives administration fees at the annual rates shown below, which are computed daily and paid monthly based on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

Administration Fee	Trust Average Daily Net Assets

0.20%	Up to $1 billion
0.18%	In excess of $1 billion up to $2 billion
0.17%	In excess of $2 billion

For certain Funds, FTAM has voluntarily agreed to waive a portion of its administration fee. In addition, a $10,000 annual, per class, per Fund fee applies beyond the first four classes per Fund (only Equity Index has more than four classes), and each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. FTAM has contractually agreed to waive fees and/or reimburse all Funds pursuant to an expense limitation agreement. See the table of advisory fee, waivers and expense limitations below.

Advisory Fee, Waivers, Expense Limitations  — In its capacity as Advisor and Administrator, FTAM has entered into an expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 37 months commencing November 2, 2009 or for the 12 months commencing November 26, 2010). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, does not cause the Fund to exceed the expense limitation. All waivers not recovered at the end of the period expire on either November 26, 2011

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

or November 30, 2012 (see table below). The Funds’ various annual fee rates, waivers and expense limitations as of this report date are as follows:

				Contractual
				Expense
				Limitation/	Class Expense Limitation*
				Reimbursement
		Advisory	Administration	Recoverable
	Advisory	Fee	Fee	Expiration					Reimbursement
Fund	Fee	Waiver	Waiver	Date	Institutional	A	B	C	Recoverable**

Small Cap Growth*	0.70%	NA	NA	11/26/11	1.06%	1.31%	2.06%	2.06%	$60,061
Mid Cap Growth*	0.80%	0.10%	0.04%	11/26/11	0.95%	1.20%	1.95%	1.95%	$172,261
Quality Growth	0.80%	NA	0.02%	11/26/11	1.06%	1.31%	2.06%	2.06%	$145,909
Dividend Growth	0.80%	0.20%	NA	11/26/11	0.73%	0.98%	1.73%	1.73%	$112,013
Micro Cap Value	1.00%	NA	NA	11/26/11	1.35%	1.60%	2.35%	2.35%	$117,509
Small Cap Value*	0.90%	0.05%	0.07%	11/26/11	1.08%	1.33%	2.08%	2.08%	$131,110
All Cap Value*	1.00%	0.20%	0.13%	11/26/11	0.96%	1.21%	1.96%	1.96%	$399,088
Disciplined Large Cap Value*	0.80%	0.10%	0.15%	11/26/11	0.82%	1.07%	1.82%	1.82%	$408,467
Structured Large Cap Plus*‡	0.70%	0.05%	0.03%	11/26/11	0.84%	1.09%	1.84%	1.84%	$160,236
Equity Index ^	0.30%	0.20%	0.065%	11/30/12	0.19%	0.44%	1.19%	1.19%	$2,271,019
International EquityΩ	1.00%	0.19%	NA	11/26/11	1.16%	1.41%	2.16%	2.16%	$291,684
Strategic Income*	1.00%	0.45%	0.12%	11/30/12	0.74%	0.99%	1.74%	1.74%	$1,177,152
LifeModel AggressiveSM	0.15%	0.12%	NA	11/30/12	0.08%	0.33%	1.08%	1.08%	$941,277
LifeModel Moderately AggressiveSM	0.15%	0.12%	NA	11/30/12	0.08%	0.33%	1.08%	1.08%	$1,579,066
LifeModel ModerateSM	0.15%	0.12%	NA	11/30/12	0.08%	0.33%	1.08%	1.08%	$1,730,692
LifeModel Moderately ConservativeSM	0.15%	0.12%	NA	11/30/12	0.08%	0.33%	1.08%	1.08%	$553,803
LifeModel ConservativeSM	0.15%	0.12%	NA	11/30/12	0.08%	0.33%	1.08%	1.08%	$434,811
High Yield Bond	0.70%	NA	NA	11/26/11	0.74%	0.99%	1.74%	1.74%	$181,988
Total Return Bond*	0.60%	0.15%	0.08%	11/26/11	0.63%	0.88%	1.63%	1.63%	$456,352
Short Term Bond *	0.50%	0.10%	0.15%	11/30/12	0.49%	0.74%	NA	1.49%	$1,233,495

*	The Funds’ expense limitation for each class increased/decreased by the following annual amounts during the period ended as of this report date. FTAM accompanied these increases/decreases in limitations with a corresponding increase or decrease, respectively in an advisory or administration waiver.

	Increase/(Decrease)
Fund	in Limitation	Effective Date

Small Cap Growth	0.05%	November 26, 2010
Mid Cap Growth	0.07%	November 26, 2010
Small Cap Value	(0.07)%	November 26, 2010
All Cap Value	(0.08)%	November 26, 2010
Disciplined Large Cap Value	(0.09)%	November 26, 2010
Structured Large Cap Plus	0.12%	November 26, 2010
Strategic Income	(0.12)%	November 26, 2010
Total Return Bond	(0.02)%	November 26, 2010
Short Term Bond	(0.06)%	November 26, 2010

**	The cumulative amounts waived and/or reimbursed which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 2, 2009 through July 31, 2011 for those funds with expense limitation agreements expiring November 30, 2012 and for the period from November 26, 2010 through July 31, 2011 for those funds with expense limitation agreements expiring November 26, 2011.
‡	Because dividend expenses on short sales are excluded from this Fund’s expense limitation, Net Expenses are expected to exceed the applicable expense limitation by the amount of these items.
^	The annual limitations shown include 12b-1 or administrative services fees and are net of all waivers, voluntary or contractual. The limitations are 0.27%, 0.34% and 0.44% for Equity Index Select, Preferred and Trust Shares, respectively.
Ω	International Equity’s Advisory Fee is 0.85% for net assets in excess of $750 million.

Accounting Fees  — FTAM is the Funds’ accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per Fund annual minimum, plus out-of-pocket expenses.

Accounting Fee	Fund Average Daily Net Assets

0.020%	Up to $500 million
0.015%	In excess of $500 million up to $1 billion
0.010%	In excess of $1 billion

In addition, a $10,000 annual flat per class, per fund fee applies beyond the initial class of shares.

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

Distribution and/or Servicing Fees — The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust’s distributor/principal underwriter (the “Distributor”). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds’ Class A, Class B and Class C shares to finance activities intended to result in the sales of each Fund’s shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to or equal to that shown below based on average daily net assets of the respective classes in the Plan.

Class	Distribution/Servicing Fee

Class A	0.25%
Class B	1.00%
Class C	0.75%

In addition, the Distributor earned commissions on certain sales of Class A shares (most of which commissions are reallowed to the selling broker-dealer) as well as contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class C advance commission finance agent. For the twelve months ended July 31, 2011, FTAM earned $12,424 in CDSC fees from the Trust. Affiliates of FTAM earned reallowed sales commissions of $156,748 and 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $1,228,896 from the Trust for the period ended as of the report date.

Administrative Servicing Fee — The Trust has a Shareholder Servicing Plan with the Distributor with respect to Class C, Select, Preferred and Trust Shares. Under the Agreement, certain administrative services, including those relating to the maintenance of shareholder accounts, were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of the Advisor) receives fees computed at rates up to or equal to those shown below, based on average daily net assets of the respective classes.

Class	Administrative Servicing Fee

Class C	0.25%
Select	0.08%
Preferred	0.15%
Trust	0.25%

Transfer and Dividend Disbursing Agent — Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM’s fees are paid monthly and are accrued daily based upon each Fund of the Trust’s relative average daily net assets, at the aggregate annual amount of $370,000. FTAM earned $370,000 from the Trust in service fees for the period ended as of this report date.

Other  — Certain officers of the Trust are also officers of FTAM and/or its affiliates. Certain non-principal officers of the Trust are also employees of State Street. None of these officers are paid any fees by the Trust.

The Trust reimbursed FTAM for fees paid to a third party in connection with the negotiation of a new custody agreement. For the year ended July 31, 2011, the fees were $31,064. The fees were calculated based on actual expenses incurred by the Fund.

Payments by Affiliates — Citi (formerly BISYS Fund Services, Inc. (“Citi”)), which formerly provided various services to the Trust, reached a settlement and entered into an order (the “Order”) with the Securities and Exchange Commission (“SEC”) regarding the SEC’s investigation of Citi’s past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC’s investigation of Citi or by the Order. In response to the SEC’s inquiries related to this matter, including those of the Trust’s former service arrangements with Citi, FTAM made a one time contribution of money to certain Funds of the

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds’ net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts were allocated among the components of net assets for the fiscal year ended July 31, 2007 for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would have been lower had the payments not been made; see Notes to Financial Highlights.

In July 2010, certain funds received a one time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS Fund Services, Inc. that requires, among other things, a distribution of settlement monies from the fair fund to benefit affected mutual funds). The impact of these payments is not reflected in the net expense ratios in the Financial Highlights. The impact to the net expense ratios and total return was not significant.

During the year ended July 31, 2009, the Advisor paid the following money to certain funds related to share price reprocessing stemming from the Lehman Brothers, Inc. bankruptcy. For each of the Funds, the payments did not have a significant impact on their respective total returns.

Payment By
Fund	Advisor

Structured Large Cap Plus	$64,452
LifeModel AggressiveSM	31,587
LifeModel Moderately AggressiveSM	44,610
LifeModel ModerateSM	32,554
LifeModel Moderately ConservativeSM	11,077
LifeModel ConservativeSM	3,965

(6) Investment Transactions

 Cost of purchases and proceeds from sales of investments (excluding short-term securities) for the period ended as of this report date were as follows:

	Non U.S. Governmental Securities		U.S. Government Securities

Fund	Purchases	Sales	Purchases	Sales

Small Cap Growth	$32,883,898	$49,543,247	$—	$—
Mid Cap Growth	96,670,169	120,656,452	—	—
Quality Growth	284,239,744	316,804,211	6,184	332,290
Dividend Growth	3,350,338	6,251,249	—	—
Micro Cap Value	33,238,232	25,428,515	—	—
Small Cap Value	62,734,509	76,412,093	—	—
All Cap Value	70,220,565	112,234,436	—	—
Disciplined Large Cap Value	172,571,153	348,957,764	—	—
Structured Large Cap Plus	166,602,913	192,076,286	—	—
Equity Index	49,776,935	6,871,023	—	—
International Equity	279,050,482	375,899,197	—	—
Strategic Income	87,604,488	45,670,716	11,327,761	10,684,675
LifeModel AggressiveSM	20,788,539	41,945,264	—	—
LifeModel Moderately AggressiveSM	35,214,804	71,113,428	—	—
LifeModel ModerateSM	52,015,157	93,832,897	—	—
LifeModel Moderately ConservativeSM	14,151,020	22,985,982	—	—
LifeModel ConservativeSM	9,873,512	13,390,277	—	—
High Yield Bond	56,223,782	50,565,386	—	—
Total Return Bond	37,938,913	70,245,594	122,105,313	125,788,956
Short Term Bond	77,585,921	83,650,713	82,169,635	116,858,127

(7) Line of Credit

As of February 1, 2008, the Funds have an uncommitted, unsecured line of credit facility with State Street. Under the terms of the agreement, which is renewable annually, the Funds may borrow up to $100 million in

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

the aggregate. The purpose of the facility generally is to borrow funds if necessary to meet temporary or emergency cash needs, including to fund redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33 1/3% of a Fund’s net assets (except that with respect to Structured Large Cap Plus, borrowings may not exceed 10% of the Fund’s net assets) and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than a fixed rate plus a spread determined by State Street. There were no borrowings against the line of credit during the fiscal year ended July 31, 2011.

(8) Federal Tax Information

It is the intention of each Fund to continue to qualify as a regulated investment company by complying with Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

At July 31, 2011, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Funds file U.S. tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2008-2010, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010.

The tax character of distributions paid during the fiscal years ended July 31, 2011 and 2010 was as follows:

	Year ended July 31, 2011			Year ended July 31, 2010

	Distributions paid from			Distributions paid from

		Net	Total		Net	Total
	Ordinary	Long Term	Distributions	Ordinary	Long Term	Distributions
Fund	Income	Capital Gains	Paid	Income	Capital Gains	Paid

Quality Growth	$326,845	$—	$326,845	$773,931	$—	$773,931
Dividend Growth	87,483	—	87,483	96,788	—	96,788
Small Cap Value	264,384	—	264,384	443,398	—	443,398
All Cap Value	1,345,076	—	1,345,076	1,307,949	—	1,307,949
Disciplined Large Cap Value	4,540,206	—	4,540,206	5,007,453	—	5,007,453
Structured Large Cap Plus	1,470,072	—	1,470,072	804,824	—	804,824
Equity Index	6,250,642	11,111,538	17,362,180	4,752,747	—	4,752,747
International Equity	5,411,319	—	5,411,319	7,752,561	—	7,752,561
Strategic Income	6,592,368	—	6,592,368	6,524,267	—	6,524,267
LifeModel AggressiveSM	1,338,361	—	1,338,361	1,480,168	1,637,324	3,117,492
LifeModel Moderately AggressiveSM	3,153,127	—	3,153,127	3,823,190	888,459	4,711,649
LifeModel ModerateSM	6,043,563	—	6,043,563	7,550,470	—	7,550,470
LifeModel Moderately ConservativeSM	1,413,788	—	1,413,788	1,738,025	—	1,738,025
LifeModel ConservativeSM	1,221,151	—	1,221,151	1,503,585	—	1,503,585
High Yield Bond	4,704,008	—	4,704,008	4,051,402	—	4,051,402
Total Return Bond	13,130,691	—	13,130,691	16,842,203	—	16,842,203
Short Term Bond	4,659,736	—	4,659,736	6,266,629	—	6,266,629

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Accumulated	Unrealized	Total
	Ordinary	Long-Term	Capital and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Other Losses	(Depreciation)*	Earnings/(Deficit)

Small Cap Growth	$—	$—	$(2,471,608)	$7,150,830	$4,679,222
Mid Cap Growth	—	—	(28,988,769)	16,354,035	(12,634,734)
Quality Growth	—	—	(5,890,919)	75,055,098	69,164,179
Dividend Growth	2,367	—	(3,873,783)	1,284,906	(2,586,510)
Micro Cap Value	—	—	(1,706,001)	3,898,492	2,192,491
Small Cap Value	164,244	3,327,191	—	4,263,727	7,755,162
All Cap Value	—	—	(30,491,675)	11,736,522	(18,755,153)
Disciplined Large Cap Value	14,334	—	(78,223,116)	29,745,181	(48,463,601)
Structured Large Cap Plus	21,735	—	(51,233,860)	18,269,860	(32,942,265)
Equity Index	1,078,709	486,887	(1,373)	172,473,539	174,037,762
International Equity	4,727,734	—	(120,690,664)	13,900,875	(102,062,055)
Strategic Income	146,195	—	(20,101,688)	5,850,398	(14,105,095)
LifeModel AggressiveSM	—	—	(15,908,808)	4,131,797	(11,777,011)
LifeModel Moderately AggressiveSM	153,056	—	(24,214,956)	13,540,809	(10,521,091)
LifeModel ModerateSM	451,427	—	(38,981,183)	10,272,935	(28,256,821)
LifeModel Moderately ConservativeSM	119,006	—	(4,372,772)	1,219,740	(3,034,026)
LifeModel ConservativeSM	115,735	—	(2,500,480)	(630,545)	(3,015,290)
High Yield Bond	36,871	—	(2,003,044)	1,947,619	(18,554)
Total Return Bond	642,137	—	(110,374,727)	5,774,944	(103,957,646)
Short Term Bond	199,587	—	(17,461,455)	(588,300)	(17,850,168)

*	The difference between the book basis and tax basis unrealized appreciation (depreciation) is attributable to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discounts, passive foreign investment company losses and return of capital distributions.

As of July 31, 2011, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations:

	Expiration Year

Fund	2012	2013	2014	2015	2016	2017	2018	2019	Total

Small Cap Growth	$—	$—	$—	$—	$—	$—	$2,470,254	$—	$2,470,254
Mid Cap Growth	—	—	—	—	—	—	8,158,395	20,830,375	28,988,770
Quality Growth	—	—	—	—	—	—	5,890,919	—	5,890,919
Dividend Growth	39,378	—	—	—	—	1,348,987	2,485,418	—	3,873,783
Micro Cap Value	—	—	—	—	—	—	1,706,001	—	1,706,001
All Cap Value	—	—	—	—	—	4,426,731	26,064,944	—	30,491,675
Disciplined Large Cap Value	—	—	—	—	—	—	78,223,116	—	78,223,116
Structured Large Cap Plus	—	—	—	—	—	8,062,812	43,169,507	—	51,232,319
International Equity	—	—	—	—	—	67,254,766	53,434,936	—	120,689,702
Strategic Income	—	—	—	—	—	1,379,950	8,478,872	10,242,865	20,101,687
LifeModel AggressiveSM	—	—	—	—	—	—	586,237	10,323,235	10,909,472
LifeModel Moderately AggressiveSM	—	—	—	—	—	—	2,785,698	16,007,836	18,793,534
LifeModel ModerateSM	—	—	—	—	—	855,404	21,071,864	9,670,605	31,597,873
LifeModel Moderately ConservativeSM	—	—	—	—	—	764,706	563,235	2,699,589	4,027,530
LifeModel ConservativeSM	—	—	—	—	—	180,556	395,728	1,487,870	2,064,154
High Yield Bond	—	—	—	—	—	—	2,003,044	—	2,003,044
Total Return Bond	3,490,975	6,705,683	12,507,496	4,893,287	1,172,463	28,880,095	36,422,219	8,427,961	102,500,179
Short Term Bond	—	2,973,271	9,778,491	4,709,395	—	—	—	—	17,461,157

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after July 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended July 31, 2011, the following Funds deferred to August 1, 2011 post October capital losses:

Capital Losses

LifeModel AggressiveSM	$4,999,336
LifeModel Moderately AggressiveSM	5,421,422
LifeModel ModerateSM	7,383,310
LifeModel Moderately ConservativeSM	345,242
LifeModel ConservativeSM	436,326
Total Return Bond	7,876,470

During the year ended July 31, 2011, the Funds used/expired capital loss carryforwards in the following amounts:

	Amount Used	Amount Expired

Small Cap Growth	$12,002,482	$—
Mid Cap Growth	18,722,848	—
Quality Growth	38,697,383	—
Dividend Growth	705,328	2,318,655
Micro Cap Value	3,956,846	—
Small Cap Value	9,729,934	—
All Cap Value	6,709,601	—
Disciplined Large Cap Value	32,458,772	—
Structured Large Cap Plus	9,884,123	—
International Equity	22,808,967	—
High Yield Bond	2,067,848	—
Total Return Bond	—	2,967,989
Short Term Bond	1,782,657	—

(9) Restricted Securities

 The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and which cannot be sold without prior registration under the Securities Act or which may be limited due to certain sale restrictions. These securities are generally deemed to be illiquid and are valued in accordance with the Trust’s Security Valuation Procedures, which have been approved by the Trustees of the Trust. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At July 31, 2011, Total Return Bond and Short Term Bond held the following restricted security:

					Value as
		Acquisition	Acquisition		% of
	Security Type	Date	Cost	Fair Value	Net Assets

Total Return Bond
Restructured Assets Certificates,
Series 2006-9, Class P	Mortgage-Backed Securities	8/10/06	$5,234,953	$4,206,825	1.72%

Short Term Bond
SVO VOI Mortgage Corp.,
Series 2005-AA, Class A	Asset-Backed Securities	11/16/05	$459,139	$402,716	0.17%

(10) Principal Risks

 Concentration Risk — International Equity invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Market and Credit Risk  — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Interest Rate Risk  — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk.

Foreign Currency Risk  — If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

(11) 10% Shareholders

As of July 31, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the fund as detailed below:

	Number of	% of Shares
	Accounts	Outstanding

Small Cap Growth Fund	5	66.58%
Mid Cap Growth Fund	4	58.52%
Quality Growth Fund	2	40.34%
Dividend Growth Fund	1	32.82%
Micro Cap Value Fund	1	14.92%
Small Cap Value Fund	3	58.03%
All Cap Value Fund	3	35.92%
Disciplined Large Cap Value Fund	4	67.59%
Structured Large Cap Plus Fund	3	81.50%
Equity Index Fund	3	55.27%
International Equity Fund	5	80.01%
Strategic Income Fund	1	45.74%
LifeModel Aggressive FundSM	2	63.79%
LifeModel Moderately Aggressive FundSM	2	46.94%
LifeModel Moderate FundSM	2	73.70%
LifeModel Moderately Conservative FundSM	2	45.09%
LifeModel Conservative FundSM	2	62.79%
High Yield Bond Fund	1	74.94%
Total Return Bond Fund	3	63.72%
Short Term Bond Fund	2	57.54%

Affiliated Shareholders

As of July 31, 2011, Fifth Third Bank and its affiliates and the retirement plans of Fifth Third Bank and its affiliates, held shares which may be redeemed at any time as detailed below:

	Number of	% of Shares
	Accounts	Outstanding

Small Cap Growth Fund	5	66.58%
Mid Cap Growth Fund	4	58.52%
Quality Growth Fund	2	40.34%
Dividend Growth Fund	1	32.82%
Small Cap Value Fund	3	58.03%
All Cap Value Fund	3	35.92%
Disciplined Large Cap Value Fund	4	67.59%
Structured Large Cap Plus Fund	3	81.50%
Equity Index Fund	1	12.02%
International Equity Fund	5	80.01%

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

Affiliated Shareholders, continued

	Number of	% of Shares
	Accounts	Outstanding

Strategic Income Fund	1	45.74%
LifeModel Aggressive FundSM	1	38.46%
LifeModel Moderately Aggressive FundSM	1	20.95%
LifeModel Moderate FundSM	1	45.08%
LifeModel Moderately Conservative FundSM	1	16.28%
LifeModel Conservative FundSM	1	23.12%
High Yield Bond Fund	1	74.94%
Total Return Bond Fund	3	63.72%
Short Term Bond Fund	2	57.54%

(12) Guarantees and Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

(13) Securities Valuations

The Funds use various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. There were no transfers between level 1 and level 2 during the period ended July 31, 2011.

(14) Fair Value Measurements

 A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

Equity Securities (Common and Preferred Stock) — Portfolio securities listed or traded on domestic securities exchanges or in the over-the-counter market are valued at the latest available sales price on the exchange or system where the security is principally traded (except for securities traded on NASDAQ, which are valued at the NASDAQ Official Closing Price) or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded. Securities for which the principal market is not a securities exchange or an over-the-counter market are valued at the mean of their latest bid and asked quotations in such principal market. Securities in International Equity listed or traded on non-domestic exchanges are valued at the closing mid-market price on the exchanges on which they trade. To the extent that these securities are actively traded and valuations adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Investments for which such quotations are not readily available, or quotations which appear suspect, are valued at fair value as determined in good faith by the Pricing Committee in accordance with procedures adopted by the Trustees. These securities are categorized in level 3. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which such securities are traded closes and the time when the Funds’ net asset values are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, International Equity will use a systematic valuation model provided by an independent third party to value its foreign securities. When International Equity uses this fair value pricing method, the value assigned to International Equity’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges and the securities are categorized in level 2.

Corporate Debt Securities  — Investments are priced using the closing bid as supplied by an independent pricing service based on observable inputs. Observable inputs may include quoted prices for the identical instrument or an active market, valuation provided by dealers, prices for similar instruments, interest rates, credit risk, yield curves, default rates and similar data, etc. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Short-Term Notes — Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by an independent pricing service based on observable inputs. Observable inputs may include quoted prices for the identical instrument on a active market, valuation provided by dealers, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data, etc. Although most asset-backed securities are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Open-End Investment Companies — Investments are valued at net asset value as reported by such investment companies and are categorized as level 1.

U.S. Government Issuers — Investments are priced at the closing bid as supplied by an independent pricing service based on observable inputs. Observable inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates and similar data, etc. Although most U.S. Government bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Derivative Instruments  — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Over the counter (OTC) derivative contracts include swap contracts related to the credit standing of reference entities. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled taking in to account the counterparties’ creditworthiness and using a series of techniques, including simulation models.

     Fifth Third Funds
Notes to Financial Statements, continued
     July 31, 2011

The OTC derivative products valued by the Funds using pricing models are categorized within level 2 of the fair value hierarchy.

The market value of securities fair valued in accordance with procedures adopted by the Trustees as a percentage of total net assets as of this report date was 1.72% for Total Return Bond.

The following is a summary of the fair value hierarchy according to the inputs used as of July 31, 2011 in valuing the Funds’ assets and liabilities:

	Fair Value Measurement at 7/31/2011 using

	Quoted Prices	Significant Other	Significant
	in Active Markets	Observable	Unobservable
	for Identical Investments	Inputs	Inputs	Value at
	(Level 1)	(Level 2)	(Level 3)	7/31/11

Small Cap Growth

Assets
Common Stocks*	$37,689,058	$—	$—	$37,689,058
Investment Companies	11,290,374	—	—	11,290,374
Investments in Affiliates	1,819,030	—	—	1,819,030

Total	$50,798,462	$—	$—	$50,798,462

Mid Cap Growth

Assets
Common Stocks*	$84,587,290	$—	$—	$84,587,290
Investment Companies	13,498,752	—	—	13,498,752
Investments in Affiliates	2,520,054	—	—	2,520,054

Total	$100,606,096	$—	$—	$100,606,096

Quality Growth

Assets
Common Stocks*	$326,270,770	$—	$—	$326,270,770
Investment Companies	25,597,813	—	—	25,597,813
Asset-Backed Securities	—	47,209	—	47,209
Corporate Bonds	—	212,319	—	212,319
Mortgage-Backed Securities	—	702,913	—	702,913
Investments in Affiliates	2,476,702	—	—	2,476,702

Total	$354,345,285	$962,441	$—	$355,307,726

Dividend Growth

Assets
Common Stocks*	$5,378,889	$—	$—	$5,378,889
Investment Companies	399,739	—	—	399,739
Investments in Affiliates	85,117	—	—	85,117

Total	$5,863,745	$—	$—	$5,863,745

Micro Cap Value

Assets
Common Stocks*	$46,701,940	$—	$—	$46,701,940
Investments in Affiliates	4,246,526	—	—	4,246,526

Total	$50,948,466	$—	$—	$50,948,466

Small Cap Value

Assets
Common Stocks*	$60,579,900	$—	$—	$60,579,900
Investments in Affiliates	3,999,007	—	—	3,999,007

Total	$64,578,907	$—	$—	$64,578,907

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

	Fair Value Measurement at 7/31/2011 using

	Quoted Prices	Significant Other	Significant
	in Active Markets	Observable	Unobservable
	for Identical Investments	Inputs	Inputs	Value at
	(Level 1)	(Level 2)	(Level 3)	7/31/11

All Cap Value

Assets
Common Stocks*	$101,962,947	$—	$—	$101,962,947
Investment Companies	9,200,628	—	—	9,200,628
Investments in Affiliates	1,843,694	—	—	1,843,694

Total	$113,007,269	$—	$—	$113,007,269

Disciplined Large Cap Value

Assets
Common Stocks*	$200,009,894	$—	$—	$200,009,894
Investment Companies	4,063,593	—	—	4,063,593
Investments in Affiliates	830,691	—	—	830,691

Total	$204,904,178	$—	$—	$204,904,178

Structured Large Cap Plus

Assets
Common Stocks*	$99,197,701	$—	$—	$99,197,701
Investments in Affiliates	1,227,450	—	—	1,227,450

Total	$100,425,151	$—	$—	$100,425,151

Liabilities
Securities Sold Short	$(22,257,122)	$—	$—	$(22,257,122)
Other Financial Instruments**
Equity Contracts	(35,415)	—	—	(35,415)

Total	$(22,292,537)	$—	$—	$(22,292,537)

Equity Index

Assets
Common Stocks*	$354,791,543	$—	$—	$354,791,543
Investment Companies	15,935,605	—	—	15,935,605
Investments in Affiliates	1,479,282	—	—	1,479,282

Total	$372,206,430	$—	$—	$372,206,430

Liabilities
Other Financial Instruments**
Equity Contracts	$(5,644)	$—	$—	$(5,644)

Total	$(5,644)	$—	$—	$(5,644)

International Equity

Assets
Foreign Stocks*	$175,242,092	$—	$—	$175,242,092
Investment Companies	13,478,353	—	—	13,478,353
Investments in Affiliates	8,079,211	—	—	8,079,211
Other Financial Instruments**
Equity Contracts	107,144	—	—	107,144
Foreign Exchange Contracts	207,358	—	—	207,358

Total	$197,114,158	$—	$—	$197,114,158

Liabilities
Other Financial Instruments**
Equity Contracts	$(131,973)	$—	$—	$(131,973)
Foreign Exchange Contracts	(30,998)	—	—	(30,998)

Total	$(162,971)	$—	$—	$(162,971)

     Fifth Third Funds
Notes to Financial Statements, continued
     July 31, 2011

	Fair Value Measurement at 7/31/2011 using

	Quoted Prices	Significant Other	Significant
	in Active Markets	Observable	Unobservable
	for Identical Investments	Inputs	Inputs	Value at
	(Level 1)	(Level 2)	(Level 3)	7/31/11

Strategic Income

Assets
Asset-Backed Securities	$—	$3,884,835	$—	$3,884,835
Corporate Bonds	—	33,489,910	—	33,489,910
Foreign Bonds*	—	14,130,824	—	14,130,824
Mortgage-Backed Securities	—	12,364,529	—	12,364,529
Municipal Bonds	—	1,519,515	—	1,519,515
U.S. Treasury Obligations	—	781,642	—	781,642
Common Stocks*	15,628,760	—	—	15,628,760
Investment Companies	9,201,278	—	—	9,201,278
Convertible Preferred Stocks	6,982,268	—	—	6,982,268
Preferred Stocks	55,214,055	—	—	55,214,055
Investments in Affiliates	11,533,796	—	—	11,533,796
Other Financial Instruments**
Equity Contracts	137,659	—	—	137,659

Total	$98,697,816	$66,171,255	$—	$164,869,071

Liabilities
Other Financial Instruments**
Foreign Exchange Contracts	$(150,717)	$—	$—	$(150,717)

Total	$(150,717)	$—	$—	$(150,717)

LifeModel AggressiveSM

Assets
Investments in Affiliates	$108,749,250	$—	$—	$108,749,250

Total	$108,749,250	$—	$—	$108,749,250

LifeModel Moderately AggressiveSM

Assets
Investments in Affiliates	$181,381,708	$—	$—	$181,381,708

Total	$181,381,708	$—	$—	$181,381,708

LifeModel ModerateSM

Assets
Investments in Affiliates	$245,244,530	$—	$—	$245,244,530

Total	$245,244,530	$—	$—	$245,244,530

LifeModel Moderately ConservativeSM

Assets
Investments in Affiliates	$53,937,267	$—	$—	$53,937,267

Total	$53,937,267	$—	$—	$53,937,267

LifeModel ConservativeSM

Assets
Investments in Affiliates	$38,653,449	$—	$—	$38,653,449

Total	$38,653,449	$—	$—	$38,653,449

High Yield Bond

Assets
Convertible Bonds	$—	$239,692	$—	$239,692
Corporate Bonds	426,124	57,244,938	—	57,671,062
Foreign Bonds*	—	5,052,174	—	5,052,174
Investment Companies	13,396,035	—	—	13,396,035
Investments in Affiliates	32	—	—	32

Total	$13,822,191	$62,536,804	$—	$76,358,995

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

	Fair Value Measurement at 7/31/2011 using

	Quoted Prices	Significant Other	Significant
	in Active Markets	Observable	Unobservable
	for Identical Investments	Inputs	Inputs	Value at
	(Level 1)	(Level 2)	(Level 3)	7/31/11

Total Return Bond

Assets
Asset-Backed Securities	$—	$11,214,132	$—	$11,214,132
Corporate Bonds	—	50,718,996	—	50,718,996
Foreign Bonds*	—	16,535,108	—	16,535,108
Mortgage-Backed Securities
Agency Collateral Other	—	—	4,206,825	4,206,825
Other	—	139,219,727	—	139,219,727
Municipal Bonds	—	1,750,932	—	1,750,932
U.S. Treasury Obligations	—	16,295,450	—	16,295,450
Investment Companies	20,471,450	—	—	20,471,450
Preferred Stocks	6,910,115	—	—	6,910,115
Investments in Affiliates	2,393,271	—	—	2,393,271
Other Financial Instruments**
Interest Rate Contracts	385,114	—	—	385,114

Total	$30,159,950	$235,734,345	$4,206,825	$270,101,120

Liabilities
Other Financial Instruments**
Credit Contracts	$—	$(9,633)	$—	$(9,633)

Total	$—	$(9,633)	$—	$(9,633)

Short Term Bond

Assets
Asset-Backed Securities	$—	$21,221,031	$—	$21,221,031
Corporate Bonds	—	56,098,373	—	56,098,373
Foreign Bonds*	—	16,719,443	—	16,719,443
Mortgage-Backed Securities	—	49,789,500	—	49,789,500
Municipal Bonds	—	4,689,302	—	4,689,302
U.S. Government Agencies	—	79,708,493	—	79,708,493
U.S. Treasury Obligations	—	14,828,673	—	14,828,673
Investment Companies	39,113,846	—	—	39,113,846
Investments in Affiliates	466,080	—	—	466,080
Other Financial Instruments**
Interest Rate Contracts	78,924	—	—	78,924

Total	$39,658,850	$243,054,815	$—	$282,713,665

*	Refer to Schedules of Investments for further information by industry/type and country.
**	Financial derivative instruments may include open futures contracts, swap contracts and forward foreign currency contracts.

The following is a reconciliation of the fair value measurements using significant unobservable inputs for the Fund during the period ended July 31, 2011:

Net
Change in
Unrealized
					Total				Appreciation
				Total	Change in				(Depreciation)
	Beginning	Net	Accrued	Realized	Unrealized	Transfers	Transfers	Ending	on Investments
	Balance	Purchases	Discounts	Gains	Appreciation	in to	Out of	Balance	Held at
Quality Growth	7/31/2010	(Sales)	(Premiums)	(Losses)	(Depreciation)	Level 3	Level 3	7/31/2011	7/31/2011

Asset Backed Securities
Other ABS	$38,693	$(50,833)	$(5,545)	$(4,080)	$21,765	$—	$—	$—	$—

Total	$38,693	$(50,833)	$(5,545)	$(4,080)	$21,765	$—	$—	$—	$—

     Fifth Third Funds
Notes to Financial Statements, continued
     July 31, 2011

									Net
									Change in
									Unrealized
					Total				Appreciation
				Total	Change in				(Depreciation)
	Beginning	Net	Accrued	Realized	Unrealized	Transfers	Transfers	Ending	on Investments
	Balance	Purchases	Discounts	Gains	Appreciation	in to	Out of	Balance	Held at
Strategic Income	7/31/2010	(Sales)	(Premiums)	(Losses)	(Depreciation)	Level 3	Level 3	7/31/2011	7/31/2011

Asset Backed Securities
Other ABS	$425,622	$(559,158)	$(66,741)	$(43,614)	$243,891	$—	$—	$—	$—
Corporate Bonds
Airlines	1,067,216	(1,072,135)	(47)	46,663	(41,697)	—	—	—	—

Total	$1,492,838	$(1,631,293)	$(66,788)	$3,049	$202,194	$—	$—	$—	$—

									Net
									Change in
									Unrealized
					Total				Appreciation
				Total	Change in				(Depreciation)
	Beginning	Net	Accrued	Realized	Unrealized	Transfers	Transfers	Ending	on Investments
	Balance	Purchases	Discounts	Gains	Appreciation	in to	Out of	Balance	Held at
Total Return Bond	7/31/2010	(Sales)	(Premiums)	(Losses)	(Depreciation)	Level 3	Level 3	7/31/2011	7/31/2011

Asset Backed Securities
Other ABS	$878,329	$(1,153,898)	$(136,871)	$(88,679)	$501,119	$—	$—	$—	$—
Corporate Bonds
Airlines	1,504,775	(1,511,710)	(67)	66,104	(59,102)	—	—	—	—
Mortgage-Backed
Securities
Agency Collateral
Other	3,445,575	—	(5)	—	761,255	—	—	4,206,825	761,255

Total	$5,828,679	$(2,665,608)	$(136,943)	$(22,575)	$1,203,272	$—	$—	$4,206,825	$761,255

Realized gain (loss) and net change in unrealized appreciation/(depreciation) is reflected in the Statements of Operations.

(15) Fair Value of Derivative Instruments*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

Structured Large Cap Plus

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2011:
	Derivatives Not Accounted for as Hedging Instruments Under Statement 133

	Interest Rate	Foreign Exchange	Credit	Equity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Liabilities Derivatives

Payable for variation
margin on futures
contracts**	$—	$—	$—	$(35,415)	$—	$(35,415)

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

Structured Large Cap Plus, continued

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2011:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133

	Interest Rate	Foreign Exchange	Credit	Equity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Realized Gain/(Loss) on
Derivative Recognized as
a Result from Operations

Net realized gains
on futures transactions	$—	$—	$—	$645,496	$—	$645,496

Net Change in Unrealized
Appreciation/(Depreciation)
on Derivatives Recognized as
a Result from Operations

Change in unrealized
appreciation/(depreciation)
on investments and futures	$—	$—	$—	$(65,418)	$—	$(65,418)

Equity Index

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2011:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133

	Interest Rate	Foreign Exchange	Credit	Equity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Liabilities Derivatives

Payable for variation margin
on futures contracts**	$—	$—	$—	$(5,644)	$—	$(5,644)

The Effect of Derivative Instruments on the Statement of Operations for the six months ended July 31, 2011:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133

	Interest Rate	Foreign Exchange	Credit	Equity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Realized Gain/(Loss) on
Derivative Recognized as
a Result from Operations

Net realized gains
on futures transactions	$—	$—	$—	$2,848,517	$—	$2,848,517

Net Change in Unrealized
Appreciation/(Depreciation)
on Derivatives Recognized as
a Result from Operations

Change in unrealized
appreciation/(depreciation)
on investments and futures	$—	$—	$—	$(142,205)	$—	$(142,205)

International Equity

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2011:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133
	Interest Rate	Foreign Exchange	Credit	Equity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Asset Derivatives

Receivable for variation margin
on futures contracts**	$—	$207,358	$—	$107,144	$—	$314,502

Liabilities Derivatives

Payable for variation margin
on futures contracts**	$—	$(30,998)	$—	$(131,973)	$—	$(162,971)

     Fifth Third Funds
Notes to Financial Statements, continued
     July 31, 2011

International Equity, continued

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2011:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133

	Interest Rate	Foreign Exchange	Credit	Equity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Realized Gain/(Loss) on
Derivative Recognized as
a Result from Operations

Net realized gains/(losses)
on futures transactions	$—	$1,168,663	$—	$(149,422)	$—	$1,019,241

Net Change in Unrealized
Appreciation/(Depreciation)
on Derivatives Recognized as
a Result from Operations

Change in unrealized
appreciation/(depreciation)
on investments and futures	$—	$(19,518)	$—	$(81,744)	$—	$(101,262)

Strategic Income

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2011:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133

	Interest Rate	Foreign Exchange	Credit	Equity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Liabilities Derivatives

Unrealized depreciation
on forward foreign currency
contracts	$—	$(150,717)	$—	$—	$—	(150,717)
Payable for variation margin
on futures contracts**	—	—	—	137,659	—	137,659

	$—	$(150,717)	$—	$137,659	$—	(13,058)

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2011:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133

	Interest Rate	Foreign Exchange	Credit	Equity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Realized Gain/(Loss) on
Derivative Recognized as
a Result from Operations

Net realized gains/(losses)
on futures transactions	$3,065	$—	$—	$(164,942)	$—	$(161,877)
Net realized gains/(losses)
on investments, swaps and
foreign currency transactions	—	$(57,214)	21,027			(36,187)

	$3,065	$(57,214)	21,027	$(164,942)	$—	$(198,064)

Net Change in Unrealized
Appreciation/(Depreciation)
on Derivatives Recognized as
a Result from Operations

Change in unrealized
appreciation/(depreciation)
on investments, futures,
swaps and foreign currency
translations	$—	$(39,930)	$(16,933)	$137,659	$—	$80,796

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

Total Return Bond

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2011:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133

	Interest Rate	Foreign Exchange	Credit	Equity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Asset Derivatives

Receivable for variation
margin on futures
contracts**	$385,114	$—	$	$—	$—	$385,114

Liabilities Derivatives

Unrealized depreciation
on credit default swap
agreements	$—	$—	$(9,633)	$—	$—	$(9,633)

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2011:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133

	Interest Rate	Foreign Exchange	Credit	Equity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Realized Gain/(Loss) on
Derivative Recognized as
a Result from Operations

Net realized gains/(losses)
on futures transactions	$276,059	$—	$—	$(50,130)	$—	$225,929
Net realized gains/(losses)
on investments, swaps and
foreign currency transactions	—	—	69,518	—	—	69,518

	$276,059	$—	$69,518	$(50,130)	$—	$295,447

Net Change in Unrealized
Appreciation/(Depreciation)
on Derivatives Recognized as
a Result from Operations

Change in unrealized
appreciation/(depreciation)
on investments, futures,
swaps and foreign currency
translations	$52,583	$—	$(26,015)	$—	$—	$26,568

Short Term Bond

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2011:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133

	Interest Rate	Foreign Exchange	Credit	Equity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Asset Derivatives

Receivable for variation margin
on futures contracts**	$78,924	$—	$—	$—	$—	$78,924

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

Short Term Bond, continued

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2011:

	Derivatives Not Accounted for as Hedging Instruments Under Statement 133

	Interest Rate	Foreign Exchange	Credit	Equity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Total

Realized Gain/(Loss) on
Derivative Recognized as
a Result from Operations

Net realized gains/(losses)
on futures transactions	$80,122	$—	$—	$—	$—	$80,122

Net Change in Unrealized
Appreciation/(Depreciation)
on Derivatives Recognized as
a Result from Operations

Change in unrealized
appreciation/(depreciation)
on investments, futures,
swaps and foreign currency
translations	$62,087	$—	$—	$—	$—	$62,087

*	See Note 2 - Significant Accounting Policies for additional information.
**	The Fair Values of Derivative Instruments may include cumulative appreciation/(depreciation) of futures contracts as reported in the Notes to Schedules of Investments. Only the current day’s variation margin is reported in the Statements of Assets and Liabilities.

For the year ended July 31, 2011, the average quarterly balance of outstanding derivative financial instruments was as follows:

	Structured		International	Strategic	Total Return	Short Term
	Large Cap Plus	Equity Index	Equity	Income	Bond	Bond

Forward currency contracts:
Average number of contracts	—	—	—	2	—	—
Average U.S. dollar amounts
purchased	—	—	—	1,952,896	—	—

Futures contracts:
Average number of contracts
purchased	7	30	172	24	110	39
Average number of contracts
sold	—	—	—	5	—	—
Average notional amount of
contracts purchased	1,968,505	8,767,252	14,884,984	473,102	12,998,313	8,527,584
Average notional amount of
contracts sold	—	—	—	594,073	—	—

Swap contracts:
Average notional amount of
contracts purchased	—	—	—	—	—	—
Average notional amount of
contracts sold	—	—	—	700,000	7,300,000	—

(16) Litigation Matters

Settled Legal Proceedings — Prior to September 19, 2009, Lehman Brothers, Inc. (“LBI”) served as the exclusive prime broker for short sales in the Structured Large Cap Plus Fund. Due to bankruptcy, LBI’s business was liquidated under the Securities Investor Protection Act of 1970. The trustee for the liquidation proceedings (the “Liquidation Trustee”) had taken a position with respect to the valuation date for the Fund’s short positions which Fund management believed to be incorrect and materially disadvantageous to the Fund. The Fund settled with the Liquidation Trustee on November 15, 2010. The effect of the settlement on the Fund’s total return is disclosed in the Notes to the Financial Highlights.

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

In accordance with the Fund’s prospectus, the Fund’s legal expenses related to these matters were considered extraordinary expenses and therefore borne by the Fund without regard to the Fund’s expense limitation agreement. There were no extraordinary legal expenses incurred in the twelve months ended July 31, 2011. The impact of extraordinary legal expenses in prior years is disclosed in the Notes to the Financial Highlights.

Tribune Matter  — On June 2, 2011, certain holders of notes issued by Tribune Company filed a complaint in Massachusetts federal court against Fifth Third Funds and several other defendants, seeking to recover payments made to Tribune shareholders in connection with the 2007 leverage buyout of Tribune. The Fifth Third Equity Index Fund received Tribune payments in connection with the 2007 leverage buyout in the amount of $81,430. The plaintiffs allege that the shareholder payments were made in violation of various state laws prohibiting constructive fraudulent transfers. The outcome of the proceedings cannot be predicted at this time. The complaints allege no misconduct by the Fifth Third Funds or any member of the putative defendant class.

Payment  — During the year ended July 31, 2011, Total Return Bond received payments to settle various litigations related to securities held by the Fund. The total returns for the year ended July 31, 2011 for each class of the Fund would have been lower had the payment not been made; see Notes to Financial Highlights.

(17) Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Fifth Third Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Fifth Third Small Cap Growth Fund, Fifth Third Mid Cap Growth Fund, Fifth Third Quality Growth Fund, Fifth Third Dividend Growth Fund, Fifth Third Micro Cap Value Fund, Fifth Third Small Cap Value Fund, Fifth Third All Cap Value Fund, Fifth Third Disciplined Large Cap Value Fund, Fifth Third Equity Index Fund, Fifth Third International Equity Fund, Fifth Third Strategic Income Fund, Fifth Third LifeModel Aggressive FundSM, Fifth Third LifeModel Moderately Aggressive FundSM, Fifth Third LifeModel Moderate FundSM, Fifth Third LifeModel Moderately Conservative FundSM, Fifth Third LifeModel Conservative FundSM, Fifth Third High Yield Bond Fund, Fifth Third Total Return Bond Fund and Fifth Third Short Term Bond Fund and the schedules of investments and of securities sold short of Fifth Third Structured Large Cap Plus Fund (twenty series of Fifth Third Funds, hereafter referred to as the “Funds”), and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Funds at July 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows for Fifth Third Structured Large Cap Plus Fund for the year then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian, brokers and underlying Funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
September 23, 2011

Fifth Third Funds
Supplemental Information (Unaudited)

FIFTH THIRD FUNDS MANAGEMENT ^

The Trustees and Officers of the Funds, their age, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 38 Fountain Square Plaza, Cincinnati, Ohio 45202.

Independent Trustees

Number of
Portfolios
	Position(s)	Term of		in Fund
	Held	Office and		Complex	Other
	with the	Length of	Principal Occupation(s)	Overseen by	Directorships
Name and Age	Funds	Time Served[1]	During the Past 5 Years	Trustee	Held by Trustee
Edward Burke Carey	Chairman-Board	January	Carey Realty Investments, Inc.	24	Canisius
Age: 66	of Trustees	1989-Present	(real estate development and		College-Trustee.
consulting), President, 1990-Present.

David J. Durham	Trustee	June	Chairman of Clipper Products, Inc.,	24	None
Age: 66		2001-Present	a wholesale distributor, 2005-Present.
Chairman of Norris Products Corp.,
a wholesale distributor, 2005-Present.
President and Chief Executive Officer
of Clipper Products, Inc., 1997-Present.

J. Joseph Hale Jr.	Trustee	March	Consultant, Duke Energy, July 2010-Present.	24	Trustee for
Age: 61		2001-Present	President and CEO of MediLux Health		Hanover College.
			Care, April 2008-March 2010.		The Egan Maritime
			EVP and Managing Director, DHR		Institute, The Sconset
			International (executive recruiter),		Chapel, The Sconset
			April 2007-2008. President, Cinergy		Trust, The March of
			Foundation, November 2001-March 2006.		Dimes, The Community
Foundation for
Nantucket

John E. Jaymont	Trustee	October	Business Development Director, Printing	24	None
Age: 66		2001-Present	Industries of Ohio/North Kentucky
(printing industry association)
Feb. 2002-Present.

David J. Gruber	Trustee	December	President, DJG Financial Consulting	24	CASA of
Age: 47		2003-Present	(accounting and finance consultant),		Delaware County
June 2007-Present. Resources Global
Professionals, Project Professional,
December 2004-June 2007.

Interested Trustee

E. Keith Wirtz[2]	President and	President April	President, Fifth Third Asset Management,	24	None
Age: 51	Trustee	2007-Present.	Inc. 2003-Present.
Trustee March
2010-Present

^	Additional disclosure can be found in the Statement of Additional Information, which can be obtained by calling 1-800-282-5706.

Fifth Third Funds
Supplemental Information (Unaudited), continued

Officers

Term of
	Position(s)	Office and
	Held	Length of
	with the	Time	Principal Occupation(s)
Name and Age	Funds	Served[1]	During the Past 5 Years
Matthew A. Ebersbach	Vice President	March	Vice President of Fifth Third Bank
Age: 41		2006-Present	since 2001. Registered representative of
FTAM Funds Distributor, Inc.

Richard B. Ille	Vice President	April	Managing Director, Products and Marketing,
Age: 46		2007-Present	Fifth Third Asset Management, Inc.,
2001-Present. Registered representative of
FTAM Funds Distributor, Inc.

James A. Mautino	Anti-Money	February	Vice President and Chief Compliance Officer,
Age: 43	Laundering and	2007-Present	Fifth Third Asset Management, Inc. August
	Chief Compliance		2005-Present.
Officer

Shannon King	Treasurer	March	Vice President, Fifth Third Asset
Age: 39		2008-Present	Management, Inc. September 2007-Present,
Assistant Vice President and Capital Markets
Derivative Manager, Fifth Third Bank, 2005-
2007, Registered representative of FTAM
Funds Distributor, Inc.

Julie Tedesco	Secretary	June	Senior Vice President and Counsel, State
Age: 53		2011-Present	Street Bank and Trust Company (a
Massachusetts trust company) from 2000
to Present.

Tracy Kaufman	Assistant Treasurer	June	Assistant Vice President, State Street Bank
Age: 52		2007-Present	and Trust Company (a Massachusetts trust
company) from 1986 to Present.

Francine S. Hayes	Assistant Secretary	June	Vice President and Counsel, State Street
Age: 43		2007-Present	Bank and Trust Company (a Massachusetts
trust company) from 2004 to Present.

[1]	Each Trustee serves until the election and qualification of a successor, or until death, resignation, retirement or removal as provided in the Trust’s Amended and Restated Declaration of Trust. Retirement occurs on the last day of the fiscal year in which a Trustee’s 73rd birthday occurs. The Trust’s Officers are elected annually by the Trustees.

[2]	Mr. Wirtz is an interested Trustee of the Trust due to his position with the Advisor.

Fifth Third Funds
Supplemental Information (Unaudited), continued

Additional Tax Information

For the taxable year ended July 31, 2011, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

Percentage
Quality Growth	100%
Dividend Growth	94%
Small Cap Value	100%
All Cap Value	100%
Disciplined Large Cap Value	100%
Structured Large Cap Plus	100%
Equity Index	84%
Strategic Income	21%
LifeModel AggressiveSM	60%
LifeModel Moderately AggressiveSM	35%
LifeModel ModerateSM	19%
LifeModel Moderately ConservativeSM	15%
LifeModel ConservativeSM	7%
Total Return Bond	1%

For the fiscal year ended July 31, 2011, certain dividends paid by the Funds are subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2011, complete information will be reported on shareholders’ 2011 Form 1099-DIV. The Funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2011:

Amount
Quality Growth	$326,831
Dividend Growth	87,483
Small Cap Value	264,384
All Cap Value	1,345,076
Disciplined Large Cap Value	4,540,206
Structured Large Cap Plus	1,470,072
Equity Index	5,353,421
International Equity	5,341,315
Strategic Income	2,001,508
LifeModel AggressiveSM	1,338,361
LifeModel Moderately AggressiveSM	1,838,343
LifeModel ModerateSM	1,933,985
LifeModel Moderately ConservativeSM	328,919
LifeModel ConservativeSM	124,995
Total Return Bond	193,563

The Funds designate the following amounts or maximum amounts allowable as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals. The amounts designated may not agree with the long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Amount
Equity Index	$11,111,538

International Equity may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on July 31, 2011 are as follows:

	Foreign Source	Foreign Tax
	Income	Expense
International Equity	$0.37	$0.02

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2011. These shareholders will receive more detailed information along with their 2011 Form 1099-DIV.

Fifth Third Funds
Supplemental Information (Unaudited), continued

EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 through July 31, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense.)

				Expense	Expense
		Beginning	Ending	Paid	Ratio
		Account	Account	During	During
		Value	Value	Period*	Period
		2/1/11	7/31/11	2/1/11 - 7/31/11	2/1/11 - 7/31/11

Small Cap Growth	Institutional Shares	$1,000.00	$1,030.90	$5.34	1.06%
	Class A Shares	1,000.00	1,029.60	6.59	1.31%
	Class B Shares	1,000.00	1,026.10	10.35	2.06%
	Class C Shares	1,000.00	1,024.70	10.34	2.06%

Mid Cap Growth	Institutional Shares	1,000.00	1,077.00	4.89	0.95%
	Class A Shares	1,000.00	1,074.70	6.17	1.20%
	Class B Shares	1,000.00	1,071.40	10.01	1.95%
	Class C Shares	1,000.00	1,070.70	10.02	1.95%

Quality Growth	Institutional Shares	1,000.00	1,056.40	5.40	1.06%
	Class A Shares	1,000.00	1,054.90	6.67	1.31%
	Class B Shares	1,000.00	1,051.20	10.48	2.06%
	Class C Shares	1,000.00	1,050.70	10.47	2.06%

Dividend Growth	Institutional Shares	1,000.00	1,023.00	3.66	0.73%
	Class A Shares	1,000.00	1,021.70	4.91	0.98%
	Class B Shares	1,000.00	1,018.00	8.66	1.73%
	Class C Shares	1,000.00	1,018.50	8.66	1.73%

Micro Cap Value	Institutional Shares	1,000.00	1,017.80	6.75	1.35%
	Class A Shares	1,000.00	1,016.80	8.00	1.60%
	Class B Shares	1,000.00	1,013.50	11.73	2.35%
	Class C Shares	1,000.00	1,016.20	11.75	2.35%

Small Cap Value	Institutional Shares	1,000.00	1,059.20	5.51	1.08%
	Class A Shares	1,000.00	1,057.70	6.79	1.33%
	Class B Shares	1,000.00	1,053.70	10.59	2.08%
	Class C Shares	1,000.00	1,053.90	10.59	2.08%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Fifth Third Funds
Supplemental Information (Unaudited), continued

				Expense	Expense
		Beginning	Ending	Paid	Ratio
		Account	Account	During	During
		Value	Value	Period*	Period
		2/1/11	7/31/11	2/1/11 - 7/31/11	2/1/11 - 7/31/11

All Cap Value	Institutional Shares	$1,000.00	$980.50	$4.71	0.96%
	Class A Shares	1,000.00	978.80	5.94	1.21%
	Class B Shares	1,000.00	975.10	9.60	1.96%
	Class C Shares	1,000.00	975.80	9.60	1.96%

Disciplined Large Cap Value	Institutional Shares	1,000.00	994.20	4.05	0.82%
	Class A Shares	1,000.00	993.80	5.29	1.07%
	Class B Shares	1,000.00	989.10	8.98	1.82%
	Class C Shares	1,000.00	990.20	8.98	1.82%

Structured Large Cap Plus	Institutional Shares	1,000.00	1,056.50	7.24	1.42%
	Class A Shares	1,000.00	1,055.10	8.56	1.68%
	Class B Shares	1,000.00	1,051.60	12.41	2.44%
	Class C Shares	1,000.00	1,051.40	12.36	2.43%

Equity Index	Institutional Shares	1,000.00	1,014.00	0.95	0.19%
	Class A Shares	1,000.00	1,012.40	2.20	0.44%
	Class B Shares	1,000.00	1,008.80	5.93	1.19%
	Class C Shares	1,000.00	1,009.00	5.93	1.19%
	Select Shares	1,000.00	1,013.60	1.35	0.27%
	Preferred Shares	1,000.00	1,012.80	1.70	0.34%
	Trust Shares	1,000.00	1,012.50	2.20	0.44%

International Equity	Institutional Shares	1,000.00	1,000.00	5.80	1.17%
	Class A Shares	1,000.00	997.60	7.03	1.42%
	Class B Shares	1,000.00	995.20	10.73	2.17%
	Class C Shares	1,000.00	993.70	10.73	2.17%

Strategic Income	Institutional Shares	1,000.00	1,041.40	3.75	0.74%
	Class A Shares	1,000.00	1,040.20	5.01	0.99%
	Class B Shares	1,000.00	1,036.40	8.79	1.74%
	Class C Shares	1,000.00	1,036.80	8.79	1.74%

LifeModel AggressiveSM	Institutional Shares	1,000.00	1,029.20	0.40	0.08%
	Class A Shares	1,000.00	1,028.20	1.66	0.33%
	Class B Shares	1,000.00	1,023.80	5.42	1.08%
	Class C Shares	1,000.00	1,022.90	5.42	1.08%

LifeModel Moderately AggressiveSM	Institutional Shares	1,000.00	1,036.40	0.40	0.08%
	Class A Shares	1,000.00	1,034.30	1.66	0.33%
	Class B Shares	1,000.00	1,030.60	5.44	1.08%
	Class C Shares	1,000.00	1,030.90	5.44	1.08%

LifeModel ModerateSM	Institutional Shares	1,000.00	1,039.70	0.40	0.08%
	Class A Shares	1,000.00	1,037.50	1.67	0.33%
	Class B Shares	1,000.00	1,034.60	5.45	1.08%
	Class C Shares	1,000.00	1,034.00	5.45	1.08%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Fifth Third Funds
Supplemental Information (Unaudited), continued

				Expense	Expense
		Beginning	Ending	Paid	Ratio
		Account	Account	During	During
		Value	Value	Period*	Period
		2/1/11	7/31/11	2/1/11 - 7/31/11	2/1/11 - 7/31/11

LifeModel Moderately ConservativeSM	Institutional Shares	$1,000.00	$1,043.60	$0.41	0.08%
	Class A Shares	1,000.00	1,042.40	1.67	0.33%
	Class B Shares	1,000.00	1,038.30	5.46	1.08%
	Class C Shares	1,000.00	1,038.60	5.46	1.08%

LifeModel ConservativeSM	Institutional Shares	1,000.00	1,046.10	0.41	0.08%
	Class A Shares	1,000.00	1,044.90	1.67	0.33%
	Class B Shares	1,000.00	1,040.70	5.46	1.08%
	Class C Shares	1,000.00	1,040.80	5.46	1.08%

High Yield Bond	Institutional Shares	1,000.00	1,038.10	3.74	0.74%
	Class A Shares	1,000.00	1,035.90	5.00	0.99%
	Class B Shares	1,000.00	1,033.00	8.77	1.74%
	Class C Shares	1,000.00	1,033.10	8.77	1.74%

Total Return Bond	Institutional Shares	1,000.00	1,068.30	3.23	0.63%
	Class A Shares	1,000.00	1,065.90	4.51	0.88%
	Class B Shares	1,000.00	1,062.80	8.34	1.63%
	Class C Shares	1,000.00	1,062.90	8.34	1.63%

Short Term Bond	Institutional Shares	1,000.00	1,008.50	2.44	0.49%
	Class A Shares	1,000.00	1,003.40	3.68	0.74%
	Class C Shares	1,000.00	1,007.20	7.42	1.49%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Fifth Third Funds
Supplemental Information (Unaudited), continued

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as dividends on securities sold short, extraordinary expenses and interest expense.)

				Expense	Expense
		Beginning	Ending	Paid	Ratio
		Account	Account	During	During
		Value	Value	Period*	Period
		2/1/11	7/31/11	2/1/11 - 7/31/11	2/1/11 - 7/31/11

Small Cap Growth	Institutional Shares	$1,000.00	$1,019.54	$5.31	1.06%
	Class A Shares	1,000.00	1,018.30	6.56	1.31%
	Class B Shares	1,000.00	1,014.58	10.29	2.06%
	Class C Shares	1,000.00	1,014.58	10.29	2.06%

Mid Cap Growth	Institutional Shares	1,000.00	1,020.08	4.76	0.95%
	Class A Shares	1,000.00	1,018.84	6.01	1.20%
	Class B Shares	1,000.00	1,015.12	9.74	1.95%
	Class C Shares	1,000.00	1,015.12	9.74	1.95%

Quality Growth	Institutional Shares	1,000.00	1,019.54	5.31	1.06%
	Class A Shares	1,000.00	1,018.30	6.56	1.31%
	Class B Shares	1,000.00	1,014.58	10.29	2.06%
	Class C Shares	1,000.00	1,014.58	10.29	2.06%

Dividend Growth	Institutional Shares	1,000.00	1,021.17	3.66	0.73%
	Class A Shares	1,000.00	1,019.93	4.91	0.98%
	Class B Shares	1,000.00	1,016.22	8.65	1.73%
	Class C Shares	1,000.00	1,016.22	8.65	1.73%

Micro Cap Value	Institutional Shares	1,000.00	1,018.10	6.76	1.35%
	Class A Shares	1,000.00	1,016.86	8.00	1.60%
	Class B Shares	1,000.00	1,013.14	11.73	2.35%
	Class C Shares	1,000.00	1,013.14	11.73	2.35%

Small Cap Value	Institutional Shares	1,000.00	1,019.44	5.41	1.08%
	Class A Shares	1,000.00	1,018.20	6.66	1.33%
	Class B Shares	1,000.00	1,014.48	10.39	2.08%
	Class C Shares	1,000.00	1,014.48	10.39	2.08%

All Cap Value	Institutional Shares	1,000.00	1,020.03	4.81	0.96%
	Class A Shares	1,000.00	1,018.79	6.06	1.21%
	Class B Shares	1,000.00	1,015.08	9.79	1.96%
	Class C Shares	1,000.00	1,015.08	9.79	1.96%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Fifth Third Funds
Supplemental Information (Unaudited), continued

				Expense	Expense
		Beginning	Ending	Paid	Ratio
		Account	Account	During	During
		Value	Value	Period*	Period
		2/1/11	7/31/11	2/1/11 - 7/31/11	2/1/11 - 7/31/11

Disciplined Large Cap Value	Institutional Shares	$1,000.00	$1,020.73	$4.11	0.82%
	Class A Shares	1,000.00	1,019.49	5.36	1.07%
	Class B Shares	1,000.00	1,015.77	9.10	1.82%
	Class C Shares	1,000.00	1,015.77	9.10	1.82%

Structured Large Cap Plus	Institutional Shares	1,000.00	1,017.75	7.10	1.42%
	Class A Shares	1,000.00	1,016.46	8.40	1.68%
	Class B Shares	1,000.00	1,012.69	12.18	2.44%
	Class C Shares	1,000.00	1,012.74	12.13	2.43%

Equity Index	Institutional Shares	1,000.00	1,023.85	0.95	0.19%
	Class A Shares	1,000.00	1,022.61	2.21	0.44%
	Class B Shares	1,000.00	1,018.89	5.96	1.19%
	Class C Shares	1,000.00	1,018.89	5.96	1.19%
	Select Shares	1,000.00	1,023.46	1.35	0.27%
	Preferred Shares	1,000.00	1,023.11	1.71	0.34%
	Trust Shares	1,000.00	1,022.61	2.21	0.44%

International Equity	Institutional Shares	1,000.00	1,018.99	5.86	1.17%
	Class A Shares	1,000.00	1,017.75	7.10	1.42%
	Class B Shares	1,000.00	1,014.03	10.84	2.17%
	Class C Shares	1,000.00	1,014.03	10.84	2.17%

Strategic Income	Institutional Shares	1,000.00	1,021.12	3.71	0.74%
	Class A Shares	1,000.00	1,019.89	4.96	0.99%
	Class B Shares	1,000.00	1,016.17	8.70	1.74%
	Class C Shares	1,000.00	1,016.17	8.70	1.74%

LifeModel AggressiveSM	Institutional Shares	1,000.00	1,024.40	0.40	0.08%
	Class A Shares	1,000.00	1,023.16	1.66	0.33%
	Class B Shares	1,000.00	1,019.44	5.41	1.08%
	Class C Shares	1,000.00	1,019.44	5.41	1.08%

LifeModel Moderately AggressiveSM	Institutional Shares	1,000.00	1,024.40	0.40	0.08%
	Class A Shares	1,000.00	1,023.16	1.66	0.33%
	Class B Shares	1,000.00	1,019.44	5.41	1.08%
	Class C Shares	1,000.00	1,019.44	5.41	1.08%

LifeModel ModerateSM	Institutional Shares	1,000.00	1,024.40	0.40	0.08%
	Class A Shares	1,000.00	1,023.16	1.66	0.33%
	Class B Shares	1,000.00	1,019.44	5.41	1.08%
	Class C Shares	1,000.00	1,019.44	5.41	1.08%

LifeModel Moderately ConservativeSM	Institutional Shares	1,000.00	1,024.40	0.40	0.08%
	Class A Shares	1,000.00	1,023.16	1.66	0.33%
	Class B Shares	1,000.00	1,019.44	5.41	1.08%
	Class C Shares	1,000.00	1,019.44	5.41	1.08%

LifeModel ConservativeSM	Institutional Shares	1,000.00	1,024.40	0.40	0.08%
	Class A Shares	1,000.00	1,023.16	1.66	0.33%
	Class B Shares	1,000.00	1,019.44	5.41	1.08%
	Class C Shares	1,000.00	1,019.44	5.41	1.08%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Fifth Third Funds
Supplemental Information (Unaudited), continued

				Expense	Expense
		Beginning	Ending	Paid	Ratio
		Account	Account	During	During
		Value	Value	Period*	Period
		2/1/11	7/31/11	2/1/11 - 7/31/11	2/1/11 - 7/31/11

High Yield Bond	Institutional Shares	$1,000.00	$1,021.12	$3.71	0.74%
	Class A Shares	1,000.00	1,019.89	4.96	0.99%
	Class B Shares	1,000.00	1,016.17	8.70	1.74%
	Class C Shares	1,000.00	1,016.17	8.70	1.74%

Total Return Bond	Institutional Shares	1,000.00	1,021.67	3.16	0.63%
	Class A Shares	1,000.00	1,020.43	4.41	0.88%
	Class B Shares	1,000.00	1,016.71	8.15	1.63%
	Class C Shares	1,000.00	1,016.71	8.15	1.63%

Short Term Bond	Institutional Shares	1,000.00	1,022.36	2.46	0.49%
	Class A Shares	1,000.00	1,021.12	3.71	0.74%
	Class C Shares	1,000.00	1,017.41	7.45	1.49%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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Addresses

Fifth Third Funds	Fifth Third Funds
38 Fountain Square Plaza
Cincinnati, Ohio 45202

Investment Advisor, Administrator and Accountant	Fifth Third Asset Management, Inc.
38 Fountain Square Plaza
Cincinnati, Ohio 45202

Sub-Advisor (High Yield Bond)	Fort Washington Investment Advisors, Inc.
303 Broadway Street, Suite 1200
Cincinnati, Ohio 45202

Distributor	FTAM Funds Distributor, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Custodian, Sub-Accountant and Sub-Administrator	State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Transfer and Dividend Disbursing Agent	Boston Financial Data Services, Inc.
30 Dan Road
Canton, Massachusetts 02021

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP
1100 Walnut Street, Suite 1300
Kansas City, MO 64106

Advised by:

FTAM

FIFTH THIRD ASSET MANAGEMENT

BEYOND THE TRADITIONAL

FTF3197073112

1-800-282-5706

AR-STBD-11

NOTICE OF DELIVERY OF PROSPECTUSES,
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS
In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds will deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 1-800-282-5706.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and information regarding how the Funds voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, on the Funds’ website at www.fifththirdfunds.com or by calling 1-800-282-5706 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Investments for periods ending April 30 and October 31 are filed on Form N-Q and are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov. They may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

Fifth Third Funds are distributed by FTAM Funds Distributor, Inc., member FINRA. FTAM Funds Distributor, Inc. is not an affiliate of Fifth Third Bank, Fifth Third Funds or Fifth Third Asset Management, Inc. Fifth Third Asset Management, Inc. serves as Investment Advisor to Fifth Third Funds and receives a fee for its services.

Fifth Third Funds, like all mutual funds:
• are NOT FDIC insured
• have no bank guarantee
• may lose value

Rev. 11/2010
FACTS	WHAT DOES Fifth Third Funds DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
Social Security number and customer names
customer addresses and tax identification numbers
account numbers and account and transaction history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Fifth Third Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fifth Third Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	No
For our affiliates to market to you	No	No
For nonaffiliates to market to you	No	No

Questions?	Call 800-282-5706 or go to http://fifththirdfunds.com/

Who we are
Who is providing this notice?	Fifth Third Funds

What we do
How does Fifth Third Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Fifth Third Funds collect my personal information?	We collect your personal information, for example, when you
open an account or conduct account
transactions or request account information or
when our service providers service your account.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
sharing for affiliates’ everyday business purposes—information about your creditworthiness affiliates from using your information to market to you
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Fifth Third Bank, Inc., Fifth Third Securities, Inc., Fifth Third Asset Management, Inc. See www.53.com for a list of all affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
State Street Bank and Trust, Boston Financial Data Services, FTAM Funds Distributor, Inc.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
None

Other important information
The Fifth Third Funds require its service providers to maintain technical, physical, and administrative safeguards. Additionally, when customer information is shared, the Fifth Third Funds require third parties to treat and maintain the privacy of customer information with the same degree of diligence and careful attention required by the Fifth Third Funds.

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TABLE OF CONTENTS

Economic Outlook and Commentary Section	1

Manager Commentary	5

Schedules of Investments	8

Statements of Assets and Liabilities	34

Statements of Operations	36

Statements of Changes in Net Assets	38

Financial Highlights	42

Notes to Financial Statements	51

Report of Independent Registered Public Accounting Firm	66

Supplemental Information	68

Our Message to You

Although the economic optimism that buoyed the U.S. financial market through the first half of the fiscal year faded in its final months, stocks generally finished the period with double-digit gains and bonds ended with solid returns. Accordingly, Fifth Third Funds shareholders experienced positive results.

Within the stock market, returns reported during the 12-month period ending July 31, 2011, included:

•	A 19.65% advance for the S&P 500 Index[1] of large cap stocks.

•	A 25.77% advance for the S&P 400 Index[1] of mid cap stocks.

•	A 29.81% advance for the S&P 600 Index[1] of small cap stocks.

•	A 17.17% advance for the MSCI EAFE Index, Net[1], of international stocks.

Beneath such impressive figures existed an array of developments.

•	Last November, voters in the U.S. approved a significant shift in the makeup of the country’s leadership.

•	A series of devastating natural disasters hit Japan in March.

•	Weather-related disasters struck much of the U.S. during the spring, causing billions of dollars worth of damage.

•	Problems in Greece resurfaced in the spring, leading to a second bailout and fears of sovereign debt problems spreading, most immediately to Portugal and Italy.

•	By the final month of the fiscal year, all eyes were focused on Washington’s discussion regarding the national debt ceiling and what actions were being taken to avoid a technical default by the U.S.

The debate contributed to the sour mood within the country and played a role in the volatility experienced in the capital markets. Yet through it all, corporate profits continued to post impressive gains.

A closer look at the stock market will reveal the dynamics in play. Mid cap stocks generally led the way, followed by small cap stocks as a risk-on philosophy dominated the first part of the period. Accordingly, growth stocks outperformed value names, although international stocks trailed domestic equities.

Within the fixed income asset class, interest rates (which move in the opposite direction of prices) declined through the second half of the period amid a volatility inspired flight to quality. The Federal Reserve’s second round of quantitative easing also helped sustain prices as the central bank purchased $600 billion worth of government debt between

1

November 2010 and June 2011. Money market fund returns lingered near zero as the Fed kept its Federal Funds Rate in a range of 0.0% to 0.25%. Commodities such as gold enjoyed a considerable ride upward, due in part to government bond market uncertainties and rising inflation in fast-growing emerging markets.

While lower-quality assets generally outperformed the market for the entire fiscal year, the late-period volatility served as a healthy reminder that higher-quality investments tend to lead the way in periods of uncertainty. I’m proud of the Fifth Third Funds’ performance for the entire fiscal year period, as our portfolio managers’ adherence to higher-quality investments reaped rewards. In addition, during periods of modest growth, investors seek out companies with steady earnings potential, which bodes well for the high-quality approach going forward.

As for the coming quarters, our expectations on the macro front include:

Sub-par growth in the U.S. gross domestic product (GDP). Aside from a few hiccups — growth never happens in a straight line — statistics related to the domestic economy suggest that the recovery has hit a soft-patch. As such, we anticipate the economy will grow at a 2.00% rate for all of 2011.

Rocky job landscape remains. Although we believe the economy is poised to grow in 2011, the employment market will continue to face challenges. The pressures on hiring are clear. U.S. companies are faced with rising regulatory burdens, higher employee costs, and rising input costs. Political unrest in Washington has only exacerbated the problem.

Earnings outlook rosy. After effectively navigating the Great Recession of 2008-09, many management teams have continued to run their organizations well through the recovery. To that end, we expect full-year profit growth rates to end in the mid-teens.

Valuations appealing. At period-end, stocks were trading near 13 times consensus earnings estimates for 2011. Such levels are extremely attractive on a historical basis and also compare favorably to the yield on 10-year Treasuries. Bluntly stated, stocks are cheap in relation to their earnings potential.

Quality a target. As we have noted, investors increasingly rediscovered the benefits of higher-quality investments as the stock market retreated through the final weeks of the period. In the wake of the volatility — and in recognition of the unknowns facing investors — we moved our portfolios up the quality spectrum in anticipation of the second half of 2011. In general, we believe quality factors will likely grow in importance over the next year.

2

We believe stocks remain the best option. Through the entire fiscal year period, the Fed signaled nothing but accommodation, which generally translates into lower yields on fixed income investments. Yet, volatility in bonds can spike following flight to quality rallies, and longer-term issues may start to reflect longer-term worries, such as inflation. Therefore, we continue to favor stocks over bonds, cash, and other asset classes for the balance of 2011.

Inflationary outlook still mixed. Some commodities investors booked profits in the latter weeks of the fiscal year after substantial increases in the price of oil, metals, and other input materials. In the near-term, we continue to anticipate that core inflation rates will remain muted, but a variety of pressures, including high potential growth rates in emerging economies, could fuel hefty increases further down the road.

The European Union remains a wild card. Until individual governments in the European Union realistically address systemic problems stemming largely from generous social welfare programs, we will continue to witness flare-ups of fiscal pain across the Continent. As such, we remain extremely wary of the region.

Admittedly, the debt ceiling and federal deficit debates that consumed Washington over the closing weeks of the fiscal year left a bad taste in the mouths of millions across the U.S. After all, it’s hard to feel encouraged when our elected leaders can’t agree upon what’s most important for the future of the nation.

Regardless of the outcome of those discussions — and the similar debates that are sure to follow — we believe the country’s economy is heading in the right direction. In turn, we believe high-quality investments are well-positioned to benefit from the future growth. Furthermore, by making Fifth Third Funds part of a well-diversified investment plan, I believe you’re putting your portfolio in an ideal position to realize positive risk-adjusted returns into the future.

Thank you for your confidence in Fifth Third Funds.

E. Keith Wirtz, CFA
Chief Investment Officer

3

[1]Terms and Definitions

The S&P 500 Stock Index is an index of 500 selected common stocks most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

The S&P MidCap 400 Index is an index of 400 selected common stocks that tracks U.S. firms with market capitalizations of $850 million to $3.8 billion.

The S&P SmallCap 600 Index is an index of 600 selected common stocks that tracks U.S. firms with market capitalization of $250 million to $1.2 billion.

The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE)® Index is generally representative of a sample of companies of the market structure of 20 European and Pacific Basin countries.

The above indices do not reflect the deduction of fees associated with a mutual fund such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Duration is the weighted average maturity of a bond’s cash flow.

Gross Domestic Product (GDP) is the market value of the goods and services produced by labor and property in the United States. GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services.

LIBOR (London Interbank Offered Rate) is the rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans.

Sovereign debt is the total amount owed to the holders of bonds issued by a national government.

4

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Money Market Funds

For the 12-month period ending July 31, 2011, the Fifth Third Money Market Funds offered historically low yields on an absolute basis. This was the direct result of weak economic conditions and the continuation of an extremely accommodative monetary policy by the Federal Reserve’s Federal Open Market Committee (“FOMC”).

Despite signs of government-fueled growth, the sluggish economy prompted the FOMC to maintain a cautious outlook on near-term growth and the employment market. In turn, it held the Federal Funds Target Rate to a range of 0.00% to 0.25% through the entire fiscal year. Furthermore, it implemented a second round of quantitative easing, which included the purchase of $600 billion worth of government bonds between November 2010 and June 2011. The net result was a decline in short term interest rates from already extremely low levels.

At period-end, investors faced two significant risk factors with the potential to derail global economic growth: European sovereign debt issues and U.S. fiscal concerns.

These concerns highlight the fact that worldwide economic problems are not cyclical in nature but structural, and deleveraging over time may be the only solution. Legislators in the U.S. struggled with curtailing deficit spending, budgetary structural imbalance, and the most appropriate course toward raising the debt ceiling and avoiding a technical default. As a result of the debt crisis and the lack of focus on long-term spending solutions, the U.S. Government is in danger of losing its AAA-rating, the highest credit rating assigned by the various debt rating agencies. An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. Subsequent to the date of the financial statements, U.S. Government long-term debt was downgraded to AA+ by Standard & Poor’s. An obligation rated “AA+” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. Even though a legislative compromise was ultimately passed into law, the politically charged fiscal debate will remain at the forefront beyond the 2012 presidential election resulting in volatility in interest rates and spreads in the near term.

As for U.S. monetary policy, future rate adjustments by the FOMC remain dependent on economic data with particular emphasis on employment data. In light of current conditions, short-term interest rates are projected to remain low well into the next fiscal year, before the Federal Reserve can consider its exit strategy from this accommodative monetary policy. Particular attention is being placed on this economic and interest rate landscape to establish the appropriate duration strategy.

5

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Within the money market space, the interest rates of high quality, short-duration instruments approached zero, as overall demand far outstripped supply. The most notable exception to the persistence of low interest rates was the London Interbank Offer Rate (“LIBOR”). One of the more recognizable international risk-based money market yield measures, LIBOR rates declined during the fiscal year but to a lesser degree than other short-term interest rate benchmarks. This was due primarily to elevated risks in Europe’s sovereign debt markets and the European banking industry.

As for the Fifth Third Money Market Funds, a longer duration strategy designed to capture additional yield proved beneficial in the low-rate environment. Furthermore, the Funds continued to utilize more traditional liquid money market securities such as secondary coupon securities issued by the U.S. Treasury and U.S. Government Agencies, commercial paper, and repurchase agreements, particularly in the Fifth Third Treasury Money Market Fund and the Fifth Third Institutional Government Money Market Fund. Higher yields on floating interest rate securities influenced by the relatively elevated benchmarks also contributed to the Funds’ returns and liquidity.

The Fifth Third Institutional Money Market and Fifth Third Prime Money Market Funds maintained a conservative investment style with an emphasis on high-quality, highly liquid municipal, U.S. Government, and industrial corporate sector securities. The Funds also held minimal exposure to asset-backed commercial paper, brokerage, and European banking sector securities.

Maturity Composition as of July 31, 2011
Weighted Average Maturity* #

	Days as of 7/31/11	Days as of 7/31/10
Fifth Third Prime Money Market	42	41
Fifth Third Institutional Money Market	46	35
Fifth Third Institutional Government Money Market	46	42
Fifth Third U.S. Treasury Money Market	49	43

*Based on next reset date.
#Portfolio composition is subject to change.

6

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Investment Risk Considerations

An investment in any of the funds is not insured or guaranteed by the FDIC or any government agency. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Money Market Maturity Schedules (as of July 31, 2011) as a percentage of value of investments*

	Prime Money Market	Institutional Money Market	Institutional Government Money Market	U.S. Treasury Money Market
Fewer than 8 Days	55.6%	55.2%	63.9%	64.6%
8 to 14 Days	0.0%	0.8%	4.0%	1.0%
15 to 30 Days	9.5%	8.0%	4.7%	0.0%
31 to 180 Days	29.9%	30.3%	18.1%	23.9%
181 to 365 Days	5.0%	5.7%	9.3%	10.5%
366 to 397 Days	0.0%	0.0%	0.0%	0.0%

*Based on next reset date.

7

Prime Money Market
Schedule of Investments
July 31, 2011

	Principal Amount	Value

Corporate Bonds (13.8%)
Commercial Banks Non-U.S. (a) (1.3%)
Bayerische Landesbank, 0.26%, 6/20/12,
(Next Reset: 9/20/11)	$6,474,000	$6,461,894
National Australia Bank, Ltd., 0.27%, 12/1/11,
(Next Reset: 8/29/11)	5,000,000	5,000,582

		11,462,476

Computer Services (0.5%)
International Business Machines Corp., 0.31%, 11/4/11,
(Next Reset: 8/4/11) (a)	4,260,000	4,260,597

Cosmetics & Toiletries (1.0%)
Procter & Gamble International Funding SCA, 1.35%, 8/26/11	8,250,000	8,255,570

Diversified Financial Services (4.8%)
General Electric Capital Corp., 5.00%, 11/15/11	16,306,000	16,519,033
General Electric Capital Corp., Series A, 5.88%, 2/15/12	12,170,000	12,523,172
General Electric Capital Corp., Series A, 6.00%, 6/15/12	11,500,000	12,052,880

		41,095,085

Diversified Manufacturing Operations (0.3%)
3M Co., 4.50%, 11/1/11	2,860,000	2,889,858

Fiduciary Banks (2.2%)
Northern Trust Corp., 5.30%, 8/29/11	10,175,000	10,212,953
State Street Corp., 0.35%, 4/30/12, (Next Reset: 10/31/11) (a)	9,125,000	9,129,530

		19,342,483

Finance-Investment Banker / Broker (2.2%)
Bear Stearns Cos. LLC (The), 5.50%, 8/15/11	11,065,000	11,086,053
Bear Stearns Cos. LLC (The), 5.35%, 2/1/12	8,043,000	8,226,046

		19,312,099

U.S. Government Agencies (d) (1.5%)
Morgan Stanley, 0.45%, 3/13/12, (Next Reset: 9/13/11) (a)	8,500,000	8,514,199
Sovereign Bank / Wyomissing PA, 2.75%, 1/17/12	4,030,000	4,075,196

		12,589,395

Total Corporate Bonds		119,207,563

Municipal Bonds (4.5%)
Texas (2.9%)
State of Texas, Tax and Revenue Anticipation
Notes, 2.00%, 8/31/11	25,000,000	25,033,821

Continued

8

Prime Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Municipal Bonds, continued
Washington (1.6%)
County of King, Series C, GO, 0.75%, 12/1/11	$5,800,000	$5,805,195
State of Washington, Series 2011T, GO, 1.00%, 8/1/11	8,000,000	8,000,000

		13,805,195

Total Municipal Bonds		38,839,016

U.S. Government Agencies (4.1%)
Federal Farm Credit Bank (1.2%)
0.27%, 10/12/11, (Next Reset: 8/1/11) (a)	10,000,000	9,999,803

Federal Home Loan Bank (1.2%)
0.30%, 12/15/11, (Next Reset: 8/1/11) (a)	10,000,000	10,000,000

Straight-A Funding LLC (1.7%)
0.24%, 10/7/11 ** (b)	15,000,000	14,995,533

Total U.S. Government Agencies		34,995,336

Certificates of Deposit (6.5%)
Commercial Banks (4.2%)
Canadian Imperial Bank, 0.29%, 8/3/11 (a)	6,000,000	6,000,010
Toronto Dominion, 0.41%, 8/29/11	10,000,000	10,000,000
Toronto Dominion, 0.16%, 10/12/11 **	10,000,000	10,000,000
Toronto Dominion, 0.26%, 1/11/12	10,000,000	10,000,000

		36,000,010

Commercial Banks-Central U.S. (a) (2.3%)
Bank of Nova Scotia, 0.26%, 9/29/11, (Next Reset: 8/1/11)	5,000,000	5,000,000
Bank of Nova Scotia, 0.34%, 12/8/11, (Next Reset: 8/1/11)	15,000,000	15,000,000

		20,000,000

Total Certificates of Deposit		56,000,010

Commercial Paper (20.4%)
Asset Backed Securities ** (b) (2.3%)
Old Line Funding LLC, 0.18%, 10/3/11	10,000,000	9,996,850
Old Line Funding LLC, 0.18%, 11/21/11	10,000,000	9,994,400

		19,991,250

Beverages-Non-alcoholic (1.1%)
Coca-Cola Co. (The), 0.37%, 7/2/12 ** (b)	10,000,000	9,965,467

Commercial Banks Non-U.S. ** (4.2%)
BNP Paribas Finance, Inc., 0.23%, 8/15/11	10,000,000	9,999,028
Westpac Banking Corp., 0.28%, 11/7/11 (b)	16,250,000	16,237,614

Continued

9

Prime Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Commercial Paper, continued
Commercial Banks Non-U.S., continued
Westpac Banking Corp., 0.27%, 1/9/12 (b)	$10,000,000	$9,987,925

		36,224,567

Commercial Banks-Eastern U.S. ** (2.3%)
Rabobank USA Finance Corp., 0.34%, 9/6/11	5,000,000	4,998,300
Rabobank USA Finance Corp., 0.32%, 10/4/11	5,000,000	4,997,155
Rabobank USA Finance Corp., 0.26%, 11/4/11	10,000,000	9,993,139

		19,988,594

Fiduciary Banks ** (1.2%)
State Street Corp., 0.32%, 8/23/11	5,000,000	4,999,022
State Street Corp., 0.23%, 12/5/11	5,000,000	4,995,975

		9,994,997

Finance-Auto Loans ** (3.2%)
Toyota Motor Credit Corp., 0.22%, 9/21/11	5,000,000	4,998,442
Toyota Motor Credit Corp., 0.20%, 10/4/11	12,250,000	12,245,644
Toyota Motor Credit Corp., 0.21%, 10/11/11	10,000,000	9,995,858

		27,239,944

Oil Company-Integrated ** (b) (2.0%)
Total Capital Canada, Ltd., 0.37%, 8/19/11	10,000,000	9,998,150
Total Capital Canada, Ltd., 0.42%, 12/16/11	7,000,000	6,988,812

		16,986,962

Schools (2.1%)
University of Michigan, 0.20%, 8/2/11	12,500,000	12,500,000
University of Michigan, 0.22%, 9/20/11	5,740,000	5,740,000

		18,240,000

U.S. Municipals (2.0%)
Massachusetts State Water Resources, 0.11%, 8/17/11	10,000,000	10,000,000
Metropolitan Transportation Authority, 0.15%, 10/4/11	7,000,000	7,000,000

		17,000,000

Total Commercial Paper		175,631,781

Demand Notes (5.1%)
Brewery (0.1%)
New Belgium Brewing Co., Inc., Series 2000, 0.23%, 7/1/15
(LOC: Wells Fargo & Co.), (Next Reset: 8/4/11) (a)	790,000	790,000

Diversified Financial Services (0.5%)
Harry W. Albright JR, Series 1996, 0.25%, 5/1/21
(LOC: Bank of America), (Next Reset: 8/4/11) (a)	4,700,000	4,700,000

Continued

10

Prime Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Demand Notes, continued
Medical-Hospitals (0.2%)
Orthopaedic Hospital of Wisconsin LLC, Series A, 0.23%,
3/1/39, (LOC: M&I Bank FSB) (Next Reset: 8/5/11)	$1,925,000	$1,925,000

Non-Profit Charity (a) (1.2%)
First Church of God of Vancouver Washington, 1.17%,
4/1/15 (LOC: U.S. Bancorp), (Next Reset: 8/4/11)	605,000	605,000
World Wildlife Fund, 0.15%, 7/1/30
(LOC: JP Morgan, Inc.), (Next Reset: 8/4/11)	9,430,000	9,430,000

		10,035,000

Special Purpose Entity (a) (3.1%)
BJ Financing LLC, 0.23%, 12/1/37 (LOC: M&I Marshall
Ilsley Bank), (Next Reset: 8/5/11)	2,475,000	2,475,000
Capital One Funding Corp., Series 01-C, 0.18%, 1/4/27
(LOC: JP Morgan, Inc.), (Next Reset: 8/4/11)	990,000	990,000
Capital One Funding Corp., Series 96-H, 0.23%, 10/1/21
(LOC: JP Morgan, Inc.), (Next Reset: 8/4/11)	234,000	234,000
Capital One Funding Corp., Series 97-D, 0.23%, 7/2/18
(LOC: JP Morgan, Inc.), (Next Reset: 8/4/11)	206,000	206,000
Metrodev Newark LLC, 0.25%, 7/1/33
(LOC: PNC Bank NA), (Next Reset: 8/4/11)	7,500,000	7,500,000
Rush Medical Foundation, 0.15%, 12/1/31
(LOC: U.S. Bancorp), (Next Reset: 8/5/11)	5,400,000	5,400,000
Saddleback Valley Community Church, 0.15%, 11/1/38
(LOC: U.S. Bancorp), (Next Reset: 8/4/11)	9,695,000	9,695,000

		26,500,000

Total Demand Notes		43,950,000

Municipal Demand Notes (30.7%)
California (a) (2.0%)
City of Santa Rosa, Pension Obligation, Series A, 0.13%,
9/1/24, (LOC: U.S. Bancorp), (Next Reset: 8/4/11)	4,490,000	4,490,000
County of Riverside, CP, 0.15%, 11/1/20,
(LOC: State Street Corp.), (Next Reset: 8/3/11)	5,600,000	5,600,000
Pollution Control Financing Authority, Athens Disposal Co.
Project, Series A, AMT, 0.12%, 1/1/16,
(LOC: Wells Fargo & Co.), (Next Reset: 8/5/11)	4,000,000	4,000,000
Statewide Communities Development Authority,
Broadway Studios, 0.34%, 4/1/50,
(LOC: FHLB), (Next Reset: 8/4/11)	2,300,000	2,300,000
Statewide Communities Development Authority, Park David
Senior Apartments Project, Series D-T, 0.30%, 10/15/34,
(LOC: FNMA), (Next Reset: 8/4/11)	750,000	750,000

		17,140,000

Continued

11

Prime Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Municipal Demand Notes, continued
Colorado (a) (1.0%)
Housing & Finance Authority, Single Family Mortgage Bonds,
Class I-B1, 0.13%, 5/1/38, (LOC: FNMA/FHLMC),
(Next Reset: 8/3/11)	$4,840,000	$4,840,000
Housing & Finance Authority, Single Family Mortgage Bonds,
Series A-1, 0.16%, 11/1/30, (LOC: FNMA/FHLMC),
(Next Reset: 8/3/11)	2,310,000	2,310,000
Pueblo Housing Authority, 0.23%, 12/1/18,
(LOC: Wells Fargo & Co.), (Next Reset: 8/4/11)	1,240,000	1,240,000

		8,390,000

District of Columbia (0.1%)
District of Columbia, Pew Charitable Trusts, Series B, 0.13%,
4/1/38, (LOC: PNC Bank NA), (Next Reset: 8/4/11) (a)	1,265,000	1,265,000

Florida (a) (4.1%)
Miami-Dade County Industrial Development Authority,
Dolphin Stadium Project, 0.18%, 7/1/37,
(LOC: TD Bank N.A.), (Next Reset: 8/4/11)	20,000,000	20,000,000
Miami-Dade County Industrial Development Authority,
Dolphin Stadium Project, 0.17%, 7/1/37,
(LOC: TD Bank N.A.), (Next Reset: 8/4/11)	5,000,000	5,000,000
Municipal Power Agency, Series D, 0.15%, 10/1/25,
(LOC: Bank of America), (Next Reset: 8/4/11)	9,995,000	9,995,000

		34,995,000

Illinois (0.7%)
Finance Authority, Franciscan Communities, Series B, 0.30%,
5/1/36, (LOC: Bank of America), (Next Reset: 8/4/11) (a)	5,685,000	5,685,000

Indiana (0.2%)
Finance Authority, Hamilton Grove Project, Series B, 0.32%,
4/1/38, (LOC: Bank of America), (Next Reset: 8/4/11) (a)	2,030,000	2,030,000

Maryland (0.9%)
Health & Higher Educational Facilities Authority,
Adventist Healthcare, Series B, 0.17%, 1/1/35,
(LOC: Deutsche Bank), (Next Reset: 8/4/11) (a)	7,725,000	7,725,000

Michigan (a) (4.6%)
Finance Authority, School Loan, 0.14%, 9/1/50,
(LOC: Bank of Montreal), (Next Reset: 8/1/11)	22,000,000	21,999,825
University of Michigan, Series A, 0.21%, 4/1/38,
(LOC: University of Michigan), (Next Reset: 8/1/11)	17,500,000	17,500,000

		39,499,825

Continued

12

Prime Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Municipal Demand Notes, continued
Mississippi (a) (4.8%)
Business Finance Corp., Chevron USA, Inc. Project,
Series A, 0.21%, 12/1/30, (LOC: Chevron U.S.A., Inc.),
(Next Reset: 8/1/11)	$15,000,000	$15,000,000
Business Finance Corp., Chevron USA, Inc. Project,
Series G, 0.19%, 11/1/35, (LOC: Chevron U.S.A., Inc.),
(Next Reset: 8/1/11)	21,700,000	21,700,000
Business Finance Corp., Mississippi Baking Co. Project,
AMT, 0.29%, 11/1/25, (LOC: Bank of America),
(Next Reset: 8/4/11)	4,410,000	4,410,000

		41,110,000

New Mexico (a) (0.0%)
City of Portales, CHF-Portales LLC Project at Eastern
New Mexico University, Series B, 0.50%, 7/1/13,
(LOC: Banco Santander SA), (Next Reset: 8/4/11)	150,000	150,000
City of Roswell, CHF-Roswell LLC Project at Eastern
New Mexico University, Series B, 0.50%, 7/1/14,
(LOC: Banco Santander SA), (Next Reset: 8/4/11)	190,000	190,000

		340,000

New York (a) (0.4%)
Albany Industrial Development Agency, Living Resources
Corp. Project, Series B, 0.30%, 2/1/12,
(LOC: HSBC Holdings PLC), (Next Reset: 8/4/11)	140,000	140,000
New York City Housing Development Corp.,
Verde Cooperative, Series A, 0.13%, 1/1/16,
(LOC: JP Morgan, Inc.), (Next Reset: 8/4/11)	3,710,000	3,710,000

		3,850,000

Ohio (a) (2.7%)
City of Cleveland, Core City Fund, 0.14%, 12/1/33,
(LOC: PNC Bank NA), (Next Reset: 8/3/11)	2,860,000	2,860,000
County of Butler, LifeSphere Project, 0.08%, 5/1/30,
(LOC: U.S. Bancorp), (Next Reset: 8/4/11)	11,070,000	11,070,000
County of Hamilton, Hospital Facilities Revenue,
Series A, 0.05%, 6/1/27, (LOC: Northern Trust Corp.),
(Next Reset: 8/3/11)	9,200,000	9,200,000

		23,130,000

Pennsylvania (a) (0.7%)
Blair County Industrial Development Authority,
Altoona-Blair County Development Corp., 0.13%,
10/1/28, (LOC: PNC Bank NA), (Next Reset: 8/4/11)	5,000,000	5,000,000

Continued

13

Prime Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Municipal Demand Notes, continued
Pennsylvania, continued
Economic Development Financing Authority,
Delancey Corp. Project, Series C, 0.16%, 9/1/14,
(LOC: PNC Bank NA), (Next Reset: 8/4/11)	$830,000	$830,000

		5,830,000

Texas (a) (4.3%)
Gulf Coast Waste Disposal Authority, Exxon Mobil Project,
AMT, 0.22%, 6/1/30, (LOC: Exxon Mobil Corp.),
(Next Reset: 8/1/11)	10,000,000	10,000,000
Lower Neches Valley Authority Industrial Development
Corp., Series B, AMT, 0.22%, 11/1/29,
(LOC: Exxon Mobil Corp.), (Next Reset: 8/1/11)	10,000,000	10,000,000
Port of Port Arthur Navigation District, Fina Oil and
Chemical Co. Project, 0.11%, 5/1/33, (LOC: Total SA),
(Next Reset: 8/3/11)	9,025,000	9,025,000
State Veterans Housing Assistance Program, Series A, GO,
AMT, 0.07%, 12/1/34, (LOC: Texas G.O. with State
Street Liquidity Facility), (Next Reset: 8/3/11)	7,935,000	7,935,000

		36,960,000

Utah (2.9%)
Telecommunication Open Infrastructure Agency, 0.21%,
6/1/40, (LOC: HSBC Holdings PLC), (Next Reset: 8/4/11) (a)	25,000,000	25,000,000

Washington (a) (1.0%)
State Housing Finance Commission, Country
Club Apartments, Series A, AMT, 0.12%, 8/1/32,
(LOC: U.S. Bancorp), (Next Reset: 8/1/11)	5,620,000	5,620,000
State Housing Finance Commission, Monticello Park Project,
Series B, 0.16%, 9/1/34, (LOC: FNMA), (Next Reset: 8/4/11)	3,255,000	3,255,000

		8,875,000

Wisconsin (0.3%)
City of Whitewater, HUSCO International, Inc. Project,
AMT, 0.24%, 12/1/12, (LOC: JP Morgan, Inc.),
(Next Reset: 8/3/11) (a)	2,300,000	2,300,000

Total Municipal Demand Notes		264,124,825

	Shares

Money Markets (c) (2.9%)
AIM STIT Liquid Assets Portfolio	23,517,230	23,517,230
Goldman Sachs Financial Square Prime Obligations Fund	1,111,356	1,111,356

Total Money Markets		24,628,586

Continued

14

Prime Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Repurchase Agreements (11.5%)
Deutsche Bank, 0.18%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $30,000,450, Collateralized by
Federal Home Loan Bank Security, 1.50%, 1/16/13,
value $30,601,283)	$30,000,000	$30,000,000
Goldman Sachs, 0.18%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $15,000,225, Collateralized by
Federal Home Loan Bank Security, 0.15%, 7/19/12,
value $15,300,659)	15,000,000	15,000,000
Toronto Dominion, 0.15%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $30,000,375, Collateralized by
U.S. Treasury Security, 2.00%, 1/15/16, value $30,600,098)	30,000,000	30,000,000
UBS Investment Bank, 0.18%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $23,570,354, Collateralized by
U.S. Government Agency Securities, 0.00%- 0.15%,
1/18/12-4/16/12, value $24,041,590)	23,570,000	23,570,000

Total Repurchase Agreements		98,570,000

Total Investments (Cost $855,947,117)† - 99.5%		855,947,117

Other assets in excess of liabilities - 0.5%		3,914,134

NET ASSETS - 100.0%		$859,861,251

Notes to Schedule of Investments

**	Rate represents the effective yield at purchase.

†	Also represents cost for federal income tax purposes.

(a)	Variable rate security. Rate presented represents rate in effect at July 31, 2011.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)	Investment is in Institutional Shares of underlying fund/portfolio.

(d)	FDIC guaranteed through Treasury Liquidity Guarantee Program.

The following abbreviations are used in the Schedule of Investments:
AMT - Alternative Minimum Tax Paper
CP - Certificates of Participation
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association
GO - General Obligation
LOC - Letter of Credit

Continued

15

Prime Money Market
Schedule of Investments, continued
July 31, 2011

At July 31, 2011, Prime Money Market’s investments were in the following countries:

Country

Australia	3.6%
Canada	5.0%
Germany	0.8%
Luxembourg	1.0%
United States	89.6%

Total	100.0%

See notes to schedules of investments and notes to financial statements.

16

Institutional Money Market
Schedule of Investments
July 31, 2011

	Principal Amount	Value

Corporate Bonds (13.7%)
Commercial Banks Non-U.S. (a) (1.7%)
Bayerische Landesbank, 0.26%, 6/20/12,
(Next Reset: 9/20/11)	$18,526,000	$18,491,359
National Australia Bank, Ltd., 0.27%, 12/1/11,
(Next Reset: 8/29/11)	15,000,000	15,001,745

		33,493,104

Diversified Financial Services (4.3%)
General Electric Capital Corp., 0.33%, 8/15/11 (a)	11,160,000	11,159,311
General Electric Capital Corp., 5.00%, 11/15/11	21,150,000	21,421,213
General Electric Capital Corp., Series A, 5.88%, 2/15/12	34,000,000	34,990,487
General Electric Capital Corp., Series A, 6.00%, 6/15/12	18,500,000	19,389,416

		86,960,427

Diversified Manufacturing Operations (0.2%)
3M Co., 4.50%, 11/1/11	5,000,000	5,050,335

Fiduciary Banks (2.3%)
Northern Trust Corp., 5.30%, 8/29/11	25,000,000	25,093,263
State Street Corp., 0.35%, 4/30/12,
(Next Reset: 10/31/11) (a)	22,000,000	22,010,526

		47,103,789

Finance-Investment Banker / Broker (2.0%)
Bear Stearns Cos. LLC (The), 0.47%, 8/15/11 (a)	16,520,000	16,521,235
Bear Stearns Cos. LLC (The), 5.50%, 8/15/11	3,125,000	3,130,965
Bear Stearns Cos. LLC (The), 5.35%, 2/1/12	21,000,000	21,478,016

		41,130,216

Reinsurance (1.3%)
Berkshire Hathaway, Inc., 1.40%, 2/10/12	3,000,000	3,014,160
Berkshire Hathaway Finance Corp., 0.37%, 1/13/12,
(Next Reset: 10/13/11) (a)	16,656,000	16,665,354
Berkshire Hathaway Finance Corp., 4.75%, 5/15/12	5,445,000	5,631,776

		25,311,290

U.S. Government Agencies (d) (1.9%)
Citibank NA, 1.88%, 5/7/12	10,000,000	10,120,623
Morgan Stanley, 0.45%, 3/13/12,
(Next Reset: 9/13/11) (a)	18,000,000	18,030,068
Sovereign Bank / Wyomissing PA, 2.75%, 1/17/12	10,000,000	10,112,150

		38,262,841

Total Corporate Bonds		277,312,002

Continued

17

Institutional Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Mortgage-Backed Securities (0.4%)
U.S. Government Agencies (0.4%)
Freddie Mac, 0.19%, 1/15/42, (Next Reset: 8/4/11) (a)	$7,194,198	$7,194,198

Total Mortgage-Backed Securities		7,194,198

Municipal Bonds (3.1%)
Texas (2.5%)
State of Texas, Tax and Revenue
Anticipation Notes, 2.00%, 8/31/11	50,000,000	50,067,701

Washington (0.6%)
County of King, Series C, GO, 0.75%, 12/1/11	12,000,000	12,010,750

Total Municipal Bonds		62,078,451

U.S. Government Agencies (4.4%)
Federal Farm Credit Bank (2.0%)
0.27%, 10/12/11, (Next Reset: 8/1/11) (a)	40,000,000	39,999,211

Federal Home Loan Bank (1.2%)
0.30%, 12/15/11 , (Next Reset: 8/1/11) (a)	25,000,000	25,000,000

Straight-A Funding LLC (1.2%)
0.16%, 10/3/11 ** (b)	25,000,000	24,993,000

Total U.S. Government Agencies		89,992,211

Certificates of Deposit (8.4%)
Commercial Banks (5.9%)
Commonwealth Bank of Australia, 0.29%, 4/30/12,
(Next Reset: 8/8/11) (a)	20,000,000	20,000,000
Toronto Dominion, 0.41%, 8/29/11	25,000,000	25,000,000
Toronto Dominion, 0.33%, 9/8/11	25,000,000	25,000,000
Toronto Dominion, 0.16%, 10/12/11 **	25,000,000	25,000,000
Toronto Dominion, 0.26%, 1/11/12	25,000,000	25,000,000

		120,000,000

Commercial Banks-Central U.S. (a) (2.5%)
Bank of Nova Scotia, 0.26%, 9/29/11, (Next Reset: 8/1/11)	15,000,000	15,000,000
Bank of Nova Scotia, 0.34%, 12/8/11, (Next Reset: 8/1/11)	35,000,000	35,000,000

		50,000,000

Total Certificates of Deposit		170,000,000

Continued

18

Institutional Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Commercial Paper (23.7%)
Asset Backed Securities ** (b) (2.0%)
Old Line Funding LLC, 0.18%, 10/3/11	$25,000,000	$24,992,125
Old Line Funding LLC, 0.18%, 11/21/11	15,000,000	14,991,600

		39,983,725

Beverages-Non-alcoholic ** (b) (2.5%)
Coca-Cola Co. (The), 0.18%, 11/3/11	30,000,000	29,985,900
Coca-Cola Co. (The), 0.37%, 7/2/12	20,000,000	19,930,933

		49,916,833

Commercial Banks Non-U.S. ** (3.4%)
Bank of Nova Scotia, 0.36%, 11/28/11	24,000,000	23,971,440
BNP Paribas Finance, Inc., 0.23%, 8/15/11	15,000,000	14,998,542
Westpac Banking Corp., 0.27%, 1/9/12 (b)	30,000,000	29,963,775

		68,933,757

Commercial Banks-Eastern U.S. ** (3.9%)
Rabobank USA Finance Corp., 0.34%, 9/6/11	20,000,000	19,993,200
Rabobank USA Finance Corp., 0.34%, 10/4/11	25,000,000	24,984,889
Rabobank USA Finance Corp., 0.26%, 11/4/11	20,000,000	19,986,278
Rabobank USA Finance Corp., 0.24%, 11/18/11	15,000,000	14,989,100

		79,953,467

Fiduciary Banks ** (2.0%)
State Street Corp., 0.32%, 8/23/11	25,000,000	24,995,111
State Street Corp., 0.23%, 12/5/11	15,000,000	14,987,925

		39,983,036

Finance-Auto Loans ** (2.8%)
Toyota Motor Credit Corp., 0.22%, 9/21/11	20,000,000	19,993,767
Toyota Motor Credit Corp., 0.20%, 10/4/11	22,000,000	21,992,178
Toyota Motor Credit Corp., 0.21%, 10/11/11	15,000,000	14,993,787

		56,979,732

Oil Company-Integrated ** (b) (3.0%)
Total Capital Canada, Ltd., 0.37%, 8/19/11	25,000,000	24,995,375
Total Capital Canada, Ltd., 0.38%, 12/16/11	17,000,000	16,975,416
Total Capital Canada, Ltd., 0.42%, 12/16/11	18,000,000	17,971,230

		59,942,021

Regional Authority (1.0%)
Texas Public Finance Authority, 0.27%, 8/4/11	20,200,000	20,200,000

Continued

19

Institutional Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Commercial Paper, continued
Schools (1.9%)
University of Michigan, 0.20%, 8/2/11	$12,000,000	$12,000,000
University of Michigan, 0.20%, 8/3/11	11,845,000	11,845,000
University of Michigan, 0.20%, 8/8/11	15,000,000	15,000,000

		38,845,000

U.S. Municipals (1.2%)
Walnut Energy Center Authority, 0.22%, 9/13/11 **	24,990,000	24,983,433

Total Commercial Paper		479,721,004

Demand Notes (4.0%)
Building Products-Cement & Aggregate (1.1%)
Sioux City Brick & Tile Co., 0.15%, 12/1/36
(LOC: U.S. Bancorp), (Next Reset: 8/4/11) (a) (b)	22,675,000	22,675,000

Non-Profit Charity (0.6%)
World Wildlife Fund, 0.15%, 7/1/30
(LOC: JP Morgan, Inc.), (Next Reset: 8/4/11) (a)	12,070,000	12,070,000

Special Purpose Entity (a) (2.3%)
Corporate Finance Managers, Inc., 0.18%, 2/2/43,
(LOC: Wells Fargo & Co.), (Next Reset: 8/4/11)	10,910,000	10,910,000
Golf Gate Apartments, Series 2003, 0.18%, 9/1/28,
(LOC: Wells Fargo & Co.), (Next Reset: 8/4/11)	7,295,000	7,295,000
Pershing Drive Associates L.P., 0.28%, 12/15/28,
(LOC: Royal Bank of Canada), (Next Reset: 8/4/11)	10,785,000	10,785,000
Rush Medical Foundation, 0.15%, 12/1/31,
(LOC: U.S. Bancorp), (Next Reset: 8/5/11)	5,400,000	5,400,000
Saddleback Valley Community Church, 0.15%, 11/1/38,
(LOC: U.S. Bancorp), (Next Reset: 8/4/11)	11,005,000	11,005,000

		45,395,000

Total Demand Notes		80,140,000

Municipal Demand Notes (36.9%)
California (a) (1.3%)
City of Santa Rosa, Pension Obligation, Series A, 0.13%,
9/1/24, (LOC: U.S. Bancorp), (Next Reset: 8/4/11)	9,155,000	9,155,000
Housing Finance Agency, Housing Program, Series B, 0.14%,
8/1/36, (LOC: FNMA/FHLMC), (Next Reset: 8/3/11)	11,000,000	11,000,000
Kern Water Bank Authority, Series B, 0.18%, 7/1/28,
(LOC: Wells Fargo & Co.), (Next Reset: 8/4/11)	3,501,000	3,501,000
Sacramento County Housing Authority, Multi-Family,
Natomas Park Apartments, Series B, 0.17%, 7/15/35,
(LOC: FNMA), (Next Reset: 8/4/11)	615,000	615,000

Continued

20

Institutional Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Municipal Demand Notes, continued
California (a), continued
Statewide Communities Development Authority, Valley
Palms Apartments, Series C-T, 0.14%, 5/15/35,
(LOC: FNMA), (Next Reset: 8/4/11)	$1,480,000	$1,480,000

		25,751,000

Colorado (a) (0.8%)
Housing & Finance Authority, Single Family Mortgage Bonds,
Class I-B2, 0.13%, 11/1/33, (LOC: FNMA/FHLMC),
(Next Reset: 8/3/11)	10,570,000	10,570,000
Housing & Finance Authority, Single Family Mortgage
Bonds, Series C-1, 0.16%, 11/1/36, (LOC: FNMA/FHLMC),
(Next Reset: 8/3/11)	5,060,000	5,060,000

		15,630,000

Florida (a) (4.6%)
Municipal Power Agency, Series D, 0.15%, 10/1/25,
(LOC: Bank of America), (Next Reset: 8/4/11)	32,285,000	32,285,000
Jacksonville Economic Development Commission, Lee
and Cates Glass, Inc. Project, AMT, 0.25%, 4/1/33,
(LOC: Wells Fargo & Co.), (Next Reset: 8/4/11)	6,260,000	6,260,000
Miami-Dade County Industrial Development Authority,
Dolphin Stadium Project, 0.18%, 7/1/37,
(LOC: TD Bank NA), (Next Reset: 8/4/11)	44,000,000	44,000,000
University of South Florida Research Foundation, Inc.,
Multi-Tenant Office Building Project, Series C, 0.15%,
8/1/34, (LOC: Bank of America), (Next Reset: 8/3/11)	9,700,000	9,700,000

		92,245,000

Georgia (a) (0.2%)
Augusta Housing Authority, Westbury Creek Apartments,
Series B, 0.26%, 5/15/33, (LOC: FNMA), (Next Reset: 8/3/11)	500,000	500,000
Richmond County Development Authority, Hoback
Investments LLC Project, Series A, 0.23%, 7/1/31,
(LOC: Branch Banking & Trust), (Next Reset: 8/3/11)	4,240,000	4,240,000

		4,740,000

Illinois (a) (1.9%)
City of Chicago, Chicago Midway Airport Revenue,
Series A-2, 0.23%, 1/1/25, (LOC: JP Morgan, Inc.),
(Next Reset: 8/1/11)	26,975,000	26,975,000
Finance Authority, Franciscan Communities, Series B, 0.30%,
5/1/36, (LOC: Bank of America), (Next Reset: 8/4/11)	11,470,000	11,470,000

		38,445,000

Continued

21

Institutional Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Municipal Demand Notes, continued
Indiana (a) (1.5%)
City of Indianapolis Development, Multi-Family Housing,
Pedcor Investments, Series B, 0.50%, 11/1/36,
(LOC: FHLB), (Next Reset: 8/4/11)	$940,000	$940,000
City of Terre Haute, Westminister Village Project,
Series B, 0.39%, 8/1/36, (LOC: Banco Santander SA),
(Next Reset: 8/4/11)	9,115,000	9,115,000
Health Facility Financing Authority, Community Foundation
of Northwest Indiana, Series B, 0.17%, 8/1/25,
(LOC: Bank of Montreal), (Next Reset: 8/4/11)	19,615,000	19,615,000

		29,670,000

Kentucky (a) (3.8%)
County of Boone Industrial Building Revenue, NKU-METS
Project, 0.28%, 6/1/23, (LOC: U.S. Bancorp),
(Next Reset: 8/4/11)	4,215,000	4,215,000
Louisville & Jefferson County Regional Airport Authority,
Series A, AMT, 0.23%, 1/1/29, (LOC: United Parcel
Service, Inc.), (Next Reset: 8/1/11)	30,000,000	30,000,000
Louisville & Jefferson County Regional Airport Authority,
Series C, AMT, 0.24%, 1/1/29, (LOC: United Parcel
Service, Inc.), (Next Reset: 8/1/11)	42,500,000	42,500,000

		76,715,000

Maryland (1.0%)
Health & Higher Educational Facilities Authority,
Adventist Healthcare, Series B, 0.17%, 1/1/35,
(LOC: Deutsche Bank), (Next Reset: 8/4/11) (a)	21,260,000	21,260,000

Massachusetts (0.8%)
Simmons College, 0.15%, 10/1/22, (LOC: JP Morgan, Inc.),
(Next Reset: 8/4/11) (a)	16,555,000	16,555,000

Michigan (a) (2.5%)
Charter Township of Ypsilanti, Capital Improvements,
Series B, GO, 2.75%, 4/1/19, (LOC: Citigroup, Inc.),
(Next Reset: 8/3/11)	2,280,000	2,280,000
Finance Authority, School Loan, 0.13%, 9/1/50,
(LOC: PNC Bank NA), (Next Reset: 8/1/11)	25,000,000	25,000,000
University of Michigan, Series A, 0.21%, 4/1/38,
(LOC: University of Michigan), (Next Reset: 8/1/11)	22,355,000	22,355,000

		49,635,000

Continued

22

Institutional Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Municipal Demand Notes, continued
Minnesota (a) (1.8%)
City of Plymouth, Carlson Center Project, 0.18%, 4/1/12,
(LOC: U.S. Bancorp), (Next Reset: 8/4/11)	$180,000	$180,000
City of State Paul, Sales Tax Revenue, 0.18%, 11/1/25,
(LOC: U.S. Bancorp), (Next Reset: 8/4/11)	11,700,000	11,700,000
Office of Higher Education, Supplemental Student Loan,
Series A, 0.15%, 12/1/43, (LOC: U.S. Bancorp),
(Next Reset: 8/5/11)	25,600,000	25,600,000

		37,480,000

Mississippi (a) (2.2%)
Business Finance Corp., Chevron USA, Inc. Project, Series A,
0.21%, 12/1/30, (LOC: Chevron U.S.A., Inc.),
(Next Reset: 8/1/11)	22,400,000	22,400,000
Business Finance Corp., Chevron USA, Inc. Project, Series G,
0.19%, 12/1/30, (LOC: Chevron U.S.A., Inc.),
(Next Reset: 8/1/11)	6,835,000	6,835,000
Business Finance Corp., Chevron USA, Inc. Project, Series G,
0.19%, 11/1/35, (LOC: Chevron U.S.A., Inc.),
(Next Reset: 8/1/11)	10,000,000	10,000,000
Business Finance Corp., Chevron USA, Inc. Project,
Series H, 0.30%, 11/1/35, (LOC: Chevron U.S.A., Inc.),
(Next Reset: 8/1/11)	5,200,000	5,200,000

		44,435,000

New Mexico (a) (0.3%)
City of Albuquerque, KTECH Corp. Project, 0.18%, 11/1/22,
(LOC: Wells Fargo & Co.), (Next Reset: 8/4/11)	4,630,000	4,630,000
City of Albuquerque, KTECH Corp. Project, 0.18%, 8/1/25,
(LOC: Wells Fargo & Co.), (Next Reset: 8/4/11)	1,355,000	1,355,000

		5,985,000

New York (a) (2.3%)
Housing Development Corp., Verde Apartments,
Series A, 0.13%, 1/1/16, (LOC: JP Morgan, Inc.),
(Next Reset: 8/4/11)	6,300,000	6,300,000
New York State Housing Finance Agency, Series A,
AMT, 0.06%, 11/1/41, (LOC: Bank of New York Co., Inc.),
(Next Reset: 8/3/11)	40,960,000	40,960,000

		47,260,000

Continued

23

Institutional Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Municipal Demand Notes, continued
Ohio (a) (5.2%)
Air Quality Development Authority, AK Steel Project,
Series B, 0.18%, 6/1/24, (LOC: Bank of America),
(Next Reset: 8/3/11)	$26,000,000	$26,000,000
City of Cleveland, Airport System Revenue, Series B, 0.13%,
1/1/20, (LOC: U.S. Bancorp), (Next Reset: 8/4/11)	9,520,000	9,520,000
City of Cleveland, Airport System Revenue, Series F, 0.13%,
1/1/33, (LOC: JP Morgan, Inc.), (Next Reset: 8/4/11)	29,000,000	29,000,000
City of Cleveland, Core City Fund, 0.14%, 12/1/33,
(LOC: PNC Bank NA), (Next Reset: 8/3/11)	6,000,000	6,000,000
County of Cuyahoga Health Care Facilities, Franciscan
Communities, Series F, 0.30%, 5/15/12,
(LOC: Bank of America), (Next Reset: 8/4/11)	90,000	90,000
County of Hamilton, Hospital Facilities Revenue,
Series A, 0.05%, 6/1/27, (LOC: Northern Trust Corp.),
(Next Reset: 8/3/11)	33,600,000	33,600,000

		104,210,000

Pennsylvania (a) (0.6%)
Berks County Municipal Authority, Phoebe-Devitt Homes
Obligated Group Project, Series C, 0.39%, 5/15/22,
(LOC: Banco Santander SA), (Next Reset: 8/4/11)	2,580,000	2,580,000
Blair County Industrial Development Authority,
Altoona-Blair County Development Corp., 0.13%,
10/1/28, (LOC: PNC Bank NA), (Next Reset: 8/4/11)	9,000,000	9,000,000

		11,580,000

Tennessee (a) (1.5%)
Johnson City Health & Educational Facilities Board, Mountain
States Health Alliance, Series B1, 0.11%, 7/1/33,
(LOC: U.S. Bancorp), (Next Reset: 8/3/11)	20,160,000	20,160,000
Johnson City Health & Educational Facilities Board,
Mountain States Health Alliance, Series B2, 0.12%,
7/1/33, (LOC: PNC Bank NA), (Next Reset: 8/3/11)	9,790,000	9,790,000

		29,950,000

Texas (a) (3.3%)
Brazos Harbor Industrial Development Corp., American
Rice, Inc. Project, Series B, AMT, 0.13%, 5/1/37,
(LOC: HSBC Holdings PLC), (Next Reset: 8/5/11)	5,050,000	5,050,000
Gulf Coast Waste Disposal Authority, Exxon Mobil Project,
AMT, 0.22%, 6/1/30, (LOC: Exxon Mobil Corp.),
(Next Reset: 8/1/11)	15,000,000	15,000,000
Port of Port Arthur Navigation District, Fina Oil and
Chemical Co. Project, 0.11%, 5/1/33, (LOC: Total SA),
(Next Reset: 8/3/11)	5,500,000	5,500,000

Continued

24

Institutional Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Municipal Demand Notes, continued
Texas (a), continued
State Veterans Housing Assistance Program, Series A, GO,
AMT, 0.07%, 12/1/34, (LOC: Texas G.O. with State
Street Liquidity Facility), (Next Reset: 8/3/11)	$27,405,000	$27,405,000
State Veterans Housing Fund, Series A-2, GO, AMT, 0.11%,
12/1/29, (LOC: Wells Fargo & Co.), (Next Reset: 8/3/11)	14,700,000	14,700,000

		67,655,000

Utah (0.1%)
Telecommunication Open Infrastructure Agency,
0.21%, 6/1/40, (LOC: HSBC Holdings PLC),
(Next Reset: 8/4/11) (a)	2,000,000	2,000,000

Virginia (0.4%)
Alexandria Industrial Development Authority, Series A, 0.15%,
7/1/30, (LOC: Bank of America), (Next Reset: 8/4/11) (a)	8,200,000	8,200,000

Washington (a) (0.1%)
State Housing Finance Commission, Multi-Family, Granite
Falls Retirement Plaza, Series B, 0.19%, 10/1/27,
(LOC: Wells Fargo & Co.), (Next Reset: 8/4/11)	740,000	740,000
State Housing Finance Commission, Multi-Family,
Vintage At Everett, Series B, 0.16%, 1/15/38, (LOC: FNMA),
(Next Reset: 8/4/11)	1,065,000	1,065,000
State Housing Finance Commission, Summer Ridge,
Series B, 0.33%, 12/1/29, (LOC: U.S. Bancorp),
(Next Reset: 8/1/11)	295,000	295,000

		2,100,000

Wyoming (0.7%)
County of Sweetwater, Environmental Improvement,
PacifiCorp Project, AMT, 0.21%, 11/1/25,
(LOC: Barclays Bank PLC), (Next Reset: 8/1/11) (a)	14,400,000	14,400,000

Total Municipal Demand Notes		745,901,000

	Shares

Money Markets (c) (0.1%)
AIM STIT Liquid Assets Portfolio	1,207,780	1,207,780
Goldman Sachs Financial Square Prime Obligations Fund	1,284,855	1,284,855

Total Money Markets		2,492,635

Continued

25

Institutional Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Repurchase Agreements (5.1%)
Deutsche Bank, 0.18%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $20,000,300, Collateralized by
Freddie Mac, 0.00%, 01/09/12, value $20,400,935)	$20,000,000	$20,000,000
Goldman Sachs, 0.18%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $5,000,075, Collateralized by
Federal Home Loan Bank Security, 0.15%,
07/19/12, value $5,101,887)	5,000,000	5,000,000
Toronto Dominion, 0.15%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $60,000,750, Collateralized by
Federal Home Loan Bank Security and U.S. Treasury
Securities, 0.00%-3.50%, 09/23/11-02/15/39,
value $61,200,074)	60,000,000	60,000,000
UBS Investment Bank, 0.18%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $17,541,263, Collateralized by
Freddie Mac, 0.00%, 01/18/12, value $17,892,004)	17,541,000	17,541,000

Total Repurchase Agreements		102,541,000

Total Investments (Cost $2,017,372,501)† - 99.8%		2,017,372,501

Other assets in excess of liabilities - 0.2%		4,570,445

NET ASSETS - 100.0%		$2,021,942,946

Notes to Schedule of Investments

**	Rate represents the effective yield at purchase.

†	Also represents cost for federal income tax purposes.

(a)	Variable rate security. Rate presented represents rate in effect at July 31, 2011.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)	Investment is in Institutional Shares of underlying fund/portfolio.

(d)	FDIC guaranteed through Treasury Liquidity Guarantee Program.

The following abbreviations are used in the Schedule of Investments:
AMT - Alternative Minimum Tax Paper
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA - Federal National Mortgage Association
GO - General Obligation
LOC - Letter of Credit

Continued

26

Institutional Money Market
Schedule of Investments, continued
July 31, 2011

At July 31, 2011, Institutional Money Market’s investments were in the following countries:

Country

Australia	3.2%
Canada	6.7%
Germany	0.9%
United States	89.2%

Total	100.0%

See notes to schedules of investments and notes to financial statements.

27

Institutional Government Money Market
Schedule of Investments
July 31, 2011

	Principal Amount	Value

Corporate Bonds (10.1%)
U.S. Government Agencies (10.1%)
Bank of America Corp., 2.10%, 4/30/12 (d)	$12,978,000	$13,158,611
Citibank NA, 1.38%, 8/10/11 (d)	22,947,000	22,953,598
Citibank NA, 1.25%, 9/22/11 (d)	4,040,000	4,045,955
Citibank NA, 1.88%, 5/7/12 (d)	5,972,000	6,044,036
Citibank NA, 1.88%, 6/4/12 (d)	10,500,000	10,642,632
Citigroup, Inc., 0.99%, 12/9/11, (Next Reset: 8/9/11) (a) (d)	2,696,000	2,703,685
Citigroup, Inc., 2.13%, 4/30/12 (d)	2,110,000	2,139,588
General Electric Capital Corp., 3.00%, 12/9/11 (d)	7,662,000	7,735,687
Goldman Sachs Group, Inc. (The), 0.52%, 11/9/11,
(Next Reset: 8/9/11) (a) (d)	10,050,000	10,059,130
HSBC USA, Inc., 3.13%, 12/16/11 (d)	12,015,000	12,146,812
John Deere Capital Corp., 2.88%, 6/19/12 (d)	7,284,000	7,450,856
Morgan Stanley, 0.55%, 2/10/12, (Next Reset: 8/10/11) (a) (d)	4,600,000	4,608,230
State Street Bank and Trust Co., 0.45%, 9/15/11 (a) (d)	7,400,000	7,402,146
US Bancorp, 1.80%, 5/15/12 (d)	9,528,000	9,645,086
US Central Federal Credit Union, 1.25%, 10/19/11 (e)	23,067,000	23,113,241
Wells Fargo & Co., 3.00%, 12/9/11 (d)	7,190,000	7,258,909

Total Corporate Bonds		151,108,202

Mortgage-Backed Securities (a) (4.5%)
U.S. Government Agencies (4.5%)
Freddie Mac, 0.19%, 8/15/21, (Next Reset: 8/4/11)	2,285,000	2,285,000
Freddie Mac, 0.19%, 1/15/42, (Next Reset: 8/4/11)	40,467,367	40,467,367
Freddie Mac, 0.19%, 10/15/45, (Next Reset: 8/4/11)	24,940,174	24,940,174

Total Mortgage-Backed Securities		67,692,541

U.S. Government Agencies (50.5%)
Fannie Mae (6.2%)
0.06%, 8/8/11 **	5,000,000	4,999,942
3.63%, 8/15/11	16,249,000	16,269,699
1.16%, 9/8/11	4,000,000	4,003,871
5.38%, 11/15/11	13,073,000	13,263,159
1.00%, 11/23/11	9,605,000	9,628,060
2.00%, 1/9/12	17,708,000	17,843,208
0.88%, 1/12/12	10,500,000	10,526,953
5.00%, 2/16/12	5,000,000	5,126,677
0.15%, 2/21/12 **	4,645,000	4,641,052
1.88%, 4/20/12	5,000,000	5,055,739
1.25%, 6/22/12	1,347,000	1,358,775

		92,717,135

Federal Farm Credit Bank (7.8%)
3.88%, 8/25/11	22,535,000	22,587,995
0.27%, 10/12/11, (Next Reset: 8/1/11) (a)	25,000,000	24,999,507

Continued

28

Institutional Government Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

U.S. Government Agencies, continued
Federal Farm Credit Bank, continued
0.18%, 10/26/11 (a)	$9,000,000	$9,000,377
0.16%, 12/7/11, (Next Reset: 8/2/11) (a)	29,800,000	29,797,749
2.00%, 1/17/12	3,325,000	3,351,869
0.27%, 3/22/12, (Next Reset: 8/1/11) (a)	15,000,000	15,000,000
0.20%, 7/6/12, (Next Reset: 8/1/11) (a)	11,000,000	10,998,958

		115,736,455

Federal Home Loan Bank (19.5%)
0.07%, 8/3/11 **	50,000,000	49,999,819
5.38%, 8/19/11	4,300,000	4,310,804
0.08%, 9/2/11 **	8,300,000	8,299,410
0.09%, 9/9/11 **	8,700,000	8,699,189
5.00%, 9/9/11	5,885,000	5,914,388
0.15%, 9/12/11 (a)	9,650,000	9,649,777
0.27%, 9/30/11, (Next Reset: 8/1/11) (a)	25,000,000	25,000,000
4.88%, 10/5/11	2,550,000	2,570,642
5.00%, 10/13/11	3,400,000	3,431,769
0.17%, 10/20/11, (Next Reset: 8/1/11) (a)	30,000,000	30,000,000
0.23%, 11/7/11, (Next Reset: 8/7/11) (a)	16,995,000	16,997,169
4.88%, 11/15/11	3,100,000	3,141,464
0.30%, 11/28/11, (Next Reset: 8/1/11) (a)	7,140,000	7,142,953
0.30%, 12/15/11, (Next Reset: 8/1/11) (a)	15,000,000	15,000,000
0.21%, 1/4/12 **	10,000,000	9,990,900
0.67%, 1/13/12	4,000,000	4,008,266
0.18%, 1/24/12, (Next Reset: 8/1/11) (a)	25,000,000	25,001,829
0.16%, 2/2/12, (Next Reset: 8/1/11) (a)	8,500,000	8,499,551
0.21%, 3/23/12, (Next Reset: 8/1/11) (a)	6,750,000	6,751,100
2.25%, 4/13/12	8,930,000	9,055,905
5.75%, 5/15/12	18,185,000	18,965,047
1.13%, 5/18/12	4,840,000	4,873,691
1.38%, 6/8/12	5,000,000	5,046,677
4.88%, 6/8/12	1,620,000	1,683,115
0.13%, 6/22/12, (Next Reset: 8/1/11) (a)	6,680,000	6,680,000

		290,713,465

Freddie Mac (11.7%)
1.25%, 8/15/11	6,659,000	6,661,313
0.18%, 10/5/11 **	15,000,000	14,995,260
0.18%, 10/12/11 **	15,000,000	14,994,600
0.20%, 11/3/11 **	10,000,000	9,994,778
0.20%, 11/7/11, (Next Reset: 8/1/11) (a)	20,000,000	20,002,455
4.50%, 11/15/11	15,020,000	15,205,854
0.15%, 12/14/11, (Next Reset: 8/14/11) (a)	5,000,000	5,000,194
1.13%, 12/15/11	5,000,000	5,016,518
0.14%, 12/21/11, (Next Reset: 8/21/11) (a)	8,400,000	8,399,855
0.11%, 1/11/12, (Next Reset: 8/11/11) (a)	9,200,000	9,197,952

Continued

29

Institutional Government Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

U.S. Government Agencies, continued
Freddie Mac, continued
0.08%, 1/13/12, (Next Reset: 8/1/11) (a)	$19,000,000	$18,998,260
0.15%, 2/16/12, (Next Reset: 8/16/11) (a)	11,455,000	11,455,653
0.15%, 3/14/12 **	12,400,000	12,388,323
2.13%, 3/23/12	13,699,000	13,863,719
1.75%, 6/15/12	2,209,000	2,237,689
0.19%, 7/15/43, (Next Reset: 8/4/11) (a)	6,805,000	6,805,000

		175,217,423

Overseas Private Investment Corp. (a) (3.6%)
0.09%, 12/31/11, (Next Reset: 8/3/11)	19,621,585	19,621,585
0.09%, 3/15/24, (Next Reset: 8/3/11)	34,102,220	34,102,220

		53,723,805

Straight-A Funding LLC (1.7%)
0.16%, 9/2/11 **	15,000,000	14,997,867
0.24%, 10/7/11 (b)	10,000,000	9,997,022

		24,994,889

Total U.S. Government Agencies		753,103,172

U.S. Treasury Obligations (0.3%)
U.S. Treasury Notes (0.3%)
0.88%, 1/31/12	5,000,000	5,013,189

Total U.S. Treasury Obligations		5,013,189

	Shares

Money Markets (c) (0.0%)
AIM STIT Government & Agency Portfolio	124,183	124,183
Goldman Sachs Financial Square Government Fund	287,026	287,026

Total Money Markets		411,209

	Principal
	Amount

Repurchase Agreements (34.4%)
Bank of America Securities, LLC, 0.14%, dated 7/29/11,
due 8/1/11, (Repurchase proceeds, $65,000,758,
Collateralized by Federal Home Loan Bank Security,
0.00%, 10/26/11, value $66,300,094)	$65,000,000	65,000,000
Deutsche Bank, 0.18%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $70,001,050, Collateralized by
Freddie Mac, 2.13%, 9/21/12, value $71,400,363)	70,000,000	70,000,000

Continued

30

Institutional Government Money Market
Schedule of Investments, continued
July 31, 2011

	Principal Amount	Value

Repurchase Agreements, continued
Goldman Sachs, 0.18%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $135,002,025, Collateralized by
U.S. Government Agency Securities, 0.10%-0.20%,
8/12/11-8/23/12, value $137,701,247)	$135,000,000	$135,000,000
Toronto Dominion, 0.15%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $95,001,188, Collateralized by
U.S. Government Agency Securities, 0.00%-5.50%,
8/15/11-10/22/18, value $96,900,800)	95,000,000	95,000,000
UBS Investment Bank, 0.18%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $147,862,218, Collateralized by
Federal Home Loan Bank Securities, 0.15%, 4/16/12,
value $150,817,557)	147,860,000	147,860,000

Total Repurchase Agreements		512,860,000

Total Investments (Cost $1,490,188,313)† - 99.8%		1,490,188,313

Other assets in excess of liabilities - 0.2%		2,590,515

NET ASSETS - 100.0%		$1,492,778,828

Notes to Schedule of Investments

**	Rate represents the effective yield at purchase.

†	Also represents cost for federal income tax purposes.

(a)	Variable rate security. Rate presented represents rate in effect at July 31, 2011.

(b)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c)	Investment is in Institutional Shares of underlying fund/portfolio.

(d)	FDIC guaranteed through Treasury Liquidity Guarantee Program.

(e)	This security is guaranteed by the National Credit Union Administration (the “NCUA”) under the Temporary Corporate Credit Union Liquidity Guarantee Program.

See notes to schedules of investments and notes to financial statements.

31

U.S. Treasury Money Market
Schedule of Investments
July 31, 2011

	Principal Amount	Value

Corporate Bonds (c) (5.9%)
U.S. Government Agencies (5.9%)
General Electric Capital Corp., 1.18%, 12/9/11,
(Next Reset: 9/9/11) (a)	$10,160,000	$10,195,799
General Electric Capital Corp., 0.55%, 6/8/12,
(Next Reset: 9/8/11) (a)	5,960,000	5,979,964
Goldman Sachs Group, Inc. (The), 0.52%, 11/9/11,
(Next Reset: 8/9/11) (a)	11,260,000	11,269,512
John Deere Capital Corp., 2.88%, 6/19/12	7,000,000	7,160,350
JPMorgan Chase & Co., 3.13%, 12/1/11	15,000,000	15,137,473
JPMorgan Chase & Co., 0.95%, 12/2/11,
(Next Reset: 8/2/11) (a)	9,700,000	9,725,012
State Street Bank and Trust Co., 0.45%, 9/15/11 (a)	6,550,000	6,551,971

Total Corporate Bonds		66,020,081

U.S. Government Agencies (a) (3.3%)
Overseas Private Investment Corp. (3.3%)
0.08%, 12/15/19, (Next Reset: 8/3/11)	30,000,000	30,000,000
0.05%, 6/15/31, (Next Reset: 8/5/11)	7,000,000	7,000,000

Total U.S. Government Agencies		37,000,000

U.S. Treasury Bills (2.2%)
0.15%, 9/22/11 **	25,000,000	24,994,493

Total U.S. Treasury Bills		24,994,493

U.S. Treasury Notes (27.7%)
4.63%, 8/31/11	25,000,000	25,088,654
1.00%, 9/30/11	25,000,000	25,037,851
1.00%, 10/31/11	40,000,000	40,073,375
1.75%, 11/15/11	25,000,000	25,105,985
0.75%, 11/30/11	30,000,000	30,047,697
1.13%, 12/15/11	55,000,000	55,211,650
0.88%, 1/31/12	30,000,000	30,087,142
1.38%, 2/15/12	30,000,000	30,187,130
1.38%, 3/15/12	10,000,000	10,071,323
1.00%, 4/30/12	30,000,000	30,175,445
0.75%, 5/31/12	10,000,000	10,043,587

Total U.S. Treasury Notes		311,129,839

Continued

32

U.S. Treasury Money Market
Schedule of Investments, continued
July 31, 2011

	Share	Value

Money Markets (b) (0.4%)
AIM STIT Treasury Portfolio	2,601,996	$2,601,996
Goldman Sachs Financial Square Funds Treasury
Obligations Fund	1,908,234	1,908,234

Total Money Markets		4,510,230

	Principal
	Amount

Repurchase Agreements (60.3%)
BMO Nesbitt Burns, 0.15%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $250,003,125, Collateralized by
U.S. Treasury Securities, 0.00%-8.13%, 6/28/12-5/15/37,
value $255,000,037)	$225,000,000	225,000,000
Deutsche Bank, 0.14%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $80,000,933, Collateralized by
U.S. Treasury Security, 0.50%, 11/15/13, value $81,600,014)	80,000,000	80,000,000
Toronto Dominion, 0.15%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $240,003,000, Collateralized by
U.S. Treasury Securities, 0.75%-1.88%, 4/30/12-9/30/17,
value $244,800,047)	240,000,000	240,000,000
UBS Investment Bank, 0.15%, dated 7/29/11, due 8/1/11,
(Repurchase proceeds, $131,164,640, Collateralized by
U.S. Treasury Securities, 0.00%-0.50%, 1/12/12-4/15/15,
value $133,786,316)	131,163,000	131,163,000

Total Repurchase Agreements		676,163,000

Total Investments (Cost $1,119,817,643)† - 99.8%		1,119,817,643

Other assets in excess of liabilities - 0.2%		1,856,550

NET ASSETS - 100.0%		$1,121,674,193

Notes to Schedule of Investments

**	Rate represents the effective yield at purchase.

†	Also represents cost for federal income tax purposes.

(a)	Variable rate security. Rate presented represents rate in effect at July 31, 2011.

(b)	Investment is in Institutional Shares of underlying fund/portfolio.

(c)	FDIC guaranteed through Treasury Liquidity Guarantee Program.

See notes to schedule of investments and notes to financial statements.

33

Fifth Third Funds
Statements of Assets and Liabilities
July 31, 2011

Prime
Money Market

Assets:
Investments, at amortized cost and value	$757,377,117
Repurchase agreements, at cost and value	98,570,000

Total Investments	855,947,117

Cash	1,002
Interest receivable	2,047,870
Receivable for Fund shares sold	2,110,589
Receivable from Advisor and affiliates	794,632
Prepaid expenses and other assets	40,092

Total Assets	860,941,302

Liabilities:
Distributions payable	3,679
Payable for investments purchased	1,609
Payable for Fund shares redeemed	102,791
Accrued expenses and other payables:
Distribution and administrative servicing fee	889,275
Other	82,697

Total Liabilities	1,080,051

Net Assets:
Paid-in Capital	$860,467,999
Accumulated net investment income	3,419
Accumulated net realized gain (loss) from investment transactions	(610,167)

Net Assets	$859,861,251

Net Assets:
Institutional Shares	$491,605,551
Class A Shares	367,609,775
Class B Shares	564,152
Class C Shares	81,773
Select Shares	NA
Preferred Shares	NA
Trust Shares	NA

Total	$859,861,251

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value):
Institutional Shares	492,056,011
Class A Shares	367,947,396
Class B Shares	564,666
Class C Shares	81,849
Select Shares	NA
Preferred Shares	NA
Trust Shares	NA

Total	860,649,922

Net Asset Value
Offering and redemption price per share - Institutional Shares,
Class A Shares, Class B Shares, Class C Shares, Select Shares,
Preferred Shares and Trust Shares (a)	$1.00

(a)	Redemption price per share for Class B Shares and Class C Shares varies by length of time shares are held.

See notes to financial statements.

34

Fifth Third Funds
Statements of Assets and Liabilities
July 31, 2011

	Institutional
Institutional	Government	U.S. Treasury
Money Market	Money Market	Money Market

$1,914,831,501	$977,328,313	$443,654,643
102,541,000	512,860,000	676,163,000

2,017,372,501	1,490,188,313	1,119,817,643

420	474	598
4,032,824	2,655,896	1,502,990
900,663	39,243	379,668
58,777	416,249	396,790
87,099	70,764	72,068

2,022,452,284	1,493,370,939	1,122,169,757

15,541	7,675	7,090
1,719	180	336
48,446	—	—

358,877	520,315	433,874
84,755	63,941	54,264

509,338	592,111	495,564

$2,024,403,643	$1,492,777,742	$1,121,665,437
4,464	2,068	8,756
(2,465,161)	(982)	—

$2,021,942,946	$1,492,778,828	$1,121,674,193

$1,559,205,604	$1,074,313,382	$791,877,456
NA	NA	NA
NA	NA	NA
NA	NA	NA
195,393,679	41,104,793	2,825,875
51,049,649	284,063,606	258,794,537
216,294,014	93,297,047	68,176,325

$2,021,942,946	$1,492,778,828	$1,121,674,193

1,561,113,427	1,074,333,362	791,755,913
NA	NA	NA
NA	NA	NA
NA	NA	NA
195,632,765	41,105,557	2,825,441
51,112,114	284,068,889	258,754,799
216,558,675	93,298,782	68,165,856

2,024,416,981	1,492,806,590	1,121,502,009

$1.00	$1.00	$1.00

See notes to financial statements.

35

Fifth Third Funds
Statements of Operations
For the year ended July 31, 2011

Prime
Money Market

Investment Income:
Interest income	$2,589,563
Dividend income	41,015

Total Income	2,630,578

Expenses:
Investment advisory fees	3,623,296
Administration fees	1,577,164
Distribution servicing fees - Class A Shares	1,008,228
Distribution servicing fees - Class B Shares	9,121
Distribution servicing fees - Class C Shares	1,397
Administrative servicing fees - Class C Shares	465
Administrative servicing fees - Select Shares	NA
Administrative servicing fees - Preferred Shares	NA
Administrative servicing fees - Trust Shares	NA
Accounting fees	214,728
Registration and filing fees	40,529
Transfer and dividend disbursing agent fees	76,003
Custody fees	30,410
Trustees’ fees and expenses	52,725
Professional fees	36,609
Printing expense	73,967
Other expenses	71,650

Total expenses	6,816,292

Less: Waiver and/or reimbursement from Advisor and/or affiliates	(3,257,896)
Distribution/servicing fees waived	(1,019,223)

Net Expenses	2,539,173

Net Investment Income	91,405

Net realized gains on investments	32,648
Payment by Affiliate*	650,000

Net realized gains on investments	682,648

Change in net assets resulting from operations	$774,053

*	See Note 4.

See notes to financial statements.

36

Fifth Third Funds
Statements of Operations
For the year ended July 31, 2011

	Institutional
Institutional	Government	U.S. Treasury
Money Market	Money Market	Money Market

$7,534,793	$3,821,696	$2,479,617
106,491	36,681	35,733

7,641,284	3,858,377	2,515,350

10,346,804	6,837,630	5,352,463
4,503,362	2,976,268	2,329,693
NA	NA	NA
NA	NA	NA
NA	NA	NA
NA	NA	NA
136,835	63,078	3,935
99,455	394,270	363,057
532,305	287,470	202,689
391,183	299,381	259,384
29,813	27,409	29,161
127,109	81,432	63,259
59,629	43,867	40,712
153,258	100,550	75,246
74,186	50,629	44,776
14,026	7,708	6,736
258,600	186,926	168,591

16,726,565	11,356,618	8,939,702

(10,534,214)	(7,317,423)	(6,090,125)
(457,892)	(649,579)	(547,497)

5,734,459	3,389,616	2,302,080

1,906,825	468,761	213,270

177,882	15,774	6,336
—	—	—

177,882	15,774	6,336

$2,084,707	$484,535	$219,606

See notes to financial statements.

37

Fifth Third Funds
Statements of Changes in Net Assets

	Prime
	Money Market

	Year	Year
	ended	ended
	July 31,	July 31,
	2011	2010

Change in Net Assets:
Operations:
Net investment income	$91,405	$218,395
Net realized gains/(losses) on investment transactions	32,648	(1,099,856)
Payment by Affiliate*	650,000	—

Change in net assets resulting from operations	774,053	(881,461)

Distributions to shareholders from net investment income:
Institutional Shares	(124,615)	(95,432)
Class A Shares	(104,602)	(73,523)
Class B Shares	(259)	(289)
Class C Shares	(55)	(66)
Select Shares	NA	NA
Preferred Shares	NA	NA
Trust Shares	NA	NA

Change in net assets from shareholder distributions	(229,531)	(169,310)

Change in net assets from fund share transactions	(55,123,026)	(348,543,096)

Change in net assets	(54,578,504)	(349,593,867)

Net Assets:
Beginning of year	914,439,755	1,264,033,622

End of year	$859,861,251	$914,439,755

Accumulated net investment income	$3,419	$139,925

*	See Note 4.

See notes to financial statements.

38

Fifth Third Funds
Statements of Changes in Net Assets

Institutional		Institutional Government		U.S. Treasury
Money Market		Money Market		Money Market

Year	Year	Year	Year	Year	Year
ended	ended	ended	ended	ended	ended
July 31,	July 31,	July 31,	July 31,	July 31,	July 31,
2011	2010	2011	2010	2011	2010

$1,906,825	$3,785,527	$468,761	$1,325,481	$213,270	$284,814
177,882	(2,560,615)	15,774	(10,210)	6,336	1,912
—	—	—	—	—	—

2,084,707	1,224,912	484,535	1,315,271	219,606	286,726

(1,875,344)	(3,619,983)	(447,480)	(1,207,219)	(216,690)	(203,455)
NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA
(39,726)	(63,824)	(8,952)	(22,877)	(758)	(2,525)
(8,339)	(33,843)	(31,773)	(45,882)	(31,978)	(33,797)
(26,234)	(35,284)	(14,117)	(20,766)	(10,635)	(11,410)

(1,949,643)	(3,752,934)	(502,322)	(1,296,744)	(260,061)	(251,187)

(1,250,871,005)	166,870,309	(589,178,442)	(624,768,905)	(298,150,737)	(301,497,587)

(1,250,735,941)	164,342,287	(589,196,229)	(624,750,378)	(298,191,192)	(301,462,048)
3,272,678,887	3,108,336,600	2,081,975,057	2,706,725,435	1,419,865,385	1,721,327,433

$2,021,942,946	$3,272,678,887	$1,492,778,828	$2,081,975,057	$1,121,674,193	$1,419,865,385

$4,464	$42,757	$2,068	$32,829	$8,756	$46,791

See notes to financial statements.

39

Fifth Third Funds
Statements of Changes in Net Assets, continued —
Fund Share Transactions

	Prime
	Money Market

	Year	Year
	ended	ended
	July 31,	July 31,
	2011	2010

Share Transactions:*
Institutional Shares
Shares issued	949,465,712	735,171,371
Dividends reinvested	27,388	19,565
Shares redeemed	(941,626,584)	(974,185,002)

Total Institutional Shares	7,866,516	(238,994,066)

Class A Shares
Shares issued	262,242,711	263,030,812
Dividends reinvested	104,478	74,532
Shares redeemed	(324,701,504)	(370,474,843)

Total Class A Shares	(62,354,315)	(107,369,499)

Class B Shares
Shares issued	92,132	85,295
Dividends reinvested	81	106
Shares redeemed	(707,194)	(1,507,739)

Total Class B Shares	(614,981)	(1,422,338)

Class C Shares
Shares issued	331,931	263,595
Dividends reinvested	39	54
Shares redeemed	(347,895)	(1,020,842)

Total Class C Shares	(15,925)	(757,193)

Select Shares
Shares issued	NA	NA
Dividends reinvested	NA	NA
Shares redeemed	NA	NA

Total Select Shares	NA	NA

Preferred Shares
Shares issued	NA	NA
Dividends reinvested	NA	NA
Shares redeemed	NA	NA

Total Preferred Shares	NA	NA

Trust Shares
Shares issued	NA	NA
Dividends reinvested	NA	NA
Shares redeemed	NA	NA

Total Trust Shares	NA	NA

*	Share transactions are at a Net Asset Value of $1.00 per share.

See notes to financial statements.

40

Fifth Third Funds
Statements of Changes in Net Assets, continued —
Fund Share Transactions

Institutional		Institutional Government		U.S. Treasury
Money Market		Money Market		Money Market

Year	Year	Year	Year	Year	Year
ended	ended	ended	ended	ended	ended
July 31,	July 31,	July 31,	July 31,	July 31,	July 31,
2011	2010	2011	2010	2011	2010

10,005,681,172	10,016,269,183	6,159,709,474	6,096,647,083	2,919,416,252	2,447,810,948
826,875	2,002,992	131,479	334,770	64,865	58,606
(11,274,071,754)	(9,697,385,018)	(6,739,982,764)	(6,500,769,886)	(3,272,270,407)	(2,608,544,405)

(1,267,563,707)	320,887,157	(580,141,811)	(403,788,033)	(352,789,290)	(160,674,851)

NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA

NA	NA	NA	NA	NA	NA

NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA

NA	NA	NA	NA	NA	NA

NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA
NA	NA	NA	NA	NA	NA

NA	NA	NA	NA	NA	NA

1,280,392,595	794,136,313	687,222,679	223,015,773	4,808,446	23,183,418
19,593	37,747	6,161	16,628	284	558
(1,189,303,590)	(807,093,921)	(703,923,874)	(278,607,436)	(11,181,356)	(38,723,636)

91,108,598	(12,919,861)	(16,695,034)	(55,575,035)	(6,372,626)	(15,539,660)

506,659,185	597,958,321	1,379,684,972	1,416,373,303	761,590,089	594,674,314
6,693	29,525	19,660	29,020	12,847	11,484
(579,350,180)	(639,995,122)	(1,333,259,704)	(1,555,576,724)	(690,941,994)	(701,597,658)

(72,684,302)	(42,007,276)	46,444,928	(139,174,401)	70,660,942	(106,911,860)

248,820,015	260,278,523	220,455,087	212,748,036	389,498,992	300,468,376
2,922	4,042	2,083	4,410	—	—
(250,554,531)	(359,372,276)	(259,243,695)	(238,983,882)	(399,148,755)	(318,839,592)

(1,731,594)	(99,089,711)	(38,786,525)	(26,231,436)	(9,649,763)	(18,371,216)

See notes to financial statements.

41

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

				Net
				Realized and
	Net Asset			Unrealized		Less
	Value,	Net		Gains/		Distributions
	Beginning	Investment		(Losses) from		to
	of Period	Income		Investments		Shareholders

Prime Money Market Institutional Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/10	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/09	$1.00	0.01	Δ	—	^	(0.01)
Year ended 7/31/08	$1.00	0.04	Δ	—	^	(0.04)
Year ended 7/31/07	$1.00	0.05	Δ@	—	^	(0.05)

Prime Money Market Class A Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/10	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/09	$1.00	0.01	Δ	—	^	(0.01)
Year ended 7/31/08	$1.00	0.03	Δ	—	^	(0.03)
Year ended 7/31/07	$1.00	0.05	Δ@	—	^	(0.05)

Prime Money Market Class B Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/10	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/09	$1.00	0.01	Δ	—	^	(0.01)
Year ended 7/31/08	$1.00	0.03	Δ	—	^	(0.03)
Year ended 7/31/07	$1.00	0.04	Δ@	—	^	(0.04)

Prime Money Market Class C Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/10	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/09	$1.00	0.01	Δ	—	^	(0.01)
Year ended 7/31/08	$1.00	0.03	Δ	—	^	(0.03)
Year ended 7/31/07	$1.00	0.04	Δ@	—	^	(0.04)

See notes to financial highlights and notes to financial statements.

42

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

		Ratios/Supplemental Data

			Ratios of		Ratios of		Ratios of
		Net	Expenses		Expenses		Net
Net Asset		Assets,	to		to		Investment
Value,		End of	Average		Average		Income
End of	Total	Period	Net		Net		to Average
Period	Return	(000’s)	Assets (a)		Assets (b)		Net Assets

$1.00	0.03%#	$491,605	0.64%		0.28	%†	0.01%
$1.00	0.02%	$483,486	0.64	%Ω	0.38	%Ω†	0.02%
$1.00	1.23%	$723,024	0.66	%Ω	0.58	%Ω	1.29%
$1.00	3.65%	$892,765	0.66%		0.54%		3.44%
$1.00	4.94%	$605,987	0.66%		0.54%		4.82%

$1.00	0.03%#	$367,610	0.89%		0.28	%†	0.01%
$1.00	0.02%	$429,678	0.89	%Ω	0.38	%Ω†	0.02%
$1.00	0.99%	$537,555	0.91	%Ω	0.81	%Ω†	1.06%
$1.00	3.40%	$721,478	0.91%		0.79%		3.22%
$1.00	4.67%	$625,362	0.91%		0.79%		4.57%

$1.00	0.03%#	$564	1.64%		0.29	%†	0.01%
$1.00	0.02%	$1,178	1.64	%Ω	0.40	%Ω†	0.01%
$1.00	0.52%	$2,600	1.67	%Ω	1.29	%Ω†	0.52%
$1.00	2.62%	$2,390	1.66%		1.54%		2.40%
$1.00	3.90%	$1,468	1.66%		1.54%		3.83%

$1.00	0.03%#	$82	1.64%		0.29	%†	0.01%
$1.00	0.02%	$98	1.66	%Ω	0.47	%Ω†	0.01%
$1.00	0.52%	$855	1.66	%Ω	1.31	%Ω†	0.58%
$1.00	2.63%	$1,103	1.66%		1.54%		2.53%
$1.00	3.90%	$1,066	1.66%		1.54%		3.82%

See notes to financial highlights and notes to financial statements.

43

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

				Net
				Realized and
	Net Asset			Unrealized		Less
	Value,	Net		Gains/		Distributions
	Beginning	Investment		(Losses) from		to
	of Period	Income		Investments		Shareholders

Institutional Money Market Institutional Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/10	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/09	$1.00	0.01	Δ	—	^	(0.01)
Year ended 7/31/08	$1.00	0.04	Δ	—	^	(0.04)
Year ended 7/31/07	$1.00	0.05	Δ	—	^	(0.05)

Institutional Money Market Select Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/10	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/09	$1.00	0.01	Δ	—	^	(0.01)
Year ended 7/31/08	$1.00	0.04	Δ	—	^	(0.04)
Year ended 7/31/07	$1.00	0.05	Δ	—	^	(0.05)

Institutional Money Market Preferred Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/10	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/09	$1.00	0.01	Δ	—	^	(0.01)
Year ended 7/31/08	$1.00	0.04	Δ	—	^	(0.04)
Year ended 7/31/07	$1.00	0.05	Δ	—	^	(0.05)

Institutional Money Market Trust Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/10	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/09	$1.00	0.01	Δ	—	^	(0.01)
Year ended 7/31/08	$1.00	0.04	Δ	—	^	(0.04)
Year ended 7/31/07	$1.00	0.05	Δ	—	^	(0.05)

See notes to financial highlights and notes to financial statements.

44

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Ratios/Supplemental Data

			Ratios of		Ratios of		Ratios of
		Net	Expenses		Expenses		Net
Net Asset		Assets,	to		to		Investment
Value,		End of	Average		Average		Income
End of	Total	Period	Net		Net		to Average
Period	Return	(000’s)	Assets (a)		Assets (b)		Net Assets

$1.00	0.09%	$1,559,205	0.62%		0.21	%†	0.09%
$1.00	0.14%	$2,826,419	0.62	%Ω	0.21	%Ω	0.14%
$1.00	1.53%	$2,507,708	0.64	%Ω	0.24	%Ω	1.45%
$1.00	3.96%	$2,380,397	0.64%		0.21%		3.82%
$1.00	5.27%	$1,687,392	0.64%		0.21%		5.14%

$1.00	0.02%	$195,394	0.70%		0.27	%†	0.02%
$1.00	0.06%	$104,438	0.70	%Ω	0.29	%Ω†	0.06%
$1.00	1.45%	$117,441	0.72	%Ω	0.32	%Ω	1.48%
$1.00	3.87%	$110,410	0.73%		0.29%		3.47%
$1.00	5.19%	$59,901	0.72%		0.28%		5.07%

$1.00	0.01%	$51,050	0.77%		0.29	%†	0.01%
$1.00	0.02%	$123,711	0.77	%Ω	0.33	%Ω†	0.03%
$1.00	1.38%	$165,806	0.79	%Ω	0.39	%Ω	1.32%
$1.00	3.80%	$121,489	0.79%		0.36%		3.66%
$1.00	5.12%	$87,627	0.79%		0.35%		5.00%

$1.00	0.01%	$216,294	0.87%		0.28	%†	0.01%
$1.00	0.01%	$218,111	0.87	%Ω	0.34	%Ω†	0.01%
$1.00	1.28%	$317,382	0.89	%Ω	0.49	%Ω	1.26%
$1.00	3.70%	$311,528	0.89%		0.46%		3.60%
$1.00	5.01%	$230,909	0.89%		0.45%		4.90%

See notes to financial highlights and notes to financial statements.

45

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

				Net
				Realized and
	Net Asset			Unrealized		Less
	Value,	Net		Gains/		Distributions
	Beginning	Investment		(Losses) from		to
	of Period	Income		Investments		Shareholders

Institutional Government Money Market Institutional Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/10	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/09	$1.00	0.01	Δ	—	^	(0.01)
Year ended 7/31/08	$1.00	0.04	Δ	—	^	(0.04)
Year ended 7/31/07	$1.00	0.05	Δ	—	^	(0.05)

Institutional Government Money Market Select Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/10	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/09	$1.00	0.01	Δ	—	^	(0.01)
Year ended 7/31/08	$1.00	0.04	Δ	—	^	(0.04)
Year ended 7/31/07	$1.00	0.05	Δ	—	^	(0.05)

Institutional Government Money Market Preferred Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/10	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/09	$1.00	0.01	Δ	—	^	(0.01)
Year ended 7/31/08	$1.00	0.03	Δ	—	^	(0.03)
Year ended 7/31/07	$1.00	0.05	Δ	—	^	(0.05)

Institutional Government Money Market Trust Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/10	$1.00	—	^Δ	—	^	— ^
Year ended 7/31/09	$1.00	0.01	Δ	—	^	(0.01)
Year ended 7/31/08	$1.00	0.03	Δ	—	^	(0.03)
Year ended 7/31/07	$1.00	0.05	Δ	—	^	(0.05)

See notes to financial highlights and notes to financial statements.

46

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Ratios/Supplemental Data

			Ratios of		Ratios of		Ratios of
		Net	Expenses		Expenses		Net
Net Asset		Assets,	to		to		Investment
Value,		End of	Average		Average		Income
End of	Total	Period	Net		Net		to Average
Period	Return	(000’s)	Assets (a)		Assets (b)		Net Assets

$1.00	0.03%	$1,074,313	0.62%		0.19	%†	0.03%
$1.00	0.07%	$1,654,462	0.62	%Ω	0.21	%Ω†	0.08%
$1.00	1.06%	$2,058,233	0.63	%Ω	0.23	%Ω	0.86%
$1.00	3.66%	$780,910	0.64%		0.21%		3.33%
$1.00	5.21%	$487,057	0.66%		0.21%		5.08%

$1.00	0.01%	$41,105	0.70%		0.21	%†	0.01%
$1.00	0.02%	$57,800	0.70	%Ω	0.26	%Ω†	0.03%
$1.00	0.98%	$113,374	0.71	%Ω	0.31	%Ω	0.84%
$1.00	3.58%	$43,793	0.72%		0.29%		2.99%
$1.00	5.13%	$13,983	0.74%		0.29%		5.00%

$1.00	0.01%	$284,064	0.77%		0.21	%†	0.01%
$1.00	0.01%	$237,627	0.77	%Ω	0.28	%Ω†	0.02%
$1.00	0.90%	$376,800	0.78	%Ω	0.38	%Ω†	0.80%
$1.00	3.51%	$245,995	0.79%		0.36%		3.33%
$1.00	5.05%	$225,141	0.81%		0.36%		4.93%

$1.00	0.01%	$93,297	0.87%		0.22	%†	0.01%
$1.00	0.01%	$132,086	0.87	%Ω	0.27	%Ω†	0.01%
$1.00	0.81%	$158,318	0.88	%Ω	0.47	%Ω†	0.83%
$1.00	3.41%	$219,872	0.89%		0.46%		3.17%
$1.00	4.95%	$128,682	0.91%		0.46%		4.83%

See notes to financial highlights and notes to financial statements.

47

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

				Net
				Realized and
	Net Asset			Unrealized		Less
	Value,	Net		Gains/		Distributions
	Beginning	Investment		(Losses) from		to
	of Period	Income		Investments		Shareholders

U.S. Treasury Money Market Institutional Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	—	^
Year ended 7/31/10	$1.00	—	^Δ	—	^	—	^
Year ended 7/31/09	$1.00	0.01	Δ	—	^	(0.01)
Year ended 7/31/08	$1.00	0.03	Δ	—	^	(0.03)
Year ended 7/31/07	$1.00	0.05	Δ@	—	^	(0.05)

U.S. Treasury Money Market Select Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	—	^
Year ended 7/31/10	$1.00	—	^Δ	—	^	—	^
Year ended 7/31/09	$1.00	—	^Δ	—	^	—	^
Year ended 7/31/08	$1.00	0.03	Δ	—	^	(0.03)
Year ended 7/31/07	$1.00	0.05	Δ@	—	^	(0.05)

U.S. Treasury Money Market Preferred Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	—	^
Year ended 7/31/10	$1.00	—	^Δ	—	^	—	^
Year ended 7/31/09	$1.00	—	^Δ	—	^	—	^
Year ended 7/31/08	$1.00	0.03	Δ	—	^	(0.03)
Year ended 7/31/07	$1.00	0.05	Δ@	—	^	(0.05)

U.S. Treasury Money Market Trust Shares
Year ended 7/31/11	$1.00	—	^Δ	—	^	—	^
Year ended 7/31/10	$1.00	—	^Δ	—	^	—	^
Year ended 7/31/09	$1.00	—	^Δ	—	^	—	^
Year ended 7/31/08	$1.00	0.03	Δ	—	^	(0.03)
Year ended 7/31/07	$1.00	0.05	Δ@	—	^	(0.05)

See notes to financial highlights and notes to financial statements.

48

Fifth Third Funds
Financial Highlights, continued
(For a share of beneficial interest outstanding throughout each period)

		Ratios/Supplemental Data

			Ratios of		Ratios of		Ratios of
		Net	Expenses		Expenses		Net
Net Asset		Assets,	to		to		Investment
Value,		End of	Average		Average		Income
End of	Total	Period	Net		Net		to Average
Period	Return	(000’s)	Assets (a)		Assets (b)		Net Assets

$1.00	0.02%	$791,877	0.62%		0.17	%†	0.02%
$1.00	0.02%	$1,144,686	0.63	%Ω	0.20	%Ω†	0.02%
$1.00	0.53%	$1,305,329	0.65	%Ω	0.25	%Ω	0.50%
$1.00	3.21%	$1,217,028	0.63%		0.21%		2.78%
$1.00	5.15%	$420,260	0.65%		0.21%		5.02%

$1.00	0.01%	$2,826	0.70%		0.19	%†	0.01%
$1.00	0.01%	$9,203	0.71	%Ω	0.21	%Ω†	0.02%
$1.00	0.46%	$24,743	0.73	%Ω	0.33	%Ω†	0.34%
$1.00	3.10%	$20,532	0.72%		0.29%		3.74%
$1.00	5.06%	$63,885	0.73%		0.29%		4.93%

$1.00	0.01%	$258,795	0.77%		0.17	%†	0.01%
$1.00	0.01%	$188,149	0.78	%Ω	0.20	%Ω†	0.02%
$1.00	0.39%	$295,058	0.80	%Ω	0.39	%Ω†	0.42%
$1.00	3.06%	$480,906	0.79%		0.36%		3.01%
$1.00	4.99%	$472,893	0.80%		0.36%		4.87%

$1.00	0.01%	$68,176	0.87%		0.18	%†	0.01%
$1.00	0.01%	$77,827	0.88	%Ω	0.20	%Ω†	0.02%
$1.00	0.33%	$96,197	0.90	%Ω	0.46	%Ω†	0.35%
$1.00	2.95%	$144,089	0.88%		0.46%		2.61%
$1.00	4.88%	$74,548	0.90%		0.46%		4.77%

See notes to financial highlights and notes to financial statements.

49

Fifth Third Funds
Notes to Financial Highlights

(a)	Before waivers and reimbursements.
(b)	Net of waivers and reimbursements.
^	Amount is less than $0.005.
Δ	Average shares method used in calculation.
@	During the year ended July 31, 2007, the Advisor paid money to certain Funds related to an SEC investigation on Citi (formerly BISYS Fund Services), a former service provider to the Funds. See Note 4 in Notes to Financial Statements for further information. Net Investment Income per share in these Financial Highlights includes the impact of this payment however the amount per share is less than $.005. The Funds distributed the income related to this payment after July 31, 2007. This payment into the Funds had no impact on total return for the year ended July 31, 2007.
Ω	Includes expense for the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. This expense is being borne by the Funds without regard to any expense limitation currently in effect.

	Year ended		Year ended
	7/31/2010		7/31/2009
Prime Money Market	0.01%		0.04%
Institutional Money Market	—	^	0.03%
Institutional Government Money Market	—	^	0.02%
U.S. Treasury Money Market	0.01%		0.04%

^	Amount is less than 0.005%.

†	The Advisor waived additional expenses to maintain a competitive yield as follows:

	Year ended	Year ended	Year ended
	7/31/2011	7/31/2010	7/31/2009
Prime Money Market
Institutional Shares	0.26%	0.17%	—
Class A Shares	0.51%	0.42%	0.02%
Class B Shares	1.25%	1.15%	0.29%
Class C Shares	1.25%	1.10%	0.27%
Institutional Money Market
Institutional Shares	— ^	— ^	—
Select Shares	0.02%	— ^	—
Preferred Shares	0.07%	0.03%	—
Trust Shares	0.18%	0.12%	— ^
Institutional Government Money Market
Institutional Shares	0.02%	— ^	—
Select Shares	0.08%	0.03%	—
Preferred Shares	0.15%	0.08%	0.01%
Trust Shares	0.24%	0.19%	0.01%
U.S. Treasury Money Market
Institutional Shares	0.04%	0.02%	—
Select Shares	0.10%	0.09%	— ^
Preferred Shares	0.19%	0.17%	0.01%
Trust Shares	0.28%	0.27%	0.04%

^	Amount is less than 0.005%.

#	During the year ended July 31, 2011, the Advisor made a Voluntary Capital Contribution to Prime Money Market. See Note 4 in Notes to Financial Statements for further information. The per share impact of this payment is less than $0.005. This payment into the Fund had no impact on total return for the year ended July 31, 2011.

See notes to financial statements.

50

Fifth Third Funds
Notes to Financial Statements
July 31, 2011

(1) Organization

Fifth Third Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company established as a Massachusetts business trust. The Trust consists of twenty-four separate investment portfolios.

The accompanying financial statements and notes relate only to the following series of the Trust, each of which is diversified (individually a “Fund” and collectively the “Funds”).

Fund Name

Fifth Third Prime Money Market Fund (“Prime Money Market”)
Fifth Third Institutional Money Market Fund (“Institutional Money Market”)
Fifth Third Institutional Government Money Market Fund (“Institutional Government Money Market”)
Fifth Third U.S. Treasury Money Market Fund (“U.S. Treasury Money Market”)

Institutional Money Market, Institutional Government Money Market and U.S. Treasury Money Market have four classes of shares: Institutional, Select, Preferred and Trust shares. Prime Money Market has four classes of shares: Institutional, Class A, Class B and Class C shares. Prime Money Market’s Class B shares are closed for purchases as of this report date. Each class of shares for each Fund has identical rights and privileges except with respect to administrative services fees paid by Class C, Select, Preferred and Trust shares, distribution services fees paid by Class A, Class B, and Class C shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of

51

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Securities Valuation — All investments in securities are recorded at their estimated fair value as described in Note 10.

Securities Transactions and Related Income — Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, amortization of premium or accretion of discount. Dividend or capital gain distributions from investment company securities are recorded on ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Other — Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds based on their relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as administrative services and/or distribution servicing fees.

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly and distributable net realized gains, if any, are declared and distributed at least annually. Dividends from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. To the extent distributions would exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment;

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Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

temporary differences do not require reclassifications. Accordingly, at July 31, 2011, reclassifications were recorded as follows:

	Increase	Increase
	(Decrease)	(Decrease)
	Accumulated	Accumulated	Increase
	Net Investment	Net Realized	(Decrease)
	Income (Loss)	Gain (Loss)	Paid-in-Capital

Prime Money Market	$1,620	$—	$(1,620)
Institutional Money Market	4,525	—	(4,525)
Institutional Government Money Market	2,800	—	(2,800)
U.S. Treasury Money Market	8,756	(6,336)	(2,420)

New Accounting Pronouncements — In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements”. ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing”. These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting

53

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(3) Securities and Other Investments

Repurchase Agreements — The Funds may enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fifth Third Asset Management, Inc. (“FTAM” or the “Advisor”) to be creditworthy. It is the policy of the Funds to require the custodian or sub-custodian bank to take possession or have legally segregated in the Federal Reserve Book Entry System, all securities segregated as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the relevant repurchase agreement transaction. Risks may arise from the potential inability or unwillingness of counterparties to honor the terms of a repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

(4) Related Party Transactions

Investment Advisory Fee — FTAM is the Funds’ investment advisor. FTAM, a wholly owned subsidiary of Fifth Third Bank, is an indirect subsidiary of Fifth Third Bancorp, a publicly traded financial services company. The advisory agreement between the Funds and the Advisor provides for an annual fee equal to 0.40% of each Fund’s average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee. The Advisor can modify or terminate the voluntary waiver at any time at its sole discretion.

For the twelve months ended July 31, 2011, the Advisor voluntarily waived the following fees:

Fund	Advisor Fee Waiver

Prime Money Market Fund	$1,499,759
Institutional Money Market Fund	$7,760,103
Institutional Government Money Market Fund	$5,128,222
U.S. Treasury Money Market Fund	$4,139,890

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Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

Administration Fee — FTAM is the Trust’s administrator the (“Administrator”) and generally assists in all aspects of the Trust’s administration and operations including providing the Funds with certain administrative personnel and services necessary to operate the Funds. The Administrator receives administration fees at the annual rates shown below which are computed daily on average daily net assets of the Trust; the fees are prorated among the Funds based upon their relative average daily net assets.

Administration Fee	Trust Average Daily Net Assets

0.20%	Up to $1 billion
0.18%	In excess of $1 billion up to $2 billion
0.17%	In excess of $2 billion

An annual fee of $10,000 per class, per Fund applies beyond the first four classes per Fund. Each Fund that commences operations after September 18, 2002 is subject to an annual $20,000 minimum fee. The Administrator may voluntarily choose to waive any portion of its fee. The Administrator can modify or terminate the voluntary waiver at any time at its sole discretion.

For the twelve months ended July 31, 2011, FTAM waived the following administration fees:

Fund	Administration Fee Waiver

Prime Money Market Fund	$1,577,163
Institutional Money Market Fund	$1,819,040
Institutional Government Money Market Fund	$1,064,611
U.S. Treasury Money Market Fund	$1,742,721

Expense Limitations — In its capacity as Advisor and Administrator, FTAM has entered into a contractual expense limitation agreement with the Funds. Under the terms of the expense limitation agreement, to the extent that ordinary operating expenses incurred by a Fund in any fiscal year exceed the specified expense limit for the Fund, the excess amount will be borne by FTAM. If the operating expenses are less than the specified expense limit for the Fund, FTAM shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amount reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 12 months commencing November 26, 2010). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this plan in the fiscal year, does not cause the Fund to exceed the contractual expense

55

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

limitation. Due to the possibility of changes in market conditions and other factors FTAM may voluntarily waive additional expenses beyond its contractual obligation. There can be no assurance that the level of waivers, reimbursements and reduction of Fund expenses reflected in the financial highlights will be maintained in the future. All waivers not recovered at the end of the period expire on November 26, 2011. The Funds’ contractual class expense limitations and reimbursement recoverable as of this report date are as follows:

		Class Expense Limitations*

								Reimbursement
Fund	Institutional	A	B	C	Select	Preferred	Trust	Recoverable**

Prime Money
Market	0.54%	0.79%	1.54%	1.54%	NA	NA	NA	$617,268
Institutional
Money Market	0.21%	NA	NA	NA	0.29%	0.36%	0.46%	$6,701,729
Institutional
Government
Money Market	0.21%	NA	NA	NA	0.29%	0.36%	0.46%	$4,630,108
U.S. Treasury
Money Market	0.21%	NA	NA	NA	0.29%	0.36%	0.46%	$3,623,845

*	The annual limitations shown include 12b-1 or administrative services fees and are contractual.

**	The cumulative amounts waived and/or reimbursed which may be potentially recoverable by FTAM under the expense limitation agreements for the period from November 26, 2010 through July 31, 2011.

The dollar amounts of the other contractual expense reimbursements, excluding accounting and administration waivers discussed separately in this Note, were $180,973 for Prime Money Market, $955,072 for Institutional Money Market, $1,124,589 for Institutional Government Money Market and $207,514 for U.S. Treasury Money Market for the year ended July 31, 2011.

Accounting Fees — FTAM is the Funds’ accounting agent. FTAM receives accounting fees at the annual rates shown below which are computed daily and paid monthly based on average daily net assets of each Fund, subject to a $30,000 per Fund annual minimum, plus out-of-pocket expenses.

Accounting Fee	Fund Average Daily Net Assets

0.020%	Up to $500 million
0.015%	In excess of $500 million up to $1 billion
0.010%	In excess of $1 billion

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Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

In addition, a $10,000 annual flat per class, per Fund fee applies beyond the initial class of shares.

Distribution and/or Servicing Fees, Waivers — The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. FTAM Funds Distributor, Inc. is the Trust’s distributor/principal underwriter (the “Distributor”). Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Funds’ Class A, Class B and Class C shares to finance activities intended to result in the sales of each Fund’s shares. The Plan provides that the Funds will incur fees accrued daily and paid monthly to the Distributor at annual rates up to or equal to that shown below based on average daily net assets of the respective classes in the Plan.

Class	Distribution/Servicing Fee

Class A	0.25%
Class B	1.00%
Class C	0.75%

The Distributor may voluntarily choose to waive and/or reimburse a portion of its fee. The Distributor can modify or terminate the voluntary waiver/reimbursement at any time at its sole discretion. The Distributor voluntarily waived fees of $1,018,758 in Prime Money Market during the period.

In addition, the Distributor earned contingent deferred sales commissions (CDSC) on certain redemptions of Class A, B and C shares (all of which is paid to the finance agent who financed advance commissions, as applicable, on sales of these shares). FTAM is the Class A and C advance commission finance agent. For the twelve months ended July 31, 2011, FTAM earned $12,424 in CDSC fees for the Trust. Affiliates of FTAM earned reallowed 12b-1 distribution/servicing fees as well as administrative servicing fees (see below) of $1,228,896 from the Trust for the period ended as of the report date.

Administrative Servicing Fee — The Trust has a Shareholder Servicing Plan with the Distributor with respect to Class C, Select, Preferred and Trust shares. Under the Agreement, certain administrative services, including those relating to the maintenance of shareholder accounts were provided to these shareholders during the year. The Distributor, as well as other financial institutions (which may include affiliates of

57

Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

the Advisor) receives fees computed at annual rates up to those shown below, based on average daily net assets of the respective classes.

Class	Administrative Servicing Fee

Class C	0.25%
Select	0.08%
Preferred	0.15%
Trust	0.25%

The Distributor may voluntarily choose to waive and/or reimburse a portion of its fee. The Distributor can modify or terminate this voluntary wavier/reimbursement at any time at its sole discretion.

For the twelve months ended July 31, 2011, the Distributor waived the following administrative servicing fees:

Fund	Administrative Servicing Fee Waiver

Prime Money Market Fund	$465
Institutional Money Market Fund	$457,892
Institutional Government Money Market Fund	$649,579
U.S. Treasury Money Market Fund	$547,497

Transfer and Dividend Disbursing Agent — Pursuant to a Services Agreement with the Trust dated May 14, 2007, FTAM provides certain services on behalf of the Trust. Under this agreement, FTAM’s fees are paid monthly and are accrued daily based upon each Fund of the Trust’s relative average daily net assets, at the aggregate annual amount of $370,000. FTAM earned $370,000 from the Trust in service fees for the period ended as of this report date.

Other  — Certain officers of the Trust are also officers of FTAM and/or its affiliates. Certain non-principal officers of the Trust are also employees of the Trust’s custodian bank, State Street Bank and Trust Company (“State Street”). None of these officers are paid any fees by the Trust.

The Trust reimbursed FTAM for fees paid to a third party in connection with the negotiation of a new custody agreement. For the year ended July 31, 2011, the fees were $31,064. The fees were allocated to each Fund based on actual expenses incurred by the Fund.

Payments by Affiliates — Citi (formerly BISYS Fund Services, Inc. (“Citi”)), which formerly provided various services to the Trust, reached a settlement and entered into an order (the “Order”) with the Securities and Exchange Commission (“SEC”) regarding the SEC’s investigation of Citi’s past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Neither the Trust nor FTAM was a

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Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

party to the Order, nor is the Trust or FTAM bound by the Order or its findings. It is unclear the extent to which the Trust, FTAM and certain of its former service providers are or may be affected by the SEC’s investigation of BISYS or by the Order. In response to the SEC’s inquiries related to this matter, including those of the Trust’s former service arrangements with Citi, FTAM made a one time contribution of money to certain Funds of the Trust during the year ended July 31, 2007. The affected Funds and the amounts paid to such Funds were determined based on various factors such as certain Fund expenses during 1999 through 2001 as well as the applicable Funds’ net assets during this time period. The amount credited to each class of the applicable Funds was determined according to the relative net assets of such classes on the date the amounts were recognized. The amounts were allocated among the components of net assets for the fiscal year ended July 31, 2007 for each applicable Fund based upon its character for federal income tax purposes. The total returns for the year ended July 31, 2007 for each class of the applicable Funds would not have changed had the payments not been made; see the Notes to Financial Highlights.

In July 2010, certain funds received a one time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS Fund Services, Inc. that requires, among other things, a distribution of settlement monies from the fair fund to benefit affected mutual funds). The impact of these payments is not reflected in the net expense ratios in the Financial Highlights. The impact to the net expense ratios and total return was not significant.

On October 25, 2010, the Prime Money Fund received $650,000 as a non-recourse voluntary capital contribution from the Advisor’s affiliate to absorb a portion of the losses realized on the sale of certain portfolio investments. The Advisor’s affiliate did not receive any consideration in return for the capital contribution and no repayment or future consideration is expected. The amount is reflected in the Statement of Operations as a Payment by Affiliate.

(5) Line of Credit

As of February 1, 2008, the Funds have an uncommitted, unsecured line of credit facility with State Street. Under the terms of the agreement, which is renewable annually, the Funds may borrow up to $100 million in the aggregate. The purpose of the facility generally is to borrow funds

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Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

if necessary to meet temporary or emergency cash needs, including to fund redemption requests that might otherwise require the untimely disposition of securities. Borrowings may not exceed 33 1/3% of a Fund’s net assets and must be repaid within 60 days. Drawn loans will be priced at a bid rate, though, in any event, not less than a fixed rate plus a spread determined by State Street. There were no borrowings against the line of credit during the fiscal year ended July 31, 2011.

(6) Federal Tax Information

It is the intention of each Fund to continue to qualify as a regulated investment company by complying with Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Accordingly, no provision for federal income or excise taxes has been made.

At July 31, 2011, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Funds file U.S. tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2008-2010, no examinations are in progress or anticipated as of this report date. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010.

The tax character of distributions paid during the fiscal years ended July 31, 2011 and 2010 was as follows:

	Ordinary Income Distributions

	July 31, 2011	July 31, 2010

Prime Money Market	$229,531	$169,310
Institutional Money Market	1,949,643	3,752,934
Institutional Government Money Market	502,322	1,296,744
U.S. Treasury Money Market	260,061	251,187

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Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

			Total
		Accumulated	Accumulated
	Undistributed	Capital and	Earnings/
	Ordinary Income	Other Losses	(Deficit)

Prime Money Market	$2,293	$(610,167)	$(607,874)
Institutional Money Market	4,493	(2,465,161)	(2,460,668)
Institutional Government Money Market	2,433	(981)	1,452
U.S. Treasury Money Market	8,756	—	8,756

As of July 31, 2011, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by U.S. Treasury regulations:

	Expiration Year

	2014	2015	2016	2017	2018	2019	Total

Prime Money Market	$92,314	$—	$—	$100,645	$9,872	$407,336	$610,167
Institutional Money Market	696	—	—	81,732	25,057	2,357,676	2,465,161
Institutional Government Money Market	—	—	—	—	981	—	$981

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after July 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

During the year ended July 31, 2011, the funds used capital loss carryforwards in the following amounts:

Amount Used

Institutional Government Money Market	$15,774

(7) Market and Credit Risk

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty

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Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

risks in respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

(8) 10% Shareholders

As of July 31, 2011, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the fund as detailed below:

	Number of	% of Shares
	Accounts	Outstanding

Prime Money Market Fund	2	85.29%
Institutional Money Market Fund	2	53.76%
Institutional Government Money Market Fund	3	76.73%
U.S. Treasury Money Market Fund	3	76.78%

Affiliated Shareholders

As of July 31, 2011, Fifth Third Bank and its affiliates and the retirement plans of Fifth Third Bank and its affiliates, held shares which may be redeemed at any time as detailed below:

	Number of	% of Affiliated
	Accounts	Shareholders

Prime Money Market Fund	2	85.29%
Institutional Money Market Fund	2	53.76%
Institutional Government Money Market Fund	3	76.73%
U.S. Treasury Money Market Fund	3	76.78%

(9) Guarantees and Indemnifications

Under the Trust’s organizational documents, its Officers and Board of Trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for the general indemnification of Trustees and Officers. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

(10) Securities Valuations

The Funds use various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP established a

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Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

(11) Fair Value Measurements

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

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Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

Short term notes — Investments of the Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, to the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

Open-end investment companies — Investments are valued at net asset value as reported by such investment companies and are categorized as level 1.

The following is a summary of the fair value hierarchy according to the inputs used as of July 31, 2011 in valuing the Funds’ assets and liabilities:

	Fair Value Measurement at 7/31/2011 using

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
	(Level 1)	(Level 2)	(Level 3)	7/31/11

Prime Money Market

Assets
Corporate Bonds	$—	$119,207,563	$—	$119,207,563
Municipal Bonds	—	38,839,016	—	38,839,016
U.S. Government Agencies	—	34,995,336	—	34,995,336
Certificates of Deposit	—	56,000,010	—	56,000,010
Commercial Paper	—	175,631,781	—	175,631,781
Demand Notes	—	43,950,000	—	43,950,000
Municipal Demand Notes	—	264,124,825	—	264,124,825
Money Markets	24,628,586	—	—	24,628,586
Repurchase Agreements	—	98,570,000	—	98,570,000

Total	$24,628,586	$831,318,531	$—	$855,947,117

Institutional Money Market

Assets
Corporate Bonds	$—	$277,312,002	$—	$277,312,002
Mortgage-Backed Securities	—	7,194,198	—	7,194,198
Municipal Bonds	—	62,078,451	—	62,078,451
U.S. Government Agencies	—	89,992,211	—	89,992,211
Certificates of Deposit	—	170,000,000	—	170,000,000
Commercial Paper	—	479,721,004	—	479,721,004
Demand Notes	—	80,140,000	—	80,140,000
Municipal Demand Notes	—	745,901,000	—	745,901,000
Money Markets	2,492,635	—	—	2,492,635
Repurchase Agreements	—	102,541,000	—	102,541,000

Total	$2,492,635	$2,014,879,866	$—	$2,017,372,501

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Fifth Third Funds
Notes to Financial Statements, continued
July 31, 2011

	Fair Value Measurement at 7/31/2011 using

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
	(Level 1)	(Level 2)	(Level 3)	7/31/11

Institutional Government Money Market

Assets
Corporate Bonds	$—	$151,108,202	$—	$151,108,202
Mortgage-Backed Securities	—	67,692,541	—	67,692,541
U.S. Government Agencies	—	753,103,172	—	753,103,172
U.S. Treasury Obligations	—	5,013,189	—	5,013,189
Money Markets	411,209	—	—	411,209
Repurchase Agreements	—	512,860,000	—	512,860,000

Total	$411,209	$1,489,777,104	$—	$1,490,188,313

U.S. Treasury Money Market

Assets
Corporate Bonds	$—	$66,020,081	$—	$66,020,081
U.S. Government Agencies	—	37,000,000	—	37,000,000
U.S. Treasury Bills	—	24,994,493	—	24,994,493
U.S. Treasury Notes	—	311,129,839	—	311,129,839
Money Markets	4,510,230	—	—	4,510,230
Repurchase Agreements	—	676,163,000	—	676,163,000

Total	$4,510,230	$1,115,307,413	$—	$1,119,817,643

There were no transfers between level 1 and level 2 during the period. The Funds did not have level 3 holdings at the beginning or end of the period ended July 31, 2011.

(12) Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Fifth Third Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fifth Third Prime Money Market Fund, Fifth Third Institutional Money Market Fund, Fifth Third Institutional Government Money Market Fund and Fifth Third U.S. Treasury Money Market Fund (four series of Fifth Third Funds, hereafter referred to as the “Funds”) at July 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
September 23, 2011

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67

Fifth Third Funds
Supplemental Information (Unaudited)

FIFTH THIRD FUNDS MANAGEMENT ^

The Trustees and Officers of the Funds, their age, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 38 Fountain Square Plaza, Cincinnati, Ohio 45202.

Independent Trustees

	Position(s)	Term of Office and
Name and Age	Held with the Funds	Length of Time Served[1]

Edward Burke Carey	Chairman-Board	January 1989-Present
Age: 66	of Trustees

David J. Durham	Trustee	June 2001-Present
Age: 66

J. Joseph Hale Jr.	Trustee	March 2001-Present
Age: 61

John E. Jaymont	Trustee	October 2001-Present
Age: 66

^ Additional disclosure can be found in the Statement of Additional Information, which can be obtained by calling 1-800-282-5706.

68

Fifth Third Funds
Supplemental Information (Unaudited), continued

Number of
	Portfolios in Fund	Other
Principal Occupation(s)	Complex Overseen	Directorships
During the Past 5 Years	by Trustee	Held by Trustee

Carey Realty Investments, Inc.	24	Canisius
(real estate development and		College-Trustee.
consulting), President, 1990-Present.

Chairman of Clipper Products, Inc.,	24	None
a wholesale distributor, 2005-Present.
Chairman of Norris Products Corp.,
a wholesale distributor, 2005-Present.
President and Chief Executive Officer
of Clipper Products, Inc., 1997-Present.

Consultant, Duke Energy, July 2010-Present.	24	Trustee for
President and CEO of MediLux Health		Hanover College,
Care, April 2008-March 2010.		The Egan Maritime
EVP and Managing Director, DHR		Institute, The Sconset
International (executive recruiter),		Chapel, The Sconset
April 2007-2008. President, Cinergy		Trust, The March of
Foundation, November 2001-March 2006.		Dimes. The Community
Foundation for
Nantucket

Business Development Director, Printing	24	None
Industries of Ohio/North Kentucky
(printing industry association)
Feb. 2002-Present.

69

Fifth Third Funds
Supplemental Information (Unaudited), continued

Independent Trustees, continued

	Position(s)	Term of Office and
Name and Age	Held with the Funds	Length of Time Served[1]

David J. Gruber	Trustee	December 2003-Present
Age: 47

Interested Trustee

	Position(s)	Term of Office and
Name and Age	Held with the Funds	Length of Time Served[1]

E. Keith Wirtz[2]	President and	President April 2007-
Age: 51	Trustee	Present. Trustee
March 2010-Present

Officers

Matthew A. Ebersbach	Vice President	March 2006-Present
Age: 41

Richard B. Ille	Vice President	April 2007-Present
Age: 46

James A. Mautino	Anti-Money	February 2007-Present
Age: 43	Laundering and
Chief Compliance

70

Fifth Third Funds
Supplemental Information (Unaudited), continued

	Number of
	Portfolios in Fund	Other
Principal Occupation(s)	Complex Overseen	Directorships
During the Past 5 Years	by Trustee	Held by Trustee

President, DJG Financial Consulting	24	CASA of
(accounting and finance consultant),		Delaware County
June 2007-Present. Resources Global
Professionals, Project Professional,
December 2004-June 2007.

Principal Occupation(s)
During the Past 5 Years

President, Fifth Third Asset	24	None
Management, Inc. 2003-Present.

Vice President of Fifth Third Bank
since 2001. Registered representative of
FTAM Funds Distributor, Inc.

Managing Director, Products and
Marketing, Fifth Third Asset
Management, Inc., 2001-Present.
Registered representative of
FTAM Funds Distributor, Inc.

Vice President and Chief Compliance
Officer, Fifth Third Asset Management,
Inc. August 2005-Present.

71

Fifth Third Funds
Supplemental Information (Unaudited), continued

Officers, continued

	Position(s)	Term of Office and
Name and Age	Held with the Funds	Length of Time Served[1]

Shannon King	Treasurer	March 2008-Present
Age: 39

Julie Tedesco	Secretary	June 2011-Present
Age: 53

Tracy Kaufman	Assistant Treasurer	June 2007-Present
Age: 52

Francine S. Hayes	Assistant Secretary	June 2007-Present
Age: 43

[1]	Each Trustee serves until the election and qualification of a successor, or until death, resignation, retirement or removal as provided in the Trust’s Amended and Restated Declaration of Trust. Retirement occurs on the last day of the fiscal year in which the Trustee’s 73rd birthday occurs. The Trust’s Officers are elected annually by the Trustees.
[2]	Mr. Wirtz is an interested Trustee of the Trust due to his position with the Advisor.

72

Fifth Third Funds
Supplemental Information (Unaudited), continued

Principal Occupation(s)
During the Past 5 Years

Vice President, Fifth Third Asset
Management, Inc. September 2007-
Present, Assistant Vice President and
Capital Markets Derivative Manager,
Fifth Third Bank, 2005-2007, Registered
representative of FTAM Funds
Distributor Inc.

Senior Vice President and Counsel,
State Street Bank and Trust Company
(a Massachusetts trust company) from
2000 to Present.

Assistant Vice President, State
Street Bank and Trust Company
(a Massachusetts trust company)
from 1986 to Present.

Vice President and Counsel, State
Street Bank and Trust Company
(a Massachusetts trust company)
from 2004 to Present.

73

Fifth Third Funds
Supplemental Information (Unaudited), continued

EXPENSE EXAMPLE

As a shareholder of the Fifth Third Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fifth Third Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2011 through July 31, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as extraordinary expenses and interest expense.)

74

Fifth Third Funds
Supplemental Information (Unaudited), continued

				Expense	Expense
				Paid	Ratio
		Beginning	Ending	During	During
		Account	Account	Period*	Period
		Value	Value	2/1/11 -	2/1/11 -
		2/1/11	7/31/11	7/31/11	7/31/11

Prime Money Market	Institutional Shares	$1,000.00	$1,000.00	$1.29	0.26%
	Class A Shares	1,000.00	1,000.00	1.29	0.26%
	Class B Shares	1,000.00	1,000.00	1.29	0.26%
	Class C Shares	1,000.00	1,000.00	1.39	0.28%

Institutional Money Market	Institutional Shares	1,000.00	1,000.30	1.04	0.21%
	Select Shares	1,000.00	1,000.10	1.24	0.25%
	Preferred Shares	1,000.00	1,000.00	1.29	0.26%
	Trust Shares	1,000.00	1,000.00	1.29	0.26%

Institutional Government Money Market	Institutional Shares	1,000.00	1,000.10	0.84	0.17%
	Select Shares	1,000.00	1,000.10	0.89	0.18%
	Preferred Shares	1,000.00	1,000.00	0.89	0.18%
	Trust Shares	1,000.00	1,000.00	0.94	0.19%

U.S. Treasury Money Market	Institutional Shares	1,000.00	1,000.10	0.64	0.13%
	Select Shares	1,000.00	1,000.00	0.64	0.13%
	Preferred Shares	1,000.00	1,000.00	0.64	0.13%
	Trust Shares	1,000.00	1,000.00	0.64	0.13%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

75

Fifth Third Funds
Supplemental Information (Unaudited), continued

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fifth Third Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may however use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The expense ratio may vary period to period because of various factors, as a result of expenses incurred that are outside the cap (such as extraordinary expenses and interest expense.)

76

Fifth Third Funds
Supplemental Information (Unaudited), continued

				Expense	Expense
				Paid	Ratio
		Beginning	Ending	During	During
		Account	Account	Period*	Period
		Value	Value	2/1/11 -	2/1/11 -
		2/1/11	7/31/11	7/31/11	7/31/11

Prime Money Market	Institutional Shares	$1,000.00	$1,023.51	$1.30	0.26%
	Class A Shares	1,000.00	1,023.51	1.30	0.26%
	Class B Shares	1,000.00	1,023.51	1.30	0.26%
	Class C Shares	1,000.00	1,023.41	1.40	0.28%

Institutional Money Market	Institutional Shares	1,000.00	1,023.75	1.05	0.21%
	Select Shares	1,000.00	1,023.55	1.25	0.25%
	Preferred Shares	1,000.00	1,023.51	1.30	0.26%
	Trust Shares	1,000.00	1,023.51	1.30	0.26%

Institutional Government Money Market	Institutional Shares	1,000.00	1,023.95	0.85	0.17%
	Select Shares	1,000.00	1,023.90	0.90	0.18%
	Preferred Shares	1,000.00	1,023.90	0.90	0.18%
	Trust Shares	1,000.00	1,023.85	0.95	0.19%

U.S. Treasury Money Market	Institutional Shares	1,000.00	1,024.15	0.65	0.13%
	Select Shares	1,000.00	1,024.15	0.65	0.13%
	Preferred Shares	1,000.00	1,024.15	0.65	0.13%
	Trust Shares	1,000.00	1,024.15	0.65	0.13%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

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Addresses

Fifth Third Funds	Fifth Third Funds
38 Fountain Square Plaza
Cincinnati, Ohio 45202

Investment Advisor,	Fifth Third Asset Management, Inc.
Administrator and Accountant	38 Fountain Square Plaza
Cincinnati, Ohio 45202

Distributor	FTAM Funds Distributor, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

Custodian, Sub-Accountant	State Street Bank and Trust Company
and Sub-Administrator	801 Pennsylvania Avenue
Kansas City, Missouri 64105

Transfer and Dividend	Boston Financial Data Services, Inc.
Disbursing Agent	30 Dan Road
Canton, Massachusetts 02021

Independent Registered	PricewaterhouseCoopers LLP
Public Accounting Firm	1100 Walnut, Suite 1300
Kansas City, Missouri 64106

Advised by:

F T A M

FIFTH THIRD ASSET MANAGEMENT

BEYOND THE TRADITIONAL

FTF 3196073112

1-800-282-5706

AR-MMF-11

Item 2.          Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

The Amended Code of Ethics, adopted as of June 23, 2011, is attached hereto as Exhibit 12(a)(1).

There have been no waivers granted by the registrant to individuals covered by the Code of Ethics during the period covered by this report on Form N-CSR.

Item 3.          Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that it has one audit committee financial expert serving on the registrant’s Audit Committee that possess the attributes identified in Item 3(b) of Form N-CSR. The name of the audit committee financial expert is David J. Gruber and Mr. Gruber is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.          Principal Accountant Fees and Services.

(a)         Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings and engagements for the last two fiscal years ended July 31, 2010 and July 31, 2011 were $319,624 and $319,624, respectively.

(b)         Audit Related Fees

The registrant was not billed any fees by the principal accountant for the fiscal year ended July 31, 2010 or July 31, 2011 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included under paragraph (a) of this Item 4.

(c)         Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended July 31, 2010 and July 31, 2011 were $75,148 and $83,548, respectively.

(d)         All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for the last two fiscal years ended July 31, 2010 and July 31, 2011 were $0 and $0, respectively.

(e)         Pre-Approval Policies and Procedures

(1)         Audit and Non-Audit Services Pre-Approval Policies and Procedures

I. Purpose

Under the Sarbanes-Oxley act of 2002 (the “Act”), the audit committee (the “Committee”) of the Board of Trustees of Fifth Third Funds (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, the Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor’s independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter types of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these audit and non-audit services pre-approval policies and procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II. General Pre-Approval Policies

It is the policy of the committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	The qualifications of the auditor to perform the services involved;

2.	The proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	The permissibility of the services under applicable rules and guidance of the SEC;

4.	The effect, if any, of the performance of the proposed services on the auditor’s independence;

5.	The effect of the compensation for the proposed services on the auditor’s independence; and

6.	The effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendations. No pre-approval shall be made in a manner that would constitute a delegation to the Trust’s management.

III.               Procedures for Pre-Approval by the Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.

All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.

If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Committee’s chairman. The Committee’s chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

A.	Audit engagement, particularly for interim periods;

B.	Preparation of fund tax returns;

C.	Review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

D.	Review of its shareholder materials;

E.	Review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

F.	Market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8.	The Committee’s action on a request for pre-approval shall be recorded in the Committee’s minutes.

9.

The Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

10.	The Committee’s action on a request for pre-approval shall be reported to the full board of Trustees.

11.	Pre-approvals will be granted for a period of no more than one year.

IV.	Procedures for Pre-Approval by a Delegate of the Committee

1.

Where it has been determined by the Committee’s chairman that consideration of a request for pre-approval by the full Committee would not be timely, the chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the “delegate”) for this purpose. (as of the date of the adoption of these guidelines and procedures, John E. Jaymont has been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	Audit engagement, particularly for interim periods;

b.	Preparation of fund tax returns;

c.	Review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	Review of its shareholder materials;

e.	Review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f.	Market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7.

The delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust’s management.

8.

Pre-approvals by the delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Committee’s Chairman.

9.

Pre-approvals by the delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Committee’s review of the delegate’s action on a request for pre-approval shall be recorded in the Committee’s minutes and reported to the full board of Trustees.

11.	Pre-approvals will be granted by the delegate for a period of no more than one year.

V.	Procedures for Monitoring Engagements Authorized under Pre-Approval Procedures

The independent auditor shall inform the Committee in writing upon the Commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI.	Amendment

These policies and procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee charter.

(2)         None, or 0% of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         No disclosures are required by this Item 4(f).

(g)         The aggregate non-audit fees billed for the fiscal year ended July 31, 2010 and July 31, 2011 for services rendered by the principal accountant to the registrant were $75,148 and $83,548, respectively.

The aggregate non-audit fees billed for the fiscal year ended July 31, 2010 and July 31, 2011 for services rendered by the principal accountant to the investment adviser were $0 and $0, respectively.

(h)         The Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.          Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6.          Schedule of Investments.

(a)         A Schedule of Investments is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10.          Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last disclosed its procedures pursuant to Item 22(b)(15) of Schedule 14A or this Item.

Item 11.          Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer have concluded based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)     The Code of Ethics is attached hereto.

(a)(2)     The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, are attached hereto.

(a)(3)     Not applicable.

(b)         The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIFTH THIRD FUNDS

/s/ E. Keith Wirtz
E. Keith Wirtz
President

Date: September 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ E. Keith Wirtz
E. Keith Wirtz
President
(Principal Executive Officer)

Date: September 29, 2011

/s/ Shannon King
Shannon King
Treasurer
(Principal Financial and Accounting Officer)

Date: September 29, 2011